FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-228597-09

June 14, 2021

BENCHMARK 2021-B27 Commercial Mortgage Trust

Free Writing Prospectus Structural and Collateral Term Sheet

$1,093,912,985 (Approximate Initial Mortgage Pool Balance)

$899,351,000
(Approximate Offered Certificates)

Citigroup Commercial Mortgage Securities Inc. Depositor

Commercial Mortgage Pass-Through Certificates Series 2021-B27

Citi Real Estate Funding Inc. Goldman Sachs Mortgage Company JPMorgan Chase Bank, National Association German American Capital Corporation
As Sponsors and Mortgage Loan Sellers

Citigroup	J.P. Morgan	Deutsche Bank Securities	Goldman Sachs & Co. LLC
Co-Lead Managers and Joint Bookrunners

	Academy Securities	Siebert Williams Shank
Co-Managers

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

CERTIFICATE SUMMARY

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus, dated on or about June 14, 2021, included as part of our registration statement (SEC File No. 333-228597) (the “Preliminary Prospectus”). The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including, without limitation, a summary of risks associated with an investment in the offered securities under the heading “Summary of Risk Factors” and a detailed discussion of such risks under the heading “Risk Factors”). The Preliminary Prospectus is available upon request from Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc. or Siebert Williams Shank & Co., LLC. This Term Sheet is subject to change.

For information regarding certain risks associated with an investment in this transaction, refer to “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the headings “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus, the yield to maturity of, the aggregate amount and timing of distributions on and the market value of the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued. This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc. or Siebert Williams Shank & Co., LLC provides accounting, tax or legal advice.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTIFICATE SUMMARY

The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—General Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity and Other Aspects of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES
Offered Classes	Expected Ratings (S&P / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support(3)	Initial Pass-Through Rate(4)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Class A-1	AAA(sf) / AAAsf / AAA(sf)	$18,655,000	30.000%	%	(6)	2.75	07/21 – 05/26
Class A-2	AAA(sf) / AAAsf / AAA(sf)	$37,990,000	30.000%	%	(6)	4.96	05/26 – 07/26
Class A-3	AAA(sf) / AAAsf / AAA(sf)	$83,071,000	30.000%	%	(6)	6.83	04/28 – 06/28
Class A-4	AAA(sf) / AAAsf / AAA(sf)	(7)	30.000%	%	(6)	(7)	(7)
Class A-5	AAA(sf) / AAAsf / AAA(sf)	(7)	30.000%	%	(6)	(7)	(7)
Class A-AB	AAA(sf) / AAAsf / AAA(sf)	$26,294,000	30.000%	%	(6)	7.43	07/26 – 04/31
Class X-A	AAA(sf) / AAAsf / AAA(sf)	$808,494,000 (8)	N/A	%	Variable IO(9)	N/A	N/A
Class A-S	AAA(sf) / AAAsf / AAA(sf)	$71,105,000	23.250%	%	(6)	9.96	06/31 – 06/31
Class B	AA(sf) / AA-sf / AA+(sf)	$42,136,000	19.250%	%	(6)	9.96	06/31 – 06/31
Class C	A-(sf) / A-sf / A+(sf)	$48,721,000	14.625%	%	(6)	9.96	06/31 – 06/31

NON-OFFERED CERTIFICATES(10)

Non-Offered Classes	Expected Ratings (S&P / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support(3)	Initial Pass-Through Rate(4)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Class X-B	A-(sf) / A-sf / AAA(sf)	$90,857,000(8)	N/A	%	Variable IO(9)	N/A	N/A
Class X-D	NR / BBB-sf / AAA(sf)	$64,521,000(8)	N/A	%	Variable IO(9)	N/A	N/A
Class X-F	NR / BB+sf / BBB-(sf)	$15,802,000(8)	N/A	%	Variable IO(9)	N/A	N/A
Class X-G	NR / BB-sf / BB(sf)	$14,484,000(8)	N/A	%	Variable IO(9)	N/A	N/A
Class D	NR / BBBsf / A-(sf)	$35,553,000	11.250%	%	(6)	9.98	06/31 – 07/31
Class E	NR / BBB-sf / BBB(sf)	$28,968,000	8.500%	%	(6)	10.04	07/31 – 07/31
Class F	NR / BB+sf / BBB-(sf)	$15,802,000	7.000%	%	(6)	10.04	07/31 – 07/31
Class G	NR / BB-sf / BB(sf)	$14,484,000	5.625%	%	(6)	10.04	07/31 – 07/31
Class J-RR(11)	NR / B-sf / B+(sf)	$11,851,000	4.500%	%	(6)	10.04	07/31 – 07/31
Class K-RR(11)	NR / NR / NR	$47,403,985	0.000%	%	(6)	10.04	07/31 – 07/31
Class S(12)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class R(12)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

NON-OFFERED VERTICAL RISK RETENTION INTEREST(10)
Non-Offered Eligible Vertical Interest	Expected Ratings (S&P / Fitch / KBRA)(1)	Approximate Initial Combined VRR Interest Balance(2)	Approximate Initial Credit Support(3)	Initial Effective Interest Rate(4)	Effective Interest Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Combined VRR Interest(13)	NR / NR / NR	$40,500,000	N/A(14)	%(15)	(15)	9.19	07/21 – 07/31

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings shown are those of S&P Global Ratings, a Standard & Poor’s Financial Services LLC business (“S&P”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, LLC (“KBRA”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. S&P, Fitch and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5% and further subject to any additional variances described in the footnotes below. In addition, the notional amounts of the Class X-A, Class X-B, Class X-D, Class X-F, and Class X-G certificates (collectively, the “Class X Certificates”) may vary depending upon the final pricing of the classes of Principal Balance Certificates (as defined in footnote (14) below) whose certificate balances comprise such notional amounts, and, if as a result of such pricing (a) the pass-through rate of any class of Class X Certificates, would be equal to zero at all times, such class of Class X Certificates will not be issued on the closing date of this securitization (the “Closing Date”) or (b) the pass-through rate of any class of Principal Balance Certificates whose certificate balance comprises such notional amount is at all times equal to the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time (the “WAC Rate”), the certificate balance of such class of Principal Balance Certificates may not be part of, and there would be a corresponding reduction in, such notional amount of the related class of Class X Certificates.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTIFICATE SUMMARY

(3)	"Approximate Initial Credit Support" means, with respect to any class of Non-Vertically Retained Principal Balance Certificates (as defined in footnote (6) below), the quotient, expressed as a percentage, of (i) the aggregate of the initial certificate balances of all classes of Non-Vertically Retained Principal Balance Certificates, if any, junior to such class of Non-Vertically Retained Principal Balance Certificates, divided by (ii) the aggregate of the initial certificate balances of all classes of Non-Vertically Retained Principal Balance Certificates. The approximate initial credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates are represented in the aggregate. The approximate initial credit support percentages shown in the table above do not take into account the Combined VRR Interest (as defined in footnote (13) below).

(4)	Approximate per annum rate as of the Closing Date.

(5)	Determined assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, for any mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus.

(6)	For any distribution date, the pass-through rate for each class of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G, Class J-RR and Class K-RR certificates (collectively, the “Non-Vertically Retained Principal Balance Certificates”, and collectively with the Class X, Class S and Class R certificates, the “Non-Vertically Retained Certificates”, and the Non-Vertically Retained Certificates, collectively with the Class VRR certificates, the “Certificates”) will generally be equal to one of (i) a fixed per annum rate, (ii) the WAC Rate, (iii) a rate equal to the lesser of a specified per annum rate and the WAC Rate, or (iv) the WAC Rate less a specified percentage, but no less than 0.000%. The Non-Vertically Retained Certificates, other than the Class S and Class R certificates, are collectively referred to in this term sheet as the “Non-Vertically Retained Regular Certificates”. See “Description of the Certificates—Distributions—Pass-Through Rates” in the Preliminary Prospectus.

(7)	The exact initial certificate balances of the Class A-4 and Class A-5 certificates are unknown and will be determined based on the final pricing of those classes of certificates. However, the respective initial certificate balances, weighted average lives and principal windows of the Class A-4 and Class A-5 certificates are expected to be within the applicable ranges reflected, in the following chart. The aggregate initial certificate balance of the Class A-4 and Class A-5 certificates is expected to be approximately $571,379,000, subject to a variance of plus or minus 5%.

Class of Certificates	Expected Range of Initial Certificate Balances	Expected Range of Weighted Avg. Lives (Yrs)	Expected Range of Principal Windows
Class A-4	$0 – $265,000,000	NAP – 9.31	NAP / 02/30 – 05/31
Class A-5	$306,379,000 – $571,379,000	9.96 – 9.66	05/31 – 06/31 / 02/30 – 06/31

(8)	The Class X Certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each class of Class X Certificates at the related pass-through rate based upon the related notional amount. The notional amount of each class of the Class X Certificates will be equal to the certificate balance or the aggregate of the certificate balances, as applicable, from time to time of the class or classes of the Non-Vertically Retained Principal Balance Certificates identified in the same row as such class of Class X Certificates in the chart below (as to such class of Class X Certificates, the “Corresponding Principal Balance Certificates”):

Class of Class X Certificates	Class(es) of Corresponding Principal Balance Certificates
Class X-A	Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class A-S
Class X-B	Class B and Class C
Class X-D	Class D and Class E
Class X-F	Class F
Class X-G	Class G

(9)	The pass-through rate for each class of Class X Certificates will generally be a per annum rate equal to the excess, if any, of (i) the WAC Rate over (ii) the pass-through rate (or, if applicable, the weighted average of the pass-through rates) of the class or classes of Corresponding Principal Balance Certificates as in effect from time to time, as described in the Preliminary Prospectus. See “Description of the Certificates—Distributions—Pass-Through Rates” in the Preliminary Prospectus.

(10)	The classes of certificates set forth below “Non-Offered Certificates” and “Non-Offered Vertical Risk Retention Interest” in the table are not offered by this Term Sheet.

(11)	In partial satisfaction of the risk retention obligations of Citi Real Estate Funding Inc. (“CREFI”) (as “retaining sponsor” with respect to this securitization transaction), all of the Class J-RR and Class K-RR certificates (collectively, the “HRR Certificates”), with an aggregate fair value expected to represent at least 1.31% of the fair value, as of the closing date for this securitization transaction, of all of the “ABS interests” (i.e. all of the certificates (other than the Class R certificates) and the Uncertificated VRR Interest) issued by the issuing entity, will collectively constitute an “eligible horizontal residual interest” that is to be purchased and retained by KKR CMBS II Aggregator Type 1 L.P., a Delaware limited partnership, or its affiliate in accordance with the credit risk retention rules applicable to this securitization transaction. “Retaining sponsor,” “ABS interests” and “eligible horizontal residual interest” have the meanings given to such terms in Regulation RR. See “Credit Risk Retention” in the Preliminary Prospectus.

(12)	Neither the Class S certificates nor the Class R certificates will have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. A specified portion of the “excess interest” accruing after the related anticipated repayment date on any mortgage loan with an anticipated repayment date will, to the extent collected, be allocated to the Class S certificates as set forth in “Description of the Certificates—Distributions—Excess Interest” in the Preliminary Prospectus. The Class R certificates will represent the residual interests in each of four separate REMICs, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

(13)	In partial satisfaction of CREFI’s remaining risk retention obligations as retaining sponsor for this securitization transaction, CREFI is expected to acquire (or cause one or more other retaining parties to acquire) from the depositor, on the closing date for this securitization transaction, portions of an “eligible vertical interest” in the form of a “single vertical security” with an initial principal balance of approximately $40,500,000 (the “Combined VRR Interest”), which is expected to represent approximately 3.70% of all of the “ABS interests” (i.e. of the sum of the aggregate initial certificate balance of all of the certificates (other than the Class R certificates) and the initial principal balance of the Uncertificated VRR Interest) issued by the issuing entity on the closing date for this securitization transaction, subject to any variation in the initial principal balance of the Combined VRR Interest following calculation of the actual fair value of the HRR Certificates, all of the other classes of certificates (other than the Class R certificates) and the Uncertificated VRR Interest, as described under “Credit Risk Retention” in the Preliminary Prospectus. The Combined VRR Interest will consist of the “Uncertificated VRR Interest” and the “Class VRR Certificates” (each as defined under “Credit Risk Retention” in the Preliminary Prospectus). The Combined VRR Interest will be retained by certain retaining parties in accordance with the credit risk retention rules applicable to this securitization transaction. “Eligible vertical interest” and “single vertical security” have the meanings given to such terms in Regulation RR. See “Credit Risk Retention” in the Preliminary Prospectus. The Combined VRR Interest is not offered hereby.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTIFICATE SUMMARY

(14)	Although the approximate initial credit support percentages shown in the table above with respect to the Non-Vertically Retained Principal Balance Certificates do not take into account the Combined VRR Interest, losses incurred on the mortgage loans will be allocated between the Combined VRR Interest, on the one hand, and the Non-Vertically Retained Principal Balance Certificates, on the other hand, pro rata in accordance with the principal balance of the Combined VRR Interest (the “Combined VRR Interest Balance”) and the aggregate outstanding certificate balance of the Non-Vertically Retained Principal Balance Certificates, respectively. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus. The Class VRR certificates and the Non-Vertically Retained Principal Balance Certificates are collectively referred to in this Term Sheet as the “Principal Balance Certificates”.

(15)	Although it does not have a specified pass-through rate (other than for tax reporting purposes), the effective interest rate for the Combined VRR Interest will be the WAC Rate.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$1,093,912,985
Number of Mortgage Loans	47
Number of Mortgaged Properties	170
Average Cut-off Date Balance	$23,274,744
Weighted Average Mortgage Rate	3.50333%
Weighted Average Remaining Term to Maturity/ARD (months)(3)(5)	113
Weighted Average Remaining Amortization Term (months)(4)	346
Weighted Average Cut-off Date LTV Ratio(6)(7)	56.1%
Weighted Average Maturity Date/ARD LTV Ratio(3)(6)	53.2%
Weighted Average UW NCF DSCR(8)	2.82x
Weighted Average Debt Yield on Underwritten NOI(7)(9)	10.9%
% of Initial Pool Balance of Mortgage Loans that are Amortizing Balloon	8.8%
% of Initial Pool Balance of Mortgage Loans that are Interest Only then Amortizing Balloon	12.5%
% of Initial Pool Balance of Mortgage Loans that are Interest Only	58.9%
% of Initial Pool Balance of Mortgage Loans that are Interest Only – ARD	16.2%
% of Initial Pool Balance of Mortgage Loans that are Amortizing Balloon – ARD	3.7%
% of Initial Pool Balance of Mortgaged Properties with Single Tenants	37.6%
% of Initial Pool Balance of Mortgage Loans with Mezzanine Debt	23.0%
% of Initial Pool Balance of Mortgage Loans with Subordinate Debt	18.6%

(1)	The Cut-off Date LTV Ratio, Maturity Date/ARD LTV Ratio, UW NCF DSCR, Debt Yield on Underwritten NOI and Cut-off Date Balance Per SF / Unit / Room information for each mortgage loan is presented in this Term Sheet (i) if such mortgage loan is part of a loan combination (as defined under “Collateral Overview—Loan Combination Summary” below), based on both that mortgage loan and any related pari passu companion loan(s) but, unless otherwise specifically indicated, without regard to any related subordinate companion loan(s), and (ii) unless otherwise specifically indicated, without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	Unless otherwise indicated, mortgage loans with anticipated repayment dates are presented as if they were to mature on the anticipated repayment date.

(4)	Excludes mortgage loans that are interest-only for the entire term.

(5)	With respect to six mortgage loans, representing approximately 15.6% of the initial pool balance, the initial due dates for such mortgage loans occur after July 2021. On the Closing Date, the related mortgage loan seller(s) will contribute an initial interest deposit amount to the issuing entity to cover an amount that represents one month’s interest that would have accrued with respect to each such mortgage loan at the related interest rate with respect to the assumed July 2021 payment date. Information presented in this Term Sheet reflects the contractual loan terms; however, each such mortgage loan is being treated as having an initial due date in July 2021.

(6)	The Cut-off Date LTV Ratios and Maturity Date/ARD LTV Ratios presented in this Term Sheet are generally based on the “as-is” appraised values of the related mortgaged properties (as set forth on Annex A to the Preliminary Prospectus), provided that such LTV ratios may be calculated based on (i) “as-stabilized” or similar values in certain cases where the completion of certain hypothetical conditions or other events at the property are assumed and/or where reserves have been established at origination to satisfy the applicable condition or event that is expected to occur, or (ii) the Cut-off Date Balance or Balloon Balance, as applicable, net of a related earnout or holdback reserve, or (iii) the “as-is” appraised value for a portfolio of mortgaged properties that includes a premium relating to the valuation of the portfolio of mortgaged properties as a whole rather than as the sum of individually valued mortgaged properties, in each case as further described in the definitions of “Appraised Value”, “Cut-off Date LTV Ratio” and “Maturity Date/ARD LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.

(7)	The Cut-off Date LTV Ratio, Debt Yield on Underwritten NOI and Debt Yield on Underwritten NCF with respect to the Mission Promenade mortgage loan are each calculated net of a $750,000 holdback reserve.

(8)	The UW NCF DSCR for each mortgage loan is generally calculated by dividing the Underwritten NCF for the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment due.

(9)	The Debt Yield on Underwritten NOI for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

MORTGAGE POOL CHARACTERISTICS

COVID-19 Updates
Loan No.	Property Name	Mortgage Loan Seller	Property Type	Information as of Date	First Payment Date	March Debt Service Payment Received (Y/N)	April Debt Service Payment Received (Y/N)	May Debt Service Payment Received (Y/N)	Forbearance or Other Debt Service Relief Requested	Other Loan Modification Requested (Y/N)	Lease Modification or Rent Relief Requested (Y/N)	Occupied SF or Unit Count Making Full March Rent Payment (%)	UW March Base Rent Paid (%)	Occupied SF or Unit Count Making Full April Rent Payment (%)	UW April Base Rent Paid (%)	Occupied SF or Unit Count Making Full May Rent Payment (%)	UW May Base Rent Paid (%)
1	Burlingame Point	GSMC, GACC, JPMCB	Office	6/8/2021	5/6/2021	NAP	NAP	Yes	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
2	Equus Industrial Portfolio	GSMC	Industrial	6/8/2021	5/9/2021	NAP	NAP	NAP	No	No	No	96.5%	96.5%	99.8%	99.8%	99.8%	99.8%
3	375 Pearl Street	JPMCB	Office	6/2/2021	7/11/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
4	Colonnade Corporate Center	JPMCB	Office	6/2/2021	7/5/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
5	Amazon Seattle(1)	GACC	Office	6/3/2021	5/6/2021	NAP	NAP	Yes	No	No	Yes	99.6%	99.6%	100.0%	100.0%	100.0%	100.0%
6	4500 Academy Road Distribution Center	CREFI	Industrial	6/6/2021	7/6/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
7	Upper West Side and Brooklyn Heights Portfolio	CREFI	Multifamily	6/6/2021	7/6/2021	NAP	NAP	NAP	No	No	No	97.0%	97.0%	97.0%	97.0%	97.0%	97.0%
8	105 West 125th Street	GSMC	Office	6/8/2021	7/6/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
9	O'Reilly Auto Parts Portfolio	GACC	Retail	6/3/2021	5/6/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
10	U-Haul SAC 20	JPMCB	Self Storage	6/2/2021	7/1/2021	NAP	NAP	NAP	No	No	NAP	NAP	NAP	NAP	NAP	NAP	NAP
11	335 West 16th Street	CREFI	Office	6/6/2021	7/6/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
12	Culver City Fee	CREFI	Other	6/6/2021	7/6/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
13	Union Square Mixed Use Portfolio(2)	CREFI	Various	6/6/2021	7/6/2021	NAP	NAP	NAP	No	No	Yes	99.0%	99.0%	99.0%	99.0%	99.0%	99.0%
14	Fisker Corporate Headquarters	GSMC	Office	6/13/2021	6/6/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
15	Chase Tower	JPMCB	Office	6/2/2021	7/1/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
16	iPark 84 Innovation Center	CREFI	Industrial	6/6/2021	6/6/2021	NAP	NAP	Yes	No	No	Yes	96.6%	97.4%	96.6%	97.4%	96.6%	97.4%
17	100 East California Ave	CREFI	Office	6/6/2021	7/6/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
18	252 Atlantic Avenue(3)	CREFI	Retail	6/6/2021	7/6/2021	NAP	NAP	NAP	No	No	Yes	100.0%	99.3%	100.0%	99.3%	100.0%	99.3%
19	Holiday Inn Express San Diego	GSMC	Hospitality	6/8/2021	7/6/2021	NAP	NAP	NAP	No	No	No	NAP	NAP	NAP	NAP	NAP	NAP
20	1985 Marcus	GSMC	Office	6/8/2021	5/6/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
21	Truax Office(4)	GACC	Mixed Use	6/9/2021	7/6/2021	NAP	NAP	NAP	No	No	Yes	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
22	Alabama Hilton Portfolio(5)	CREFI	Hospitality	6/6/2021	3/6/2020	Yes	Yes	Yes	Yes	Yes	No	NAP	NAP	NAP	NAP	NAP	NAP
23	Accenture San Antonio	CREFI	Office	6/6/2021	7/6/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
24	All World Storage Romeoville	CREFI	Self Storage	6/6/2021	7/6/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
25	1-11 South Market Street	CREFI	Industrial	6/6/2021	6/6/2021	NAP	NAP	NAP	No	No	Yes	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
26	DoubleTree Spokane	JPMCB	Hospitality	6/2/2021	7/1/2021	NAP	NAP	NAP	No	No	NAP	NAP	NAP	NAP	NAP	NAP	NAP
27	475 Oakmead	GSMC	Office	6/13/2021	7/6/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
28	Fordham Road	JPMCB	Retail	6/2/2021	7/1/2021	NAP	NAP	NAP	No	No	Yes	88.3%	95.7%	88.3%	95.7%	88.3%	95.7%
29	500 W 190th	CREFI	Office	6/6/2021	7/6/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
30	University Blvd MOB(6)	JPMCB	Office	6/2/2021	7/1/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
31	Bonanza Shopping Center(7)	GACC	Retail	6/9/2021	7/11/2021	NAP	NAP	NAP	No	No	Yes	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
32	Mission Promenade	GACC	Mixed Use	6/3/2021	7/6/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
33	Residence Inn Florence(8)	GACC	Hospitality	6/3/2021	4/6/2020	Yes	Yes	Yes	No	No	No	NAP	NAP	NAP	NAP	NAP	NAP
34	5550 Macadam(9)	GSMC	Office	5/7/2021	7/6/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	NAV	NAV
35	Pepsi Distribution Center	CREFI	Industrial	6/6/2021	7/6/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
36	Palmetto Self Storage	CREFI	Self Storage	6/6/2021	6/6/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
37	Bowie Commons	GSMC	Retail	5/31/2021	7/6/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
38	Greenpoint Portfolio	GACC	Multifamily	6/3/2021	7/6/2021	NAP	NAP	NAP	No	No	No	100%	100%	100.0%	99.0%	100%	100.0%
39	654 Broadway	GSMC	Mixed Use	6/2/2021	7/6/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
40	135 Brown Place	CREFI	Multifamily	6/6/2021	7/6/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
41	El Sueno Portfolio	GACC	Manufactured Housing	6/3/2021	7/6/2021	NAP	NAP	NAP	No	No	No	99.6%	100.0%	99.6%	100.0%	100.0%	100.0%
42	20 Carter Drive	CREFI	Industrial	6/6/2021	7/6/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
43	NJ Flex Portfolio	CREFI	Industrial	6/6/2021	7/6/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
44	2530 North Orchard Street	CREFI	Multifamily	6/6/2021	7/6/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

MORTGAGE POOL CHARACTERISTICS

COVID-19 Updates
Loan No.	Property Name	Mortgage Loan Seller	Property Type	Information as of Date	First Payment Date	March Debt Service Payment Received (Y/N)	April Debt Service Payment Received (Y/N)	May Debt Service Payment Received (Y/N)	Forbearance or Other Debt Service Relief Requested	Other Loan Modification Requested (Y/N)	Lease Modification or Rent Relief Requested (Y/N)	Occupied SF or Unit Count Making Full March Rent Payment (%)	UW March Base Rent Paid (%)	Occupied SF or Unit Count Making Full April Rent Payment (%)	UW April Base Rent Paid (%)	Occupied SF or Unit Count Making Full May Rent Payment (%)	UW May Base Rent Paid (%)
45	ABC Self Storage	CREFI	Self Storage	6/6/2021	6/6/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
46	Walgreens Snellville	CREFI	Retail	6/6/2021	7/6/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
47	Walgreens - Newberg OR	CREFI	Retail	6/6/2021	7/6/2021	NAP	NAP	NAP	No	No	No	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Amazon Seattle – One tenant (2,418 SF; 0.3% of NRA; 0.3% of UW Base Rent), requested and was granted rent relief for the months of April through July 2020, and the abated period was extended for a total of twelve months through March 31, 2021.
(2)	Union Square Mixed Use Portfolio – Three retail tenants at the Union Square Mixed Use Portfolio properties received rent abatements due to the COVID-19 pandemic. Two of the three tenants are currently paying full unabated rent, with the third tenant beginning to pay full unabated rent beginning in July 2021. The Union Square Mixed Use Portfolio loan is structured with an upfront rent reserve of $26,000, which will be released upon the tenant commencing full unabated rent payments.
(3)	252 Atlantic Avenue – One tenants at the 252 Atlantic Avenue property received a temporary rent deferral due to the COVID-19 pandemic. The tenant is back to paying 100% of their base rent and will begin repaying deferred months in July 2021. Another tenant received a rent abatement through October 2021 and will resume paying full base rent thereafter. The 252 Atlantic Avenue loan was structured with an upfront rent reserve totaling $594,000, which is equal to six months of debt service. The reserve will be incrementally disbursed to the borrower beginning in December 2021 in the event that all conditions under the loan agreement have been met.
(4)	Truax Office – Five tenants (47.0% of NRA) requested rent relief and four tenants (16.5% of NRA) received relief due to the COVID-19 pandemic. As of May 2021, the four tenants are current on all contractual rents, additional rents and deferred rents (if applicable).
(5)	Alabama Hilton Portfolio – With respect to the Alabama Hilton Portfolio Mortgage Loan (1.5%), a forbearance and modification agreement was entered into as of September 1, 2020 in connection with certain payment delinquencies resulting in commencement of foreclosure of the related Mortgaged Properties, which proceeding was withdrawn due to the execution and delivery of the forbearance and modification agreement. The forbearance and modification agreement, among other things, provided for (i) a forbearance from the exercise of any remedies available under the related loan documents with respect to certain specified defaults for a forbearance period extending (unless earlier terminated pursuant to certain provisions of such forbearance and modification agreement) through and including June 1, 2021, (ii) the deferral of payment of the principal component of monthly debt service payments, and the deferral of payment of monthly FF&E reserve deposits, during the forbearance period, (iii) the deferral of any cash management requirements resulting from the specified defaults during the forbearance period, and the commencement of full cash management thereafter, with an excess cash flow sweep of funds to be applied to the deferred principal and deferred FF&E deposits until such deferred principal and FF&E deposits are fully funded, (iv) in the event any deferred principal and/or deferred FF&E deposits remain after the application of excess cash flow through the December, 2021 monthly payment date, such deficiencies must be funded by the borrower no later than December 31, 2021, (v) the deferral of the related borrower’s obligation to pay default interest and late fees resulting from the specified defaults provided that no default occurs under the forbearance and modification agreement or the loan documents, and the waiver of such default interest and late fees on December 31, 2021 so long as no default or event of default has occurred, and (vi) consent to the related borrower’s having obtained an unsecured loan pursuant to the Paycheck Protection Program administered by the United States Small Business Administration in accordance with the Coronavirus Aid, Relief, and Economic Security Act of 2020, in the amount of approximately $502,294, and agreement that such loan will not constitute a breach of certain applicable provisions of the loan documents so long as such loan is completely forgiven within two years of having been incurred or the related borrower otherwise pays such loan in full prior to its maturity date.
(6)	University Blvd MOB – One tenant (accounting for 4.2% of underwritten base rent) is delinquent with respect to certain rental payments with a total of $126,667 in rent outstanding due to being closed during the COVID-19 pandemic. According to the loan sponsor, the tenant is expected to re-pay $100,000, with the Loan Sponsor writing off the balance. The tenant is now open and expected to make full rental payments.
(7)	Bonanza Shopping Center – Eight tenants (44.0% of NRA) requested rent relief and six tenants (37.8% of NRA) received relief due to the COVID-19 pandemic. As of May 2021, the six tenants are current on all contractual rents, additional rents, and deferred rents (if applicable).
(8)	Residence Inn Florence – As of April 2021, the occupancy and average daily rate per room were 67.6% and $110.81, respectively. The Mortgage Loan has been in a cash management period and cash sweep period since November 2020 as a result of the debt service coverage ratio falling below 1.40x. The Mortgage Loan documents provide for a cash management and cash trap period to occur if as of the last day of any calendar quarter occurring prior to the May 2021 monthly payment date, the debt service coverage ratio is less than 1.40x (which is cured if the debt service coverage ratio is subsequently at least 1.42x as of the last day of any calendar quarter), and if as of the last day of any calendar quarter thereafter, the debt service coverage ratio is less than 1.35x (which is cured if the debt service coverage ratio is subsequently at least 1.37x as of the last day of any calendar quarter). Prior to the May 2021 monthly payment date, the Mortgage Loan documents require the debt service coverage ratio to be calculated based on annualized revenues and expenses for the three months preceding the calculation. The debt service coverage ratios for the Residence Inn Florence Mortgage Loan as of the Q2 2020, Q3 2020, Q4 2020 and Q1 2021 periods, based on the calculations as required under the mortgage loan documents, were 0.49x, 1.27x, 1.08x and 0.92x, respectively. The debt service coverage ratio for the Residence Inn Florence Mortgage Loan as of the trailing twelve months, trailing six months and trailing three months ending April 30, 2021 was 1.25x, 1.23x and 1.33x, respectively.
(9)	5550 Macadam - More recent historical financials are unavailable as the Mortgaged Property was acquired at origination and the seller did not provide the borrower with such information.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Citigroup Global Markets Inc. Goldman Sachs & Co. LLC J.P. Morgan Securities LLC Deutsche Bank Securities Inc.

Co-Managers:	Academy Securities, Inc. Siebert Williams Shank & Co., LLC

Depositor:	Citigroup Commercial Mortgage Securities Inc.

Initial Pool Balance:	$1,093,912,985

Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association

Special Servicer:	Midland Loan Services, a Division of PNC Bank, National Association

Certificate Administrator:	Citibank, N.A.

Trustee:	Wilmington Trust, National Association

Operating Advisor:	Park Bridge Lender Services LLC

Asset Representations Reviewer:	Park Bridge Lender Services LLC

Risk Retention Consultation Parties:	Citi Real Estate Funding Inc., Goldman Sachs Mortgage Company and JPMorgan Chase Bank, National Association

Credit Risk Retention:

For a discussion on the manner in which the U.S. credit risk retention requirements are being satisfied by Citi Real Estate Funding Inc., as retaining sponsor for this securitization transaction, see “Credit Risk Retention” in the Preliminary Prospectus. Note that this securitization transaction is not structured to satisfy European or United Kingdom risk retention and due diligence requirements.

Closing Date:	On or about June 29, 2021

Cut-off Date:

With respect to each mortgage loan, the due date in June 2021 for that mortgage loan (or, in the case of any mortgage loan that has its first due date subsequent to June 2021, the date that would have been its due date in June 2021 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 11th day of each month or next business day, commencing in July 2021

Distribution Date:	The 4th business day after the Determination Date, commencing in July 2021

Interest Accrual:	Preceding calendar month

ERISA Eligible:	The offered certificates are expected to be ERISA eligible, subject to the exemption conditions described in the Preliminary Prospectus

SMMEA Eligible:	No

Payment Structure:	Sequential Pay

Day Count:	30/360

Tax Structure:	REMIC

Rated Final Distribution Date:	July 2054

Cleanup Call:	1.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

KEY FEATURES OF THE CERTIFICATES

Minimum Denominations:

$10,000 minimum for the offered certificates (other than the Class X-A certificates); $1,000,000 minimum for the Class X-A certificates; and integral multiples of $1 thereafter for all the offered certificates

Delivery:	Book-entry through DTC

Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX, BLOOMBERG and Moody’s Analytics

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

TRANSACTION HIGHLIGHTS

■	$899,351,000 (Approximate) New-Issue Multi-Borrower CMBS:
—	Overview: The mortgage pool consists of 47 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,093,912,985 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $23,274,744 and are secured by 170 mortgaged properties located throughout 25 states.
—	LTV: 56.1% weighted average Cut-off Date LTV Ratio
—	DSCR: 2.82x weighted average Underwritten NCF Debt Service Coverage Ratio
—	Debt Yield: 10.9% weighted average Debt Yield on Underwritten NOI
—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3/ A-4/ A-5 / A-AB
■	Loan Structural Features:
—	Amortization: 25.0% of the mortgage loans by Initial Pool Balance have scheduled amortization:
–	12.5% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity
–	12.5% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity
—	Hard Lockboxes: 73.1% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place
—	Cash Traps: 86.0% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than (i) a 1.10x coverage or (ii) a 5.25% debt yield, that fund an excess cash flow reserve
—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:
–	Real Estate Taxes: 35 mortgage loans representing 58.0% of the Initial Pool Balance
–	Insurance: 19 mortgage loans representing 30.8% of the Initial Pool Balance
–	Replacement Reserves (Including FF&E Reserves): 37 mortgage loans representing 62.0% of the Initial Pool Balance
–	Tenant Improvements / Leasing Commissions: 20 mortgage loans representing 36.8% secured by office, industrial, retail, self storage (with commercial tenants), mixed use and multifamily (with commercial tenants) properties
—	Predominantly Defeasance Mortgage Loans: 71.0% of the mortgage loans by Initial Pool Balance permit defeasance only after an initial lockout period
■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:
—	Office: 46.8% of the mortgaged properties by allocated Initial Pool Balance are office properties
—	Industrial: 16.5% of the mortgaged properties by allocated Initial Pool Balance are industrial properties
—	Retail: 9.6% of the mortgaged properties by allocated Initial Pool Balance are retail properties (5.3% are anchored retail properties)
—	Self Storage: 6.2% of the mortgaged properties by allocated Initial Pool Balance are self storage properties
—	Multifamily: 6.1% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties (5.1% are mid rise multifamily properties
—	Mixed Use: 5.9% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties
—	Hospitality: 5.4% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

■	Geographic Diversity: The 170 mortgaged properties are located throughout 25 states, with only two states having greater than 10.0% of the allocated Initial Pool Balance: New York (30.6%) and California (23.1%).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Citi Real Estate Funding Inc.	22	45	$405,825,154	37.1%
JPMorgan Chase Bank, National Association	7	14	232,310,000	21.2
Goldman Sachs Mortgage Company	9	41	218,572,228	20.0
German American Capital Corporation	8	69	153,205,603	14.0
Goldman Sachs Mortgage Company, German American Capital Corporation, JPMorgan Chase Bank, National Association(1)	1	1	84,000,000	7.7
Total	47	170	$1,093,912,985	100.0%

(1)	Goldman Sachs Mortgage Company, German American Capital Corporation and JPMorgan Chase Bank, National Association and are co-sponsors with respect to the Burlingame Point mortgage loan (7.7%), which mortgage loan is evidenced by five (5) promissory notes: (i) notes A-1-C-4 and A-1-C-5, with an aggregate outstanding principal balance of $40,000,000 as of the cut-off date, as to which Goldman Sachs Mortgage Company is acting as mortgage loan seller; (ii) notes A-2-C-3 and A-2-C-4, with an aggregate outstanding principal balance of $26,000,000 as of the cut-off date, as to which German American Capital Corporation is acting as mortgage loan seller; and (iii) note A-3-C-3, with an outstanding principal balance of $18,000,000 as of the cut-off date, as to which JPMorgan Chase Bank, National Association is acting as mortgage loan seller.

Ten Largest Mortgage Loans(1)(2)

#	Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF/Units/Rooms	Cut-off Date Balance Per SF/Unit/Room	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio(3)
1	Burlingame Point	$84,000,000	7.7%	Office	805,118	$472	4.72x	14.6%	38.0%
2	Equus Industrial Portfolio	68,109,030	6.2	Industrial	5,959,157	$39	5.10x	14.0%	37.8%
3	375 Pearl Street	66,000,000	6.0	Office	573,083	$384	2.67x	9.2%	60.3%
4	Colonnade Corporate Center	60,000,000	5.5	Office	419,650	$198	1.28x	8.2%	72.5%
5	Amazon Seattle	51,900,000	4.7	Office	774,412	$303	4.27x	13.1%	35.1%
6	4500 Academy Road Distribution Center	50,000,000	4.6	Industrial	1,600,000	$45	2.63x	10.0%	59.0%
7	Upper West Side and Brooklyn Heights Portfolio	50,000,000	4.6	Multifamily	190	$263,158	2.13x	8.0%	52.2%
8	105 West 125th Street	45,000,000	4.1	Office	151,316	$297	3.14x	11.1%	62.2%
9	O'Reilly Auto Parts Portfolio	41,000,000	3.7	Retail	406,186	$101	2.24x	9.9%	56.5%
10	U-Haul SAC 20	40,500,000	3.7	Self Storage	359,998	$113	1.94x	10.8%	59.1%
	Top 10 Total / Wtd. Avg.	$556,509,030	50.9%				3.18x	11.1%	52.1%
	Remaining Total / Wtd. Avg.	537,403,955	49.1				2.45x	10.6%(4)	60.2%(4)
	Total / Wtd. Avg.	$1,093,912,985	100.0%				2.82x	10.9%	56.1%

(1)	See footnotes to table entitled “Mortgage Pool Characteristics” above.
(2)	With respect to each mortgage loan that is part of a loan combination (as identified under “Collateral Overview—Loan Combination Summary” below), the Cut-off Date Balance Per SF/Unit/Room, UW NCF DSCR, UW NOI Debt Yield and Cut-off Date LTV Ratio are calculated based on both that mortgage loan and any related pari passu companion loan(s), but without regard to any related subordinate companion loan(s) or other indebtedness.
(3)	With respect to certain of the mortgage loans identified above, the Cut-off Date LTV Ratios have been calculated using “as-stabilized”, “portfolio premium” or similar hypothetical values. Such mortgage loans are identified under the definition of “Appraised Value” set forth under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.
(4)	The UW NOI Debt Yield and Cut-off Date LTV Ratio with respect to the Mission Promenade mortgage loan are each calculated net of a $750,000 holdback reserve.

.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Loan Combination Summary

Mortgage Loan Name(1)	Mortgage Loan Cut-off Date Balance	Mortgage Loan as Approx. % of Initial Pool Balance	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance	Loan Combination Cut-off Date Balance	Controlling Pooling/Trust and Servicing Agreement (“Controlling PSA”)(2)	Master Servicer / Outside Servicer	Special Servicer / Outside Special Servicer
Burlingame Point	$84,000,000	7.7%	$296,000,000	$240,000,000	$620,000,000	BGME 2021-VR	KeyBank	Situs
Equus Industrial Portfolio	$68,109,030	6.2%	$164,903,870	$154,000,000	$387,012,900	Benchmark 2021-B26	KeyBank	Situs
375 Pearl Street	$66,000,000	6.0%	$154,000,000	-	$220,000,000	BANK 2021-BNK34	Wells	Greystone
Colonnade Corporate Center	$60,000,000	5.5%	$23,000,000	-	$83,000,000	Benchmark 2021-B27	Midland	Midland
Amazon Seattle	$51,900,000	4.7%	$183,000,000	$155,100,000	$390,000,000	Benchmark 2021-B25	Midland	Situs
4500 Academy Road Distribution Center	$50,000,000	4.6%	$22,000,000	-	$72,000,000	Benchmark 2021-B27	Midland	Midland
iPark 84 Innovation Center	$28,000,000	2.6%	$60,000,000	-	$88,000,000	Benchmark 2021-B26	KeyBank	KeyBank
1985 Marcus	$18,447,198	1.7%	$36,894,396	-	$55,341,595	Benchmark 2021-B25	Midland	Rialto
Alabama Hilton Portfolio	$16,491,979	1.5%	$11,641,397	-	$28,133,377	Benchmark 2021-B27	Midland	Midland

(1)	Each of the mortgage loans included in the issuing entity that is secured by a mortgaged property or portfolio of mortgaged properties identified in the table above, together with the related companion loan(s) (none of which is included in the issuing entity), is referred to in this Term Sheet as a “loan combination”. See “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus.
(2)	Each loan combination will be serviced under the related Controlling PSA and, in the event the Controlling Note is included in the related securitization transaction, the controlling class representative (or an equivalent entity) under such Controlling PSA will generally be entitled to exercise the rights of the controlling note holder for the subject loan combination. See, however, the chart entitled “Loan Combination Controlling Notes and Non-Controlling Notes” below and “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus for information regarding the party that will be entitled to exercise such rights in the event the Controlling Note is held or deemed to be held by a third party or included in a separate securitization transaction.

Mortgage Loans with Existing Mezzanine Debt or Subordinate Debt(1)

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Mezzanine Debt Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance	Cut-off Date Total Debt Balance(2)	Wtd. Avg Cut-off Date Total Debt Interest Rate(2)	Cut-off Date Mortgage Loan LTV(3)	Cut-off Date Total Debt LTV(2)	Cut-off Date Mortgage Loan UW NCF DSCR(3)	Cut-off Date Total Debt UW NCF DSCR(2)	Cut-off Date Mortgage Loan UW NOI Debt Yield(3)	Cut-off Date Total Debt UW NOI Debt Yield(2)
Burlingame Point	$84,000,000	$296,000,000	$130,000,000	$240,000,000	$750,000,000	3.27389%	38.0%	75.0%	4.72x	1.33x	14.6%	7.4%
Equus Industrial Portfolio	$68,109,030	$164,903,870	—	$154,000,000	$387,012,900	3.11498%	37.8%	62.9%	5.10x	2.45x	14.0%	8.4%
375 Pearl Street	$66,000,000	$154,000,000	$30,000,000	—	$250,000,000	3.80400%	60.3%	68.5%	2.67x	2.08x	9.2%	8.1%
Amazon Seattle	$51,900,000	$183,000,000	$65,000,000	$155,100,000	$455,000,000	3.44700%	35.1%	67.9%	4.27x	1.92x	13.1%	6.8%
4500 Academy Road Distribution Center	$50,000,000	$22,000,000	$12,000,000	—	$84,000,000	4.35000%	59.0%	68.9%	2.63x	1.83x	10.0%	8.6%

(1)	See footnotes to table entitled “Mortgage Pool Characteristics” above.
(2)	All “Total Debt” calculations set forth in the table above include any related pari passu companion loan(s), any related subordinate companion loan(s) and any related mezzanine debt.
(3)	“Cut-off Date Mortgage Loan LTV”, “Cut-off Date Mortgage Loan UW NCF DSCR” and “Cut-off Date Mortgage Loan UW NOI Debt Yield” calculations include any related pari passu companion loan(s) and exclude any related subordinate companion loan(s).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Loan Combination Controlling Notes and Non-Controlling Notes(1)(2)

Mortgaged Property Name	Servicing of Loan Combination	Note Detail	Controlling Note	Current Holder of Unsecuritized Note(3)(4)(5)	Current or Anticipated Holder of Securitized Note(5)	Aggregate Cut-off Date Balance
Burlingame Point	Outside Serviced	Notes A-1-C-4, A-1-C-5, A-2-C-3, A-2-C-4, A-3-C-3	No	—	Benchmark 2021-B27	$84,000,000
		Notes A-1, A-2, A-3	Yes (Note A-1)	—	BGME 2021-VR	$20,000,000
		Note A-1-C-1	No	WFB	Not Identified	$60,000,000
		Notes A-1-C-2, A-2-C-1, A-2-C-5, A-3-C-1, A-3-C-5	No	—	Benchmark 2021-B25	$120,000,000
		Notes A-1-C-3, A-2-C-2, A-3-C-2, A-3-C-4	No	—	Benchmark 2021-B26	$96,000,000
		Notes B-1, B-2, B-3	No	—	BGME 2021-VR	$240,000,000

Equus Industrial Portfolio(6)	Outside Serviced	Note A-1-A	No (Control Shift Note)(6)	—	Benchmark 2021-B26	$95,000,000
		Note A-1-B	No	—	Benchmark 2021-B27	$68,109,030
		Note A-2	No	—	BANK 2021-BNK33	$69,903,870
		Note B-1-A	Yes(6)	Prima Mortgage Investment Trust, LLC	Not Identified	$43,400,000
		Note B-1-B	No	New York State Teachers’ Retirement System	Not Identified	$43,400,000
		Note B-1-C	No	Wilton Reassurance Company	Not Identified	$8,750,000
		Note B-1-D	No	Highmark, Inc.	Not Identified	$8,750,000
		Note B-1-E	No	Wilcac Life Insurance Company	Not Identified	$3,500,000
		Note B-2-A	No	Prima Mortgage Investment Trust, LLC	Not Identified	$18,600,000
		Note B-2-B	No	New York State Teachers’ Retirement System	Not Identified	$18,600,000
		Note B-2-C	No	Wilton Reassurance Company	Not Identified	$3,750,000
		Note B-2-D	No	Highmark, Inc.	Not Identified	$3,750,000
		Note B-2-E	No	Wilcac Life Insurance Company	Not Identified	$1,500,000

375 Pearl St.	Outside Serviced	Notes A-1, A-4	Yes	—	BANK 2021-BNK34	$100,000,000
		Note A-2	No	—	Benchmark 2021-B27	$66,000,000
		Note A-3	No	WFB	Not Identified	$54,000,000

Colonnade Corporate Center	Serviced	Note A-1	Yes	—	Benchmark 2021-B27	$60,000,000
		Note A-2	No	JPMCB	Not Identified	$23,000,000

Amazon Seattle	Outside Serviced	Note A-1	No (Control Shift Note)(6)	—	Benchmark 2021-B25	$90,000,000
		Notes A-2, A-4	No	—	Benchmark 2021-B26	$93,000,000
		Notes A-3, A-5	No	—	Benchmark 2021-B27	$51,900,000
		Note B	Yes(6)	—	Benchmark 2021-B25	$155,100,000

4500 Academy Road Distribution Center	Serviced	Note A-1	Yes	—	Benchmark 2021-B27	$50,000,000
		Note A-2	No	CREFI	Not Identified	$22,000,000

iPark 84 Innovation Center	Outside Serviced	Note A-1	Yes	—	Benchmark 2021-B26	$60,000,000
		Note A-2	No	—	Benchmark 2021-B27	$28,000,000

1985 Marcus	Outside Serviced	Note A-1	Yes	—	Benchmark 2021-B25	$36,894,396
		Note A-2	No	—	Benchmark 2021-B27	$18,447,198

Alabama Hilton Portfolio	Serviced	Note A-1	No	—	Benchmark 2020-B17	$11,641,397
		Note A-2	Yes	—	Benchmark 2021-B27	$16,491,979

(1)	The holder(s) of one or more specified controlling notes (collectively, the “Controlling Note”) will be the “controlling note holder(s)” (collectively, the “Controlling Note Holder”) entitled (directly or through a representative) to (a) approve or, in some cases, direct material servicing decisions involving the related loan combination (while the remaining such holder(s) generally are only entitled to non-binding consultation rights in such regard), and (b) in some cases, replace the applicable special servicer with respect to such loan combination with or without cause. See “Description of the Mortgage Pool—The Loan Combinations” and “The Pooling and Servicing Agreement—Directing Holder” in the Preliminary Prospectus.

(2)	The holder(s) of the note(s) other than the Controlling Note (each, a “Non-Controlling Note”) will be the “non-controlling note holder(s)” generally entitled (directly or through a representative) to certain non-binding consultation rights with respect to any decisions as to which the holder of the Controlling Note has consent rights involving the related loan combination, subject to certain exceptions, including that in certain cases where the related Controlling Note is a B-note, C-note or other subordinate note, such consultation rights will not be afforded to the holder(s) of the Non-Controlling Notes until after a control trigger event has occurred with respect to either such Controlling Note(s) or certain certificates backed thereby, in each case as set forth in the related co-lender agreement. See “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus.

(3)	Unless otherwise specified, with respect to each loan combination, any related unsecuritized Controlling Note and/or Non-Controlling Note may be further split, modified, combined and/or reissued (prior to its inclusion in a securitization transaction) as one or multiple Controlling Notes or Non-Controlling Notes, as the case may be, subject to the terms of the related co-lender agreement (including that the aggregate principal balance, weighted average interest rate and certain other material terms cannot be changed). In connection with the foregoing, any such split, modified, combined or re-issued Controlling Note or Non-Controlling Note, as the case may be, may be transferred to one or multiple parties (not identified in the table above) prior to its inclusion in a future commercial mortgage securitization transaction.

(4)	Unless otherwise specified, with respect to each loan combination, each related unsecuritized pari passu companion loan (whether controlling or non-controlling) is expected to be contributed to one or more future commercial mortgage securitization transactions. Under the column “Current or Anticipated Holder of Securitized Note”, (i) the identification of a securitization trust means we have identified an outside securitization (a) that has closed or (b) as to which a preliminary prospectus or final prospectus has been filed with the SEC or (c) as to which a preliminary offering circular or final offering circular has been printed, that, in each such case, has included or is expected to include the subject Controlling Note or Non-Controlling Note, as the case may be, (ii) “Not Identified” means the subject Controlling Note or Non-Controlling Note, as the case may be, has not been securitized and no preliminary prospectus or final prospectus has been filed with the SEC nor has any preliminary offering circular or final offering circular been printed that identifies any future outside securitization that is expected to include the subject Controlling Note or Non-Controlling Note, and (iii) “Not Applicable” means the subject Controlling Note or Non-Controlling Note is not intended to be contributed to a future commercial mortgage securitization transaction. In the case of an outside securitization that has not closed, there is no assurance that such securitization will close. Under the column “Current Holder of Unsecuritized Note”, “—” means the subject Controlling Note or Non-Controlling Note is not an unsecuritized note and is currently held (or is expected to be held) by the securitization trust referenced under the “Current or Anticipated Holder of Securitized Note” column.

(5)	Entity names have been abbreviated for presentation.

“CREFI” means Citi Real Estate Funding Inc.

“JPMCB” means JPMorgan Chase Bank, National Association.

“WFB” means Wells Fargo Bank, National Association.

(6)	The subject loan combination is an AB loan combination or a Pari Passu-AB loan combination, and the Controlling Note as of the date hereof (as identified in the chart above) is a related subordinate note. Upon the occurrence of certain trigger events specified in the related Co-Lender Agreement, however, control will generally shift to a more senior note (or, if applicable, first to one more senior note and, following certain additional trigger events, to another more senior note) in the subject loan combination (each identified in the chart above as a “Control Shift Note”), which more senior note will thereafter be the Controlling Note. See “Description of the Mortgage Pool—The Loan Combinations—The Equus Industrial Portfolio Pari Passu-AB Loan

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Combination” and “—The Amazon Seattle Pari Passu-AB Loan Combination” in the Preliminary Prospectus for more information regarding the manner in which control shifts under each such loan combination.

Previously Securitized Mortgaged Properties(1)

Mortgaged Loan Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
U-Haul SAC 20	JPMCB	Various	Various	Self Storage	$40,500,000	3.7%	MSC 2012-C4
335 West 16th Street	CREFI	New York	New York	Office	$39,000,000	3.6%	CGCMT 2014-GC19
Chase Tower	JPMCB	Charleston	West Virginia	Office	$28,210,000	2.6%	GSMS 2012-GC6
Alabama Hilton Portfolio	CREFI	Daphne	Alabama	Hospitality	$16,491,979	1.5%	VMC 2018-FL1
Accenture San Antonio	CREFI	San Antonio	Texas	Office	$14,900,000	1.4%	CSWF 2018-TOP
DoubleTree Spokane	JPMCB	Spokane	Washington	Hospitality	$13,500,000	1.2%	CSAIL 2016-C5
Fordham Road	JPMCB	Bronx	New York	Retail	$13,000,000	1.2%	DBUBS 2011-LC1A
Residence Inn Florence	GACC	Florence	South Carolina	Hospitality	$9,780,603	0.9%	GSMS 2012-GCJ9

(1)	The table above includes mortgage loans secured by mortgaged properties for which the most recent prior financing of all or a significant portion of such mortgaged properties was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)(3)		Wtd. Avg. Cut-off Date LTV Ratio(2)(3)	Wtd. Avg. Debt Yield on Underwritten NOI(2)(3)
Office	15	$511,813,198	46.8%	2.98	x	56.3%	10.8%
Suburban	7	229,103,198	20.9	2.93	x	56.0%	11.3%
CBD	5	213,110,000	19.5	2.99	x	55.3%	10.1%
Urban	1	45,000,000	4.1	3.14	x	62.2%	11.1%
R&D	1	13,500,000	1.2	4.34	x	45.3%	13.4%
Medical	1	11,100,000	1.0	1.49	x	71.6%	9.6%
Industrial	40	$180,115,030	16.5%	3.38	x	51.6%	11.3%
Warehouse/Distribution	17	123,783,768	11.3	3.46	x	51.6%	11.4%
Warehouse/R&D	1	28,000,000	2.6	2.29	x	58.5%	9.4%
Flex	19	18,231,262	1.7	5.10	x	37.8%	14.0%
Manufacturing	1	5,500,000	0.5	1.42	x	64.7%	8.5%
Warehouse	2	4,600,000	0.4	3.32	x	47.4%	13.2%
Retail	63	$105,439,225	9.6%	2.39	x	57.9%	10.5%
Anchored	4	57,625,000	5.3	2.53	x	58.2%	11.0%
Single Tenant	59	47,814,225	4.4	2.21	x	57.4%	9.8%
Self Storage	11	$68,315,000	6.2%	1.92	x	60.1%	10.1%
Multifamily	23	$66,560,000	6.1%	2.05	x	54.6%	7.9%
Mid Rise	19	55,750,000	5.1	2.11	x	52.9%	8.0%
Garden	4	10,810,000	1.0	1.76	x	63.3%	7.1%
Mixed Use	6	$64,397,950	5.9%	1.85	x	57.7%	8.8%
Multifamily/Retail	4	36,497,950	3.3	1.92	x	53.5%	7.4%
Office/Retail	2	27,900,000	2.6	1.77	x	63.3%	10.6%
Hospitality	6	$58,772,582	5.4%	3.68	x	58.6%	18.1%
Limited Service	2	24,607,273	2.2	3.67	x	57.3%	16.7%
Extended Stay	2	15,717,715	1.4	1.83	x	71.1%	12.6%
Full Service	1	13,500,000	1.2	6.58	x	39.9%	29.1%
Select Service	1	4,947,594	0.5	1.69	x	77.1%	12.8%
Other Leased Fee	1	$33,000,000	3.0%	2.62	x	57.1%	9.9%
Manufactured Housing	5	$5,500,000	0.5%	1.76	x	64.3%	10.4%
Total	170	$1,093,912,985	100.0%	2.82	x	56.1%	10.9%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(3)	See footnotes to the table entitled “Mortgage Pool Characteristics” above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)(3)	% of Total Underwritten NOI
New York	34	$334,307,198	30.6%	$983,850,000	23.2%	$53,633,950	22.6%
California	10	253,163,333	23.1	1,294,300,000	30.6	74,636,291	31.4
Alabama	4	76,491,980	7.0	151,000,000	3.6	10,418,055	4.4
Tennessee	6	69,043,208	6.3	228,300,000	5.4	12,968,984	5.5
Washington	2	65,400,000	6.0	703,800,000	16.6	34,716,355	14.6
Virginia	10	39,014,454	3.6	299,490,000	7.1	16,475,111	6.9
Georgia	21	37,567,639	3.4	193,700,000	4.6	11,731,902	4.9
Texas	4	32,831,825	3.0	51,130,000	1.2	3,520,268	1.5
West Virginia	2	32,131,066	2.9	78,100,000	1.8	4,289,945	1.8
New Jersey	4	22,777,005	2.1	38,170,000	0.9	2,236,985	0.9
Illinois	2	18,965,000	1.7	29,310,000	0.7	1,637,059	0.7
South Carolina	2	18,780,603	1.7	30,600,000	0.7	2,060,440	0.9
Oklahoma	20	15,565,057	1.4	27,060,000	0.6	1,534,758	0.6
Oregon	3	14,159,510	1.3	23,140,000	0.5	1,453,296	0.6
Nevada	1	10,465,000	1.0	16,400,000	0.4	1,302,252	0.5
Ohio	1	9,556,000	0.9	14,800,000	0.3	841,077	0.4
Missouri	13	9,273,228	0.8	15,100,000	0.4	914,366	0.4
Connecticut	1	5,500,000	0.5	8,500,000	0.2	468,072	0.2
New Mexico	5	5,500,000	0.5	8,550,000	0.2	569,992	0.2
Iowa	8	5,423,104	0.5	8,710,000	0.2	534,733	0.2
Nebraska	6	4,416,812	0.4	8,320,000	0.2	435,510	0.2
Kansas	6	4,150,827	0.4	8,010,000	0.2	409,283	0.2
Michigan	1	4,000,000	0.4	6,400,000	0.2	338,171	0.1
Arizona	1	3,259,165	0.3	5,510,000	0.1	366,074	0.2
Arkansas	3	2,170,971	0.2	3,350,000	0.1	214,064	0.1
Total	170	$1,093,912,985	100.0%	$4,235,600,000	100.0%	$237,706,993	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

(3)	For multi-property loans that do not have underwritten cash flow information reported on a property level basis, Underwritten NOI is allocated based on each respective property’s allocated loan amount.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
2,932,800 - 9,999,999	15	$95,624,778	8.7%
10,000,000 - 19,999,999	14	199,619,178	18.2
20,000,000 - 29,999,999	4	109,960,000	10.1
30,000,000 - 39,999,999	4	132,200,000	12.1
40,000,000 - 49,999,999	3	126,500,000	11.6
50,000,000 - 59,999,999	3	151,900,000	13.9
60,000,000 - 84,000,000	4	278,109,030	25.4
Total	47	$1,093,912,985	100.0%

Distribution of UW NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.28 - 1.39	2	$74,350,000	6.8%
1.40 - 1.49	2	$16,600,000	1.5
1.50 - 1.74	6	$79,792,978	7.3
1.75 - 1.99	11	$142,750,603	13.0
2.00 - 6.58	26	$780,419,405	71.3
Total	47	$1,093,912,985	100.0%
(1)	See footnotes (1) and (8) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	27	$643,779,405	58.9%
Interest Only - ARD	3	176,900,000	16.2
Interest Only, Amortizing Balloon(2)	8	136,907,800	12.5
Amortizing Balloon	8	95,825,780	8.8
Amortizing Balloon - ARD	1	40,500,000	3.7
Total	47	$1,093,912,985	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity date or have an anticipated repayment date, as applicable.
(2)	Original partial interest only periods range from 12 to 61 months.

Distribution of Lockbox Types
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	28	$800,055,185	73.1%
Springing	17	246,857,800	22.6
Soft	1	40,500,000	3.7
Soft (Residential) / Hard (Commercial)	1	6,500,000	0.6
Total	47	$1,093,912,985	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV Ratios (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
35.1 - 54.9	10	$360,559,030	33.0%
55.0 - 64.9	28	549,064,175	50.2
65.0 - 69.9	5	78,250,603	7.2
70.0 - 77.1	4	106,039,178	9.7
Total	47	$1,093,912,985	100.0%
(1)	See footnotes (1), (6) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date/ARD LTV Ratios(1)
Range of Maturity Date/ARD LTV Ratios (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
35.1 - 49.9	8	$285,715,030	26.1%
50.0 - 54.9	10	$179,163,403	16.4
55.0 - 59.9	14	$292,364,178	26.7
60.0 - 65.3	15	$336,670,375	30.8
Total	47	$1,093,912,985	100.0%
(1)	See footnotes (1), (3), and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	29	$738,742,582	67.5%
Acquisition	17	346,170,403	31.6
Recapitalization	1	9,000,000	0.8
Total	47	$1,093,912,985	100.0%

Distribution of Mortgage Rates
Range of Mortgage Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
2.484 - 3.4990	12	$461,930,030	42.2%
3.500 - 3.9990	26	470,708,176	43.0
4.000 - 4.5500	9	161,274,779	14.7
Total	47	$1,093,912,985	100.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.0 - 7.9	4	$47,510,000	4.3%
8.0 - 8.9	9	213,906,000	19.6
9.0 - 9.9	11	262,110,998	24.0
10.0 - 10.9	10	210,639,375	19.3
11.0 - 11.9	2	55,400,000	5.1
12.0 - 29.1	11	304,346,612	27.8
Total	47	$1,093,912,985	100.0%
(1)	See footnotes (1), (7) and (9) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
6.9 - 8.0	10	$222,110,000	20.3%
8.1 - 9.0	7	96,153,800	8.8
9.1 - 10.0	15	386,902,573	35.4
10.1 - 11.0	5	94,180,603	8.6
11.1 - 12.0	2	26,956,979	2.5
12.1 - 24.1	8	267,609,030	24.5
Total	47	$1,093,912,985	100.0%
(1)	See footnotes (1), (7) and (9) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
12	1	$2,932,800	0.3%
24	1	$8,410,000	0.8%
25	1	$60,000,000	5.5%
36	1	$14,350,000	1.3%
60	3	$40,115,000	3.7%
61	1	$11,100,000	1.0%

Distribution of Original Terms to Maturity/ARD(1)
Original Term to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60 - 61	3	$40,850,000	3.7%
84	4	86,265,030	7.9
108-121	40	966,797,955	88.4
Total	47	$1,093,912,985	100.0%
(1)	See footnote (3) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Terms to Maturity/ARD(1)
Range of Remaining Terms to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
59 - 78	3	$40,850,000	3.7%
79 - 98	4	86,265,030	7.9
99 - 121	40	966,797,955	88.4
Total	47	$1,093,912,985	100.0%
(1)	See footnotes (3) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	30	$820,679,405	75.0%
300	2	56,991,979	5.2
360	15	216,241,601	19.8
Total	47	$1,093,912,985	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity or have an anticipated repayment date, as applicable.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	30	$820,679,405	75.0%
284 - 300	2	56,991,979	5.2
301 - 360	15	216,241,601	19.8
Total	47	$1,093,912,985	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity or have an anticipated repayment date, as applicable.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	36	$776,914,580	71.0%
Yield Maintenance	10	265,098,405	24.2
Yield Maintenance or Defeasance	1	51,900,000	4.7
Total	47	$1,093,912,985	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Real Estate Tax	35	$634,235,780	58.0%
Replacement Reserves(1)	37	$678,391,780	62.0%
TI/LC(2)	20	$402,754,198	36.8%
Insurance	19	$337,207,979	30.8%
(1)	Includes mortgage loans with FF&E reserves.
(2)	Percentage of the portion of the Initial Pool Balance secured by office, retail, industrial and mixed use properties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)(2)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term (months)	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
1-11 South Market Street	Industrial	$14,350,000	1.3%	59	1.35x	8.9%	65.2%
DoubleTree Spokane	Hospitality	$13,500,000	1.2%	61	6.58x	29.1%	39.9%
Fordham Road	Retail	$13,000,000	1.2%	60	2.63x	14.5%	60.2%

(1)	The table above presents the mortgage loans whose balloon payments would be applied to pay down the certificate balance of the Class A-2 certificates assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, for any mortgage loan and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus, including the assumptions that (i) no mortgage loan in the pool experiences prepayments prior to its stated maturity date or anticipated repayment date, as applicable, or defaults or losses; (ii) there are no extensions of the maturity date of any mortgage loan in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date or, if applicable, anticipated repayment date. Each class of Certificates, including the Class A-2 certificates, and the Uncertificated VRR Interest evidence undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account any subordinate debt (whether or not secured by the mortgaged property) that currently exists or is allowed under the terms of any mortgage loan. See Annex A to the Preliminary Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.
(2)	See footnotes to the table entitled “Mortgage Pool Characteristics” above.

Class A-3 Principal Pay Down(1)(2)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term (months)	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
Equus Industrial Portfolio	Industrial	$68,109,030	6.2%	82	5.10x	14.0%	37.8%
Pepsi Distribution Center	Industrial	$9,556,000	0.9%	84	2.40x	8.8%	64.6%
NJ Flex Portfolio	Industrial	$4,600,000	0.4%	84	3.32x	13.2%	47.4%
ABC Self Storage	Self Storage	$4,000,000	0.4%	83	2.06x	8.5%	62.5%

(1)	The table above presents the mortgage loans whose balloon payments would be applied to pay down the certificate balance of the Class A-3 certificates assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, for any mortgage loan and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus, including the assumptions that (i) no mortgage loan in the pool experiences prepayments prior to its stated maturity date or anticipated repayment date, as applicable, or defaults or losses; (ii) there are no extensions of the maturity date of any mortgage loan in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date or, if applicable, anticipated repayment date. Each class of Certificates, including the Class A-3 certificates, and the Uncertificated VRR Interest evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account any subordinate debt (whether or not secured by the mortgaged property) that currently exists or is allowed under the terms of any mortgage loan. See Annex A to the Preliminary Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.
(2)	See footnotes to the table entitled “Mortgage Pool Characteristics” above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Allocation Between
Combined VRR Interest
and Non-Vertically
Retained

Certificates	The aggregate amount available for distribution to holders of the Non-Vertically Retained Certificates and the Combined VRR Interest on each distribution date will be: (i) the gross amount of interest, principal, yield maintenance charges and prepayment premiums collected with respect to the mortgage loans in the applicable one-month collection period, net of specified expenses of the issuing entity, including fees payable therefrom to, and losses, liabilities, advances (with interest thereon), costs and expenses reimbursable or indemnifiable therefrom to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor, the asset representations reviewer and CREFC®; and (ii) allocated to amounts available for distribution to the holders of the Combined VRR Interest, on the one hand, and amounts available for distribution to the holders of the Non-Vertically Retained Certificates (exclusive of the Class R certificates), on the other hand. On each distribution date, the portion of such aggregate available funds allocable to: (a) the Combined VRR Interest will be the product of such aggregate available funds multiplied by the Vertically Retained Percentage; and (b) the Non-Vertically Retained Certificates (exclusive of the Class R certificates) will at all times be the product of such aggregate available funds multiplied by the Non-Vertically Retained Percentage. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus.

The “Vertically Retained Percentage” is a fraction, expressed as a percentage, the numerator of which is the initial principal balance of the Combined VRR Interest, and the denominator of which is the sum of (x) the aggregate initial certificate balance of all classes of Non-Vertically Retained Principal Balance Certificates and (y) the initial principal balance of the Combined VRR Interest.

The “Non-Vertically Retained Percentage” is the difference between 100% and the Vertically Retained Percentage.

Distributions	On each Distribution Date, funds available for distribution to holders of the Non-Vertically Retained Certificates (exclusive of any portion thereof that represents the Non-Vertically Retained Percentage of (i) any yield maintenance charges and prepayment premiums collected on the mortgage loans and/or (ii) any excess interest accrued after the related anticipated repayment date on any mortgage loan with an anticipated repayment date) (“Non-Vertically Retained Available Funds”) will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.	Class A-1, A-2, A-3, A-4, A-5, A-AB, X-A, X-B, X-D, X-F and X-G certificates: to interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class X-D, Class X-F and Class X-G certificates, up to, and pro rata in accordance with, their respective interest entitlements.

2.	Class A-1, A-2, A-3, A-4, A-5 and A-AB certificates: to the extent of Non-Vertically Retained Available Funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate balance is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Preliminary Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-AB certificates in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-1 certificates in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-2 certificates in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-3 certificates in clause (iv) above, then (vi) to principal on the Class A-5 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-4 certificates in clause (v) above and then (vii) to principal on the Class A-AB certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-5 certificates in clause (vi) above. However, if the certificate balances of each and every class of the Class A-S, Class B, Class C, Class D, Class E, Class F, Class G, Class J-RR and Class K-RR certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, then Non-Vertically Retained Available Funds allocable to principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, pro rata, based on their respective certificate balances (and the schedule for the Class A-AB principal distributions will be disregarded).

3.	Class A-1, A-2, A-3, A-4, A-5 and A-AB certificates: to reimburse the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, pro rata, for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balances of those classes, together with interest at their respective pass-through rates.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Distributions (continued)	4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

5.	Class B certificates: (i) first, to interest on the Class B certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse Class B certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

6.	Class C certificates: (i) first, to interest on the Class C certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

7.	After the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class X-D, Class X-F, Class X-G, Class A-S, Class B and Class C certificates are paid all amounts to which they are entitled on such Distribution Date, the remaining Non-Vertically Retained Available Funds will be used to pay interest and principal and to reimburse (with interest) any unreimbursed losses to the Class D, Class E, Class F, Class G, Class J-RR and Class K-RR certificates, sequentially in that order and with respect to each such class in a manner analogous to the Class C certificates pursuant to clause 6 above.

Realized Losses	The certificate balances of the respective classes of Non-Vertically Retained Principal Balance Certificates will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the related class on such Distribution Date. On each Distribution Date, the Non-Vertically Retained Percentage of any such losses will be applied to the respective classes of Non-Vertically Retained Principal Balance Certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class K-RR certificates; second, to the Class J-RR certificates; third, to the Class G certificates; fourth, to the Class F certificates; fifth, to the Class E certificates; sixth, to the Class D certificates; seventh, to the Class C certificates; eighth, to the Class B certificates; ninth, to the Class A-S certificates; and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, based on their then current respective certificate balances. The notional amount of each class of Class X Certificates will be reduced to reflect reductions in the certificate balance(s) of the class (or classes, as applicable) of Corresponding Principal Balance Certificates as a result of allocations of losses realized on the mortgage loans to such class(es) of Principal Balance Certificates.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums
and Yield Maintenance

Charges	On each Distribution Date, until the notional amounts of the Class X-A, Class X-B and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates have been reduced to zero, the Non-Vertically Retained Percentage of each yield maintenance charge collected on the mortgage loans during the related one-month collection period (or, in the case of an outside serviced mortgage loan, that accompanied a principal prepayment included in the aggregate available funds for such Distribution Date) is required to be distributed to holders of the Non-Vertically Retained Regular Certificates (excluding holders of the Class X-F, Class X-G, Class F, Class G, Class J-RR and Class K-RR certificates) as follows: (a) first the Non-Vertically Retained Percentage of such yield maintenance charge will be allocated between (i) the group (the “YM Group A”) of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A and Class A-S certificates, (ii) the group (the “YM Group BC”) of the Class X-B, Class B and Class C certificates and (iii) the group (the “YM Group DE” and, together with the YM Group A and the YM Group BC, the “YM Groups”) of the Class X-D, Class D and Class E certificates pro rata, based upon the aggregate amount of principal distributed to the class or classes of Non-Vertically Retained Principal Balance Certificates in each YM Group on such Distribution Date, and (b) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of Non-Vertically Retained Regular Certificates in such YM Group, in the following manner: (i) each class of Non-Vertically Retained Principal Balance Certificates in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (X) a fraction whose numerator is the amount of principal distributed to such class of Non-Vertically Retained Principal Balance Certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the Non-Vertically Retained Principal Balance Certificates in that YM Group on such Distribution Date, (Y) the Base Interest Fraction (as defined in the Preliminary Prospectus) for the related principal prepayment and such class of Non-Vertically Retained Principal Balance Certificates, and (Z) the portion of such yield maintenance charge allocated to such YM Group, and (ii) the portion of such yield maintenance charge allocated to such YM Group and remaining after such distributions with respect to the Non-Vertically Retained Principal Balance Certificates in such YM Group will be distributed to the class of Class X Certificates in such YM Group. If there is more than one class of Non-Vertically Retained Principal Balance Certificates in any YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes, the portion of such yield maintenance charges allocated to such YM Group will be allocated among all such classes of Non-Vertically Retained Principal Balance Certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the prior sentence of this paragraph.

If a prepayment premium (calculated as a percentage of the amount prepaid) is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

After the notional amounts of the Class X-A, Class X-B and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates have been reduced to zero, the Non-Vertically Retained Percentage of all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be allocated among the holders of the Class F, Class G, Class J-RR and Class K-RR certificates as provided in the Benchmark 2021-B27 pooling and servicing agreement. No yield maintenance charges or prepayment premiums will be distributed to the holders of the Class X-F, Class X-G, Class S and Class R certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Preliminary Prospectus.

Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to all of the mortgage loans serviced under the Benchmark 2021-B27 pooling and servicing agreement, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of servicing advances, any other related companion loans as described below. P&I advances are subject to reduction in connection with any appraisal reductions that may occur. The special servicer will have no obligation to make any advances, provided that, in an urgent or emergency situation requiring the making of a property protection advance, the special servicer may, in its sole discretion, make a property protection advance and will be entitled to reimbursement from the master servicer for such advance. The master servicer, the special servicer and the trustee will each be entitled to receive interest on advances they make at the prime rate, compounded annually.

Serviced Mortgage
Loans/Outside Serviced

Mortgage Loans	One or more loan combinations may each constitute an “outside serviced loan combination”, in which case (as identified under “Collateral Overview—Loan Combination Summary” above), the Benchmark 2021-B27 pooling and servicing agreement is not the Controlling PSA, and each related mortgage loan constitutes an “outside serviced mortgage loan,” each related companion loan constitutes an “outside serviced companion loan,” and each related Controlling PSA constitutes an “outside servicing agreement.”

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Serviced Mortgage
Loans/Outside Serviced

Mortgage Loans (continue)	One or more loan combinations may be identified in the Preliminary Prospectus as a “servicing shift loan combination”, in which case the related mortgage loan constitutes a “servicing shift mortgage loan” and each related companion loan constitutes a “servicing shift companion loan”. Any servicing shift loan combination will initially be serviced pursuant to the Benchmark 2021-B27 pooling and servicing agreement during which time such mortgage loan, such loan combination and each related companion loan will be a serviced mortgage loan, a serviced loan combination and a serviced companion loan (each as defined below), respectively. However, upon the inclusion of the related controlling pari passu companion loan in a future securitization transaction, the servicing of such mortgage loan will shift to the servicing agreement governing such securitization transaction, and such mortgage loan, such loan combination and each related companion loan will be an outside serviced mortgage loan, an outside serviced loan combination and an outside serviced companion loan, respectively.

All of the mortgage loans transferred to the issuing entity (other than any outside serviced mortgage loan) are sometimes referred to in this Term Sheet as the “serviced mortgage loans” and, together with any related companion loans, as the “serviced loans” (which signifies that they are being serviced by the master servicer and the special servicer under the Benchmark 2021-B27 pooling and servicing agreement); each related loan combination constitutes a “serviced loan combination”; and each related companion loan constitutes a “serviced companion loan.” See “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus.

Appraisal Reduction Amounts	An Appraisal Reduction Amount generally will be created with respect to a required appraisal loan (which is a serviced loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property (subject to certain downward adjustments permitted under the Benchmark 2021-B27 pooling and servicing agreement) plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan; provided that, if so provided in the related co-lender agreement, the holder of a subordinate companion loan may be permitted to post cash or a letter of credit to offset some or all of an Appraisal Reduction Amount. In the case of an outside serviced mortgage loan, any Appraisal Reduction Amounts will be calculated pursuant to, and by a party to, the related outside servicing agreement. In general, any Appraisal Reduction Amount calculated with respect to a loan combination will be allocated first, to any related subordinate companion loan(s) (up to the outstanding principal balance(s) thereof), and then, to the related mortgage loan and any related pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. As a result of an Appraisal Reduction Amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which (to the extent of the Non-Vertically Retained Percentage of the reduction in such P&I advance) will have the effect of reducing the amount of interest available to the most subordinate class(es) of Non-Vertically Retained Regular Certificates then outstanding (i.e., first, to the Class K-RR certificates, then, to the Class J-RR certificates, then, to the Class G certificates, then, to the Class F certificates, then, to the Class E certificates, then, to the Class D certificates, then, to the Class C certificates, then, to the Class B certificates, then, to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class X-D, Class X-F and Class X-G certificates). In general, a serviced loan will cease to be a required appraisal loan, and no longer be subject to an Appraisal Reduction Amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such serviced loan to be a required appraisal loan.

For purposes of determining the identity of the Controlling Class and the existence of a Control Termination Event and an Operating Advisor Consultation Trigger Event, as well as the allocation and/or exercise of voting rights for certain purposes, the Vertically Retained Percentage of any Appraisal Reduction Amounts in respect of or allocated to the mortgage loans will be allocated to notionally reduce the principal balance of the Combined VRR Interest, and the Non-Vertically Retained Percentage of any Appraisal Reduction Amounts in respect of or allocated to the mortgage loans will be allocated to notionally reduce the certificate balances of the Non-Vertically Retained Principal Balance Certificates as follows: first, to the Class K-RR, Class J-RR, Class G, Class F, Class E, Class D, Class C, Class B and Class A-S certificates, in that order, in each case until the related certificate balance is notionally reduced to zero; and then to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, pro rata based on certificate balance.

Cumulative Appraisal

Reduction Amounts	A “Cumulative Appraisal Reduction Amount”, as of any date of determination, is equal to the sum of (i) all Appraisal Reduction Amounts then in effect, and (ii) with respect to any AB Modified Loans, any Collateral Deficiency Amounts then in effect.

“Collateral Deficiency Amount” means, with respect to any AB Modified Loan as of any date of determination, the excess of (i) the stated principal balance of such AB Modified Loan (taking into account the related junior note(s) included therein), over (ii) the sum of (in the case of a loan combination, solely to the extent allocable to the subject mortgage loan) (x) the most recent appraised value for the related mortgaged property or mortgaged properties, plus (y) solely to the extent not reflected or taken into account in such appraised value and to the extent on deposit with, or otherwise under the control of, the lender as of the date of such determination, any capital or additional collateral contributed by the related borrower at the time the mortgage loan became (and as part of the modification related to) such AB Modified Loan for the benefit of the related mortgaged property or mortgaged properties (provided, that in the

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Cumulative Appraisal

Reduction Amounts (continue)

case of an outside serviced mortgage loan, the amounts set forth in this clause (y) will be taken into account solely to the extent relevant information is received), plus (z) any other escrows or reserves (in addition to any amounts set forth in the immediately preceding clause (y)) held by the lender in respect of such AB Modified Loan as of the date of such determination. For purposes of determining the identity of the Controlling Class and the existence of a Control Termination Event and an Operating Advisor Consultation Trigger Event, the Non-Vertically Retained Percentage of Collateral Deficiency Amounts will be allocable to the respective classes of Control Eligible Certificates (as defined below), in reverse alphabetical order of class designation, in a manner similar to the allocation of Appraisal Reduction Amounts to such classes.

“AB Modified Loan” means any corrected mortgage loan (1) that became a corrected mortgage loan (which includes for purposes of this definition any outside serviced mortgage loan that became a “corrected” mortgage loan (or any term substantially similar thereto) pursuant to the related outside servicing agreement) due to a modification thereto that resulted in the creation of an A/B note structure (or similar structure) and as to which the new junior note(s) did not previously exist or the principal amount of the new junior note(s) was previously part of either an A note held by the trust or the original unmodified mortgage loan and (2) as to which an Appraisal Reduction Amount is not in effect.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) with respect to a serviced loan are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option”. Instead defaulted mortgage loans will be sold in a process similar to the sale process for REO property. With respect to an outside serviced loan combination, the party acting as special servicer with respect to such outside serviced loan combination pursuant to the related outside servicing agreement (the “outside special servicer”) may offer to sell to any person (or may offer to purchase) for cash such outside serviced loan combination in accordance with the terms of the related outside servicing agreement during such time as such outside serviced loan combination constitutes a defaulted mortgage loan qualifying for sale thereunder and, in connection with any such sale, the related outside special servicer is required to sell both the applicable outside serviced mortgage loan and the related outside serviced pari passu companion loan(s) and, if so provided in the related co-lender agreement or the Controlling PSA, any related subordinate companion loan(s), together as one defaulted loan.

Directing Holder	The “Directing Holder” with respect to any mortgage loan or loan combination serviced under the Benchmark 2021-B27 pooling and servicing agreement will be:

●	except (i) with respect to an excluded mortgage loan, (ii) with respect to a serviced loan combination as to which the Controlling Note is held outside the issuing entity (sometimes referred to in this Term Sheet as a “serviced outside controlled loan combination”), and (iii) during any period that a Control Termination Event has occurred and is continuing, the Controlling Class Representative; and

●	with respect to any serviced outside controlled loan combination (which may include a servicing shift loan combination or any other serviced loan combination with a controlling companion loan held outside the issuing entity), if and for so long as the applicable companion loan holder or its representative is entitled under the related co-lender agreement to exercise consent rights similar to those entitled to be exercised by the Controlling Class Representative, the holder of the related Controlling Note or its representative.

The applicable directing holder (or equivalent party) with respect to any outside serviced mortgage loan will be, in general, (i) in the event the related Controlling Note is included in the subject outside securitization transaction, the controlling class representative (or equivalent entity) under the related outside servicing agreement, and (ii) in all other cases, the third party holder of the related Controlling Note or its representative (which may be a controlling class representative (or equivalent entity) under a separate securitization transaction to which such note has been transferred (if any)), as provided in the related co-lender agreement.

An “excluded mortgage loan” is a mortgage loan or loan combination with respect to which the Controlling Class Representative or the holder(s) of more than 50% of the Controlling Class (by certificate balance) is (or are) a Borrower Party (as defined in the Preliminary Prospectus). It is anticipated that as of the closing date for this securitization transaction, the Amazon Seattle Mortgage Loan will be an excluded mortgage loan.

Controlling Class Representative

The “Controlling Class Representative” will be the controlling class certificateholder or other representative designated by at least a majority of the controlling class certificateholders by certificate balance. The “Controlling Class” is, as of any time of determination, the most subordinate class of the Control Eligible Certificates that has an outstanding certificate balance as notionally reduced by any Cumulative Appraisal Reduction Amount allocable to such class, at least equal to 25% of the initial certificate balance of that class of certificates; provided that (except under the circumstances set forth in the next proviso) if no such class meets the preceding requirement, then the Class J-RR certificates will be the controlling class; provided, further, however, that if, at any time, the aggregate outstanding certificate balance of the classes of Non-Vertically Retained Principal Balance Certificates senior to the Control Eligible Certificates has been reduced to zero (without regard to the allocation of any Cumulative Appraisal Reduction Amounts), then the “Controlling Class” will be the most subordinate class of Control Eligible Certificates with an outstanding certificate balance greater than zero (without regard to the allocation of any Cumulative Appraisal Reduction Amounts). The “Control Eligible Certificates” consist of the Class J-RR and Class K-RR certificates. See “The Pooling and Servicing Agreement—Directing Holder” in the Preliminary Prospectus. No other class of certificates

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Controlling Class

Representative (continue)

will be eligible to act as the controlling class or appoint a Controlling Class Representative. No person may exercise any of the rights and powers of the Controlling Class Representative with respect to an excluded mortgage loan.

On the Closing Date, KKR CMBS II Aggregator Type 1 L.P., a Delaware limited partnership, or its affiliate, is expected to (i) purchase the Class X-F, Class X-G, Class F, Class G, Class J-RR and Class K-RR certificates and (ii) to appoint KKR Real Estate Credit Opportunity Partners II L.P. or an affiliate as the initial Controlling Class Representative.

Control Termination Event	A “Control Termination Event” will either (a) occur when none of the classes of the Control Eligible Certificates has an outstanding certificate balance (as notionally reduced by any Cumulative Appraisal Reduction Amount then allocable to such class) that is at least equal to 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below; provided, however, that a Control Termination Event will in no event exist at any time that the certificate balance of each class of the Non-Vertically Retained Principal Balance Certificates senior to the Control Eligible Certificates (without regard to the allocation of Cumulative Appraisal Reduction Amounts) has been reduced to zero. With respect to excluded mortgage loans as to which the Controlling Class Representative would otherwise be the Directing Holder, a Control Termination Event will be deemed to exist.

The holders of Certificates representing the majority of the certificate balance of the most senior class of Control Eligible Certificates whose certificate balance is notionally reduced to less than 25% of the initial certificate balance of that class as a result of an allocation of an Appraisal Reduction Amount or a Collateral Deficiency Amount, as applicable, to such class will have the right to challenge the Special Servicer’s Appraisal Reduction Amount determination or a Collateral Deficiency Amount determination, as applicable, and, at their sole expense, obtain a second appraisal for any serviced loan for which an Appraisal Reduction Event has occurred or as to which there exists a Collateral Deficiency Amount, under the circumstances described in the Preliminary Prospectus.

Consultation Termination Event	A “Consultation Termination Event” will either (a) occur when none of the classes of Control Eligible Certificates has an outstanding certificate balance, without regard to the allocation of any Cumulative Appraisal Reduction Amount, that is equal to or greater than 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below; provided, however, that a Consultation Termination Event will in no event exist at any time that the certificate balance of each class of Non-Vertically Retained Principal Balance Certificates senior to the Control Eligible Certificates has been reduced to zero (without regard to the allocation of Cumulative Appraisal Reduction Amounts) has been reduced to zero. With respect to excluded mortgage loans as to which the Controlling Class Representative would otherwise be the Directing Holder, a Consultation Termination Event will be deemed to exist.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Control/Consultation Rights

With respect to any Serviced Loan, the applicable Directing Holder, if any, will be entitled to have consent and/or consultation rights under the Benchmark 2021-B27 pooling and servicing agreement with respect to certain major decisions (including with respect to assumptions, waivers, certain loan modifications and workouts) and other matters with respect to such serviced loan.

After the occurrence and during the continuance of a Control Termination Event, the consent rights of the Controlling Class Representative will terminate, and the Controlling Class Representative will retain non-binding consultation rights under the Benchmark 2021-B27 pooling and servicing agreement with respect to certain major decisions and other matters with respect to the serviced mortgage loans, other than (i) any excluded mortgage loan and (ii) any serviced outside controlled loan combination.

After the occurrence and during the continuance of a Consultation Termination Event, all of these rights of the Controlling Class Representative with respect to the applicable serviced loans will terminate.

With respect to any serviced outside controlled loan combination (including any servicing shift loan combination for so long as it is serviced under the Benchmark 2021-B27 pooling and servicing agreement), the holder of the related Controlling Note or its representative (which holder or representative will not be the Controlling Class Representative) will instead be entitled to exercise the above-described consent and consultation rights, to the extent provided under the related co-lender agreement.

With respect to each outside serviced loan combination, the applicable outside controlling class representative or other related controlling noteholder pursuant to, and subject to the limitations set forth in, the related outside servicing agreement and the related co-lender agreement will have consent, consultation, approval and direction rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such outside serviced loan combination, as provided for in the related co-lender agreement and in the related outside servicing agreement. To the extent permitted under the related co-lender agreement, the Controlling Class Representative (so long as a Consultation Termination Event does not exist) may have certain consultation rights with respect to each outside serviced loan combination.

See “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus.

Risk Retention

Consultation Parties	The “risk retention consultation parties”, with respect to any serviced mortgage loan or, if applicable, serviced loan combination will be: (i) the party selected by Citi Real Estate Funding Inc., (ii) the party selected by JPMorgan Chase Bank, National Association and (iii) the party selected by Goldman Sachs Bank USA. Each risk retention consultation party will have certain non-binding consultation rights in certain circumstances, (i) for so long as no Consultation Termination Event is continuing, with respect to any specially serviced loan (other than any outside serviced mortgage loan), and (ii) during the continuance of a Consultation Termination Event, with respect to any mortgage loan (other than any outside serviced mortgage loan), as further described in the Preliminary Prospectus. Notwithstanding the foregoing, none of the risk retention consultation parties will have any consultation rights with respect to any mortgage loan that is an excluded RRCP mortgage loan with respect to such party. Citi Real Estate Funding Inc., JPMorgan Chase Bank, National Association and Goldman Sachs Mortgage Company are expected to be appointed as the initial risk retention consultation parties.

With respect to any risk retention consultation party, an “excluded RRCP mortgage loan” is a mortgage loan or loan combination with respect to which such risk retention consultation party, or the person(s) entitled to appoint such risk retention consultation party, is a Borrower Party.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Termination of

Special Servicer	At any time, the special servicer (but not any outside special servicer for any outside serviced loan combination) may be removed and replaced by the applicable Directing Holder, if any, with or without cause upon satisfaction of certain conditions specified in the Benchmark 2021-B27 pooling and servicing agreement.

After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class S and Class R certificates) (without regard to the application of any Appraisal Reduction Amounts) may request a vote to replace the special servicer (with respect to all of the serviced loans other than any serviced outside controlled loan combination). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 66-2/3% of the voting rights allocable to the Certificates (other than the Class S and Class R certificates) of those holders that voted on the matter (provided that holders representing the applicable Certificateholder Quorum voted on the matter), or (b) more than 50% of the voting rights of each class of Non-Reduced Certificates, vote affirmatively to so replace.

“Non-Reduced Certificates” means each class of Principal Balance Certificates that has an outstanding certificate balance as may be notionally reduced by any Appraisal Reduction Amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

Notwithstanding the foregoing, but subject to the discussion in the next paragraph, solely with respect to a serviced outside controlled loan combination (including any servicing shift loan combination, for so long as it is serviced pursuant to the Benchmark 2021-B27 pooling and servicing agreement), only the holder of the related Controlling Note or its representative may terminate the special servicer without cause (solely with respect to the related loan combination) and appoint a replacement special servicer for that loan combination.

At any time, if the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer has failed to comply with the servicing standard and (2) a replacement of the special servicer would be in the best interest of the certificateholders and the owners of the Uncertificated VRR Interest (as a collective whole), the operating advisor will have the right to recommend the replacement of the special servicer with respect to the applicable serviced loan(s), resulting in a solicitation of a certificateholder vote. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of at least a majority of the aggregate outstanding principal balance of the certificates of those holders that voted on the matter (provided that holders representing the applicable Certificateholder Quorum vote on the matter) vote affirmatively to so replace.

“Certificateholder Quorum” means a quorum that: (a) for purposes of a vote to terminate and replace the special servicer or the asset representations reviewer at the request of the holders of certificates evidencing not less than 25% of the voting rights (without regard to the application of any Appraisal Reduction Amounts), consists of the holders of certificates evidencing at least 50% of the voting rights (taking into account the allocation of any Appraisal Reduction Amounts to notionally reduce the certificate balances of the respective classes of Principal Balance Certificates) of all certificates, on an aggregate basis; and (b) for purposes of a vote to terminate and replace the special servicer based on a recommendation of the operating advisor, consists of the holders of certificates evidencing at least 20% of the aggregate of the outstanding principal balances of all certificates, with such quorum including at least three (3) holders and/or beneficial owners of Certificates that are not “affiliated” (as defined in Regulation RR) with each other.

The related outside special servicer under each outside servicing agreement generally may be (or, if the applicable outside servicing agreement has not yet been executed, it is anticipated that such outside special servicer may be) replaced by the related outside controlling class representative (or an equivalent party), or the vote of the requisite holders of certificates issued, under the applicable outside servicing agreement (depending on whether or not the equivalent of a control termination event or a consultation termination event exists under that outside servicing agreement) or by any applicable other controlling noteholder under the related co-lender agreement in a manner generally similar to the manner in which the special servicer may be replaced under the Benchmark 2021-B27 pooling and servicing agreement as described above in this “Termination of Special Servicer” section (although there will be differences, in particular as regards certificateholder votes and the timing of when an outside special servicer may be terminated based on the recommendation of an operating advisor).

If the special servicer, to its knowledge, becomes a Borrower Party with respect to a mortgage loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan. Subject to certain limitations described in the Preliminary Prospectus, any applicable Directing Holder will be entitled to appoint a replacement special servicer for that mortgage loan. If there is no applicable Directing Holder or if the applicable Directing Holder does not take action to appoint a replacement special servicer within the requisite time period, a replacement special servicer will be appointed in the manner specified in the Benchmark 2021-B27 pooling and servicing agreement.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Voting Rights	At all times during the term of the Benchmark 2021-B27 pooling and servicing agreement, the voting rights for the certificates will be allocated among the respective classes of certificateholders in the following percentages:

(1)	1% in the aggregate in the case of the respective classes of the Class X Certificates, allocated pro rata based upon their respective notional amounts as of the date of determination (for so long as the notional amount of at least one class of the Class X Certificates is greater than zero), and

(2)	in the case of any class of Principal Balance Certificates, a percentage equal to the product of 99% (or, if the notional amounts of all classes of the Class X Certificates have been reduced to zero, 100%) and a fraction, the numerator of which is equal to the certificate balance of such class of Principal Balance Certificates as of the date of determination, and the denominator of which is equal to the aggregate of the certificate balances of all classes of the Principal Balance Certificates, in each case, as of the date of determination, provided, that in certain circumstances described under “The Pooling and Servicing Agreement” in the Preliminary Prospectus, voting rights will only be exercisable by holders of the Non-Reduced Certificates and/or may otherwise be exercisable or allocated in a manner that takes into account the allocation of Appraisal Reduction Amounts.

The voting rights of any class of certificates are required to be allocated among certificateholders of such class in proportion to their respective percentage interests.

The Class S certificates, the Class R certificates and the Uncertificated VRR Interest will not be entitled to any voting rights.

Servicing

Compensation	Modification Fees: Certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses, including unreimbursed advances and interest on unreimbursed advances previously incurred ( other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer. Within any prior 12 month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (including special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (including special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan, and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% or (b) with respect to any serviced mortgage loan (or related serviced loan combination, if applicable) or related REO Property, such lesser rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than (i) default interest and (ii) any “excess interest” accrued after the related anticipated repayment date on any mortgage loan with an anticipated repayment date) on the related serviced loan (or related serviced loan combination, if applicable) from the date such serviced loan becomes a corrected loan through and including the then related maturity date, subject in any case to a minimum workout fee of $25,000.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within 90 days of the maturity default, but the special servicer may collect and retain appropriate fees from the related borrower in connection with the subject liquidation or workout.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

In the case of an outside serviced loan combination, calculation of the foregoing amounts payable to the related outside servicer or outside special servicer may be different than as described above. For example, the extent to which modification fees and penalty fees are applied to offset expenses may be different and liquidation fees and workout fees may be subject to different caps or no caps.

Operating Advisor	The operating advisor will, in general and under certain circumstances described in the Preliminary Prospectus, have the following rights and responsibilities with respect to the serviced mortgage loans:

●	reviewing the actions of the special servicer with respect to specially serviced loans and with respect to certain major decisions regarding non-specially serviced loans as to which the operating advisor has consultation rights;

●	reviewing reports provided by the special servicer to the extent set forth in the Benchmark 2021-B27 pooling and servicing agreement;

●	reviewing for accuracy certain calculations made by the special servicer;

●	issuing an annual report generally setting forth, among other things, its assessment of whether the special servicer is performing its duties in compliance with the servicing standard and the Benchmark 2021-B27 pooling and servicing agreement and identifying any material deviations therefrom;

●	recommending the replacement of the special servicer if the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer has failed to comply with the servicing standard and (2) a replacement of the special servicer would be in the best interest of the certificateholders and the owners of the Uncertificated VRR Interest (as a collective whole); and

●	after the occurrence and during the continuance of an Operating Advisor Consultation Trigger Event, consulting on a non-binding basis with the special servicer with respect to certain major decisions (and such other matters as are set forth in the Benchmark 2021-B27 pooling and servicing agreement) in respect of the applicable serviced mortgage loan(s) and/or related companion loan(s).

An “Operating Advisor Consultation Trigger Event” will occur when the aggregate outstanding certificate balance of the HRR Certificates (as notionally reduced by any Cumulative Appraisal Reduction Amounts then allocable to the HRR Certificates) is 25% or less of the initial aggregate certificate balance of the HRR Certificates. With respect to excluded mortgage loans, an Operating Advisor Consultation Trigger Event will be deemed to exist.

Notwithstanding the foregoing, the operating advisor will generally have no obligations or consultation rights as operating advisor under the Benchmark 2021-B27 pooling and servicing agreement with respect to any outside serviced mortgage loan or any related REO property.

The operating advisor will be subject to termination and replacement if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such termination and replacement is affirmatively voted for by the holders of more than 50% of the voting rights allocable to the Non-Reduced Certificates of those holders that exercise their right to vote (provided that holders entitled to exercise at least 50% of the voting rights allocable to the Non-Reduced Certificates exercise their right to vote within 180 days of the initial request for a vote). The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

See “The Pooling and Servicing Agreement—Operating Advisor” in the Preliminary Prospectus.

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. An asset review will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO mortgage loans) held by the issuing entity as of the end of the applicable collection period are at least 60 days delinquent in respect of their related monthly payments or balloon payment, if any (for purposes of this paragraph, “delinquent loans”) or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the aggregate outstanding principal balance of such delinquent loans constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO mortgage loans) held by the issuing entity as of the end of the applicable collection period.

The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of holders of the Certificates (other than the Class R and the Class S certificates) evidencing not less than 25% of the voting rights requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice of such request to all certificateholders and the asset representations reviewer by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the affirmative vote of certificateholders evidencing at least 75% of the voting rights allocable to those holders that exercise their right to vote

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

(provided that holders representing the applicable Certificateholder Quorum exercise their right to vote within 180 days of the initial request for a vote), the trustee will be required to terminate all of the rights and obligations of the asset representations reviewer under the Benchmark 2021-B27 pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “The Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution

Provisions	The mortgage loan sellers will be subject to the dispute resolution provisions set forth in the Benchmark 2021-B27 pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by a mortgage loan seller and such mortgage loan seller will be obligated under the related mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result.

Generally, in the event that a Repurchase Request (as defined in the Preliminary Prospectus) with respect to a mortgage loan is not “Resolved” (as defined below) within 180 days after the related mortgage loan seller receives such Repurchase Request, then the enforcing servicer will be required to send a notice to the “Initial Requesting Certificateholder” (if any) indicating the enforcing servicer’s intended course of action with respect to the Repurchase Request. If (a) the enforcing servicer’s intended course of action with respect to the Repurchase Request does not involve pursuing further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request and the Initial Requesting Certificateholder, if any, or any other certificateholder or certificate owner (other than a holder of Class VRR certificates) wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the Repurchase Request but the Initial Requesting Certificateholder, if any, or any other certificateholder or certificate owner (other than a holder of Class VRR certificates) does not agree with the dispute resolution method selected by the enforcing servicer, then the Initial Requesting Certificateholder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration. In addition, any other certificateholder or certificate owner may deliver, within the time frame provided in the Benchmark 2021-B27 pooling and servicing agreement, a written notice requesting the right to participate in any dispute resolution consultation that is conducted by the enforcing servicer following the enforcing servicer’s receipt of the notice described in the preceding sentence.

“Resolved” means, with respect to a Repurchase Request, (i) that any material breach of representations and warranties or a material document defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the applicable mortgage loan seller has made a “loss of value payment”, (v) a contractually binding agreement has been entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles the related mortgage loan seller’s obligations under the related mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the Benchmark 2021-B27 pooling and servicing agreement. See “The Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Liquidated Loan Waterfall	Upon liquidation of any mortgage loan, all net liquidation proceeds related to the mortgage loan (but not any related companion loan) will be applied (after allocation to offset certain advances and expenses) so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any delinquent interest that was not advanced as a result of Appraisal Reduction Amounts or interest that accrued on any junior note(s) if such mortgage loan is an AB Modified Loan. After the adjusted interest amount is so allocated, any remaining liquidation proceeds will be allocated to pay principal on the mortgage loan until the unpaid principal amount of the mortgage loan has been reduced to zero. Any remaining liquidation proceeds will then be allocated to pay delinquent interest that was not advanced as a result of Appraisal Reduction Amounts and any interest that accrued on any junior note(s) if such mortgage loan is an AB Modified Loan.

Credit Risk Retention	This securitization transaction will be subject to the credit risk retention rules of Section 15G of the Securities Exchange Act of 1934, as amended. An economic interest in the credit risk of the mortgage loans in this transaction is expected to be retained pursuant to risk retention regulations (as codified at 12 CFR Part 43) promulgated under Section 15G (“Regulation RR”), as a combination of (A) an “eligible vertical interest” in the form of the Combined VRR Interest and (B) an “eligible horizontal residual interest” in the form of the HRR Certificates. Citi Real Estate Funding Inc. will act as retaining sponsor under Regulation RR for this securitization transaction and is expected, on the Closing Date, to partially satisfy its risk retention obligation through (i) the acquisition by JPMorgan Chase Bank, National Association (as an originator) and Goldman Sachs Bank USA (as an originator) (or, in each case, a “majority-owned affiliate” (as defined in Regulation RR) thereof) of a portion of the Combined VRR Interest and (ii) the purchase by a third party purchaser of the HRR Certificates. For a further discussion of the manner in which the credit risk retention requirements are expected to be satisfied by Citi Real Estate Funding Inc., as retaining sponsor for this securitization transaction, see “Credit Risk Retention” in the Preliminary Prospectus.

The Combined VRR Interest	Prepayment Premiums and Yield Maintenance Charges. On each Distribution Date, the Vertically Retained Percentage of each yield maintenance charge and prepayment premium collected on the mortgage loans during the related collection period (or, in the case of an outside serviced mortgage loan, that accompanied a principal

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

prepayment included in the aggregate available funds for such Distribution Date) will be required to be distributed to the holders of the Combined VRR Interest.

Appraisal Reduction Amounts. On each Distribution Date, the Vertically Retained Percentage of any Appraisal Reduction Amounts will be allocated to the Combined VRR Interest to notionally reduce (to not less than zero) the principal balance thereof.

Investor Communications	The certificate administrator is required to include on any Form 10–D any request received from a certificateholder to communicate with other certificateholders related to certificateholders exercising their rights under the terms of the Benchmark 2021-B27 pooling and servicing agreement. Any certificateholder wishing to communicate with other certificateholders regarding the exercise of its rights under the terms of the Benchmark 2021-B27 pooling and servicing agreement will be able to deliver a written request signed by an authorized representative of the requesting investor to the certificate administrator.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

Cleanup Call	On any Distribution Date on which the aggregate unpaid principal balance of the mortgage loans (including mortgage loans as to which the related mortgaged properties have become REO properties) remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date (excluding for the purposes of this calculation, the aggregate unpaid principal balances of the Burlingame Point Mortgage Loan, the Amazon Seattle Mortgage Loan, the O’Reilly Auto Parts Portfolio Mortgage Loan and the U-Haul SAC 20 Mortgage Loan, but only if the option described above is exercised after the distribution date in June 2031), certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates and the Uncertificated VRR Interest.

If the aggregate certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates and the notional amounts of the Class X-A, Class X-B and Class X-D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the Benchmark 2021-B27 pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class S and Class R certificates) and the Uncertificated VRR Interest for the mortgage loans remaining in the issuing entity, as further described under “The Pooling and Servicing Agreement—Optional Termination; Optional Mortgage Loan Purchase” in the Preliminary Prospectus.

The Offered Certificates involve certain risks and may not be suitable for all investors. For information regarding certain risks associated with an investment in the Offered Certificates, see “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: BURLINGAME POINT

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: BURLINGAME POINT

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AIRPORT BLVD
Building 3
Building 1
Building 4
Building 2
Parking Structure
Amenity Building
AIRPORT BLVD

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: BURLINGAME POINT

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: BURLINGAME POINT

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Sellers(3)	GSMC, GACC, JPMCB
Location (City/State)	Burlingame, California	Cut-off Date Balance(2)(4)	$84,000,000
Property Type	Office	Cut-off Date Balance per SF(2)(4)	$471.98
Size (SF)	805,118	Percentage of Initial Pool Balance	7.7%
Total Occupancy as of 6/1/2021	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 6/1/2021	100.0%	Type of Security	Fee
Year Built / Latest Renovation	2021 / NAP	Mortgage Rate	3.01680%
Appraised Value(1)	$1,000,000,000	Original Term to Maturity (Months)	111
Appraisal Date	January 14, 2021	Original Amortization Term (Months)	NAP
Borrower Sponsor	Kylli Inc.	Original Interest Only Period (Months)	111
Property Management	Burlingame Point Property Management LLC	First Payment Date	May 6, 2021
Anticipated Repayment Date(5)	July 6, 2030
Final Maturity Date(5)	January 6, 2033
Underwritten Revenues	$66,137,945
Underwritten Expenses	$10,736,605	Escrows
Underwritten Net Operating Income (NOI)	$55,401,340	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$54,867,037	Taxes	$0	Springing
Cut-off Date LTV Ratio(2)	38.0%	Insurance	$0	Springing
Maturity Date LTV Ratio(2)	38.0%	Replacement Reserves	$0	Springing
DSCR Based on Underwritten NOI / NCF(2)	4.77x / 4.72x	TI/LC	$0	Springing
Debt Yield Based on Underwritten NOI / NCF(2)	14.6% / 14.4%	Other(6)	$122,730,124	Springing

Sources and Uses
Sources	$	%	Uses	$	%
Senior Loan Combination Amount	$380,000,000	50.7%	Loan Payoff	$450,379,085	60.1%
Subordinate Loan Combination Amount	240,000,000	32.0	Principal Equity Distribution	147,883,238	19.7
Mezzanine Loan Amount	130,000,000	17.3	Upfront Reserves	122,730,124	16.4
Origination Costs	29,007,553	3.9
Total Sources	$750,000,000	100.0%	Total Uses	$750,000,000	100.0%

(1)	Calculated using the “Hypothetical As If Stabilized” appraised value of $1,000,000,000. The appraisal also concluded an “as-is” appraised value of $900,000,000, and the loan-to-value ratios based on such appraised value are 42.2% and 68.9% for the Burlingame Point Senior Loan (as defined below) and the Burlingame Point Loan Combination (as defined below), respectively. Additionally, the appraisal concluded a “go dark” appraised value of $730,000,000, and the loan-to-value ratios based on such appraised value are 52.1% and 84.9% for the Burlingame Point Senior Loan and the Burlingame Point Loan Combination, respectively.

(2)	The Burlingame Point Loan (as defined below) is part of the Burlingame Point Loan Combination, which is comprised of 18 senior pari passu promissory notes with an aggregate original principal balance and outstanding principal balance as of the Cut-off Date of $380,000,000 and three pari passu subordinate notes with an aggregate original principal balance and outstanding principal balance as of the Cut-off Date of $240,000,000. See “Loan Combination Summary” chart herein. LTV Ratios, DSCR and Debt Yield set forth above are calculated based on the outstanding balance of the senior notes and exclude the subordinate notes.

(3)	The Burlingame Point Loan Combination was co-originated by Goldman Sachs Bank USA (“GSBI”), DBR Investments Co. Limited (“DBRI”) and JPMorgan Chase Bank, National Association (“JPMCB”). GS Bank funded 50% of the Burlingame Point Loan Combination ($310,000,000 of which $60,000,000 has since been sold to Wells Fargo), while DBRI and JPM each funded 25% of the Burlingame Point Loan Combination ($155,000,000).

(4)	GSMC will be contributing Notes A-1-C-4 and A-1-C-5, which have an outstanding principal balance of $40,000,000, to the Benchmark 2021-B27 securitization. GACC will be contributing Notes A-2-C-3 and A-2-C-4, which have an outstanding principal balance of $26,000,000 to the Benchmark 2021-B27 securitization. JPMCB will be contributing Note A-3-C-3, which has an outstanding principal balance of $18,000,000 to the Benchmark 2021-B27 securitization.

(5)	The Burlingame Point Loan Combination has an Anticipated Repayment Date, of July 6, 2030 and a Final Maturity Date of January 6, 2033. After the ARD, the interest rate will increase by 200 basis points over the greater of (x) 3.01680%, and (y) (1) the Swap Rate in effect on the ARD plus (2) 135 basis points. The metrics presented above are calculated based on the ARD.

(6)	Other upfront reserve represents a reserve for the borrower’s material unfunded obligations to third parties, such as unpaid tenant allowances, leasing commissions, free rent, gap rent, and certain punchlist related work and retainage. There is also a springing monthly ground rent reserve. See “—Escrows” herein.

■	The Mortgage Loan. The mortgage loan (the “Burlingame Point Loan”) is part of a loan combination (the “Burlingame Point Loan Combination”) comprised of 18 senior pari passu promissory notes with an aggregate original principal balance and outstanding principal balance as of the Cut-off Date of $380,000,000 (the “Burlingame Point Senior Loan”) and three pari passu subordinate notes with an aggregate original principal balance and outstanding principal balance as of the Cut-off Date of $240,000,000 (the “Burlingame Point Subordinate Loan”). The Burlingame Point Loan Combination has an aggregate outstanding principal balance as of the Cut-off Date of $620,000,000 and is secured by a first deed of trust encumbering the borrower’s fee simple interest in an office complex located in Burlingame, California (the “Burlingame Point Property”). The Burlingame Point Loan (evidenced by non-controlling notes A-1-C-4, A-1-C-5, A-2-C-3, A-2-C-4 and A-3-C-3), having an aggregate outstanding principal balance as of the Cut-off Date of $84,000,000, is being contributed to the Benchmark 2021-B27 transaction. The Burlingame Point Subordinate Loan will not be an asset of the Issuing Entity.

The Burlingame Point Loan Combination was co-originated by GSBI, DBRI and JPMCB on April 1, 2021. The Burlingame Point Loan Combination is structured with an Anticipated Repayment Date (“ARD”) on July 6, 2030 and a scheduled maturity date on January 6, 2033 (the “Final Maturity Date”). The Burlingame Point Loan Combination has an interest rate per annum of (i) prior to the ARD, 3.01680% (the “Initial Interest Rate”) and (ii) from and after the ARD (the “ARD Period”), 200 basis points plus the greater of (x) the Initial Interest Rate and (y) the Swap Rate (as defined in the Burlingame Point Loan Combination documents) as of the ARD plus 135 basis points, as determined by the lender in good faith (the “Adjusted Interest Rate”); provided that if the foregoing would result in an interest rate in excess of the maximum rate permitted by applicable law, the Adjusted Interest Rate will be limited to the maximum rate permitted by

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: BURLINGAME POINT

applicable law. The borrower sponsor utilized the proceeds of the Burlingame Point Total Debt (as defined below) to refinance existing debt on the Burlingame Point Property, fund upfront reserves, return equity to the borrower sponsor and pay loan origination costs.

The Burlingame Point Loan Combination had an initial term of 111 months to the ARD and has a remaining term of 109 months to the ARD as of the Cut-off Date. The Burlingame Point Loan Combination requires interest only payments during its term until the ARD. From and after the ARD, the Burlingame Point Loan Combination will amortize on a 30-year basis. In addition, during the ARD Period, all cash flow in excess of the monthly debt service payment, required reserves and budgeted operating expenses will be required to be applied to the prepayment of the outstanding principal balance of the Burlingame Point Loan Combination.

The Burlingame Point Loan Combination may be voluntarily prepaid in whole (but not in part) beginning on the payment date in February 2030 and during the ARD Period, without the payment of any prepayment premium. In addition, the Burlingame Point Loan Combination may be defeased in whole (but not in part) at any time after the earlier of (i) April 1, 2024 and (ii) the first payment date following the second anniversary of the closing date of the securitization that includes the last note of the Burlingame Point Loan Combination to be securitized, but prior to the ARD Period.

The table below summarizes the promissory notes that comprise the Burlingame Point Loan Combination. The relationship between the holders of the Burlingame Point Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Loan Combinations—The Burlingame Point Pari Passu-AB Loan Combination” in the Preliminary Prospectus.

Loan Combination Summary(1)
Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece
A-1	$10,000,000	$10,000,000	BGME 2021-VR	Yes
A-2	5,000,000	5,000,000	BGME 2021-VR	No
A-3	5,000,000	5,000,000	BGME 2021-VR	No
A-1-C-1	60,000,000	60,000,000	Wells Fargo Bank, National Association(2)	No
A-1-C-2	40,000,000	40,000,000	Benchmark 2021-B25	No
A-1-C-3	40,000,000	40,000,000	Benchmark 2021-B26	No
A-1-C-4	20,000,000	20,000,000	Benchmark 2021-B27(3)	No
A-1-C-5	20,000,000	20,000,000	Benchmark 2021-B27(3)	No
A-2-C-1	30,000,000	30,000,000	Benchmark 2021-B25	No
A-2-C-2	24,000,000	24,000,000	Benchmark 2021-B26	No
A-2-C-3	16,000,000	16,000,000	Benchmark 2021-B27(3)	No
A-2-C-4	10,000,000	10,000,000	Benchmark 2021-B27(3)	No
A-2-C-5	10,000,000	10,000,000	Benchmark 2021-B25	No
A-3-C-1	30,000,000	30,000,000	Benchmark 2021-B25	No
A-3-C-2	22,000,000	22,000,000	Benchmark 2021-B26	No
A-3-C-3	18,000,000	18,000,000	Benchmark 2021-B27(3)	No
A-3-C-4	10,000,000	10,000,000	Benchmark 2021-B26	No
A-3-C-5	10,000,000	10,000,000	Benchmark 2021-B25	No
Senior Notes	$380,000,000	$380,000,000
B-1	$120,000,000	$120,000,000	BGME 2021-VR	No
B-2	60,000,000	60,000,000	BGME 2021-VR	No
B-3	60,000,000	60,000,000	BGME 2021-VR	No
Loan Combination	$620,000,000	$620,000,000

(1)	The related notes are currently held by the Note Holder identified in the table above and are expected to be contributed to one or more future securitization transactions or may otherwise be transferred at any time.

(2)	Note A-1-C-1 ($60,000,000) had been sold on June 3, 2021 and is held by Wells Fargo Bank, National Association.

(3)	GSMC will be contributing Notes A-1-C-4 and A-1-C-5, which have an outstanding principal balance of $40,000,000, to the Benchmark 2021-B27 securitization. GACC will be contributing Notes A-2-C-3 and A-2-C-4, which have an outstanding principal balance of $26,000,000 to the Benchmark 2021-B27 securitization. JPMCB will be contributing Note A-3-C-3, which has an outstanding principal balance of $18,000,000 to the Benchmark 2021-B27 securitization.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: BURLINGAME POINT

The capital structure for the Burlingame Point Total Debt is shown below:

Burlingame Point Total Debt Capital Structure

(1)	The initial interest rate on the Burlingame Point Loan Combination is 3.01680%. The interest rate on the Burlingame Point Mezzanine Loan is 4.50000%. The assumed initial weighted average interest rate on the Burlingame Point Total Debt is 3.27388800%. “Burlingame Point Total Debt” means the aggregate principal balance of the Burlingame Point Loan Combination and the Burlingame Point Mezzanine Loan.

(2)	Based on the Burlingame Point Property square footage of 805,118 SF.

(3)	Based on the “Hypothetical As If Stabilized” appraised value. The appraisal also concluded an “as-is” appraised value of $900,000,000, and the loan-to-value ratios of the Burlingame Point Senior Loan, the Burlingame Point Loan Combination and the Burlingame Point Total Debt based on such appraised value are 42.2%, 68.9% and 83.3%, respectively. Additionally, the appraisal concluded a “go dark” appraised value of $730,000,000, and the loan-to-value ratios of the Burlingame Point Senior Loan, Burlingame Point Loan combination and the Burlingame Point Total Debt based on such appraised value are 52.1%, 84.9% and 102.7%, respectively.

(4)	Cumulative UW NOI / NCF Debt Yield and Cumulative UW NOI / NCF DSCR are calculated based on an UW NOI and UW NCF of $55,401,340 and $54,867,037, respectively.

(5)	The Burlingame Point Mezzanine Loan was funded by Athene Annuity and Life Company. The Burlingame Point Mezzanine Loan is structured with a three-year interest only period followed by a 6.25-year fixed amortization schedule included in the Burlingame Point Loan Combination documents. The amortization will include a base amortization and rent step amortization component. The rent step amortization requires all future rent increases above year one to be used to pay down the Burlingame Point Mezzanine Loan, resulting in a balloon balance of zero at the ARD. The Total Debt Underwritten NCF DSCR (x) is calculated based on the sum of (x) with respect to the Burlingame Point Loan Combination, the interest only annual debt service and (y) with respect to the Burlingame Point Mezzanine Loan, the sum of the first 12 principal and interest payments following the initial three-year interest only period.

(6)	Based on the “Hypothetical Market Value As If Stabilized” appraised value of $1,000,000,000, the implied Borrower Sponsor Equity contributed to the Burlingame Point Property is $250,000,000.

■	The Mortgaged Property. The Burlingame Point Property is made up of four Class A office and suburban buildings totaling approximately 772,000 rentable square feet, an approximately 33,000 SF amenity building and approximately 2,300 on-site covered and surface parking spaces located in Burlingame, San Mateo County, California. The Burlingame Point Property is situated on approximately 20-acres and was completed in 2021.

The Burlingame Point Property is fully leased to Facebook, Inc. (“Facebook”) and is expected to serve as the headquarters for its Oculus division. Oculus was acquired by Facebook in 2014. Since the release of Occulus Rift in 2016, one of the first consumer VR headsets to enter the market, Occulus has released five subsequent headsets. Facebook has taken possession of the Burlingame Point Property, with the entire campus delivered as of April 1, 2020, and the landlord’s required work with respect to the premises was completed (subject to certain punchlist items) as of November 19, 2020. Facebook is currently building out its space. The Facebook lease commenced with respect to buildings one & two on November 19, 2020 and with respect to buildings 3 & 4 and the amenity space on April 1, 2021.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: BURLINGAME POINT

Pursuant to the lease, rent commences on July 11, 2021 with respect to building 1, January 11, 2022 with respect to building 2, May 8, 2022 with respect to building 3, November 7, 2022 with respect to building 4 and November 7, 2021 with respect to the amenity space. Facebook is entitled to a rent credit in the amount of $7,731,750, which will be applied to rent, starting at the expiration of the abatement period for each building of the project. We cannot assure you Facebook will begin paying rent as expected or at all.

Facebook is currently working on its buildout, and it is expected that Facebook could take occupancy of each building and the amenity space in approximately June 2021. The borrower has obtained final certificates of occupancy with respect to the core and shell of all buildings and the amenity space. Facebook obtained temporary certificates of occupancy with respect to buildings 1, 2, 3, 4 (floors 3-8), and it is expected that Facebook could obtain a temporary certificate of occupancy with respect to the amenity space by the end of June 2021. Facebook has no contraction or termination options during the initial lease term (other than for casualty or condemnation and with respect to a certain space of up to 2,000 SF). Facebook has the right to reduce the leased space upon renewal so long as it will continue to lease at least certain minimum space (i.e., Facebook must occupy at least buildings 1 and 2 or buildings 3 and 4, in addition to any other buildings at the premises, and may include the amenity space). In addition, Facebook recently announced plans to expand its work from home policy to allow a significant portion of its employees to work from home permanently, even after the COVID-19 pandemic subsides. We cannot assure you that Facebook’s buildout will be completed or that each leased space will be occupied, or that rent will commence as expected or at all.

■	COVID-19 Update. As of June 8, 2021, the Burlingame Point Loan Combination is not subject to any modification or forbearance request. The first payment date for the Burlingame Point Loan Combination was May 6, 2021. The Burlingame Point Loan Combination is current on debt service through June 6, 2021.

The following table presents certain information relating to the tenants at the Burlingame Point Property:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Facebook	NR / NR / NR	805,118	100.0%	$46,769,305	100.0%	$58.09	1/31/2033	2, 8-eight-year options
Largest Tenant		805,118	100.0%	$46,769,305	100.0%	$58.09
Other Tenants		0	0.0			0.00
Total Occupied Space		805,118	100.0%			$58.09
Vacant Space		0	0.0
Total / Wtd. Avg. All Owned Tenants		805,118	100.0%	$46,769,305	100.0%	$58.09

(1)	% of Total UW Base Rent and UW Base Rent $ per SF are based on the underwritten rent roll dated June 1, 2021.

(2)	Certain ratings are those of the parent entity whether or not the parent entity guarantees the lease.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: BURLINGAME POINT

The following table presents certain information relating to the lease rollover schedule at the Burlingame Point Property, based on the initial lease expiration date:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	# of Expiring Leases
MTM	0	0.0%	0	0	0.0%	$0.00	0
2021	0	0.0%	0	0	0.0%	0.00	0
2022	0	0.0%	0	0	0.0%	0.00	0
2023	0	0.0%	0	0	0.0%	0.00	0
2024	0	0.0%	0	0	0.0%	0.00	0
2025	0	0.0%	0	0	0.0%	0.00	0
2026	0	0.0%	0	0	0.0%	0.00	0
2027	0	0.0%	0	0	0.0%	0.00	0
2028	0	0.0%	0	0	0.0%	0.00	0
2029	0	0.0%	0	0	0.0%	0.00	0
2030	0	0.0%	0	0	0.0%	0.00	0
2031	0	0.0%	0	0	0.0%	0.00	0
2032 & Thereafter	805,118	100.0%	805,118	$46,769,305	100.0%	$58.09	1
Vacant	0	0.0%	0	0	NAP	NAP	NAP
Total / Wtd. Avg.	805,118	100.0%		$46,769,305	100.0%	$58.09	1

(1)	Calculated based on the approximate square footage occupied by each tenant.

(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Rollover Schedule.

(3)	UW Base Rent, % of Total UW Base Rent, and UW Base Rent $ per SF are based on the underwritten rent roll dated June 1, 2021.

The following table presents certain information relating to historical leasing at the Burlingame Point Property:

Historical Leased %(1)(2)

2018	2019	2020	As of 06/1/2021
NAP	NAP	NAP	100.0%

(1)	Historical Occupancy is NAP as construction of the Burlingame Point Property was completed in 2021.

(2)	Based on the underwritten rent roll dated June 1, 2021.

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Burlingame Point Property:

Cash Flow Analysis(1)(2)

	Underwritten	Underwritten $ per SF
Base Rent(3)	$46,769,305	$58.09
Contractual Rent Steps(4)	11,223,337	13.94
Expense Reimbursements	9,766,869	12.13
Gross Revenue	$67,759,510	$84.16
Vacancy & Credit Loss	(1,621,565)	(2.01)
Effective Gross Income	$66,137,945	$82.15
Total Operating Expenses	10,736,605	13.34
Net Operating Income	$55,401,340	$68.81
TI/LC	373,279	0.46
Capital Expenditures	161,024	0.20
Net Cash Flow	$54,867,037	$68.15

Occupancy	100.0%
NOI Debt Yield	14.6%
NCF DSCR	4.72x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Construction of the Burlingame Point Property was completed in 2021, therefore historical financial information is not available.

(3)	Pursuant to the lease, rent commences on July 11, 2021 with respect to building 1, January 11, 2022 with respect to building 2, May 8, 2022 with respect to building 3, November 7, 2022 with respect to building 4 and November 7, 2021 with respect to the amenity space. We cannot assure you rent will commence as expected or at all.

(4)	The Underwritten Contractual Rent Steps reflects the present value of contractual rent step increments through March 2022.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: BURLINGAME POINT

■	Appraisal. The appraisal concluded to a “Hypothetical As If Stabilized” appraised value of $1,000,000,000, which assumes that the outstanding leasing costs, construction costs, gap rent and rent abatement are paid/accrued, and that the rent commencement date for Building 3, Building 4 and a building used for certain amenity purposes is February 1, 2021. The appraisal also concluded an “as is” appraised value of $900,000,000, and the loan-to-value ratios based on such appraised value are 42.2% and 68.9% for the Burlingame Point Senior Loan and the Burlingame Point Loan Combination, respectively. Additionally, the appraisal concluded a “go dark” appraised value of $730,000,000, and the loan-to-value ratios based on such appraised value are 52.1% and 84.9% for the Burlingame Point Senior Loan and the Burlingame Point Loan Combination, respectively.

■	Environmental Matters. According to a Phase I environmental report dated January 20, 2021, there was no evidence of any recognized environmental conditions at the Burlingame Point Property.

■	Market Overview and Competition. The Burlingame Point Property is located in Burlingame, San Mateo County, California. California 92 and U.S. 101 provide access to the Burlingame Point Property from the greater San Francisco metro area. The Burlingame Point Property has average access to public transportation including buses. The nearest bus stop is located at Airport/Bayview which is within a five-minute walk from the Burlingame Point Property. Additionally, the Burlingame Point Property has a walk score of average walkability factor, and the Burlingame Point Property is primarily accessed via car. The nearest commercial airport is San Francisco International Airport which is located within 5.2 miles of the Burlingame Point Property.

According to the appraisal dated February 11, 2021, the Mid-Peninsula Metro Area has under construction inventory of 998,491 square feet, which is approximately 31.6% of the metro area total of 3,162,715 square feet. The submarket has vacancy averaging 374,955 square feet, which is approximately 9.0% of the metro area total 4,188,271 square feet. Inventory is currently 31 buildings. From 2010 to the third quarter of 2020, inventory averaged approximately 29 buildings annually. Over that same time frame, inventory achieved a peak of 31 buildings in 2019 and the third quarter of 2020. The submarket for the Burlingame Point Property has a vacancy rate of 20.2% compared to the metro average vacancy rate of 12.5%.

■	The Borrower. The borrower is Burlingame Point LLC, a Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Burlingame Point Loan Combination. The borrower sponsor and non-recourse carveout guarantor under the Burlingame Point Loan Combination is Kylli Inc. Kylli Inc. is a wholly owned subsidiary of Genzon Investment Group Co., Ltd., which is a privately held investment company headquartered in Shenzhen, China.

■	Escrows. At loan origination, the borrower deposited approximately $122,730,124 into a reserve for certain unfunded obligations, including rent abatement and credits, tenant improvements, property taxes and general contractor costs and retainage.

Tax Reserve - On each due date during the continuance of a Burlingame Point Trigger Period or the ARD Period, the borrower is required to fund 1/12 of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period.

Insurance Reserve - On each due date during the continuance of a Burlingame Point Trigger Period or the ARD Period, the borrower is required to fund 1/12 of the insurance premiums that the lender reasonably estimates will be payable over the next-ensuing 12-month period.

Ground Rents - On each due date during the continuance of a Burlingame Point Trigger Period or the ARD Period, the borrower is required to fund 1/12 of the ground rents due under the municipal lease with the State of California acting through the State Lands Commission (see “Municipal Lease” below) that the lender reasonably estimates will be payable during the next ensuing 12 months. See “Description of the Mortgage Pool—Statistical Characteristics of the Mortgage Loans—Property Types—Office Properties” in the Preliminary Prospectus

Unfunded Obligations - For so long as the amount of unfunded obligations is greater than zero, the lender is required to maintain an unfunded obligations reserve. The borrower is permitted, at its option, to deposit amounts into the unfunded obligations reserve for purposes including those set forth in the definition of “Burlingame Point Trigger Period (Level 2)” or any free rent under a replacement lease.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: BURLINGAME POINT

Capital Expenditures Reserve - On each due date during the continuance of a Burlingame Point Trigger Period or the ARD Period, if and to the extent the amount therein is less than $32,205, the borrower is required to fund a capital expenditure reserve in the amount of $1,342.

TI/LC Reserve - On each due date during a Burlingame Point Trigger Period or the ARD Period, the borrower is required to fund a tenant improvement and leasing commission reserve in the amount of $100,640.

Excess Cash Flow Reserve - During any Burlingame Point Trigger Period (Level 2) only, the lender is required to reserve any excess cash flow (subject to a cap of $40,255,900 if no event of default is continuing (the “Cap Amount”)) after payment of operating expenses and capital expenditures, debt service, Burlingame Point Mezzanine Loan debt service (other than Burlingame Point Mezzanine Loan principal after the ARD) and the reserves described above. Unless an event of default is continuing, but not more than once per month, the lender will make excess cash flow that has been reserved by the lender available to the borrower for payment of tenant improvements and leasing commissions in connection with a new lease or lease extension.

■	Lockbox and Cash Management. The Burlingame Point Loan Combination is structured with a hard lockbox and springing cash management. The borrower was required to deliver tenant direction letters to all tenants of the Burlingame Point Property to directly deposit all rents into a lender-controlled lockbox account. In addition, the borrower is required to cause all cash revenues relating to the Burlingame Point Property and all other money received by the borrower or the property manager with respect to the Burlingame Point Property (other than tenant security deposits) to be deposited into such lockbox account or a lender-controlled cash management account within two business days of receipt thereof. On each business day that no Burlingame Point Trigger Period, ARD Period or event of default under the Burlingame Point Loan Combination is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day that a Burlingame Point Trigger Period, ARD Period or event of default under the Burlingame Point Loan Combination is continuing, all funds in the lockbox account are required to be swept into the cash management account.

During the continuance of an ARD Period, all amounts on deposit in the cash management account after payment of debt service, required reserves and budgeted operating expenses will be required to be applied to the prepayment of the outstanding principal balance of the Burlingame Point Loan Combination until the outstanding principal balance has been reduced to zero, then to any excess interest until the excess interest has been reduced to zero and then to any other indebtedness due under the Burlingame Point Loan Combination until the other indebtedness has been reduced to zero.

A “Burlingame Point Trigger Period” means a Burlingame Point Trigger Period (Level 1) or a Burlingame Point Trigger Period (Level 2).

A “Burlingame Point Trigger Period (Level 1)” means each period during which any of the following occurs and continues: (A) Facebook going dark with respect to, or vacating, 50% or more of the premises demised under the Facebook lease as of the origination date, unless the Facebook lease remains in full force and effect, no Facebook Default (as defined in the Burlingame Point Loan Combination documents) exists, and Facebook then has a market capitalization of at least $250 billion or has a long-term credit rating of at least “A” (or the equivalent) from at least one of the applicable rating agencies; or (B) Facebook having a market capitalization of less than $100 billion, unless Facebook then has a long-term credit rating of at least “A” (or the equivalent) from at least one of the applicable rating agencies.

A “Burlingame Point Trigger Period (Level 2)” will exist if (i) net operating income falls below $36,639,655 determined as of the first day of any fiscal quarter, until net operating income is equal to or exceeds $36,639,655 determined as of the first day of any fiscal quarter thereafter, or (ii) if a Facebook Event (as defined below) has occurred until such Facebook Event is cured or the space leased to Facebook is re-tenanted in accordance with the loan documents and all associated costs have been paid or reserved with the lender, or (iii) if there is an event of default under any mezzanine loan, until such event of default is cured. A Burlingame Point Trigger Period under clause (i) will not result solely by reason of the initial free rent period under the Facebook lease. A “Facebook Event” means the occurrence of either of the following: (i) a monetary or material non-monetary event of default under the Facebook lease beyond any applicable grace or cure period or (ii) a bankruptcy or insolvency of Facebook.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: BURLINGAME POINT

■	Property Management. The Burlingame Point Property is currently managed by Burlingame Point Property Management LLC. Under the related loan documents, the Burlingame Point Property is required to be managed by (i) for so long as it is an affiliate of the borrower sponsor, Burlingame Point Property Management LLC, (ii) the borrower sponsor, (iii) any affiliate of the borrower sponsor, or (iv) any other property management company approved by the lender, with respect to which, if required by the lender, a rating agency confirmation has been received and, to the extent the other manager is affiliated with the borrower or guarantor, delivery of a non-consolidation opinion. The lender has the right to replace, or require the borrower to replace the property manager with a property manager selected by the borrower (or selected by the lender in the event of an event of default under the Burlingame Point Loan Combination or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction), subject to the lender’s reasonable approval (i) during the continuance of an event of default under the Burlingame Point Loan Combination, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods) that would allow the borrower to terminate the management agreement, (iv) if the property manager files or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■

Current Mezzanine or Secured Subordinate Indebtedness. Concurrently with the origination of the Burlingame Point Loan Combination, Athene Annuity and Life Company made a $130,000,000 mezzanine loan (the “Burlingame Point Mezzanine Loan”) to the sole member of the borrower, which is secured by the sole member’s ownership interest in the borrower. The maturity date of the Burlingame Point Mezzanine Loan is July 6, 2030 and the Burlingame Point Mezzanine Loan accrues interest at a fixed per annum rate equal to 4.50000%. The Burlingame Point Mezzanine Loan has a three-year interest only period, after which the Burlingame Point Mezzanine Loan amortizes on a schedule that fully amortizes the Burlingame Point Mezzanine Loan by its maturity date. During any Burlingame Point Trigger Period, the mezzanine borrower will be required to reserve in the mezzanine-level excess cash flow reserve all excess cash flow after payment of interest under the Burlingame Point Loan Combination and the Burlingame Point Mezzanine Loan, approved operating expenses, and all other sums then due and payable under the Burlingame Point Loan Combination and the Burlingame Point Mezzanine Loan and all required reserves under the Burlingame Point Loan Combination (including during a Burlingame Point Trigger Period (Level 2), deposits into the Burlingame Point Loan Combination Excess Cash Flow Reserve up to the Cap Amount) (“Burlingame Point Mezzanine-Level Excess Cash”). Amounts contained in the mezzanine-level excess cash flow reserve may, at mezzanine borrower’s election, either (i) be held by mezzanine lender as additional collateral, (ii) provided no Burlingame Point Mezzanine Loan event of default is continuing, be applied toward operating expense shortfalls, or (iii) provided no Burlingame Point Mezzanine Loan or Burlingame Point Loan Combination event of default is continuing, be applied as prepayment of the Burlingame Point Mezzanine Loan (which prepayment will not require payment of yield maintenance). The lenders of the Burlingame Point Loan Combination and the Burlingame Point Mezzanine Loan entered into an intercreditor agreement that provides the mezzanine lender customary consent rights, cure rights and the right to purchase the defaulted mortgage loan. See “Description of the Mortgage Pool—Additional Indebtedness—Existing Mezzanine Debt” in the Preliminary Prospectus.

■	Permitted Future Mezzanine or Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the Burlingame Point Property, as well as 24 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA or a subsequent statute is no longer in effect, then the borrower’s requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: EQUUS INDUSTRIAL PORTFOLIO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: EQUUS INDUSTRIAL PORTFOLIO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: EQUUS INDUSTRIAL PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	33	Loan Seller(3)		GSMC
Location (City/State)	Various	Cut-off Date Balance(4)		$68,109,030
Property Type	Industrial	Cut-off Date Balance per SF(4)		$39.10
Size (SF)	5,959,157	Percentage of Initial Pool Balance		6.2%
Total Occupancy as of Various	98.2%	Number of Related Mortgage Loans		None
Owned Occupancy as of Various	98.2%	Type of Security(5)		Fee
Year Built / Latest Renovation	Various / Various	Mortgage Rate		2.48380%
Appraised Value	$615,720,000	Original Term to Maturity (Months)		84
Appraisal Date	Various	Original Amortization Term (Months)		NAP
Borrower Sponsor	Southeast Industrial JV LLC	Original Interest Only Period (Months)		84
Property Management	BPG Management Company, L.P. and BPG Management Company-NC, LLC	First Payment Date		5/9/2021
		Maturity Date		4/9/2028

Underwritten Revenues	$40,657,216
Underwritten Expenses	$8,103,834	Escrows(6)
Underwritten Net Operating Income (NOI)	$32,553,381		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$29,949,790	Taxes	$0	Springing
Cut-off Date LTV Ratio(1)(2)	37.8%	Insurance	$0	Springing
Maturity Date LTV Ratio(1)(2)	37.8%	Replacement Reserve	$0	Springing
DSCR Based on Underwritten NOI / NCF(1)(2)	5.55x / 5.10x	TI/LC	$0	Springing
Debt Yield Based on Underwritten NOI / NCF(1)(2)	14.0% / 12.9%	Other(7)	$21,697,043	Springing

Sources and Uses
Sources	$	%	Uses	$	%
Senior Loan Amount	$233,012,900	38.3%	Purchase Price	$585,904,000	96.3%
Subordinate Loan Amount	154,000,000	25.3	Upfront Reserves	21,697,043	3.6
Borrower Sponsor Equity	221,576,744	36.4	Closing Costs	988,601	0.2
Total Sources	$608,589,644	100.0%	Total Uses	$608,589,644	100.0%

(1)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as is” appraised value (which in certain cases may reflect a portfolio premium valuation). With respect to the Equus Industrial Portfolio Loan (as defined below), the respective Cut-off Date LTV Ratio was calculated based upon a valuation other than an “as-is” value of each related Equus Industrial Portfolio Property. The weighted average Cut-off Date LTV Ratio without making any adjustments is 39.9%. According to the appraisals, the Equus Industrial Portfolio Properties had an aggregate “as is” appraised value of $615,720,000, inclusive of an approximately 5.5% portfolio premium of $32,330,000 as of March 31, 2021. The aggregate “as is” value of the Equus Industrial Portfolio Properties without the portfolio premium is $583,390,000.
(2)	Calculated based on the aggregate outstanding balance of the three senior pari passu promissory notes.
(3)	The Equus Industrial Portfolio Loan Combination (as defined below) was co-originated by Goldman Sachs Bank USA, Morgan Stanley Bank, N.A., and Morgan Stanley Mortgage Capital Holdings LLC.
(4)	The Equus Industrial Portfolio Loan (as defined below) is part of a loan combination (the “Equus Industrial Portfolio Loan Combination”) evidenced by three senior pari passu promissory notes with an aggregate original principal balance and aggregate outstanding principal balance as of the Cut-off Date of $233,012,900 and ten pari passu subordinate notes with an aggregate original principal balance and outstanding principal balance as of the Cut-off Date of $154,000,000. See “Loan Combination Summary” chart herein.
(5)	In connection with a payment in lieu of taxes arrangement, the fee simple interests in the 1115 Vaughn Parkway property and the 1125 Vaughn Parkway property were conveyed to a local industrial development authority (the “IDA”), and ground leased back to the related borrower. The IDA subjected its fee simple interest to the mortgage on the related properties, and accordingly such properties are shown as fee simple herein. See the “—PILOT Agreements” section herein for further details on the ground leases entered into in connection with the PILOT program.
(6)	See “—Escrows” below.
(7)	Other escrows consist of $18,819,523 deposited into an earnout reserve and approximately $2,877,520 deposited into a reserve for certain unfunded obligations, including free rent, gap rent, tenant improvements, leasing commissions, landlord work and construction costs. See “—Escrows” herein.

■	The Mortgage Loan. The Equus Industrial Portfolio mortgage loan (the “Equus Industrial Portfolio Loan”) is part of a loan combination (the “Equus Industrial Portfolio Loan Combination”) secured by the borrower’s fee simple interests in 33 industrial properties totaling 5,959,157 SF located in Virginia, Tennessee, West Virginia and Georgia (the “Equus Industrial Portfolio Property” or “Equus Industrial Portfolio Properties”, and the portfolio comprised of all such properties, the “Equus Industrial Portfolio”). The Equus Industrial Portfolio Loan Combination is comprised of three senior pari passu notes, with an aggregate original principal balance and outstanding principal balance as of the Cut-off Date of $233,012,900 (the “Equus Industrial Portfolio Senior Loan”) and ten pari passu subordinate notes with an aggregate original principal balance and outstanding principal balance as of the Cut-off Date of $154,000,000 (the “Equus Industrial Portfolio Subordinate Loan”). The Equus Industrial Portfolio Loan is evidenced by the Note A-1-B with an original principal balance and outstanding principal balance as of the Cut-off Date of $68,109,030 and represents approximately 6.2% of the Initial Pool Balance.

The Equus Industrial Portfolio Loan Combination, which accrues interest at an interest rate of 2.48380% per annum, had an original principal balance and an outstanding principal balance as of the Cut-off Date of $387,012,900. The Equus Industrial Portfolio Loan Combination had an initial term of 84 months, has a remaining term of 82 months and is interest only for the full term. The scheduled maturity date of the Equus Industrial Portfolio Loan Combination is the due date in April 2028.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: EQUUS INDUSTRIAL PORTFOLIO

Following the earlier to occur of (i) April 8, 2024 and (ii) the first payment date following the second anniversary of the closing date of the securitization that includes the last note of the Equus Industrial Portfolio Loan Combination to be securitized, the Equus Industrial Portfolio Loan Combination may be prepaid in whole or in part (which partial prepayments may be in connection with the release of individual Equus Industrial Portfolio Properties as described under “—Release of Collateral”) together with the payment of a yield maintenance premium if applicable. Voluntary prepayment of the Equus Industrial Portfolio Loan Combination without the payment of any prepayment premium is permitted on or after the due date in October 2027.

The table below summarizes the promissory notes that comprise the Equus Industrial Portfolio Loan Combination. The relationship between the holders of the Equus Industrial Portfolio Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Loan Combinations—The Equus Industrial Portfolio Pari Passu-AB Loan Combination” in the Preliminary Prospectus.

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-A	$95,000,000	$95,000,000	Benchmark 2021-B26	No(1)
A-1-B	68,109,030	68,109,030	Benchmark 2021-B27	No
A-2	69,903,870	69,903,870	Bank 2021-BNK33	No
Senior Notes	$233,012,900	$233,012,900
B-1-A	$43,400,000	$43,400,000	Prima Mortgage Investment Trust, LLC	Yes(1)
B-1-B	43,400,000	43,400,000	New York State Teachers’ Retirement System	No
B-1-C	8,750,000	8,750,000	Wilton Reassurance Company	No
B-1-D	8,750,000	8,750,000	Highmark, Inc.	No
B-1-E	3,500,000	3,500,000	Wilcac Life Insurance Company	No
B-2-A	18,600,000	18,600,000	Prima Mortgage Investment Trust, LLC	No
B-2-B	18,600,000	18,600,000	New York State Teachers’ Retirement System	No
B-2-C	3,750,000	3,750,000	Wilton Reassurance Company	No
B-2-D	3,750,000	3,750,000	Highmark, Inc.	No
B-2-E	1,500,000	1,500,000	Wilcac Life Insurance Company	No
Loan Combination	$387,012,900	$387,012,900

(1)	Pursuant to the related co-lender agreement, the holder of Note B-1-A is the controlling noteholder unless a “control appraisal period” has occurred and is continuing under the co-lender agreement, in which case Note A-1-A will become the controlling noteholder.

■	The Mortgaged Properties. The Equus Industrial Portfolio consists of 33 industrial properties totaling 5,959,157 SF located throughout four states, including Virginia (51.4% of NRA, 47.6% of UW Base Rent), Tennessee (22.4% of NRA, 14.7% of UW Base Rent), Georgia (20.2% of NRA; 32.6% of UW Base Rent) and West Virginia (6.0% of NRA; 5.2% of UW Base Rent). On a property level, no single Equus Industrial Portfolio Property comprises more than 7.2% of the allocated loan amount or more than 8.7% of the UW Base Rent.

As of March 1, 2021, the Equus Industrial Portfolio was 98.2% leased to 79 tenants with no single tenant accounting for more than 8.9% of the Equus Industrial Portfolio’s NRA. The Equus Industrial Portfolio’s ten largest tenants based on UW Base Rent comprise 65.1% of NRA and 57.8% of UW Base Rent. The top three tenants based on UW Base Rent are California Cartage Company, XPO Logistics and Ace Hardware, collectively comprising 25.5% of NRA and 25.1% of UW Base Rent.

■	COVID-19 Update. With respect to the Equus Industrial Portfolio Properties, four tenants (8.5% of NRA and 7.8% of UW Base Rent) received rent relief ranging from three months to six months of rent deferment in relation to the COVID-19 pandemic. With respect to the 1335 Northmeadow Parkway property, the tenant Noble 1 (0.2% of NRA; 0.5% of UW Base Rent) is currently in default and is not occupying the premises. A payment plan was put in place with each tenant to repay the deferred rent amounts. The first debt service payment on the Equus Industrial Portfolio Loan was due in May 2021 and, as of April 28, 2021, the Equus Industrial Portfolio Loan Combination is not subject to any forbearance, modification or debt service relief request.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: EQUUS INDUSTRIAL PORTFOLIO

Portfolio Summary – Top 20
Property Name	City, State	Property Sub-Type	Year Built / Renovated	SF(1)	Clear Height	Occupancy(1)	% of Allocated Loan Amount	% of Total UW Base Rent(1)
375 Kenyon Road	Suffolk, VA	Warehouse/Distribution	2008 / NAP	385,320	32	100.0%	8.2%	8.7%
1006 CenterPoint Drive	Suffolk, VA	Warehouse/Distribution	2011 / 2017	475,020	32	100.0%	7.2%	6.2%
1125 Vaughn Parkway	Portland, TN	Warehouse/Distribution	2004 / NAP	504,000	32	100.0%	5.8%	5.4%
261 Development Drive	Inwood, WV	Warehouse/Distribution	2019 / NAP	356,700	32	100.0%	5.8%	5.2%
Graystone - Snowden Bridge	Stephenson, VA	Warehouse/Distribution	2020 / NAP	348,500	32	100.0%	5.7%	5.3%
1010 Centerpoint Drive	Suffolk, VA	Warehouse/Distribution	2015 / NAP	357,000	32	100.0%	5.7%	4.7%
Lot 11	Suffolk, VA	Warehouse/Distribution	2021 / NAP	350,000	32	100.0%	5.6%	4.8%
40 Tyson Drive	Winchester, VA	Warehouse/Distribution	2016 / NAP	330,497	32	100.0%	5.6%	5.2%
1020 Centerpoint Drive	Suffolk, VA	Warehouse/Distribution	2017 / NAP	401,221	32	100.0%	5.5%	4.4%
75 Tyson Drive	Winchester, VA	Warehouse/Distribution	2018 / NAP	287,000	32	100.0%	4.8%	4.4%
1042 Fred White Boulevard	Portland, TN	Warehouse/Distribution	2003 / NAP	312,000	32	100.0%	3.6%	3.2%
3516 South Military Highway	Chesapeake, VA	Warehouse/Distribution	2007 / NAP	130,860	24	100.0%	3.6%	3.9%
104 Challenger Drive	Portland, TN	Warehouse/Distribution	1996 / NAP	300,000	24-32	100.0%	3.2%	3.2%
1115 Vaughn Parkway	Portland, TN	Warehouse/Distribution	2007 / NAP	216,420	32	100.0%	3.1%	2.9%
1335 Northmeadow Parkway	Roswell, GA	Flex	1996 / NAP	88,784	14	91.9%	2.3%	2.9%
250 Hembree Park Drive	Roswell, GA	Flex	1996 / NAP	94,500	26	100.0%	1.9%	2.4%
660 Hembree Parkway	Roswell, GA	Flex	1998 / NAP	94,500	22	100.0%	1.9%	2.4%
11820 Wills Road	Alpharetta, GA	Flex	1987 / NAP	103,892	24	100.0%	1.8%	2.1%
1325 Northmeadow Parkway	Roswell, GA	Flex	1990 / NAP	70,050	14	66.7%	1.8%	1.8%
11545 Wills Road	Alpharetta, GA	Flex	1998 / NAP	71,140	14	72.0%	1.7%	2.5%
Subtotal				5,277,404			84.6%	81.5%
Remaining Properties				681,753			15.4%	18.5%
Total				5,959,157			100.0%	100.0%

(1)	Based on the underwritten rent roll dated as of March 1, 2021.

Property Sub-Type Summary
Property Sub-Type	# of Properties	SF	% of Total	Occupancy	Allocated Loan Amount	% of Allocated Loan Amount	UW Base Rent	% of UW Base Rent
Flex	19	1,204,619	20.2%	91.2%	$18,231,262	26.8%	$10,918,402	32.6%
Warehouse/Distribution	14	4,754,538	79.8%	100.0%	$49,877,768	73.2%	$22,604,266	67.4%
Total	33	5,959,157	100.0%	98.2%	$68,109,030	100.0%	$33,522,668	100.0%

(1)	% of Total UW Base Rent is based on the underwritten rent roll dated as of March 1, 2021.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: EQUUS INDUSTRIAL PORTFOLIO

The following table presents certain information relating to the major tenants at the Equus Industrial Portfolio:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Property Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
California Cartage Company	Various	NR / NR / NR	516,180	8.7%	$4,221,262	12.6%	$8.18	Various(3)	None
XPO Logistics	Various	NR / Ba3 / BB	528,420	8.9%	$2,111,031	6.3%	$3.99	Various(4)	None
Ace Hardware	1006 CenterPoint Drive	NR / NR / NR	475,020	8.0%	$2,089,939	6.2%	$4.40	10/31/2027	3, 5-year options
Geodis	Graystone – Snowdon Bridge	NR / NR / NR	348,500	5.8%	$1,773,238	5.3%	$5.09	3/31/2026	None
Procter & Gamble	261 Development Drive	NR / Aa3 / AA-	356,700	6.0%	$1,726,428	5.2%	$4.84	3/31/2024	None
Massimo Zanetti Beverages USA	Lot 11 (MZB – Set Sails)	NR / NR / NR	350,000	5.9%	$1,596,000	4.8%	$4.56	9/30/2036(5)	None
Friant and Associates	1010 CenterPoint Drive	NR / NR / NR	357,000	6.0%	$1,588,056	4.7%	$4.45	6/30/2025	None
Emser Tile	Various	NR / NR / NR	409,357	6.9%	$1,550,720	4.6%	$3.79	Various(6)	Various(7)
Rubbermaid	75 Tyson Drive	NR / NR / NR	287,000	4.8%	$1,461,890	4.4%	$5.09	1/31/2026	None
Home Depot	40 Tyson Drive	A / A2 / A	250,305	4.2%	$1,264,040	3.8%	$5.05	12/31/2026	None
Ten Largest Tenants			3,878,482	65.1%	$19,382,605	57.8%	$5.00
Remaining Tenants			1,975,146	33.1%	$14,140,063	42.2%	$7.16
Vacant			105,529	1.8%	0	0.00%	$0.00
Total / Wtd. Avg. All Owned Tenants			5,959,157	100.0%	$33,522,668	100.00%	$5.73

(1)	Based on the underwritten rent roll dated as of March 1, 2021.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	California Cartage Company occupies (i) 130,860 SF at the 3516 South Military Highway property with a lease expiration date of November 30, 2021 and (ii) 385,320 SF at the 375 Kenyon Road property with a lease expiration date of September 30, 2022.

(4)	XPO Logistics occupies (i) 312,000 SF at the 1125 Vaughn Parkway property with a lease expiration date of November 30, 2023 and (ii) 216,420 SF at the 1115 Vaughn Parkway property with a lease expiration date of June 30, 2024.

(5)	The Lot 11 property is still under construction, and the sole tenant, Massimo Zanetti Beverages USA (“MZB”) is not yet in occupancy. MZB has the right to terminate its lease if the project work required by the lease is not substantially complete by June 1, 2022. MZB is not required to pay rent until the lease commences, which will occur on the later of December 1, 2021 and the date the project work is substantially completed and is entitled to three months of free rent following such commencement date. In addition, if the project work is not substantially completed by December 1, 2021, or the tenant’s right to access the improvements occurs later than 60 days following July 1, 2021, the tenant’s free rent period will be extended for such delay. Gap and free rent were not reserved for but are required to be retained from amounts in the related earnout reserve.

(6)	Emser Tile occupies (i) 8,136 SF at the 250 Hembree Park Drive property with a lease expiration date of January 31, 2022 and (ii) 401,221 SF at the 1020 CenterPoint Drive property with a lease expiration date of July 18, 2024.

(7)	Emser Tile occupies (i) 8,136 SF at the 250 Hembree Park Drive property with 1, 5-year renewal option and (ii) 401,221 SF at the 1020 CenterPoint Drive Property with three, three-year renewal options.

The following table presents certain information relating to the lease rollover schedule at the Equus Industrial Portfolio, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM & 2021	222,074	3.7%	3.7%	$2,243,730	6.7%	$10.10	9
2022	586,046	9.8%	13.6%	$4,981,013	14.9%	$8.50	11
2023	598,523	10.0%	23.6%	$2,925,624	8.7%	$4.89	15
2024	1,181,017	19.8%	43.4%	$5,805,701	17.3%	$4.92	17
2025	938,140	15.7%	59.2%	$5,376,134	16.0%	$5.73	18
2026	916,675	15.4%	74.5%	$4,824,778	14.4%	$5.26	5
2027	712,794	12.0%	86.5%	$4,047,702	12.1%	$5.68	9
2028	72,924	1.2%	87.7%	$777,827	2.3%	$10.67	3
2029	0	0.0%	87.7%	$0	0.0%	$0.00	0
2030	272,000	4.6%	92.3%	$944,160	2.8%	$3.47	2
2031	0	0.0%	92.3%	$0	0.0%	$0.00	0
2032 & Thereafter	353,435	5.9%	98.2%	$1,596,000	4.8%	$4.52	2
Vacant	105,529	1.8%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	5,959,157	100.0%		$33,522,668	100.0%	$5.73	91

(1)	Based on the underwritten rent roll dated March 1, 2021.

(2)	Certain tenants may have lease termination options that are not reflected in the Lease Expiration Schedule.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: EQUUS INDUSTRIAL PORTFOLIO

The following table presents certain information relating to historical leasing at the Equus Industrial Portfolio:

Historical Leased %(1)

2017	2018	2019	As of 3/1/2021(2)
95.8%	95.0%	98.6%	98.2%

(1)	Represents the occupancy as of December 31 for each respective year unless otherwise indicated.

(2)	Based on the underwritten rent roll dated March 1, 2021.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Equus Industrial Portfolio:

Cash Flow Analysis(1)

	2018	2019	2020	UW	UW PSF
Base Rent	$24,905,164	$23,840,576	$28,561,803	$33,522,668	$5.63
Contractual Rent Steps(2)	0	0	0	189,391	0.03
Value of Vacant Space	0	0	0	1,316,655	0.22
Total Reimbursement Revenue	4,159,873	4,453,695	6,980,159	7,101,403	1.19
Other Income	162,525	136,729	103,445	81,780	0.01
Less: Bad Debt/Abatements	(1,465,300)	(498,994)	(1,056,366)	0	0.00
Less: Vacancy	0	0	0	(1,554,682)	(0.26)
Effective Gross Income(3)	$27,762,262	$27,932,006	$34,589,041	$40,657,216	$6.82

Real Estate Taxes(4)	2,367,344	1,899,693	2,747,919	3,058,730	0.51
Insurance	499,475	568,378	1,112,753	1,025,348	0.17
Management Fees	892,686	1,048,625	1,358,736	1,219,716	0.20
Total Other Expenses(5)	2,956,462	3,188,881	3,439,768	2,800,040	0.47
Total Operating Expenses	$6,715,966	$6,705,576	$8,659,176	$8,103,834	$1.36

Net Operating Income(3)	$21,046,296	$21,226,431	$25,929,865	$32,553,381	$5.46
TI/LC	0	0	0	1,709,718	0.29
Replacement Reserves	0	0	0	893,874	0.15
Net Cash Flow	$21,046,296	$21,226,431	$25,929,865	$29,949,790	$5.03

UW Occupancy	95.8%	95.0%	98.6%	98.2%
NOI Debt Yield	9.0%	9.1%	11.1%	14.0%
NCF DSCR	3.59x	3.62x	4.42x	5.10x

(1)	Based on the underwritten rent roll dated as of March 1, 2021. For avoidance of doubt, no COVID-19 specific adjustments have been incorporated in the lender’s UW.

(2)	The UW Contractual Rent Steps reflects the present value of the contractual rent step increments through May 31, 2022.

(3)	The increase in Effective Gross Income and Net Operating Income between 2020 and UW is mainly due to (i) new leases that commenced in the beginning of 2021 totaling approximately $3,782,690 of rent, (ii) commercial rent abatements and concessions expiring, (iii) unrealized rent accounting for the Special T tenant lease that commences in the beginning of 2022 totaling approximately $250,439 and (iv) a reduction in other expenses of approximately $639,728.

(4)	For the 1115 Vaughn Parkway and 1125 Vaughn Parkway properties, real estate taxes were underwritten based on the PILOT arrangements for such properties, which expire in 2027 and 2024, respectively. See “Description of the Mortgage Pool–Real Estate and Other Tax Considerations” in the Preliminary Prospectus.

(5)	Total Other Expenses include utilities, repairs and maintenance, janitorial, payroll and general and administrative expenses.

■	Appraisal. According to the appraisal, the Equus Industrial Portfolio has an aggregate “as is” appraised value of $615,720,000, inclusive of an approximately 5.5% portfolio premium of $32,330,000 as of March 31, 2021.

■	Environmental Matters. According to the Phase I environmental reports dated various dates in March 2021, there was no evidence of any recognized environmental conditions at the Equus Industrial Portfolio Properties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: EQUUS INDUSTRIAL PORTFOLIO

■	Market Overview and Competition. The Equus Industrial Portfolio Properties are located throughout four states which consist of the following by SF: Virginia (51.4% of NRA; 47.6% of UW Base Rent), Tennessee (22.4% of NRA; 14.7% of UW Base Rent), Georgia (20.2% of NRA; 32.6% of UW Base Rent) and West Virginia (6.0% of NRA; 5.2% of UW Base Rent).

Geographic Summary(1)

State	# of Properties	SF	% of SF	Occupancy	Allocated Loan Amount	% of Allocated Loan Amount	UW Base Rent	% of UW Base Rent
VA	9	3,065,418	51.4%	100.0%	$35,323,494	51.9%	$15,961,232	47.6%
TN	4	1,332,420	22.4%	100.0%	$10,633,208	15.6%	$4,916,605	14.7%
GA	19	1,204,619	20.2%	91.2%	$18,231,262	26.8%	$10,918,402	32.6%
WV	1	356,700	6.0%	100.0%	$3,921,066	5.8%	$1,726,428	5.2%
Total	33	5,959,157	100.0%	98.2%	$68,109,030	100.0%	$33,522,668	100.0%

(1)	Based on the underwritten rent roll as of March 1, 2021.

Market Summary(1)

Market	# of Properties	SF	% of SF	Allocated Loan Amount	% of Allocated Loan Amount	UW Base Rent	Occupancy	Market Rent Per SF(2)	Market Vacancy(2)
Hampton Roads	6	2,099,421	35.2%	$24,368,239	35.8%	$10,971,289	100.0%	$6.71	2.8%
Nashville	4	1,332,420	22.4%	$10,633,208	15.6%	$4,916,605	100.0%	$6.41	3.3%
Washington D.C.	4	1,322,697	22.2%	$14,876,321	21.8%	$6,716,371	100.0%	$9.40	10.6%
Atlanta	19	1,204,619	20.2%	$18,231,262	26.8%	$10,918,402	91.2%	$11.38	5.5%
Total	33	5,959,157	100.0%	$68,109,030	100.0%	$33,522,668	98.2%	$8.18	5.2%

(1)	Based on the underwritten rent roll as of March 1, 2021.

(2)	Source: Appraisal

Top 20 Properties - Submarket Analysis(1)

Property Name	Allocated Loan Amount	% of Allocated Loan Amount	UW Base Rent	% of UW Base Rent	Market(2)	Submarket(2)	Submarket Rent Per SF(2)	Submarket Vacancy(2)
375 Kenyon Road	$5,570,852	8.2%	$2,917,330	8.7%	Hampton Roads	South Suffolk	$3.75	4.2%
1006 CenterPoint Drive	$4,892,858	7.2%	$2,089,939	6.2%	Hampton Roads	South Suffolk	$3.75	4.2%
1125 Vaughn Parkway	$3,954,966	5.8%	$1,794,480	5.4%	Nashville	Robertson and Sumner Counties	$3.89	2.6%
261 Development Drive	$3,921,066	5.8%	$1,726,428	5.2%	Washington D.C.	Berkeley County	$6.39	3.9%
Graystone - Snowden Bridge	$3,887,166	5.7%	$1,773,238	5.3%	Washington D.C.	Frederick County	$5.48	3.6%
1010 Centerpoint Drive	$3,875,866	5.7%	$1,588,056	4.7%	Hampton Roads	South Suffolk	$3.75	4.2%
Lot 11	$3,841,967	5.6%	$1,596,000	4.8%	Hampton Roads	South Suffolk	$3.75	4.2%
40 Tyson Drive	$3,819,367	5.6%	$1,754,815	5.2%	Washington D.C.	Frederick County	$5.48	3.6%
1020 Centerpoint Drive	$3,762,867	5.5%	$1,476,032	4.4%	Hampton Roads	South Suffolk	$3.75	4.2%
75 Tyson Drive	$3,248,722	4.8%	$1,461,890	4.4%	Washington D.C.	Frederick County	$5.48	3.6%
1042 Fred White Boulevard	$2,429,479	3.6%	$1,063,814	3.2%	Nashville	Robertson and Sumner Counties	$3.89	2.6%
3516 South Military Highway	$2,423,829	3.6%	$1,303,932	3.9%	Hampton Roads	Cavalier	$6.43	3.3%
104 Challenger Drive	$2,158,281	3.2%	$1,073,600	3.2%	Nashville	Robertson and Sumner Counties	$3.89	2.6%
1115 Vaughn Parkway	$2,090,482	3.1%	$984,711	2.9%	Nashville	Robertson and Sumner Counties	$3.89	2.6%
1335 Northmeadow Parkway	$1,595,546	2.3%	$972,344	2.9%	Atlanta	N. Fulton/Forsyth County	$13.40	4.6%
250 Hembree Park Drive	$1,300,619	1.9%	$798,074	2.4%	Atlanta	N. Fulton/Forsyth County	$13.40	4.6%
660 Hembree Parkway	$1,287,059	1.9%	$797,751	2.4%	Atlanta	N. Fulton/Forsyth County	$13.40	4.6%
11820 Wills Road	$1,223,779	1.8%	$703,876	2.1%	Atlanta	N. Fulton/Forsyth County	$13.40	4.6%
1325 Northmeadow Parkway	$1,204,570	1.8%	$590,412	1.8%	Atlanta	N. Fulton/Forsyth County	$13.40	4.6%
11545 Wills Road	$1,143,550	1.7%	$843,111	2.5%	Atlanta	N. Fulton/Forsyth County	$13.40	4.6%
Total	$57,632,891	84.6%	$27,309,834	81.5%

(1)	Based on the underwritten rent roll as of March 1, 2021.

(2)	Source: Appraisal.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: EQUUS INDUSTRIAL PORTFOLIO

■	The Borrowers. The borrowers are SE Georgia Property Owner LLC, SE VA Interstate 81 Property Owner LLC, SE VA Suffolk Property Owner LLC and SE Tennessee Property Owner LLC, each a Delaware limited liability company. The borrower sponsor under the Equus Industrial Portfolio Loan Combination is Southeast Industrial JV LLC, a Delaware limited liability company and joint venture between affiliates of Equus Capital Partners, Ltd. and one or more affiliates of AIG Global Real Estate Investment Corp. The non-recourse carveout guarantors are Equus Capital Partners, Ltd., a Pennsylvania limited partnership and AIG Global Real Estate Investment Corp., a Delaware corporation (each a “Guarantor” and collectively, the “Guarantors”); however, the Guarantors will have no liability except with respect to voluntary bankruptcy filings and collusive involuntary bankruptcy filings, nor are the Guarantors obligors under the related environmental indemnity agreement. Notwithstanding the foregoing, the Guarantors provided a completion guaranty in respect of remaining costs to complete work, including tenant improvements, at the Lot 11 mortgaged property.

■	Escrows. At loan origination, the borrowers deposited $18,819,523 into an earnout reserve and $2,877,520 into a reserve for certain unfunded obligations, including free rent, gap rent, tenant improvements, leasing commissions, landlord work and construction costs.

Tax Reserve - On each due date during the continuance of an Equus Industrial Portfolio Trigger Period, the borrowers are required to fund 1/12 of the taxes that the lender reasonably estimates will be payable over the next ensuing 12-month period.

Insurance Reserve - On each due date during the continuance of a Equus Industrial Portfolio Trigger Period, the borrowers are required to fund 1/12 of the insurance premiums that the lender reasonably estimates will be payable over the next ensuing 12-month period.

PILOT Reserve – On each due date during the continuance of a Equus Industrial Portfolio Trigger Period, the borrowers are required to fund 1/12 of the PILOT payments that the lender reasonably estimates will be payable over the next ensuing 12-month period.

Capital Expenditures Reserve - On each due date during the continuance of an Equus Industrial Portfolio Trigger Period, the borrowers are required to fund a capital expenditure reserve in the amount of $74,489.46.

TI/LC Reserve - On each due date during an Equus Industrial Portfolio Trigger Period, the borrowers are required to fund a tenant improvement and leasing commission reserve in the amount of $198,638.57 (subject to a cap equal to the product of (x) $1.20 multiplied by (y) the aggregate number of rentable square feet then contained in the Equus Industrial Portfolio Properties).

A “Equus Industrial Portfolio Trigger Period” means each period (a) beginning when the debt yield determined as of the last day of any fiscal quarter is less than 6.0% and ending when the debt yield, determined as of the last day of each of two consecutive fiscal quarters thereafter, is equal to or greater than 6.0% and (b) beginning when the financial reports required under the Equus Industrial Portfolio Loan Combination documents are not delivered to the lender as and when required (subject to any applicable notice and cure periods) and ending when such reports are delivered and they indicate, in fact, that no Equus Industrial Portfolio Trigger Period is ongoing.

Earnout Reserve – Provided that no event of default under the Equus Industrial Portfolio Loan Combination is continuing, at any time prior to April 8, 2024, upon satisfaction of the Earnout Release Conditions (as defined below), the lender will be required to release the funds in the earnout reserve, less (i) the amount of any remaining free rent to which the Lot 11 Tenant is entitled under its lease, (ii) the amount of any termination fees that are actually payable to any Lot 11 Tenant on account of the termination of its lease and (iii) 125% of the remaining cost to complete the Lot 11 punchlist items, to the borrowers on the due date following satisfaction of the Earnout Release Conditions. If at any time prior to April 8, 2024 (1) the Current Lot 11 Lease is terminated, modified or otherwise is no longer in full force and effect, (2) the borrowers have deposited with the lender the amounts specified in the Equus Industrial Portfolio Loan Combination documents (such that the earnout reserve contains the Release Price (as defined below) for the Lot 11 mortgaged property) and (3) the Earnout Release Conditions have been satisfied but for the condition in clause (vi) of the definition thereof, then the lender will be required, at the borrowers’ option, to release to the borrowers a portion of the earnout reserve in an amount sufficient to achieve a Lot 11 Debt Yield equal to or greater than 7.17% (with the Lot 11 Debt Yield equaling, for purposes of this sentence, the percentage obtained by dividing the Lot 11 Projected NOI by the amount of the earnout reserve to be so released). If, subsequently, at any time prior to April 8, 2024, the Lot 11

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: EQUUS INDUSTRIAL PORTFOLIO

Debt Yield equals or exceeds 7.17%, the balance of the earnout reserve, less the amounts in clauses (i) – (iii) above, will be required to be released to the borrowers. Notwithstanding the foregoing, if the Earnout Release Conditions have been satisfied but for the condition in clause (vi) of the definition thereof, at such time as (i) the Lot 11 Projected NOI is equal to or greater than $1,596,000, (ii) all free rent and/or gap rent to which the Lot 11 Tenant under its lease is entitled has burned off and (iii) all Lot 11 punchlist items are complete, any amounts then remaining in the earnout reserve will be required to be released to the borrowers.

“Earnout Release Conditions” means each of the following: (i) substantial completion of the Lot 11 project work; (ii) the Lot 11 Tenant has accepted its space and has delivered an estoppel certificate, (iii) 125% of the remaining cost to complete the Lot 11 punchlist items has been reserved with the lender; (iv) the amount of any remaining free rent or gap rent under the Lot 11 Tenant’s lease has been reserved with the lender; (v) there is no default by the Guarantors under the completion guaranty; (vi) either (x) MZB’s lease in place as of the origination date (the “Current Lot 11 Lease”) is in full force and effect and has not been amended or modified from the Current Lot 11 Lease (other than non-material amendments or modifications that do not impact the key terms of the Current Lot 11 Lease (economic or otherwise)) or (y) the Lot 11 Debt Yield is equal to or greater than 7.17%; and (vii) the borrowers’ obligation to pay the purchase price of the Lot 11 property net of certain offsets and certain funds escrowed pursuant to an escrow agreement among the borrower, the property seller and a title company has been satisfied (or will be satisfied simultaneously with the release of such portion of the earnout reserve).

“Lot 11 Tenant” means (i) MZB or (ii) any replacement tenant or tenants under a replacement lease.

“Lot 11 Debt Yield” means, as of any date of determination, the percentage obtained by dividing (x) the Lot 11 Projected NOI by (y) $22,260,000.

“Lot 11 Projected NOI” means, as of any date of determination, (x) the projected operating income from the Lot 11 mortgaged property for the succeeding 12-month period, calculated to include the aggregate annualized rent (including reimbursements) projected to be received by the borrowers over the succeeding 12 month period from the Lot 11 Tenant on account of its lease, including any free rent to the extent the amount of such free rent is actually deposited into the prepaid rent reserve as of such date of determination, minus (y) the projected operating expenses for the Lot 11 mortgaged property for such period, in each case as reasonably determined by the lender.

■	Lockbox and Cash Management. The Equus Industrial Portfolio Loan Combination is structured with a hard lockbox and springing cash management. The borrowers were required to deliver tenant direction letters to all tenants of the Equus Industrial Portfolio Properties to directly deposit all rents into a lender-controlled lockbox account. In addition, the borrowers are required to cause all cash revenues relating to the Equus Industrial Portfolio Properties and all other money received by the borrowers or the property manager with respect to the Equus Industrial Portfolio Properties (other than tenant security deposits) to be deposited into such lockbox account or a lender-controlled cash management account within three business days of receipt thereof. On each business day that no Equus Industrial Portfolio Trigger Period, or event of default under the Equus Industrial Portfolio Loan Combination is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day that an Equus Industrial Portfolio Trigger Period or event of default under the Equus Industrial Portfolio Loan Combination is continuing, all funds in the lockbox account are required to be swept into the cash management account.

During the continuance of an Equus Industrial Portfolio Trigger Period or an event of default under the Equus Industrial Portfolio Loan Combination, all amounts on deposit in the cash management account after payment of debt service, required reserves and budgeted operating expenses are required to be deposited into an excess cash flow reserve account as additional collateral for the Equus Industrial Portfolio Loan Combination.

■	PILOT Agreements. The 1115 Vaughn Parkway and 1125 Vaughn mortgaged properties (collectively, 12.1% of NRA, 7.7% of U/W Base Rent), are each subject to a payment-in-lieu of taxes (“PILOT”) agreement. In order to obtain the benefit of such PILOT agreements, the fee interest in each such mortgaged property was conveyed to the Industrial Development Board of the City of Springfield, Tennessee (the “IDA”) and ground leased back to the related borrower. With respect to the 1115 Vaughn mortgaged property, the ground lease expires on March 31, 2027. The related PILOT provides for a 40% abatement in real estate taxes through March 31, 2027. According to the related appraisal, projected abated annual real estate taxes are $43,860 through 2022 and $50,439 through the expiration of the abatement, and projected unabated real estate taxes in 2028 are $96,675. With respect to the 1125 Vaughn Parkway mortgaged property, the ground lease expires on June 20, 2025. The related PILOT provides for a 40% abatement in real estate taxes through June 20, 2025. According to the related appraisal, projected abated annual real estate taxes are $100,320 through 2022 and $115,368 through the expiration of the abatement, and projected unabated real estate taxes

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: EQUUS INDUSTRIAL PORTFOLIO

in 2025 are $192,280. The related borrowers have the option to repurchase the fee interest in the related mortgaged property from the IDA upon the expiration of the PILOT arrangement for a nominal fee, and is obligated under the loan documents to exercise such option. In addition, the IDA signed a joinder to the related mortgage. Taxes were underwritten at $3,058,730.

■	Property Management. The Equus Industrial Portfolio Properties are managed by BPG Management Company, L.P. and BPG Management Company-NC, LLC.

■	Current Mezzanine or Subordinate Indebtedness. The Equus Industrial Portfolio Subordinate Loan, with an outstanding principal balance as of the Cut-off Date of $154,000,000, accrues interest at a rate of 4.07000% per annum. The Equus Industrial Portfolio Subordinate Loan has an 84-month term and is interest only for the full term. For additional information, see “Description of the Mortgage Pool—The Loan Combinations—The Equus Industrial Portfolio Pari Passu-AB Loan Combination” in the Preliminary Prospectus.

■	Permitted Future Mezzanine or Subordinate Indebtedness. None permitted.

■	Release of Collateral. In connection with a sale or transfer of an individual property, the borrowers may obtain the release of an individual property or properties from the lien of the Equus Industrial Portfolio Loan Combination after the lockout expiration date, upon prepayment of the applicable Release Price (as defined below) for the property or properties being released, together with, if prior to the open period, a yield maintenance premium, and satisfaction of the conditions set forth in the loan documents, including but not limited to: (a) the debt yield after giving effect to such release is at least the greater of (x) 8.11% and (y) the debt yield immediately prior to such release and (b) no event of default under the loan documents has occurred and is continuing. In addition to the foregoing, no partial release will be permitted unless the lender determines that the value of the remaining properties (in the lender’s reasonable discretion based on a commercially reasonable valuation method permitted to a REMIC trust and which will exclude the value of personal property or going concern value, if any) is at least 80% of the Equus Industrial Portfolio Loan Combination’s adjusted issue price. The borrowers may make an additional prepayment of the Equus Industrial Portfolio Loan Combination in order to satisfy the foregoing REMIC test. Notwithstanding the foregoing, the borrowers may obtain the release of the Lot 11 property at any time, without regard to the lockout period and the other conditions above, provided that the REMIC test must be satisfied, upon prepayment of the applicable release price together with, if prior to the open period, a yield maintenance premium

“Release Price” means, with respect to each Equus Industrial Portfolio Property, the product of (x) its allocated loan amount multiplied by (y) the applicable Release Percentage.

“Release Percentage” means 110% until such time as the principal balance of the Equus Industrial Portfolio Loan Combination has been reduced to 90% of the principal amount, 115% until such time as the principal balance of the Equus Industrial Portfolio Loan Combination has been reduced to 80% of the original amount, and 125% thereafter; provided, that notwithstanding the foregoing, in the case of any property release that is not in connection with an arms’-length sale to an unaffiliated third party, the Release Percentage will be 125%. For avoidance of doubt, more than one Release Percentage may apply to the release of a single property in connection with an arms’-length sale to an unaffiliated third party.

■	Terrorism Insurance. The borrowers are required to maintain terrorism insurance in an amount equal to the full replacement cost of the Equus Industrial Portfolio Properties, as well as 24 months of rental loss and/or business interruption coverage, together with a 6-month extended period of indemnity following restoration. If TRIPRA or a subsequent statute is no longer in effect, then the borrowers’ requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the Equus Industrial Portfolio Properties and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: 375 PEARL STREET

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: 375 PEARL STREET

verizon
Department of Finance
36,463 SF 2038
Department of Finance
36,463 SF 2038
Department of Finance
36,463 SF 2038
Department of Finance
36,463 SF 2038
Department of Finance
36,463 SF 2038
NYC Human Resources Administration
36,463 SF 2039
NYC Human Resources Administration
36,463 SF 2039
NYC Human Resources Administration
36,463 SF 2039
NYC Human Resources Administration
36,463 SF 2039
NYC Human Resources Administration
36,463 SF 2039
NYPD
18,767 SF 2039
NYC Human Resources Administration
11,506 SF 2039
Department of Sanitation
36,090 SF 2039
Department of Sanitation
36,090 SF 2039
NYPD
35,370 SF 2042
NYPD
35,370 SF 2042
NYPD
35,260 SF 2042
31
30
29
28
27
26
25
24
23
22
21
20
19
18
17
16
15
14
13
12
11
10
9
8
7
6
5
4
3
2
1
C
PENTHOUSE
Not Owned
OFFICE
CONDOMINIUMS
Collateral
OFFICE UNIT 1
Not Part of Collateral
DATA CENTER
Not Part of Collateral
VERIZON
CONDOMINIUM
Not Owned
DATA CENTER
Not Part of Collateral
RETAIL
CONDOMINIUM
Not Part of Collateral
PEARL STREET
AVENUE OF THE FINEST
PEARL STREET
2038
2039
2042

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: 375 PEARL STREET

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: 375 PEARL STREET

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		JPMCB
Location (City/State)	New York, New York		Cut-off Date Balance(3)		$66,000,000
Property Type	Office		Cut-off Date Balance per SF(3)		$383.89
Size (SF)	573,083		Percentage of Initial Pool Balance		6.0%
Total Occupancy as of 5/1/2021	100.0%		Number of Related Mortgage Loans		None
Owned Occupancy as of 5/1/2021	100.0%		Type of Security		Fee Simple
Year Built / Latest Renovation	1975 / 2011-2018		Mortgage Rate(4)		3.36818%
Appraised Value(1)	$365,000,000		Original Term to Maturity (Months)		120
Appraisal Date	5/1/2021		Original Amortization Term (Months)		NAP
Borrower Sponsor	Indure Build-To-Core Fund, LLC		Original Interest Only Period (Months)		120
Property Management	CBRE, Inc.		First Payment Date		7/11/2021
			Maturity Date		6/11/2031

Underwritten Revenues	$32,466,229
Underwritten Expenses	$12,264,849		Escrows(5)
Underwritten Net Operating Income (NOI)(2)	$20,201,380			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$20,086,764		Taxes	$0	Springing
Cut-off Date LTV Ratio(3)	60.3%		Insurance	$0	Springing
Maturity Date LTV Ratio(3)	60.3%		Replacement Reserve	$0	Springing
DSCR Based on Underwritten NOI / NCF(3)	2.69x / 2.67x		TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(3)	9.2% / 9.1%		Other	$5,845,670	Springing

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount(3)	$220,000,000	88.0%	Loan Payoff	$234,451,625	93.8%
Mezzanine Loan Amount	30,000,000	12.0	Return of Equity	6,551,229	2.6
			Upfront Reserves	5,845,670	2.3
			Closing Costs	3,151,476	1.3
Total Sources	$250,000,000	100.0%	Total Uses	$250,000,000	100.0%

(1)	Represents the appraiser’s “Hypothetical Market Value”. See “Appraisal” section below.
(2)	See “Operating History and Underwritten Net Cash Flow” section below for information regarding year-over-year increases in NOI and increase to underwritten NOI from 2020 NOI.
(3)	The 375 Pearl Street Loan (as defined below) is part of the 375 Pearl Street Loan Combination (as defined below) with an original aggregate principal balance of $220,000,000. The Cut-off Date Balance per SF, Debt Yield Based on Underwritten NOI/NCF, DSCR Based on Underwritten NOI/NCF, Cut-off Date LTV Ratio and Maturity Date LTV Ratio numbers presented above are based on the 375 Pearl Street Loan Combination.
(4)	Mortgage Loan Rate is 3.36818181818182%.
(5)	See “—Escrows” section below.

■	The Mortgage Loan. The 375 Pearl Street mortgage loan (the “375 Pearl Street Loan”) is part of a Loan Combination (the “375 Pearl Street Loan Combination”) that is evidenced by four pari passu promissory notes in the aggregate original principal amount of $220,000,000. The 375 Pearl Street Loan Combination is secured by a first priority fee mortgage encumbering a 573,083 SF office condominium unit in New York, New York (the “375 Pearl Street Property”). The 375 Pearl Street Loan Combination was co-originated on June 1, 2021 by Wells Fargo Bank, National Association (“WFB”) and JPMorgan Chase Bank, National Association (“JPMCB”).

The 375 Pearl Street Combination had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The 375 Pearl Loan Combination requires interest only payments for the entirety of the loan term. The scheduled maturity date of the 375 Pearl Loan Combination is the due date in June 2031. Provided that no event of default has occurred and is continuing under the 375 Pearl Loan Combination documents, the borrower has the option to defease the 375 Pearl Loan Combination in whole, but not in part, at any time after the earlier to occur of (i) the date that is two years after the closing date of the securitization that includes the last note to be securitized and (ii) the due date in July 2024. The 375 Pearl Loan Combination is prepayable without penalty on or after December 11, 2030.

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$80,000,000	$80,000,000	BANK 2021-BNK34(1)	Yes
Note A-2	$66,000,000	$66,000,000	Benchmark 2021-B27	No
Note A-3	$54,000,000	$54,000,000	WFB	No
Note A-4	$20,000,000	$20,000,000	BANK 2021-BNK34(1)	No
Total	$220,000,000	$220,000,000

(1)	Expected to be contributed to the BANK 2021-BNK34 securitization prior to the closing date for this securitization transaction.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: 375 PEARL STREET

■	The Mortgaged Property. The 375 Pearl Street Property consists of an office condominium unit totaling 573,083 SF located on floors 15 through 30 of the 375 Pearl Street building, a 32-story Class A office and data center property located in New York, New York, and built in 1975. The entire 375 Pearl Street building contains 806,001 SF of gross building area situated on a 58,193 square foot parcel of land. The 375 Pearl Street Property was renovated from data center use to office space between 2016 and 2018, and limestone walls on the top 15 stories of the building were removed and replaced with plate glass panels to improve the aesthetics and attract office tenants. In total, the borrower sponsors invested approximately $159 million in capital improvements and TI/LCs at 375 Pearl Street. The 375 Pearl Street Property features approximately 37,000 square foot floor plates.

The 375 Pearl Street Property is fully leased to four New York City government agencies including NYC Human Resources Administration, the Department of Finance, the New York City Police Department (“NYPD”), and the Department of Sanitation, with all leases expiring between 2038 and 2042. The 375 Pearl Street building is located immediately adjacent to City Hall, One Police Plaza, and One Centre Street. According to the appraisal, NYC agencies own or occupy over 2.3 million SF of office space in the area of the 375 Pearl Street building, and all tenants of the 375 Pearl Street Property occupy additional office space in the immediate surrounding area. Further, according to the appraisal, the tenants at the 375 Pearl Street Property have invested approximately $44.5 million of capital into the buildout of their respective spaces.

The largest tenant by underwritten base rent is NYC Human Resources Administration (193,821 SF; 33.8% of NRA; 34.3% of UW Base Rent). The NYC Human Resources Administration is a municipal agency serving more than three million people per year that fights poverty and provides New York City residents with tools and support to alleviate inequalities. Programs of the NYC Human Resources Administration include Child Support, Emergency Food Programs, Cash Assistance, Adult Protective Services, and a Job Center. According to the appraisal, the agency has a large footprint in Downtown Manhattan with six additional offices in Lower Manhattan and 10 offices directly across the Brooklyn Bridge. According to the appraisal, the NYC Human Resources Administration has invested approximately $11.0 million (approximately $57 PSF) into its space. The NYC Human Resources Administration has a termination option in September 2029 with 12 months’ notice and payment of an estimated termination fee of approximately $22.3 million (See “Termination Option Summary” table below).

The second largest tenant by underwritten base rent is the Department of Finance (182,315 SF; 31.8% of NRA; 32.7% of UW Base Rent). The Department of Finance administers the tax and revenue laws of New York City. The Department of Finance is the taxation agency, recorder of deeds, and revenue service provider of New York City. The department’s responsibilities include administering parking violations and overseeing the sheriff’s office. According to the appraisal, the Department of Finance has invested approximately $12.0 million (approximately $66 PSF) into its space. The Department of Finance has a termination option in September 2028 with 12 months’ notice and payment of estimated termination fee of approximately $21.1 million (See “Termination Option Summary” table below).

The third largest tenant by underwritten base rent is the NYPD (124,767 SF, 21.8% of NRA; 20.1% of UW Base Rent). The NYPD is the largest law enforcement agency in the world, providing security and safety to the residents, workers, and visitors throughout the five boroughs of New York City. There are currently over 34,000 uniformed members and over 15,000 civilian members employed by the NYPD. The NYPD has expanded its headquarters by moving its federal monitor and compliance units to the 20th floor of the 375 Pearl Street Property, and utilizing floors 15 through 17 to provide expansion space for the adjacent One Police Plaza. The NYPD has occupied its 20th floor space since 2018. According to the appraisal, NYPD has invested approximately $14.7 million (approximately $118 PSF) into its space. The NYPD has two termination options (once in April 2029 for its 20th floor space, and once in February 2032 for its space on floors 15 through 17) with 12 months’ notice and payment of a termination fee (approximately $915,014 for the Floor 20 space, and $11.8 million for the space on floors 15 through 17) (See “Termination Option Summary” table below).

The fourth largest tenant by underwritten base rent is the Department of Sanitation (72,180 SF, 12.6% of NRA; 12.9% UW Base Rent). The Department of Sanitation is the world’s largest sanitation department and manages approximately 6,300 miles of streets throughout the five boroughs of New York City. The Department of Sanitation is responsible for garbage and recycling collecting, snow removal, and street cleaning. According to the appraisal, the Department of Sanitation has invested approximately $6.8 million (approximately $94 PSF) into its space. The Department of Sanitation has a termination option in September 2029 with 12 months’ notice and payment of an estimated termination fee of approximately $8.7 million (See “Termination Option Summary” below).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: 375 PEARL STREET

■	Condominium Regime. The 375 Pearl Street Property is comprised of one unit (known as Office Unit 2, consisting of floors 15 through 30 and representing a 51.99% interest in the overall condominium) of a nine-unit condominium regime that governs the 375 Pearl Street building. Four of the nine condominium units are owned by Verizon, consisting of a telephone cable vault in the cellar and switching equipment and office space on floors 8, 9 and 10 (representing an aggregate 11.21% interest in the common elements of the condominium) (the “Verizon Units”; the remaining portion of the overall condominium regime is referred to as the “Principal Units”). One condominium unit, known as Office Unit 3, representing the 31st floor of the 375 Pearl Street building, is owned by an affiliate of Rafael Viñoly Architects, P.C. The additional three condominium units (representing ground floor retail space; data center space on floors 1 through 7, 11 through 13 and 32; and office space on floor 14) are owned by affiliates of the borrower sponsor. Generally, the condominium is governed by a three-member “Board of Managers”, with matters specifically allocated to the Principal Units being governed by a nine-member “Principal Board.” The borrower and certain affiliates of the borrower sponsor together control the Board of Managers and the Principal Board. The borrower can effectively appoint one member of the current Board of Managers, and the borrower sponsor affiliates (as owner of additional units within the Principal Units) can appoint an additional member. With respect to the Principal Board, the borrower can appoint three members, and the borrower sponsor affiliates can appoint five additional members. See “Description of the Mortgage Pool—Statistical Characteristics of the Mortgage Loans—Condominium Interests and Other Shared Interests” in the Preliminary Prospectus.

■	COVID-19 Update. As of May 21, 2021, the 375 Pearl Street Property was open and operational. All tenants paid full rent for April and May 2021, and there have been no rent relief requests through the COVID-19 pandemic. The 375 Pearl Street Loan Combination is not subject to any modification or forbearance request.

The following table presents certain information relating to the tenants at the 375 Pearl Street Property:

Largest Tenants by Underwritten Base Rent(1)

Tenant Name	Type	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options(3)
NYC Human Resources Administration	Office	AA- / Aa2 / AA	193,821	33.8%	$8,964,223	34.3%	$46.25	9/13/2039	2, 5-year options
Department of Finance	Office	AA- / Aa2 / AA	182,315	31.8%	$8,523,225	32.7%	$46.75	9/13/2038	2, 5-year options
NYPD (Floors 15-17)(4)	Office	AA- / Aa2 / AA	106,000	18.5%	$4,505,000	17.3%	$42.50	1/21/2042	2, 5-year options
Department of Sanitation	Office	AA- / Aa2 / AA	72,180	12.6%	$3,374,416	12.9%	$46.75	9/23/2039	2, 5-year options
NYPD (Floor 20)(4)	Office	AA- / Aa2 / AA	18,767	3.3%	$731,913	2.8%	$39.00	4/10/2039	2, 5-year options
Total Occupied			573,083	100.0%	$26,098,777	100.0%	$45.54
Vacant			0	0.0%	0	0.0%	$0.00
Total			573,083	100.0%	$26,098,777	100.0%	$45.54

(1)	Based on the underwritten rent roll dated May 1, 2021

(2)	Ratings shown represent the City of New York, which is the entity on each tenant’s lease.

(3)	Each lease contains a one-time termination right effective on the 10th anniversary of the rent commencement date, provided that the tenant provides 12 months’ notice and pays a termination fee. See “Termination Option Summary” table below for further details on the termination option effective dates and estimated termination fees for each tenant.

(4)	The NYPD has executed a lease for its space on floors 15 through 17 but has not yet taken occupancy. NYPD is expected to begin paying rent in January 2022. The tenant is currently in occupancy and paying full rent on its 20th floor space. The lease for 106,000 net rentable square feet expires in January 2042 and the lease for 18,767 net rentable square feet expires in April 2039.

Termination Option Summary(1)

Tenant	Estimated Fee(2)	Estimated Fee Per SF(2)	Termination Effective Date
NYC Human Resources Administration	$22,318,637	$115.15	9/14/2029
Department of Finance	$21,095,726	$115.71	9/14/2028
NYPD (Floors 15-17)	$11,752,356	$110.87	2/16/2032
Department of Sanitation	$8,746,206	$121.17	9/24/2029
NYPD (Floor 20)	$915,014	$48.76	4/11/2029
Total	$64,827,939	$113.12

(1)	Source: Appraisal.

(2)	The termination fee for each tenant is equal to the sum of the unamortized portion of the landlord’s contribution, leasing commission and free rent amount, amortized on a straight-line basis over a 20-year period with interest at 6% per annum plus the total rent amount for the six months following the termination date (however, the NYPD 20th floor lease does not include interest in its amortization schedule as well as the total rent amount for the six months following the termination date).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: 375 PEARL STREET

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring GLA	% of GLA	Cumulative % of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	0	0.0%	0.0%	$0	0.0%	$0.00	0
2022	0	0.0%	0.0%	$0	0.0%	$0.00	0
2023	0	0.0%	0.0%	$0	0.0%	$0.00	0
2024	0	0.0%	0.0%	$0	0.0%	$0.00	0
2025	0	0.0%	0.0%	$0	0.0%	$0.00	0
2026	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	0	0.0%	0.0%	$0	0.0%	$0.00	0
2029	0	0.0%	0.0%	$0	0.0%	$0.00	0
2030	0	0.0%	0.0%	$0	0.0%	$0.00	0
2031	0	0.0%	0.0%	$0	0.0%	$0.00	0
2032 & Thereafter	573,083	100.0%	100.0%	$26,098,777	100.0%	$45.54	5
Vacant	0	0.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	573,083	100.0%		$26,098,777	100.0%	$45.54	5

(1)	Based on the underwritten rent roll dated May 1, 2021.

(2)	All tenants have termination options, which are not accounted for on this table. See “Termination Option Summary” above.

The following table presents certain information relating to historical leasing at the 375 Pearl Street Property:

Historical Leased%(1)(2)

2017	2018	2019	2020	As of 5/1/2021(3)
NAV	NAV	81.5%	81.5%	100.0%

(1)	Historical occupancies are as of December 31 of each respective year unless otherwise specified.

(2)	Historical occupancy prior to 2019 is not available, as the 375 Pearl Street Property was renovated and converted from data center space to office space from 2016 to 2018.

(3)	Based on the underwritten rent roll dated May 1, 2021

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: 375 PEARL STREET

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the operating history and Underwritten Net Cash Flow at the 375 Pearl Street Property:

Cash Flow Analysis(1)(2)

	2019	2020	Underwritten	Underwritten $ per SF
Base Rent	$21,403,560	$21,836,662	$26,098,777	$45.54
Rent Average Benefit	0	0	3,852,698(3)	6.72
Free Rent	(8,853,132)	0	0	0.00
Gross Potential Rent	$12,550,428	$21,836,662	$29,951,475	$52.26
Other Income	714,779	736,581	756,242	1.32
Expense Reimbursements	133,660	719,425	1,758,512	3.07
Net Rental Income	$13,398,867	$23,292,668	$32,466,229	$56.65
(Vacancy & Credit Loss)(4)	0	0	0	0.00
Effective Gross Income	$13,398,867	$23,292,668	$32,466,229	$56.65

Real Estate Taxes	3,493,494(5)	2,888,190	3,465,549(5)	6.05
Insurance	366,563	375,095	415,260	0.72
Management Fee	213,444	120,479	965,886	1.69
Other Operating Expenses	6,122,394	7,454,392	7,418,154	12.94
Total Operating Expenses	$10,195,895	$10,838,156	$12,264,849	$21.40

Net Operating Income(6)	$3,202,972	$12,454,512	$20,201,380	$35.25
Replacement Reserves	0	0	114,617	0.20
TI/LC	0	0	0	0.00
Net Cash Flow	$3,202,972	$12,454,512	$20,086,764	$35.05

Occupancy	100.0%	100.0%	100.0%
NOI Debt Yield(7)	1.5%	5.7%	9.2%
NCF DSCR(7)	0.43x	1.66x	2.67x

(1)	Based on the underwritten rent roll as of May 1, 2021

(2)	Prior historical operating history is not available, as the 375 Pearl Street Property was renovated and converted from data center space to professional office space in 2016 through 2018.

(3)	Represents straight-line rent averaging through each tenant’s lease expiration due to investment-grade nature.

(4)	The underwritten economic vacancy is 0.0%. The 375 Pearl Street Property was 100.0% leased as of May 1, 2021.

(5)	The 375 Pearl Street Property is subject to a 10-year tax abatement via the Industrial & Commercial Incentive Program (“ICAP”) as a result of its recent renovation. The ICAP abatement commenced in the 2016/2017 tax year and will expire at the end of the 2025/2026 tax year. According to a third-party tax projection analysis provided by the borrower, the estimated taxes inclusive of ICAP benefit for the 2020/2021 and 2021/2022 tax years were $2,854,104 and $3,677,695, respectively; and the real estate taxes were underwritten based on a blend of these two numbers. According to the same analysis, the estimated full unabated taxes for the 2020/2021 and 2026/2027 tax years (after the ICAP benefit expires) are $3,603,985 and $5,912,415, respectively.

(6)	The increase in Net Operating Income from 2019 to 2020 and from 2020 to U/W was due to tenant lease commencements and free rent periods following the completion of renovations at the 375 Pearl Street Property in 2018. The Department of Finance’s lease commenced in September 2018; The NYPD’s lease for floor 20 commenced in October 2018; The Department of Sanitation and the NYC Human Resource Administration’s leases commenced in January 2019; and The NYPD’s lease for floors 15 through 17 commenced in April 2021.

(7)	The NCF DSCR and NOI Debt Yield are based on the 375 Pearl Street Loan Combination.

■	Appraisal. The appraisal concluded an “Hypothetical As-Is” value of $365,000,000 as of May 1, 2021, which assumes contractually obligated free rent, tenant improvements, and capital improvements have been escrowed. The appraisal also concluded to an “As-Is” value of $360,000,000 as of the same date. The appraiser’s “Hypothetical Market Value” and “As-Is” value each include an estimated $1,600,000 of value for the ICAP tax benefits.

■	Environmental Matters. According to a Phase I environmental report, dated April 21, 2021, there are no recognized environmental conditions or recommendations.

■	Market Overview and Competition. The 375 Pearl Street Property is situated within the City Hall office submarket of Downtown Manhattan in New York, New York and is bordered by Pearl Street to the east and south, Avenue of the Finest to the west, and Madison Street to the north. The building is also adjacent to the Manhattan-side entrance of the Brooklyn Bridge. The 375 Pearl Street Property is situated immediately adjacent to City Hall, One Police Plaza, and One Centre Street. According to the appraisal, NYC agencies own or occupy over 2.3 million SF of office space in the area of the 375 Pearl Street building, and all tenants of the 375 Pearl Street Property occupy additional office space in the immediate surrounding area.

According to the appraisal, as of the fourth quarter of 2020, the City Hall office submarket reported total inventory of approximately 7.7 million SF with a 7.0% direct vacancy rate (8.8% overall vacancy rate) and average asking rent of $60.25 PSF. The appraiser concluded to a market rent for the 375 Pearl Street Property of $44.00 PSF for floors 15 through 17, $49.00 PSF for floors 18 through 22, and $52.00 PSF for floors 23 through 30, all on a modified gross basis.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: 375 PEARL STREET

The following table presents certain information relating to the appraisal’s market rent conclusions for the 375 Pearl Street Property:

Market Rent Summary(1)

	Floors 15-17	Floors 18-22	Floors 23-30
Market Rent (PSF)	$44.00	$49.00	$52.00
Lease Term (Years)	10	10	10
Rent Increase Projection	10% / 5 years	10% / 5 years	10% / 5 years

(1)	Source: Appraisal.

■	The Borrower. The borrower is Intergate.Manhattan Office LLC, a Delaware limited liability company and single purpose entity with two independent directors. In connection with the origination of the 375 Pearl Street Loan Combination, legal counsel to the borrower delivered a non-consolidation opinion. The borrower sponsor under the 375 Pearl Street Loan Combination and the nonrecourse carveout guarantor is INDURE Build-To-Core Fund, LLC (the “Guarantor”), an affiliate of National Real Estate Advisors, LLC (“NREA”).

The borrower is 51.5% owned by Sabey Properties LLC, an affiliate of Sabey Corporation (“Sabey”) and 48.5% owned by the Guarantor. Sabey is a privately held real estate development and investment company specializing in mission critical and other technical space for the data center, medical and life sciences, education, government and military sectors. Over the past 40 years, Sabey has designed, constructed, and operated more than 30 million SF of space. NREA is a subsidiary of the National Electric Benefit Fund and specializes in developing and owning large-scale, urban commercial and multifamily projects for its institutional clients. NREA constructs various asset types including apartment, office, mixed-use, industrial, data center, and hotel.

■	Escrows. Real Estate Taxes – During a Cash Trap Event Period (as defined below), ongoing monthly real estate tax reserves are required in an amount equal to 1/12 of the real estate taxes that the lender estimates will be payable during the next 12 months.

Insurance. During a Cash Trap Event Period, ongoing monthly insurance reserves are required in an amount equal to 1/12 of the insurance premiums that the lender estimates will be payable for the renewal of the coverage afforded by the policies upon the expiration thereof.

However, the borrower’s obligation to make insurance reserve payments will be waived so long as, (i) no event of default is continuing, (ii) the insurance policies maintained by the borrower are part of a blanket or umbrella policy approved by the lender in its reasonable discretion, (iii) the borrower provides the lender with paid receipts for the payment of the insurance premiums by no later than 10 business days prior to the expiration dates of said policies, and (iv) the borrower provides evidence of renewal of such policies.

Landlord Work Reserve. The 375 Pearl Street Loan documents require an upfront reserve of $2,963,439 for open contract payables with respect to certain ongoing construction work pursuant to contracts with contractors.

Replacement Reserve. During a Cash Trap Event Period, ongoing monthly replacement reserves are required in the amount of $4,776 ($0.10 PSF annually).

Termination Fee Reserve. The borrower is required to deposit termination fees or payments into the termination fee reserve account if either (a) the termination fee or payment is equal to or greater than $50,000, (b) the related event has a material adverse effect on the 375 Pearl Street Property, the borrower or the Guarantor (among other conditions outlined in the 375 Pearl Street Loan documents), or (c) an event of default or Cash Trap Event Period is continuing. As long as no Cash Trap Event Period is continuing, the termination fee reserve account is subject to a cap in an amount equal to $80 PSF of the related premises (“Termination Fee Reserve Cap”). If a Cash Trap Event Period is ongoing, funds in excess of the Termination Fee Reserve Cap are required to deposited into the excess cash flow subaccount (see “—Lockbox and Cash Management” section below). Funds in the Termination Fee Reserve account may only be used for qualified leasing expenses incurred in connection with the space related to the applicable termination fee or payment.

Rent Concession Reserve. The loan documents require an upfront reserve of $2,882,231 representing the amount of future rent credits, gap rent, or abatements under existing leases.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: 375 PEARL STREET

■	Lockbox and Cash Management. The 375 Pearl Street Loan Combination requires a hard lockbox and springing cash management, and the borrower is required to cause all rents to be deposited directly into the lockbox account. The 375 Pearl Street Loan Combination documents also require that all rents received by the borrower or property manager be deposited into the lockbox account within two business days of receipt. Prior to a Cash Trap Event Period (as defined below), all funds will be transferred to the borrower. During a Cash Trap Event Period, all funds in the lockbox account and excess cash flow remaining after satisfaction of the waterfall items outlined in the 375 Pearl Street Loan Combination documents, are required to be swept to an excess cash flow subaccount to be held as additional collateral for the 375 Pearl Street Loan Combination.

A “Cash Trap Event Period” will commence upon the earlier of the following: (i) the occurrence of an event of default under the 375 Pearl Street Loan Combination or 375 Pearl Street Mezzanine Loan, as defined below; or (ii) the net cash flow debt yield falling below 5.25% (tested quarterly, or upon any termination, modification or amendment or settlement of any lease, or any release or discharge of any tenant under its lease obligation).

A Cash Trap Event Period will end upon the occurrence of the following: with regard to clause (i), the cure of the applicable event of default; or with regard to clause (ii), the net cash flow debt yield being equal to or greater than 5.25% for one calendar quarter; or the borrower delivering to the lender cash or a letter of credit in an amount such that the proceeds, if applied to prepay the 375 Pearl Street Loan Combination, would result in a net cash flow debt yield of at least 5.25%.

■	Property Management. The 375 Pearl Street Property is managed by CBRE, Inc.

■	Release of Collateral. Not permitted.

■	Mezzanine or Secured Indebtedness. Concurrently with the origination of the 375 Pearl Street Loan Combination, WFB made a $30,000,000 mezzanine loan (the “375 Pearl Street Mezzanine Loan”) to the sole member of the borrower, which is secured by the sole member’s ownership interest in the borrower. The 375 Pearl Street Mezzanine Loan is coterminous with the 375 Pearl Street Loan Combination. The 375 Pearl Street Mezzanine Loan accrues interest at a fixed per annum rate equal to 7.00000% and is interest-only through the loan term.

The following table presents certain information relating to the 375 Pearl Street Mezzanine Loan:

	Mezzanine Loan Original Principal Balance	Mezzanine Loan Interest Rate	Original Term (mos.)	Original Amort. Term (mos.)	Original IO Term (mos.)	Total Debt UW NCF DSCR	Total Debt UW NOI Debt Yield	Total Debt Cutoff Date LTV
375 Pearl Street Mezzanine Loan	$30,000,000	7.00000%	120	0	120	2.08x	8.1%	68.5%

■	Terrorism Insurance. The loan documents require that the “all risk” insurance policy required to be maintained by the borrower provides coverage for terrorism in an amount equal to the full replacement cost of the 375 Pearl Street Property, as well as business interruption insurance covering no less than the 24-month period following the occurrence of a casualty event, together with a six-month extended period of indemnity (provided that if TRIPRA or a similar statute is not in effect, the 375 Pearl Street Borrower will not be obligated to pay terrorism insurance premiums in excess of two times the annual premium for a separate special form or all risks policy or equivalent policy insuring only the 375 Pearl Street Property on a stand-alone basis). See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: COLONNADE CORPORATE CENTER

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: COLONNADE CORPORATE CENTER

3500 COLONNADE PARKWAY

6
Cadence Bank
23,427 SF 3/2024
5
Automation Personnel Services
11,972 SF 10/2022
Cadence Bank
12,710 SF 3/2024
4
Cadence Bank
23,427 SF 3/2024
3
Morgan Stanley
11,944 SF 3/2025
Smith Spires
12,343 SF 10/2027
2
Morgan Stanley
21,497 SF 3/2025
1
Morris Haynes & Hornsby
3,654 SF 12/2021
Walker 360
1,728 SF 4/2024
Strategic Financial Partners
4,173 SF 6/2025
Eversource
6,987 SF 6/2026

3700 COLONNADE PARKWAY

6
RxBenefits
27,475 SF 10/2028
5
RxBenefits
27,475 SF 10/2028
4
RxBenefits
27,475 SF 10/2028
3
Carr, Riggs & Ingram
27,562 SF 6/2023
2
Carr, Riggs & Ingram
6,084 SF 6/2023
Blue Cross Blue Shield
11,911 SF 5/2023
Keyence Corporation of America
6,000 SF 10/2023
1
RxBenefits
13,441 SF 10/2028
Vacant
5,323 SF

3800 COLONNADE PARKWAY

6
Abbot, Livings P.C.
6,392 SF 12/2026
Cahaba Wealth Management
2,984 SF 5/2024
Illumicare
14,069 SF 1/2025
5
Horton Lee & Burnett
5,944 SF 7/2027
Professional Speech Services
1,288 SF 1/2025
Vacant
3,896 SF
Horton Lee & Burnett
2,322 SF 3/2022
Nike USA
10,351 SF 5/2023
4
AECOM
4,897 SF 5/2024
Timberline Management Company
4,206 SF 12/2024
The Goodrich Foundation
3,010 SF 12/2024
Magnolia
1,486 SF 10/2024
CBRE
2,625 SF 6/2023
Hartford Insurance Company
2,429 SF 10/2021
Amerilife of Alabama
2,787 SF 11/2024
3
The Onin Group
24,021 SF 8/2031
2
Southern Blood Services
2,612 SF 9/2021
Vacant
3,970 SF
Vacant
1,876 SF
Able Benefit Solutions
2,138 SF 9/2022
Jemison Dempsey, LLC
10,709 SF 4/2023
1
United Community Bank
2,841 SF 1/2024
Covington Healthcare Associates
838 SF 5/2022
Vacant
1,436 SF
Healthclub
1,130 SF
Arthritis Foundation
1,466 SF 2/2024
Lockton Insurance
5,470 SF 8/2026
Vacant
3,210 SF
Basement
Maintenance Office
149 SF
Vacant Value - storage
72 SF
Vacant
Building
2021 – 2022
2023 – 2024
2025 – 2026
2027+

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: COLONNADE CORPORATE CENTER

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: COLONNADE CORPORATE CENTER

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	JPMCB
Location (City/State)	Birmingham, Alabama	Cut-off Date Balance	$60,000,000
Property Type	Office	Cut-off Date Balance per SF	$197.78
Size (SF)	419,650	Percentage of Initial Pool Balance	5.5%
Total Occupancy as of 4/30/2021	91.9%	Number of Related Mortgage Loans	None
Owned Occupancy as of 4/30/2021	91.9%	Type of Security	Fee Simple
Year Built / Latest Renovation	1989 / NAP	Mortgage Rate	4.55000%
Appraised Value(1)	$114,500,000	Original Term to Maturity (Months)(2)	121
Appraisal Date	4/12/2021	Original Amortization Term (Months)	360
Borrower Sponsor	Joseph Friedland	Original Interest Only Period (Months)(2)	25
Property Management	CBRE, Inc.	First Payment Date(2)	7/5/2021
Maturity Date	7/5/2031

Underwritten Revenues	$10,011,760
Underwritten Expenses	$3,190,484	Escrows(3)
Underwritten Net Operating Income (NOI)	$6,821,276	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,497,890	Taxes	$200,000	$137,411
Cut-off Date LTV Ratio	72.5%	Insurance	$15,504	$7,752
Maturity Date LTV Ratio	62.0%	Replacement Reserve	$6,994	$6,994
DSCR Based on Underwritten NOI / NCF	1.34x / 1.28x	TI/LC	$2,000,000	Springing
Debt Yield Based on Underwritten NOI / NCF	8.2% / 7.8%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$83,000,000	100.0%	Loan Payoff	$77,273,539	93.1%
Return of Equity	2,267,814	2.7
Upfront Reserves	2,222,499	2.7
Closing Costs	1,236,148	1.5
Total Sources	$83,000,000	100.0%	Total Uses	$83,000,000	100.0%

(1)	The Appraised Value represents the “as-is” appraised value, as of April 12, 2021.
(2)	Under the terms of the related underlying mortgage loan documents, the First Payment Date is in August 2021; however, JPMCB will contribute an Initial Interest Deposit Amount to the Issuing Entity on the Closing Date in connection with payment of one-month’s interest that would have accrued on the Colonnade Corporate Center Loan at the related Net Mortgage Rate with respect to the July 2021 payment date. As such, the Original Term to Maturity (Months), Original Interest Only Period (Months) and First Payment Date have been adjusted to account for a First Payment Date in July 2021 as is reflected in Annex A-1 to the Preliminary Prospectus.
(3)	See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Colonnade Corporate Center Loan”) is part of a loan combination (the “Colonnade Corporate Center Loan Combination”) consisting of two pari passu notes with an outstanding aggregate principal balance of $83,000,000 and is secured by borrowers’ fee simple interest in a Class A office park located in Birmingham, Alabama (the “Colonnade Corporate Center Property”). The Colonnade Corporate Center Loan, evidenced by the controlling Note A-1, has an outstanding principal balance as of the Cut-off Date of $60,000,000 and represents approximately 5.5% of the Initial Pool Balance. The Colonnade Corporate Center Loan Combination has an interest rate of 4.55000% per annum. The borrowers utilized proceeds for the Colonnade Corporate Center Loan to retire existing debt, fund upfront reserves, pay closing costs and return equity to the borrowers.

The Colonnade Corporate Center Loan Combination has an initial term of 120 months and a remaining term of 120 months as of the Cut-off Date. The Colonnade Corporate Center Loan Combination has a 24-month interest-only period and will amortize on a 30-year schedule. Under the terms of the Colonnade Corporate Center Loan Combination documents, the first payment date is in August 2021. JPMCB will contribute an initial interest deposit amount to the issuing entity on the Closing Date in connection with payment of one-month’s interest that would have accrued on the Colonnade Corporate Center Loan at the related Net Mortgage Rate with respect to the July 2021 payment date. The Colonnade Corporate Center Loan Combination is prohibited from voluntary prepayment until after the due date in August 2023. Provided no event of default has occurred and is continuing, after the initial lockout period, the Colonnade Corporate Center Loan Combination may be voluntarily prepaid in whole (but not in part) with the payment of a yield maintenance premium. Voluntary prepayment of the Colonnade Corporate Center Loan Combination without payment of a yield maintenance premium is permitted on or after the due date in May 2031.

The table below summarizes the promissory notes that comprise the Colonnade Corporate Center Loan Combination. The relationship between the holders of the Colonnade Corporate Center Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Loan Combinations—The Serviced Pari Passu Loan Combinations” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: COLONNADE CORPORATE CENTER

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$60,000,000	$60,000,000	Benchmark 2021-B27	Yes
A-2	23,000,000	23,000,000	JPMCB(1)	No
Total	$83,000,000	$83,000,000

(1)	Expected to be contributed to one or more future securitizations.

■	The Mortgaged Property. The Colonnade Corporate Center Property is a 419,650 SF office property consisting of three, six-story Class A mid-rise office buildings situated on approximately 28.8 acres in the southeastern area of the greater Birmingham MSA office market. Buildings 3700 (36.4% of NRA) and 3800 (31.7% of NRA) were built in 1989, and building 3500 (31.9% of NRA) was built in 1999. Property amenities include a card access security system, on-site maintenance, on-site deli, fitness center and free surface parking. Since the time of acquisition in 2018, the sponsor has invested approximately $6.9 million into property for tenant and building improvements including elevator modernization and security systems.

The largest tenant by underwritten base rent, RxBenefits (95,866 SF; 22.8% of NRA; 24.6% of UW Base Rent), was founded in 1995 and is a full-service pharmacy benefits advisory firm. The Colonnade Corporate Center Property serves as RxBenefits’ corporate headquarters. Through its 460 employees across 30 states, RxBenefits manages billions of dollars in annual pharmacy spend, giving it the same aggregate negotiating purchasing power as Amazon and Home Depot combined. RxBenefits has expanded its space in the property twice from 54,950 SF in March 2018 to 95,866 SF currently. Additionally, as part of the company’s most recent expansion in July 2019, the tenant removed a pre-existing termination option in 2025, which made the lease firm through October 2028.

The second largest tenant by underwritten base rent, Cadence Bank (59,564 SF; 14.2% of NRA; 14.8% of UW Base Rent), provides banking services, including savings accounts, wealth management, credit cards, online banking, current accounts, insurance, investments, mortgage, and loan facilities. Cadence Bank operates 98 locations in Alabama, Florida, Georgia, Mississippi, Tennessee, and Texas. Cadence Bank is an investment grade tenant with a rating of BBB- by S&P. Cadence Bank’s lease is set to expire in March 2024. The tenant has two remaining five-year renewal options and no remaining termination options.

The third largest tenant by underwritten base rent, Morgan Stanley (33,441 SF; 8.0% of NRA; 10.0% of UW Base Rent), provides investment banking, investment management services, securities and wealth management services to individuals, corporations, financial institutions, and governments. Founded in 1935, and headquartered in midtown Manhattan, New York City, Morgan Stanley operates in 42 countries globally and employs more than 55,000 staff. Morgan Stanley is an investment grade tenant, with ratings of A/A1/BBB+ by Fitch/Moody’s/S&P. The tenant’s lease is set to expire in March 2025. Morgan Stanley has one remaining five year extension options and no remaining termination options.

■	COVID-19 Update. As of June 6, 2021, the Colonnade Corporate Center Property is open and operational and the building’s tenants are working in-person. As of April 30, 2021, the Colonnade Corporate Center Property was 91.9% leased. Throughout 2020, the tenants at the Colonnade Corporate Center Property paid 100% of contractual rent.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: COLONNADE CORPORATE CENTER

The following table presents certain information relating to the tenants at the Colonnade Corporate Center Property:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
RxBenefits	NR/NR/NR	95,866	22.8%	$2,412,948	24.6%	$25.17	10/31/2028	1, 5-year option
Cadence Bank	NR/NR/BBB-	59,564	14.2%	1,455,148	14.8%	24.43	3/31/2024	2, 5-year options
Morgan Stanley	A/A1/BBB+	33,441	8.0%	978,149	10.0%	29.25	3/31/2025	1, 5-year option
Carr, Riggs & Ingram	NR/NR/NR	33,646	8.0%	889,937	9.1%	26.45	6/30/2023	2, 5-year options
The Onin Group	NR/NR/NR	24,021	5.7%	575,783	5.9%	23.97	8/31/2031	2, 5-year options
Illumicare	NR/NR/NR	14,069	3.4%	350,740	3.6%	24.93	1/10/2025	1, 5-year option
Automation Personnel Services	NR/NR/NR	11,972	2.9%	316,659	3.2%	26.45	10/31/2022	None
Blue Cross Blue Shield	NR/NR/NR	11,911	2.8%	308,971	3.2%	25.94	5/31/2023	1, 5-year option
Smith Spires	NR/NR/NR	12,343	2.9%	290,307	3.0%	23.52	10/31/2027	2, 5-year options
Jemison Dempsey, LLC	NR/NR/NR	10,709	2.6%	283,253	2.9%	26.45	4/30/2023	None
Ten Largest Tenants		307,542	73.3%	$7,861,897	80.2%	$25.56
Remaining Occupied Tenants		78,045	18.6%	1,944,860	19.8%	24.92
Total Occupied		385,587	91.9%	$9,806,756	100.0%	$25.43
Vacant		34,063	8.1%	0
Total / Wtd. Avg.		419,650	100.0%	$9,806,756

(1)	Based on the rent roll dated April 30, 2021.
(2)	In some instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Colonnade Corporate Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	0	0
2021	8,695	2.1%	2.1%	221,867	2.3%	$25.52	3
2022	17,270	4.1%	6.2%	447,958	4.6%	$25.94	4
2023	75,242	17.9%	24.1%	1,971,129	20.1%	$26.20	6
2024	84,969	20.2%	44.4%	2,089,442	21.3%	$24.59	10
2025	52,971	12.6%	57.0%	1,465,074	14.9%	$27.66	4
2026	6,987	1.7%	58.7%	179,077	1.8%	$25.63	1
2027	18,287	4.4%	63.0%	441,107	4.5%	$24.12	2
2028	95,866	22.8%	85.9%	2,412,948	24.6%	$25.17	3
2029	0	0.0%	85.9%	0	0.0%	$0.00	0
2030	0	0.0%	85.9%	0	0.0%	$0.00	0
2031	24,021	5.7%	91.6%	575,783	5.9%	$23.97	1
2032 & Thereafter	1,279	0.3%	91.9%	2,371	0.0%	$1.85	2
Vacant	34,063	8.1%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	419,650	100.0%		$9,806,756	100.0%	$25.43	36

(1)     Based on the underwritten rent roll dated April 30, 2021.

The following table presents certain information relating to historical leasing at the Colonnade Corporate Center Property:

Historical Leased %(1)

2018	2019	2020	As of 4/30/2021(2)
81.1%	89.5%	92.4%	91.9%

(1)	As provided by the borrowers and reflects year-end occupancy for the indicated year ended December 31 unless specified otherwise.
(2)	Based on the underwritten rent roll dated April 30, 2021.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: COLONNADE CORPORATE CENTER

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Colonnade Corporate Center Property:

Cash Flow Analysis(1)

	2018	2019	2020	Underwritten(2)	Underwritten $ per SF
Base Rent(3)	$9,437,496	$8,405,347	$8,771,714	$9,806,756	23.37
Vacant Income	0	0	0	875,099	2.09
Reimbursements	178,620	351,204	336,529	133,759	0.32
Vacancy & Credit Loss(4)	(1,229,054)	0	0	(886,057)	(2.11)
Concessions	(1,120,578)	(287,207)	(599,278)	0	0.00
Other Income	291,992	28,333	47,121	82,203	0.20
Effective Gross Income	$7,558,476	$8,497,676	$8,556,086	$10,011,760	$23.86

Real Estate Taxes	$810,621	$897,000	$897,000	$887,056	2.11
Insurance	43,913	85,075	89,025	87,996	0.21
Management	141,455	216,032	221,393	252,341	0.60
Other Operating Expenses	2,082,503	2,118,444	1,833,754	1,963,091	4.68
Total Operating Expenses	$3,078,492	$3,316,551	$3,041,172	$3,190,484	$7.60

Net Operating Income	$4,479,984	$5,181,125	$5,514,914	$6,821,276	$16.25
Upfront Reserve(5)	0	0	0	(200,000)	(0.48)
TI/LC	0	0	0	439,456	1.05
Replacement Reserves	0	0	0	83,930	0.20
Net Cash Flow	$4,479,984	$5,181,125	$5,514,914	$6,497,890	$15.48

Occupancy	81.1%	89.5%	92.4%	91.9%
NOI Debt Yield	5.4%	6.2%	6.6%	8.2%
NCF DSCR	0.88x	1.02x	1.09x	1.28x

(1)	Certain items such as interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Based on in-place rent roll dated April 30, 2021.
(3)	The increase in Underwritten Base Rent from 2020 Base Rent is primarily attributable to (i) approximately $253,616 in contractual rent steps, (ii) 79,940 square feet in new leasing since April 2020 and (iii) the projected burn-off in free rent associated with new leasing.
(4)	Represents an underwritten economic vacancy of 8.2%.
(5)	Underwritten Upfront Reserve represents an upfront rollover reserve in the amount of $2.0 million intended to offset future leasing costs during the term of the Colonnade Corporate Center Loan.

■	Appraisal. According to the appraisal, the Colonnade Corporate Center Property has an “as is” appraised value of $114,500,000 as of April 12, 2021.

Appraisal Approach	“As-Is” Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$115,100,000	N/A	6.00%
Discounted Cash Flow Approach	$113,700,000	7.00%	6.50%(1)

(1)	Represents the terminal capitalization rate.

■	Environmental Matters. The Phase I environmental report dated April 26, 2021 did not identify any recognized environmental conditions at the Colonnade Corporate Center Property. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus for more information.

■	Market Overview and Competition. The Colonnade Corporate Center Property is located in the Hwy 280/Jefferson County office submarket in the southeastern area of the greater Birmingham MSA office market. The Colonnade Corporate Center Property’s surrounding area is suburban with a diverse mix of office, retail, hospitality, and multifamily developments near the Interstate 459/US-280 interchange. The surrounding area is considered to be stable with an upper-income demographic. The property is located at the junction of Highway 280 and Interstate 459, the epicenter of Birmingham’s Highway 280 submarket. Additionally, directly adjacent to the property are the Shops at Colonnade, which offers approximately 127,000 square feet of amenities including a variety of restaurants, cafes, bars as well as beauty salons, banks, a gym and various health/medical services.

The Hwy 280/Jefferson County office submarket contains approximately 5.5 million SF of office space. The Hwy 280/Jefferson County office submarket’s vacancy as of the first quarter of 2021 was 6.4%, approximately 32.6% below the Birmingham MSA office market vacancy. Additionally, the Hwy 280/Jefferson County office submarket’s average asking rent was $22.91 PSF in the first quarter of 2021, approximately 14.2% higher than the Birmingham MSA average of $20.07 PSF. According to the appraisal, the Hwy 280/Jefferson County office submarket is considered an upper tier submarket due to its strong occupancy rate and high asking rental rate. The property is situated between Mountain

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: COLONNADE CORPORATE CENTER

Brook, Vestavia Hills and Hoover, three of the most affluent residential areas in the city which provide access to some of the best school districts in the MSA. According to the appraisal, the estimated average household income in 2020 within a one-, three-, and five-mile radius of the Colonnade Corporate Center Property was $94,364, $125,626, and $132,787, respectively. The appraisal also identified six office lease comparables for the Colonnade Corporate Center Property. Base rents for the six office lease comparables ranged from $23.50 to $27.00 per SF with an average of $25.17 per SF. The appraisal’s concluded market rent was $26.00 per SF, slightly above the Colonnade Corporate Center Property’s weighted average in-place office rent of approximately $24.78 per SF.

Summary of Appraisal’s Concluded Office Market Rent(1)

Floor(s)	Appraisal’s Concluded Office Market Rent PSF
Office Space	$26.00
Large Office Space	$26.00

(1)	Source: Appraisal.

The following table presents certain information relating to the primary office competition for the Colonnade Corporate Center Property:

Competitive Set - Comparable Office Leases(1)

Property Name	Tenant Name(2)	Tenant Leased Space (SF)	Lease Sign Date	Base Rent Per SF
Colonnade Corporate Center Property	Various	419,650	Various	$24.78
Lakeshore Park Plaza	Asking	3,006	Apr-21	$25.50
Shipt Tower	Shipt	16,550	Mar-20	$24.50
Grandview II	Asking	5,074	Apr-21	$24.50
Urban Center Building 1400	Asking	7,906	Apr-21	$26.00
1800 International Park Drive	Asking	4,364	Apr-21	$23.50
600 University Park Place	Asking	3,185	Apr-21	$27.00

(1)	Source: Appraisal.
(2)	Asking tenant names indicate the space is on the market.

■	The Borrowers. The borrowers are 550 Colonnade, LLC, Colonnade Parkway LLC and Robert Garland Word Realty, LLC, single purpose Delaware limited liability companies that own the Colonnade Corporate Center Property as tenants-in-common and structured to be bankruptcy remote with two independent directors in the organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Colonnade Corporate Center Loan Combination.

The non-recourse carveout guarantor is Joseph Friedland, who serves as CEO of JFR Global Investments. Mr. Friedland began his business career in 1978 when he formed 43rd Street Management, a company engaged in real estate management of residential and commercial properties. In 1983, he expanded his organization into real estate acquisitions in the New York City area. These New York City properties were guided by his management company to form JFR Global Investments, with Mr. Friedland as CEO. In addition to New York City acquisitions, JFR started focusing on commercial opportunities across the United States. During the last ten years, Mr. Friedland has made acquisitions of over $6.1 billion and totaling over 51.0 million square feet. He currently owns 22 office buildings comprising approximately 3.2 million square feet and 1,900 residential apartment units throughout the United States.

■	Escrows. At origination of the Colonnade Corporate Center Loan Combination, the borrowers deposited (i) $2,000,000 for an upfront TI/LC reserve, (ii) $200,000 for an upfront tax reserve, (iii) approximately $15,504 for an upfront insurance reserve and (iv) approximately $6,994 for an upfront replacement reserve.

Tax Reserve – On each due date, the borrowers are required to deposit into the tax and insurance escrow fund 1/12 of the taxes that will be payable during the ensuing twelve months.

Insurance Reserve – On each due date, if the liability or casualty policy maintained by the borrowers covering the Colonnade Corporate Center Property does not constitute an approved blanket or umbrella policy, the borrowers are required to deposit into the tax and insurance escrow fund 1/12 of the estimated insurance premiums estimated to be payable for the renewal of coverage.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: COLONNADE CORPORATE CENTER

Replacement Reserve – On each due date, the borrowers are required to deposit $6,994 into the replacement reserve fund for replacements and repairs required to be made to the Colonnade Corporate Center Property during the calendar year.

TI/LC Reserve – On each due date at any time the balance then on deposit is less than $500,000 and continuing until such time as the balance on deposit is equal to $2,000,000 (the “Rollover Reserve Cap”), the borrowers are required to deposit $34,971 into the rollover reserve account for tenant improvement and leasing commission obligations incurred following the loan origination date.

■	Lockbox and Cash Management. The Colonnade Corporate Center Loan Combination requires a hard lockbox and springing cash management, and the borrowers are required to cause all rents to be deposited directly into the lockbox account. The Colonnade Corporate Center Loan Combination documents also require that all rents received by the borrowers or property manager be deposited into the lockbox account within two business days of receipt. Prior to a Cash Sweep Period (as defined below), all funds will be transferred to the borrowers. During a Cash Sweep Period, all funds in the lockbox account and excess cash flow remaining after satisfaction of the waterfall items outlined in the Colonnade Corporate Center Loan Combination documents, are required to be swept to an excess cash flow subaccount to be held as additional collateral for the Colonnade Corporate Center Loan Combination. The lender has been granted a first priority security interest in the cash management account.

A “Cash Sweep Period” means each period commencing on the occurrence of a Cash Sweep Event and continuing until the earlier of (a) the occurrence of a Cash Sweep Event Cure (as defined below) with respect to the applicable Cash Sweep Event, or (b) the payment in full of all principal and interest on the Colonnade Corporate Center Loan Combination and all other amounts payable under the Colonnade Corporate Center Loan Combination documents.

A “Cash Sweep Event” means the occurrence of (a) an event of default, (b) any bankruptcy action of the borrowers or the property manager, (c) a DSCR Trigger Period (as defined below), or (d) a Specified Tenant Trigger Event (as defined below).

A “Cash Sweep Event Cure” means (i) with respect to clause (a) above, the acceptance by the lender of a cure of such event of default; (ii) with respect to clause (b) above solely with respect to the property manager, if the borrowers replace the property manager in accordance with the Colonnade Corporate Center Loan Combination documents within 60 days; (iii) with respect to clause (c) above, the debt service coverage ratio based on the trailing three-month period immediately preceding the Cash Sweep Event for two consecutive quarters is not less than 1.15x (a “DSCR Cure Event”); or (iv) with respect to clause (d) above, the achievement of a Specified Tenant Cure (as defined below); provided, however, that, such Cash Sweep Event Cure will be subject to the following conditions, (A) no event of default has occurred and be continuing, (B) a Cash Sweep Event Cure may occur no more than a total of two times in the aggregate during the term of the Colonnade Corporate Center Loan Combination (except for a DSCR Cure Event and a Specified Tenant Cure, which may occur an unlimited number of times during the term of the Colonnade Corporate Center Loan Combination), and (C) the borrowers have paid all of the lender’s reasonable out-of-pocket expenses incurred in connection with such Cash Sweep Event Cure including reasonable attorney’s fees and expenses. The borrowers have no right to cure a Cash Sweep Event caused by a bankruptcy action of the borrowers.

A “Specified Tenant Cure” means the replacement of the applicable Specified Tenant (as defined below) with one or more acceptable replacement tenant(s) (which may include Specified Tenant if it renews all or at least 80% of its space (for no less than 80% of the rent due and payable under the RxBenefits lease as of loan origination) under the Specified Tenant Lease (as defined below)) pursuant to a lease(s) entered into in accordance with the Colonnade Corporate Center Loan Combination documents , (y) such tenant(s) is/are in occupancy and paying full contractual rent without right of offset or free rent credit, and (z) the delivery to the lender of a tenant estoppel(s) reasonably acceptable to the lender from each replacement tenant, or such other evidence reasonably acceptable to the lender that each such replacement tenant is in occupancy and paying full contractual rent without right of offset or free rent credit.

A “Specified Tenant Trigger Event” means: (i) the bankruptcy or insolvency of RxBenefits and any replacement thereof (the “Specified Tenant”); (ii) if Specified Tenant does not renew its lease (a “Specified Tenant Lease”) prior to the date which is 12 months prior to the expiration date of such Specified Tenant Lease; (iii) if Specified Tenant “goes dark”, vacates or abandons its premises; or (iv) if Specified Tenant gives notice or publicly announces its intention not to renew the Specified Tenant Lease or Specified Tenant appears on a published store closure list.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: COLONNADE CORPORATE CENTER

■	Property Management. The Colonnade Corporate Center Property is managed by CBRE, Inc., a Delaware corporation, which is not an affiliate of the borrowers.

■	Current Mezzanine or Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrowers are required to maintain terrorism insurance in an amount equal to the full replacement cost of the Colonnade Corporate Center Property, as well as 24 months of rental loss and/or business interruption coverage, together with a 6-month extended period of indemnity following casualty. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: AMAZON SEATTLE

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: AMAZON SEATTLE

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: AMAZON SEATTLE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GACC
Location (City/State)	Seattle, Washington	Cut-off Date Principal Balance(4)	$51,900,000
Property Type	Office	Cut-off Date Principal Balance per SF(2)	$303.33
Size (SF)	774,412	Percentage of Initial Pool Balance	4.7%
Total Occupancy as of 3/31/2021	92.2%	Number of Related Mortgage Loans	None
Owned Occupancy as of 3/31/2021	92.2%	Type of Security	Fee
Year Built / Latest Renovation	1929 / 2017-2021	Mortgage Rate(4)	3.004833%
Appraised Value(1)	$670,000,000	Original Term to Maturity (Months)(3)	108
Borrower Sponsor	KKR Real Estate Select Trust Inc.	Original Amortization Term (Months)	NAP
Property Management	Urban Renaissance Property Company LLC	Original Interest Only Period (Months)(3)	108
First Payment Date	5/6/2021
Anticipated Repayment Date(3)	4/6/2030
Maturity Date(3)	5/6/2033
Underwritten Revenues	$36,483,599
Underwritten Expenses	$5,700,582	Escrows(5)
Underwritten Net Operating Income (NOI)	$30,783,017	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$30,550,788	Taxes	$0	Springing
Cut-off Date LTV Ratio(1)(2)	35.1%	Insurance	$0	Springing
Maturity Date LTV Ratio(1)(2)(3)	35.1%	Replacement Reserves	$0	Springing
DSCR Based on Underwritten NOI / NCF(2)	4.30x / 4.27x	TI/LC	$16,421,411	Springing
Debt Yield Based on Underwritten NOI / NCF(2)	13.1% / 13.0%	Other(6)	$5,572,775	Springing

Sources and Uses
Sources	$	%	Uses	$	%
Senior Loan Amount	$234,900,000	38.7%	Purchase Price(7)	$579,386,461	95.4%
Subordinate Loan Amount	155,100,000	25.5	Upfront Reserves	21,944,186	3.6
Principal’s New Cash Contribution	152,433,823	25.1	Closing Costs	6,053,175	1.0
Mezzanine Loan Amount	65,000,000	10.7
Total Sources	$607,433,823	100.0%	Total Uses	$607,433,823	100.0%

(1)	Based on the “Hypothetical as is” appraised value of $670.0 million as of March 4, 2021, which assumes the building is stabilized as of the effective date with all remaining lease-up costs for the Amazon expansion space and the retail spaces paid. The appraisal concluded to an “as is” appraised value of $644.0 million as of March 4, 2021. The “as is” appraised value results in a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 60.6% for the Amazon Seattle Loan Combination (as defined below), and a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 70.7% for the Amazon Seattle Total Debt (as defined below). In addition, the appraisal concluded to a $494.0 million go dark value, which results in a Cut-off Date and Maturity Date loan to dark value ratio of 78.9% for the Amazon Seattle Loan Combination, and a Cut-off Date and Maturity Date loan to dark value ratio of 92.1% for the Amazon Seattle Total Debt.
(2)	Calculated based on the aggregate outstanding principal balance of the Amazon Seattle Senior Notes (as defined below) and excludes the Amazon Seattle Subordinate Companion Loan (as defined below) unless otherwise specified. See “—The Mortgage Loan” below.
(3)	The Amazon Seattle Loan Combination is structured with an Anticipated Repayment Date (“ARD”) of April 6, 2030 and a final maturity date of May 6, 2033. After the ARD, the interest rate will increase by 250 basis points over the greater of (x) 3.004833%, and (y) (1) the Nine-Year Swap Rate (as defined below) in effect on the ARD plus (2) 1.357833%. The metrics presented above are calculated based on the ARD.
(4)	The Amazon Seattle Loan (as defined below) is part of the Amazon Seattle Loan Combination evidenced by five senior pari passu notes and one subordinate note, with an aggregate outstanding principal balance as of the Cut-off Date of $390.0 million. The borrower obtained a $65.0 million mezzanine loan from Deutsche Bank AG, New York Branch at loan origination (the “Amazon Seattle Mezzanine Loan,” together with the Amazon Seattle Loan Combination, the “Amazon Seattle Total Debt”), which was subsequently sold to CPPIB Credit Investments III Inc.
(5)	See “—Escrows” below.
(6)	Other upfront reserves represent a Free Rent Reserve of approximately $5,572,775 for bridge rent, gap rent, or free rent periods. Other monthly springing reserves include a condominium reserve for condominium charges set forth in the approved annual budget and a rollover reserve.
(7)	Purchase price excludes seller provided credits of approximately $20.6 million for outstanding tenant improvement, leasing commissions and free rent at the Amazon Seattle Property (as defined below).

■	The Mortgage Loan. The mortgage loan (the “Amazon Seattle Loan”) is part of a Loan Combination (the “Amazon Seattle Loan Combination”) with an aggregate outstanding principal balance as of the Cut-off Date of $390.0 million, which is secured by the borrower’s fee interest in a Class A office building located in Seattle, Washington (the “Amazon Seattle Property”). The Amazon Seattle Loan will be evidenced by the non-controlling Notes A-3 and A-5 with an aggregate original principal balance as of the Cut-off Date of $51.9 million, representing approximately 4.7% of the Initial Pool Balance. The Amazon Seattle Loan Combination is comprised of (i) five senior pari passu notes with an aggregate principal balance as of the Cut-off Date of $234.9 million (the “Amazon Seattle Senior Notes”) and (ii) one controlling subordinate note with an outstanding principal balance as of the Cut-off Date of $155.1 million (the “Amazon Seattle Subordinate Companion Loan”) as detailed in the “Loan Combination Summary” table below. The Amazon Seattle Loan Combination was originated by DBR Investments Co. Limited (“DBRI”) on April 1, 2021. The remaining Amazon Seattle Senior Notes (the “Amazon Seattle Non-Trust Senior Notes”) have an aggregate outstanding principal balance as of the Cut-off Date of $183.0 million. The Amazon Seattle Subordinate Companion Loan was contributed to the Benchmark 2021-B25 mortgage trust. Payments allocated to the Amazon Seattle Subordinate Companion Loan will be paid only to the holders of the Amazon Seattle loan-specific certificates under the Benchmark 2021-B25 securitization transaction. See “Description of the Mortgage Pool—The Loan Combinations—The Amazon Seattle Pari Passu-AB Loan Combination” in the Preliminary Prospectus.

The Amazon Seattle Loan Combination has a nine-year interest-only term through the ARD of April 6, 2030. After the ARD, through and including May 6, 2033 (the “Maturity Date”), the following structure will apply: the interest rate will increase (such new rate, the “Adjusted Interest Rate”) by 250 basis points over the greater of (x) 3.004833%, and

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: AMAZON SEATTLE

(y)(1) the Nine-Year Swap Rate in effect on the ARD plus (2) 1.357833%. For the period from the origination date through the ARD, the Amazon Seattle Loan Combination accrues interest at the rate of 3.004833% per annum. However, interest accruing at the excess of the Adjusted Interest Rate over the Initial Interest Rate will be deferred and will not be payable until the principal of the Amazon Seattle Loan Combination is paid in full. The Amazon Seattle Total Debt proceeds along with approximately $152.4 million of borrower sponsor equity were used to purchase the Amazon Seattle Property for approximately $579.4 million (which amount excludes approximately $20.6 million in seller credits for remaining required landlord work), fund upfront reserves and pay loan origination costs.

“Nine-Year Swap Rate” means the rate of interest per annum equal to the rate for U.S. dollar swaps with a nine-year maturity, expressed as a percentage, which appears on the Reuters screen ISDAFIX1 page (or the then-available equivalent) as of 11:00 a.m., New York City time, on the day that is two business days preceding the ARD (or, if no such nine-year maturity is so quoted, calculated by the lender by linear interpolation utilizing the closest, but shorter, maturity and the closest, but longer, maturity). If such rate does not appear on the Reuters screen ISDAFIX1 page (or the then-available equivalent), the Nine-Year Swap Rate will be determined by the lender on the basis of the mid-market semi-annual swap rate quotations provided by the principal New York City office of each of five leading swap dealers in the New York City interbank market at approximately 11:00 a.m., New York City time, on the day that is two business days preceding the ARD, and, for this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. dollar interest rate swap transaction with a nine-year maturity and in an amount that is representative for a single transaction in the relevant market at such time with an acknowledged dealer of good credit in the swap market; the rate will be the arithmetic mean of such quotations, eliminating in a case where at least three quotations are provided, the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest). The mortgage lender’s determination of the Nine-Year Swap Rate will be final absent manifest error.

The Amazon Seattle Loan Combination has an initial term to the ARD of 108 months and has a remaining term to the ARD of 106 months as of the Cut-off Date. The Amazon Seattle Loan Combination requires payments of interest only until the ARD in April 2030 or, if not repaid on the ARD, the final maturity date in May 2033. On or after the monthly payment date in May 2023, the Amazon Seattle Loan Combination may be voluntarily prepaid in whole or in part (in connection with a partial release or to cure a Trigger Period (as defined below)) with a prepayment fee equal to the greater of a yield maintenance premium amount or 1.00% of the unpaid principal balance as of the prepayment date. On or after the monthly payment date in October 2029, the Amazon Seattle Loan Combination may be voluntarily prepaid in whole and in part without penalty. Defeasance of the Amazon Seattle Loan Combination with certain direct full faith and credit obligations of the United States of America is permitted under the Amazon Seattle Loan Combination documents at any time after the second anniversary of the closing date of the Benchmark 2021-B27 transaction.

The table below summarizes the promissory notes that comprise the Amazon Seattle Loan Combination. The relationship between the holders of the Amazon Seattle Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Loan Combinations—The Amazon Seattle Pari Passu-AB Loan Combination” in the Preliminary Prospectus.

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece
A-1	$90,000,000	$90,000,000	Benchmark 2021-B25	No(1)
A-2, A-4	$93,000,000	$93,000,000	Benchmark 2021-B26	No(1)
A-3, A-5	$51,900,000	$51,900,000	Benchmark 2021-B27	No(1)
Total Senior Notes	$234,900,000	$234,900,000
B	$155,100,000	$155,100,000	Benchmark 2021-B25 Loan Specific Certificates	Yes(1)
Total	$390,000,000	$390,000,000

__________________________

(1)	The initial controlling note is Note B, so long as no Amazon Seattle control appraisal period has occurred and is continuing. If and for so long as an Amazon Seattle control appraisal period has occurred and is continuing, then the controlling note will be Note A-1. See “Description of the Mortgage Pool—The Loan Combinations—The Amazon Seattle Pari Passu-AB Loan Combination”. The Amazon Seattle Loan Combination will be serviced pursuant to the Benchmark 2021-B25 pooling and servicing agreement. For so long as no Amazon Seattle control appraisal period has occurred and is continuing, the control rights of the Amazon Seattle Subordinate Companion Loan will be exercisable by the Amazon Seattle controlling class representative under the Benchmark 2021-B25 pooling and servicing agreement. For so long as an Amazon Seattle control appraisal period has occurred and is continuing, the control rights of the Amazon Seattle Loan will be exercisable by the controlling class representative under the Benchmark 2021-B25 pooling and servicing agreement.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: AMAZON SEATTLE

The capital structure for the Amazon Seattle Total Debt is shown below:

Amazon Seattle Total Debt Capital Structure

(1)	Based on the net rentable area of 774,412 SF.
(2)	Based on the “Hypothetical as is” appraised value of $670.0 million as of March 4, 2021, which assumes the building is stabilized as of the effective date with all remaining lease-up costs for the Amazon expansion space and the retail spaces paid. The appraisal concluded to an “as is” appraised value of $644.0 million as of March 4, 2021. The “as is” appraised value results in a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 60.6% for the Amazon Seattle Loan Combination, and a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 70.7% for the Amazon Seattle Total Debt. In addition, the appraisal concluded to a $494.0 million go dark value, which results in a Cut-off Date and Maturity Date loan to dark value ratio of 78.9% for the Amazon Seattle Loan Combination, and a Cut-off Date and Maturity Date loan to dark value ratio of 92.1% for the Amazon Seattle Total Debt.
(3)	Cumulative UW NOI/NCF Debt Yield and Cumulative UW NOI/NCF DSCR are calculated based on an UW NOI and UW NCF of $30,783,017 and $30,550,788, respectively. See “—Underwritten Net Cash Flow” below.
(4)	Based on the “Hypothetical as is” appraised value of $670.0 million, the Implied Borrower Sponsor Equity is $215.0 million.

■	The Mortgaged Property. The Amazon Seattle Property is a redeveloped, 774,412 square foot, Class A office building located in the Seattle central business district, and is comprised of approximately 680,215 square feet of office space and 94,197 square feet of retail space. The Amazon Seattle Property previously served as the flagship location of the Seattle-based department store, The Bon Marché, and has been granted landmark status by the City of Seattle. The building continued to function in the same capacity as the Macy’s Building until the previous owner of the Amazon Seattle Property (the “Previous Owner”) performed a three phased, comprehensive transformation to convert it into office space for Amazon.com Services LLC (“Amazon”). Amazon uses the space at the Amazon Seattle Property for various operations.

In connection with the redevelopment, $160 million was invested into the Amazon Seattle Property as part of Phase I and II (discussed further below) to complete (i) a rebranding of the project from a Macy’s Department Store, (ii) an enhanced, integrated lobby with collaborative meeting and work spaces, (iii) a full seismic retrofit, (iv) first generation, creative build-outs, (v) new elevator cabs, (vi) new building infrastructure including HVAC and electrical, (vii) new skylights creating more natural light, (viii) conference center, (ix) secured bicycle storage, (x) new men’s and women’s locker rooms with showers, (xi) new restrooms throughout the entire project, and (xii) a rooftop deck with views of Elliott Bay and the Cascade Mountains. Following the completion of Phase III, the renovation project is expected to have received in excess of $225.0 million in investment by the Previous Owner, with Amazon contributing an additional approximately $250 per SF on its overall space, according to the Previous Owner. We cannot assure you that Phase III will be completed as expected or at all.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: AMAZON SEATTLE

The Previous Owner acquired the Amazon Seattle Property in multiple phases:

Phase I was acquired from Macy’s in October 2015 and comprises floors five through eight and parts of the mezzanine / sub-basement space totaling approximately 310,273 square feet. The Previous Owner’s business plan for the Phase I acquisition included the repurposing of the space as creative office and the addition of a new office lobby, elevators and rooftop deck, as well as performing a seismic upgrade of the building. All of this work has been Delivered and Completed (as such terms are defined below).

Phase II was acquired from Macy’s in September 2017 and comprises floors three and four, totaling approximately 174,520 square feet. The original Amazon lease (lease expiration date in 2033) covering Phases I & II was signed shortly after the acquisition of Phase II. All of Phase II has been Delivered and Completed.

Phase III was acquired in January 2020, in conjunction with the execution of an expansion lease for Amazon. The expansion space is expected to be Delivered to Amazon in stages, with the final Delivery date expected in June 2021. Lease and rent commencement will begin no later than 240 days following the Delivery date. Amazon has free or gap rent for various portions of its leased space through dates ranging from August 6, 2021 to February 6, 2022, which has been reserved for under the loan documents. Following the Delivery of all Phase III space, Amazon will have expanded into approximately 198,056 square feet of additional office space from its original lease, with all spaces having a lease expiration in May 2033. We cannot assure you that the remaining Phase III space will be delivered as expected or at all, or that Amazon will take occupancy and/or pay rent on the applicable space as expected or at all.

Construction on Phases I and II was delivered ahead of schedule and Amazon’s lease for the respective spaces commenced earlier than expected. Post-acquisition, the Previous Owner of the Amazon Seattle Property will be responsible for completing Phase III construction, and is using the same project team as it used for the previous phases. The Phase III renovation also includes a repositioning of approximately 94,179 square feet of non-Amazon space of retail, entertainment, and food options that will enhance amenity offerings to Amazon. Approximately 31,209 square feet of this space was leased to Knot Springs in March 2021, with another approximately 15,457 square feet committed through a letter of intent (“LOI”).

Due to its designation as a historic landmark, the Amazon Seattle Property is also eligible to receive real estate tax credits for capital projects with qualified rehabilitation costs exceeding 25% of the current assessed value for a period of 10 years. See “Cash Flow Analysis” below and “Description of the Mortgage Pool—Real Estate and Other Tax Considerations” in the Preliminary Prospectus for details on the tax credits.

The Amazon Seattle Property is subject to a condominium structure, pursuant to which is it divided into three condominium units; Unit 1, which is currently comprised primarily of space on the sub-basement level, first floor, and mezzanine level, Unit 2 which is currently comprised primarily of certain space on the sub-basement level, and floors three through eight and Unit 3, which is currently comprised primarily of space on the second floor. The Amazon lease provides for the condominium units to undergo a boundary revision (the “Condominium Revision”) in which Unit 2 (the “Office Unit”) will be revised such that the boundaries of Unit 2 encompass substantially all the premises leased to Amazon and Units 1 and 3 (the “Retail Unit”) will encompass the remaining, primarily retail space. The Amazon lease requires the Condominium Revision to occur prior to the date rent commences on any portion of Amazon’s Phase III space. The borrower currently owns all units; however, the Retail Unit may be released following the consummation of the Condominium Revision as described below under “Release of Collateral.” The owners of the units comprise a condominium association, which is governed by a board of five directors, of which Unit 1 and Unit 3 each has the right to appoint one director, and Unit 2 has the right to appoint the remaining three directors. Actions of the board require approval of the majority of directors, with certain major decisions also requiring approval of the owner of Unit 1.

Certain parking spaces available to the Amazon Seattle Property are leased under a parking lease, which provides 350 parking spaces in an adjacent parking garage (the “Parking Lease”). The borrower is entitled to a minimum of 350 (the “Minimum Number”) non-exclusive parking spaces. Pursuant to Amazon’s lease, Amazon has the right to use all 350 of such spaces, is required to pay the parking rent for such spaces, and has the right to become the tenant under the parking lease. The parking landlord itself has a ground leasehold interest in the parking garage. The Parking Lease expires on October 7, 2026. The borrower has six consecutive 5-year extension options, each at a rate to be determined between the landlord and lessee, with submission to an appraisal process if necessary. The monthly minimum rent as of the lease commencement date (October 7, 2016) was the product of $330 per month per stall leased (but not less than the Minimum Number) times 1 + the increase in the CPI-All Urban Consumers, Seattle — Tacoma — Bremerton,

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: AMAZON SEATTLE

Washington index (the “Index”) from August 1, 2015 until the commencement date. Rent increases annually based on the increase in the Index. Effective as of the fifth anniversary of the commencement date, the monthly minimum rent will be adjusted using the same procedure set forth above for the rent during the option periods. The Amazon lease requires the landlord to exercise all renewal rights under the Parking Lease and if the right to obtain 350 parking spaces under the Parking Lease is ever terminated, to use commercially reasonable efforts to obtain alternative comparable parking in downtown Seattle.

■	Major Tenants.

Amazon (680,215 SF; 87.8% of NRA; 95.4% of UW Base Rent). The office space is 100% leased to Amazon.com Services LLC (“Amazon”), an affiliate of the parent company Amazon.com, Inc. (Moody’s: A2 | S&P: AA- | Fitch: A+), through May 2033, with three additional five-year extension options and no termination options once all the Amazon space is delivered and completed. The parent company, Amazon.com, Inc. (NASDAQ: AMZN), is an American multinational technology company based in Seattle that focuses on e-commerce, cloud computing, digital streaming, and artificial intelligence. It is considered one of the Big Four tech companies, along with Google, Apple, and Facebook. As of December 31, 2020, the parent company, Amazon.com, Inc. has reported a market capitalization of approximately $1.67 trillion with share prices trading at approximately $3,313 per share. The company’s products include books, music, videotapes, computers, electronics, home and garden, and numerous other products. Amazon offers personalized shopping services, web-based credit card payment, and direct shipping to customers.

Amazon first took occupancy at the Amazon Seattle Property in June 2018 upon the completion of Phase I (floors five to eight) and Phase II (floors three to four), totaling 482,159 square feet (70.9% of Amazon’s UW NRA and 73.2% of Amazon’s UW Base Rent). Amazon currently occupies and pays full unabated rent on both Phase I and II. As part of Phase III, Amazon is expected to expand into the sky lobby, floors one to two, basement and sub-basement space for an aggregate of 680,215 square feet across all phases. The majority of the Phase III expansion has been Completed, with the exception of the new lobby space and the level one space, which account for an aggregate total of 3.5% of Amazon’s UW NRA and 4.2% of total UW Base Rent. The new lobby space (0.9% of Amazon’s UW NRA and 1.0% of total U/W Base Rent) is expected to be Delivered in June 2021 and Completed in August 2021. The level one space (2.6% of Amazon’s UW NRA and 3.1% of total U/W Base Rent) has been Delivered and is expected to be Completed by June 2021. Once all phases are Completed, Amazon is expected to have an anticipated workforce of 4,000-5,000 employees at the Amazon Seattle Property. We cannot assure you that the remaining Phase III space will be delivered or completed as expected or at all.

The Amazon lease specifies required dates for (i) delivery of each phase of space in accordance with specified requirements, generally with landlord work sufficiently completed to allow for the construction of tenant’s improvements without material interference from landlord or landlord’s contractors (“Delivered”) and (ii) completion of each space in accordance with specified requirements, generally with landlord work completed and with a temporary or permanent certificate of occupancy or legal equivalent (“Completed”). Amazon will be entitled to credits against its rent in the amount of one day of base rent for the applicable space for each day of delay for the first 45 days, and two days of base rent for the applicable space for each day of delay thereafter, (i) if the new lobby is not Delivered to it by November 30, 2021 (and a 90-day delivery notice has been sent to Amazon with anticipated Delivery of the new lobby space by June 2021), and (ii) if the new lobby is not Completed by August 15, 2021 or the level one space is not Completed by July 15, 2021. Amazon has the right to terminate the new lobby space if either it is not Delivered or it is not Completed by February 28, 2022. The level one space is Delivered and no termination option remains for Delivery; however, Amazon has the right to terminate the level one space if not Completed by January 31, 2022. These spaces (including level one) total 23,578 square feet, 3.0% total NRA and 4.2% of total UW Base Rent and are not Completed (and in the case of the new lobby, not Delivered). The remaining phases have been Completed and cannot be terminated. Amazon has free or gap rent for various portions of its leased space through dates ranging from August 6, 2021 to February 6, 2022, which has been reserved for under the loan documents. We cannot assure you that the remaining Phase III space will be Delivered or Completed as expected or at all, or that Amazon will take occupancy and/or pay rent on the applicable space as expected or at all.

The Previous Owner is obligated to complete all remaining expansion space work post-closing and has funded a completion reserve held pursuant to an escrow agreement among the Previous Owner, the borrower, the condominium association and a title company, for the remaining costs estimated for delivery of the new lobby. In addition, the Previous Owner funded a $2,000,000 rent credit reserve held pursuant to escrow instructions among the Previous Owner, the borrower and a title company that can be utilized by the borrower in the event that delayed delivery results in accrued

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: AMAZON SEATTLE

rent credits for Amazon. The lender has been granted a collateral assignment of the escrow agreements between the Previous Owner and the borrower. We cannot assure you that the Previous Owner will complete all remaining expansion space work as expected or at all.

Amazon has an overall average in-place base rent of $35.81 per SF with $1.00 per SF annual rent escalations. Amazon’s average in-place NNN rent of $35.81 per SF is 15.4% below market according to the appraisal. Amazon has three five-year renewal options remaining at fair market value with 15-18 months’ notice for all or a portion of its leased premises, provided that if the renewal is only on a portion, the space will (i) be contiguous, (ii) consist of not less than three full floors, and (iii) include level seven only if level eight is also included. Further, Amazon is current on all lease obligations. The table below illustrates the key terms of the Amazon lease.

Amazon Lease Summary
Suite	Square Feet	Annual Base Rent (psf)	Annual Escalations(1)	Lease Begin Date(2)	Lease End Date
Floors 3-8	482,159(3)	$37.00	$1.00 per SF	Jun-2018	May-2033
Sky Lobby	1,710	$45.00	$1.00 per SF	Aug-2021	May-2033
Floor 2	46,885	$45.00	$1.00 per SF	Oct-2021	May-2033
Floor 1	17,649	$45.00	$1.00 per SF	Nov-2021	May-2033
New Lobby(4)	5,929	$45.00	$1.00 per SF	Feb-2022	May-2033
Basement	82,760	$26.00	$1.00 per SF	Aug-2021	May-2033
Sub-Basement	43,123	$26.00	$1.00 per SF	Aug-2021	May-2033
Total / WAV	680,215	$35.81	$1.00 per SF	NAP	May-2033

(1)	Escalations occur annually on June 1st for Floors 3-8 beginning in 2021, and October 1st beginning in 2022 for the remaining Amazon spaces.
(2)	The lease for each Amazon suite commences upon the earlier of taking occupancy of the space and 240 days following the Delivery date of the suite (excluding Floors 3-8 since already occupied).
(3)	Excludes the give back space of 2,634 SF.
(4)	New Lobby Lease Begin Date will commence 240 days following the estimated date it is Delivered, currently scheduled for June 2021.

Amazon has a right of first refusal to purchase any condominium unit owned by the landlord, when the landlord has received an offer to sell such unit to certain competitors of Amazon. Pursuant to a subordination, non-disturbance and attornment agreement, Amazon has agreed that, so long as Amazon is not disturbed in its use or possession of its leased premises, such right of first refusal will not be exercisable in connection with any exercise of remedies pursuant to the Mortgage Loan, including a purchase of the Mortgaged Property at a foreclosure sale, a deed-in-lieu of foreclosure or any subsequent sale of the Mortgaged Property by the lender or its designee after such foreclosure or deed in lieu of foreclosure.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: AMAZON SEATTLE

Amazon Limited Guaranty. The Amazon lease is guaranteed by the parent company, Amazon.com, Inc., with an initial cap of approximately $95.5 million for the Phase I and Phase II space, and an initial cap of approximately $25.6 million for the Phase III expansion space. The guaranty cap amount reduces each year until 2033 as illustrated in the table below:

Amazon Limited Guaranty Schedule
Original Premises			Expansion Premises
Start Date	End Date	Guaranty Amount	Start Date(1)	End Date	Guaranty Amount
6/1/2018	5/31/2019	$95,504,221	-	-	-
6/1/2019	5/31/2020	$93,608,284	-	-	-
6/1/2020	5/31/2021	$91,706,711	-	-	-
6/1/2021	5/31/2022	$89,647,308	10/1/2021	9/30/2022	$25,564,248
6/1/2022	5/31/2023	$87,416,976	10/1/2022	9/30/2023	$25,107,884
6/1/2023	5/31/2024	$85,001,528	10/1/2023	9/30/2024	$24,613,642
6/1/2024	5/31/2025	$82,385,599	10/1/2024	9/30/2025	$24,078,378
6/1/2025	5/31/2026	$79,552,548	10/1/2025	9/30/2026	$23,498,687
6/1/2026	5/31/2027	$76,484,356	10/1/2026	9/30/2027	$22,870,883
6/1/2027	5/31/2028	$73,161,506	10/1/2027	9/30/2028	$22,190,971
6/1/2028	5/31/2029	$69,562,860	10/1/2028	9/30/2029	$21,454,626
6/1/2029	5/31/2030	$65,665,529	10/1/2029	9/30/2030	$20,657,165
6/1/2030	5/31/2031	$61,444,721	10/1/2030	9/30/2031	$19,793,516
6/1/2031	5/31/2032	$56,873,589	10/1/2031	9/30/2032	$18,858,184
6/1/2032	5/31/2033	$51,923,054	10/1/2032	5/31/2033	$17,845,220

(1)	Original Premises Start Date based on first day of the month following the weighted average lease commencement date for each of the expansion premises suites (i.e. Sky Lobby, Floors 1-2, Basement, and Sub-Basement).

Knot Springs (31,209 SF; 4.0% of NRA; 4.3% of UW Base Rent) is a high-end health club which offers members and guests yoga, pilates, total body resistance exercise and high intensity interval training classes as well as a pool/sauna area and massage. Knot Springs executed its lease in March 2021. Knot Springs leases 31,209 square feet on level one, the mezzanine level, and level two through April 30, 2037. The lease provides an approximately $343 per SF tenant improvement allowance, six months of free rent, and has two extension options remaining for a period of five years at fixed rates of $50 per SF NNN and $55 per SF NNN for the first and second extension options, respectively. Knot Springs is required to give 12 months’ notice of its intent to exercise an extension option prior to the lease expiration date. The Knot Springs lease provides that if the tenant is prohibited from operating the permitted use as a result of a public health emergency, then, from and after the 30th day of such closure and continuing for so long as the prohibition continues, the tenant will receive an abatement of base rent.

Victrola Coffee (2,418 SF; 0.3% of NRA; 0.3% of UW Base Rent) is a local Seattle coffee shop that has occupied the Amazon Seattle Property since the first phase of the redevelopment was completed in June 2018. Victrola Coffee has an in place base rent of $31.83 per SF with approximately 3.0% annual rent escalations through its lease term, which expires May 27, 2028. Victrola Coffee has two, five-year renewal options remaining at fair market value with 12 months’ notice and no early termination options. Additionally, Victrola Coffee pays percentage rent of 9% over a natural breakpoint. The tenant was granted full rent relief and is in the process of negotiating a payback plan. No percentage rent was accounted for in the underwriting.

COVID-19 Update. As of June 2, 2021, all tenants are open and operating at the Amazon Seattle Property. Approximately 99.6% of the occupied SF and 100.0% of the U/W Base Rent was paid in March and April 2021. One tenant, Victrola Coffee, representing approximately 0.3% of the total NRA, requested and was granted rent relief for the months of April through July 2020; the abated period was extended for a total of 12 months through March 31, 2021, and the tenant has been paying rent since April 2021. The Amazon Seattle Loan Combination is current as to debt service as of June 6, 2021. As of June 6, 2021, the Amazon Seattle Loan Combination is not subject to any modification or forbearance requests related to the COVID-19 pandemic.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: AMAZON SEATTLE

The Amazon Seattle Property is currently 92.2% leased as of March 31, 2021 with a weighted average lease term of approximately 14.1 years and remaining lease term of approximately 12.1 years to a tenant roster headlined by Amazon (87.8% of NRA / 95.4% of UW Base Rent / Lease Expiration Date in 2033). The following table presents certain information relating to the tenants at the Amazon Seattle Property:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Amazon(3)	A+ / A2 / AA-	680,215	87.8%	$24,360,626	95.4%	$35.81	5/31/2033	3, 5-year options
Knot Springs(4)	NR / NR / NR	31,209	4.0%	1,092,315	4.3%	$35.00	4/30/2037	2, 5-year options
Victrola Coffee	NR / NR / NR	2,418	0.3%	76,965	0.3%	$31.83	5/27/2028	2, 5-year options
Total / Wtd. Avg.		713,842	92.2%	$25,529,906	100.0%	$35.76
Vacant		60,570	7.8%	0	0.0	$0.00
Totals / Wtd. Avg. All Owned Tenants		774,412	100.0%	$25,529,906	100.0%	$35.76

(1)	Based on the underwritten rent roll dated as of March 31, 2021.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Amazon currently occupies and pays full unabated rent on Phases I and II, which accounts for 70.9% of Amazon’s leased NRA and 73.2% of Amazon’s UW Base Rent. In January 2020, Amazon executed a lease expansion. The expansion space is being delivered to Amazon in stages, with date by which all phases are Completed expected in August 2021. Amazon has not yet taken occupancy of the expansion space. At loan origination, approximately $3.62 million was deposited into a free rent reserve for bridge rent, gap rent, and free rent periods associated with the Amazon expansion. We cannot assure you that the remaining expansion space will be Delivered or Completed as expected or at all, or that Amazon will take occupancy of or commence paying rent for the expansion space.
(4)	Knot Springs executed its lease in March 2021. At loan origination, approximately $1.95 million was deposited into a free rent reserve associated with the Knot Springs lease.

In addition to the in-place rent roll, there is an apparel company with a retail LOI executed as of November 2020 that is currently negotiating a lease for approximately 15,457 square feet. This retail LOI is not included in occupancy or underwritten rent.

The following table presents certain information relating to the lease rollover schedule at the Amazon Seattle Property based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	0	0.0%	0.0%	$0	0.0%	$0.00	0
2022	0	0.0%	0.0%	$0	0.0%	$0.00	0
2023	0	0.0%	0.0%	$0	0.0%	$0.00	0
2024	0	0.0%	0.0%	$0	0.0%	$0.00	0
2025	0	0.0%	0.0%	$0	0.0%	$0.00	0
2026	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	2,418	0.3%	0.3%	$76,965	0.3%	$31.83	1
2029	0	0.0%	0.3%	$0	0.0%	$0.00	0
2030	0	0.0%	0.3%	$0	0.0%	$0.00	0
2031	0	0.0%	0.3%	$0	0.0%	$0.00	0
2032 & Thereafter	711,424	91.9%	92.2%	$25,452,941	99.7%	$35.78	2
Vacant	60,570	7.8%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	774,412	100.0%		$25,529,906	100.0%	$35.76	3

(1)	Based on the underwritten rent roll dated as of March 31, 2021.
(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Expiration Schedule.

The following table presents certain information relating to historical occupancy at the Amazon Seattle Property:

Historical Leased %(1)

2018	2019	2020	As of 3/31/2021
NAV	NAV	NAV	92.2%

(1)	Historical occupancy is unavailable because the Amazon Seattle Property was under renovation from 2017 to 2021 in connection with the major tenant executing an expansion lease in January 2020.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: AMAZON SEATTLE

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Amazon Seattle Property:

Cash Flow Analysis(1)(2)(3)

	Underwritten	Underwritten per SF
Base Rent	$25,529,906	$32.97
Rent Step(4)	484,456	$0.63
IG Rent Step Credit(5)	3,666,429	$4.73
Value of Vacant Space	2,768,984	$3.58
Gross Potential Revenue	$32,449,775	$41.90
Tenant Recoveries	6,802,808	$8.78
Total Recoveries	$6,802,808	$8.78
Vacancy	(2,768,984)	($3.58)
Abatements	0	$0.00
Effective Gross Income	$36,483,599	$47.11

Management Fee	364,836	$0.47
Management Wages	567,771	$0.73
Janitorial	398,316	$0.51
Utilities	61,493	$0.08
Elevator	190,970	$0.25
HVAC	91,868	$0.12
Repairs & Maintenance	856,037	$1.11
Lot and Landscape	135,268	$0.17
Security	915,432	$1.18
Real Estate Taxes(6)	1,689,072	$2.18
Insurance	429,519	$0.55
Total Expenses	$5,700,582	$7.36

Net Operating Income	$30,783,017	$39.75
Capital Reserve	154,882	$0.20
TI/LC	77,346	$0.10
Net Cash Flow	$30,550,788	$39.45

(1)	Certain items such as interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items are not considered for the underwritten cash flow.
(2)	Historical cash flow information is unavailable because the Amazon Seattle Property has been renovated from 2017 to 2021 in connection with the major tenant executing an expansion lease in January 2020.
(3)	Based on the underwritten rent roll dated March 31, 2021.
(4)	Rent Steps include (i) approximately $482,159 in contractual rent steps for Amazon tenant through June 2021 and (ii) approximately $2,297 in contractual rent steps for Victrola Coffee through June 1, 2021.
(5)	Represents straight line average rent for Amazon through the end of the loan term.
(6)	Real Estate Taxes are based on the borrower’s year 1 budget (ending March 2022), which takes into account the tax credit for such year. Assuming no changes to the unabated taxes, the abated taxes for year 1 exceed the straight line average of abated real estate taxes over the loan term given the increase in tax credits in years 3-8. Below is a schedule of estimated tax credits based on renovation previously completed as well as the ongoing renovations. While the tax credits have been approved by the Landmark Board, the tax credits are subject to change if changes are made to the planned alterations. We cannot assure you that the actual tax credits, if any, will equal the estimated tax credits.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: AMAZON SEATTLE

Estimated Tax Credit Schedule(1)
Year	Year Start	Year End	Remaining Tax Credits
1	4/1/2021	3/31/2022	$ 1,605,470
2	4/1/2022	3/31/2023	$ 1,815,433
3	4/1/2023	3/31/2024	$ 1,996,457
4	4/1/2024	3/31/2025	$ 2,072,932
5	4/1/2025	3/31/2026	$ 2,083,296
6	4/1/2026	3/31/2027	$ 2,093,713
7	4/1/2027	3/31/2028	$ 2,104,181
8	4/1/2028	3/31/2029	$ 2,014,252
9	4/1/2029	3/31/2030	$ 1,614,931
10	4/1/2030	3/31/2031	$ 1,100,854
11	4/1/2031	3/31/2032	$ 459,006
12	4/1/2032	3/31/2033	$ 249,041
13	4/1/2033	3/31/2034	$ 69,545
14	4/1/2034	3/31/2035	-

(1)   Source: Appraisal.

■	Appraisal. According to the appraisal, the Amazon Seattle Property has a “Hypothetical as is” appraised value of $670.0 million as of March 4, 2021, which assumes the building is stabilized as of the effective date with all remaining lease-up costs for the Amazon expansion space and the retail spaces paid. The appraisal concluded to an “as is” appraised value of $644.0 million as of March 4, 2021. The “as is” appraised value results in a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 60.6% for the Amazon Seattle Loan Combination, and a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 70.7% for the Amazon Seattle Total Debt. In addition, the appraisal concluded to a $494.0 million go dark value, which results in a Cut-off Date and Maturity Date loan to dark value ratio of 78.9% for the Amazon Seattle Loan Combination, and a Cut-off Date and Maturity Date loan to dark value ratio of 92.1% for the Amazon Seattle Total Debt.

Appraisal Approach	As is Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	Various(1)	N/A	Various(1)
Discounted Cash Flow Approach	$669,899,731	6.00%	5.00%(2)

(1)	The “as is” value under the Direct Capitalization Approach is $588,567,624 assuming a capitalization rate of 4.25% for the Office Condominium Unit, and $63,168,571 assuming a capitalization rate of 5.25% for the Retail Condominium Unit.
(2)	Represents the terminal capitalization rate.

■	Environmental Matters. According to the Phase I environmental report dated March 11, 2021, there are no recognized environmental conditions or recommendations for further action at the Amazon Seattle Property.

■	Market Overview and Competition. The Amazon Seattle Property is located a few blocks from Amazon’s global headquarters in the Seattle central business district (“Seattle CBD”) office submarket, which is the metro’s largest office submarket in terms of inventory. East of the Amazon Seattle Property is Westlake Center, which is a four-story enclosed shopping center that is anchored by Sak’s Fifth Avenue OFF 5th, Nordstrom Rack and Zara. Adjacent to the building is Seattle Center Monorail which connects the neighborhood to Seattle Center. Pacific Place, a vertical mall that features retailers such as Tiffany & Company and Barnes & Noble, as well as a multiplex Regal Cinema, is located on Pine Street between Sixth Avenue and Seventh Avenue.

The Seattle CBD office market is in central Seattle, along Elliot Bay. The Seattle CBD is comprised of four submarkets: The Financial District, Denny Regrade, Pioneer Square/International District and Lower Queen Anne/Lake Union. The largest office submarket contained in the Seattle CBD is the Financial District, with 22.9 million square feet of inventory. The Seattle CBD holds the largest office inventory in the greater Seattle-Bellevue area and serves as the region’s center of development, with nearly three million square feet of office space under construction in the fourth quarter of 2020. According to the appraisal, the Seattle CBD office submarket contains approximately 51.0 million SF, with an overall average asking rent of $46.95 per SF. As of the end of 2020, the vacancy rate was 11.4%.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: AMAZON SEATTLE

The Amazon Seattle Property is located in the Seattle retail market which contains approximately 27.4 million square feet of inventory. As of year-end 2020, the overall vacancy rate for the region was 6.5%. The Amazon Seattle Property’s Northgate/Central submarket has a vacancy rate of 3.7%. The average asking rental rate for all types of retail space in the region is $26.53 per SF. The Amazon Seattle Property’s Northgate/Central submarket has an average asking rental rate of $27.42 per SF. The Market Rent Synopsis table below shows all of the market rent conclusions for the various tenant types at the Amazon Seattle Property according to a March 2021 third party appraisal report.

Market Rent Synopsis
	Total / WAV(1)	Office Floors 1-8	Office Basement	Retail Suite 110	Retail Suite 120	Retail Suite 130	Retail Suite 140	Retail Suite 150	Retail Suite 210	Retail Coffee Shop
Tenant	Various	Amazon	Amazon	Vacant	Knot Springs	Vacant	Vacant	Vacant	Vacant	Victrola Coffee
Occupied Square Feet	713,842	554,332	125,883	-	31,209	-	-	-	-	2,418
Market Rent per SF(1)	$41.18	$45.00	$26.00	$35.00	$35.00	$50.00	$42.00	$40.00	$35.00	$35.00
In Place U/W Rent per SF(2)	$35.76	$38.04	$26.00	N/A	$35.00	N/A	N/A	N/A	N/A	$31.83
% Above / (Below Market)	-13.1%	-15.5%	-	N/A	-	N/A	N/A	N/A	N/A	-9.1%
Lease Term (Years)	10	10	10	10	10	10	10	10	10	10
Lease Type (Reimbursements)	Net	Net	Net	Net	Net	Net	Net	Net	Net	Net
Annual Increase Projection	3.00%	3.00%	3.00%	3.00%	3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

(1)	Weighted average values are based on occupied space at the Amazon Seattle Property.
(2)	Based on the underwritten rent roll dated March 31, 2021.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: AMAZON SEATTLE

The following charts summarize comparable office leases (according to a third party appraisal report) that range in base rent from $42.00 to $64.00 per SF, and retail leases that range in base rent from $36.60 to $50.00 per SF.

Summary of Comparable Office Leases(1)
Property	Tenant Name	Lease Start Date	Term (yrs.)	Lease Type	Tenant Size (SF)	Base Rent per SF	Free Rent (mos.)	TI per SF
Amazon Seattle	Amazon	Various	Various	Net	680,215	$35.81	0	$80.00(3)
US Bank Centre	Sincro Digital	Sep-20	5.8	Net	22,735	$42.00	3	$40.00
1918 Eighth	Royal Bank of Canada	Jul-20	4.1	Gross	35,424	$42.25	2	$0.00
Rainier Tower	Bank of America	Jan-20	10.0	Net	115,000	$47.00	0	$110.00
Two Union Square	BlackRock	Jan-20	10.0	Modified Gross	53,000	$64.00	0	$50.00
2+U	Dropbox, Inc.	Apr-19	10.3	Net	128,000	$45.00	3	$95.00
Average(2)			8.0		70,832	$48.05	2	$59.00

Summary of Comparable Retail Leases(1)
Property	Tenant Name	Lease Start Date	Term (yrs.)	Lease Type	Tenant Size (SF)	Base Rent per SF	Free Rent (mos.)	TI per SF
Amazon Seattle(4)	Various	Various	Various	Net	33,627	$34.77	Various	N/A
400 Dexter	The Collective	May-18	10	Net	24,175	$38.00	N/A	N/A
Pike Motorworks	Brewlab	Jan-18	10	Net	17,683	$50.00	0	$40
6th & Pike	North Face	4Q-18	10	Net	15,782	$42.01	0	$63
Pacific Place	Confidential	Jun-19	5	Net	32,896	$37.00	0	$0
Confidential	Confidential	Jan-20	14	Net	2,245	$36.60	N/A	N/A
Solis Seattle	Q Café	Mar-20	10	Net	3,525	$42.55	4	$43
Average(2)			10		16,051	$41.03	1	$37

(1)	Source: Appraisal
(2)	Excludes the Amazon Seattle Property.
(3)	$80.00 per SF on floors 1-2 plus $771,500 per floor on floors 3-8.
(4)	Tenant Size (SF) and Base Rent per SF are calculated as a weighted average of the two retail leases.

The following charts summarize office and retail building sales in Seattle directly comparable with the Amazon Seattle Property.

Summary of Comparable Office Sales(1)
Property	City, State	NRA	Year Built	Occupancy	Transaction Date	Sales Price	Sales Price per SF	Cap Rate
Amazon @ Atlas	Seattle, WA	158,433	1981	100%	Dec-20	$120,985,000	$763.64	4.75%
Amazon.com Phase VIII	Seattle, WA	317,804	2015	100%	Dec-19	$270,100,000	$849.89	4.08%
Roosevelt Commons	Seattle, WA	229,299	2002	100%	Dec-19	$157,000,000	$684.70	5.15%
Arbor Blocks East & West	Seattle, WA	388,911	2018	100%	Nov-19	$414,970,000	$1,067.01	4.25%
Maritime Building	Seattle, WA	211,640	1910	89%	Mar-18	$186,000,000	$878.85	4.10%
Average		261,217		98%		$229,811,000	$848.82	4.47%

Summary of Comparable Retail Sales(1)
Property	City, State	NRA	Year Built	Occupancy	Transaction Date	Sales Price	Sales Price per SF	Cap Rate
Bellevue Galleria	Bellevue, WA	213,002	1999	83%	Dec-19	$122,000,000	$572.76	5.00%
2200 Westlake	Seattle, WA	73,800	2006	100%	Feb-16	$65,000,000	$880.76	NAP
Pacific Place	Seattle, WA	334,245	1998	89%	Jul-14	$271,000,000	$810.78	4.48%
Meridian Center	Seattle, WA	156,338	1996	93%	Jan-14	$113,150,000	$723.75	5.82%
Average		194,346		91%		$142,787,500	$747.01	5.10%

(1)	Source: Appraisal.

■	The Borrower. The borrower is KRE 300 Pine Owner LLC, a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Amazon Seattle Loan Combination. KRE 300 Pine Owner, LLC is indirectly majority owned and controlled by KKR Real Estate Select Trust Inc., an affiliate of KKR & Co. Inc. (“KKR”) (NYSE: KKR). Founded in 1976, KKR is a global investment firm with approximately $252 billion in assets under management as of December 31, 2020. KKR manages multiple alternative asset classes, including private equity, energy, infrastructure, real estate and credit, with strategic manager partnerships that manage hedge funds. KKR’s real estate platform has approximately

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: AMAZON SEATTLE

$15.9 billion in assets under management as of December 31, 2020. At loan origination, KKR invested approximately $152.4 million of fresh cash equity into the Amazon Seattle Property.

KKR Real Estate Select Trust Inc., a Maryland corporation, will be the non-recourse carveout guarantor (the “Guarantor”). The borrower will have the right at any time, without the consent of the lender, to replace the Guarantor with (i) KKR and/or (ii) an affiliate of KKR or KKR Real Estate Select Trust Inc. that is 100% owned and controlled by KKR (an entity described in clause (ii), a “Replacement Affiliate Guarantor”); provided that in the case of any Replacement Affiliate Guarantor(s) in clause (ii) of the foregoing, such Replacement Affiliate Guarantor(s), in the aggregate, satisfy the net worth threshold set forth in the Seattle Amazon Loan Combination documents (exclusive of its interest in and any liabilities replacing to the Amazon Seattle Property). The Guarantor’s liability for bankruptcy-related events under the recourse guaranty is limited to 20% of the outstanding principal balance of the Amazon Seattle Loan Combination as of the date of the applicable event, plus reasonable out of pocket costs and expenses actually incurred by the lender in the enforcement of the guaranty and the preservation of the lender’s rights thereunder. In addition, the related environmental indemnity provides that for so long as a PLL Policy (as defined in the loan documents) is in place, the non-recourse carveout guarantor’s obligations and liabilities under the environmental indemnity will be limited to losses that are excluded from coverage under the terms of such PLL Policy. See “Description of the Mortgage Pool—Non-Recourse Carveout Limitations” in the Preliminary Prospectus.

In accordance with the borrower’s notification to the lender on April 8, 2021, a transfer of 49% of the indirect ownership interest in the borrower to GIC (Realty) Private Limited was effectuated on April 28, 2021.

■	Escrows. At loan origination, the borrower deposited approximately (i) $16,421,411 into an existing TI/LC reserve and (ii) $5,572,775 into a free rent reserve for bridge rent, gap rent, or free rent periods.

In addition, the Previous Owner deposited funds in the amount of (i) $2,000,000 into a rent credit escrow, pursuant to an escrow agreement among the Previous Owner, the borrower and a title company, to be utilized by the borrower in the event any delayed Amazon work results in accrued rent credits and (ii) $22,900,151 into a capital project escrow, pursuant to escrow instructions among the Previous Owner, the borrower, the condominium association, and a title company, for the completion and payment of remaining construction work at the Amazon Seattle Property, including work related to the Amazon expansion premises and the Knot Springs premises. Both the rent credit escrow and the capital project escrow are held by the title company and not by the lender. The lender has been granted a collateral assignment of such escrow agreements. However, the lender will have lesser rights under such escrow arrangements than would be the case if such reserves were held by the lender.

Tax Reserve – During a Trigger Period (as defined below), the borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12 of the estimated annual real estate taxes.

Insurance Reserve – During a Trigger Period, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12 of estimated insurance premiums, unless an acceptable blanket policy is in effect. As of the loan origination date, an acceptable blanket policy was in place.

Replacement Reserve – During a Trigger Period, the borrower is required to deposit into a replacement reserve, on a monthly basis, an amount equal to $0.0167 per SF (initially approximately $12,933) for replacement reserves.

Rollover Reserve – During a Trigger Period, the borrower is required to deposit into a rollover reserve, on a monthly basis, an amount equal to $0.125 per SF (initially approximately $96,802) for tenant improvements and leasing commissions (capped at $75.00 per SF, which is currently $58,080,900).

Condominium Reserve – From and after the retail unit release, the borrower is required to deposit into a condominium reserve, on a monthly basis, 1/12 of the condominium charges as set forth in the approved annual budget, in order to accumulate sufficient funds to pay all such condominium charges on their respective due dates.

Lease Sweep Reserve – During the continuance of a Lease Sweep Period (as defined below), all excess cash is required to be swept into a lease sweep reserve account (the “Lease Sweep Reserve”), which will be made available to the borrower to pay for tenant improvements, leasing commissions and other costs with respect to the re-tenanting of the space covered by the applicable Sweep Lease (as defined below).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: AMAZON SEATTLE

A “Trigger Period” will commence upon (i) the ARD, (ii) the occurrence of an event of default under the Amazon Seattle Loan Combination until cured, (iii) the debt yield is less than (a) 5.83% based on the Amazon Seattle Loan Combination and (b) 5.00% based on the Amazon Seattle Total Debt, in each case, for two consecutive quarters (a “Low DY Period”) until (a) the debt yield based on the Amazon Seattle Loan Combination is equal to or greater than 5.83% and (b) the debt yield based on the Amazon Seattle Total Debt is equal to or greater than 5.00%, in each case, for two consecutive calendar quarters (the borrower may deliver a letter of credit, or after the prepayment lockout expiration date, make a prepayment, to avoid a low debt yield period), (iv) the commencement of a Lease Sweep Period (defined herein) until such Lease Sweep Period is cured, and (v) the occurrence of a mezzanine loan default until cured.

A “Lease Sweep Period” will commence on the first monthly payment date following the earliest to occur of any of the following:

(i) the date on which, with respect to the Amazon lease or any replacement lease which covers at least 125,000 of the rentable square feet demised under the Amazon lease (each a “Lease Sweep Lease”), the tenant cancels or terminates its lease with respect to at least 100,000 square feet of space prior to the then current expiration date under such lease, or delivers notice that it is canceling or terminating its lease with respect to at least 100,000 square feet of space and ending on the date on which both (a) one or more replacement tenants acceptable to the lender (in its reasonable discretion) execute and deliver replacement lease(s) covering the lesser of (I) all of the terminated space or (II) 75% of the space demised under the Lease Sweep Lease, provided that such replacement lease(s) satisfies certain conditions to be set forth in the loan documents, and (b) the debt yield is at least equal to 5.83% based on the Amazon Seattle Loan Combination and 5.00% based on the Amazon Seattle Total Debt, provided that, so long as no event of default then exists, the borrower will be permitted to cause prepayments (in compliance with the prepayment provisions in the loan agreement) of amounts sufficient that, if applied to the outstanding principal balance of the loan, would result in the property achieving a debt yield of at least 5.83% based on the Amazon Seattle Loan Combination and 5.00% based on the Amazon Seattle Total Debt;

(ii) the date on which a tenant under a Lease Sweep Lease goes dark at 50% or more of its space on a rentable square foot basis (or, if a Lease Sweep Tenant gives notice that it intends to discontinue operation of its business at a future date but has not yet discontinued, then the earlier of (i) actual discontinuance and (ii) the later of (A) the delivery of such notice and (B) the date that is 12 months prior to the future date of such discontinuance as stated in such notice) (a “Dark Period Event”) and ending on the date on which either (a) one or more replacement tenants acceptable to the lender (in its reasonable discretion) execute and deliver replacement lease(s) covering the lesser of (I) all of the dark space or (II) 75% of the space demised under the Lease Sweep Lease, provided that such replacement tenant(s) and lease(s) satisfies certain conditions to be set forth in the loan documents, or (b) for a Dark Period Event, the entirety of the dark space has been sublet to an entity rated at least “BBB-” or equivalent by at least two of Fitch, Moody’s and S&P (an “Investment Grade Rating”) or a wholly-owned subsidiary of an entity whose obligations are guaranteed by such entity with an Investment Grade Rating (collectively, “Investment Grade Entity”) who has accepted delivery thereof and is paying unabated rent at a contract rate no less than the contract rate required under the Lease Sweep Lease (other than free rent from leases with free rent periods that are currently in effect that are permitted free rent periods); provided, however, that if the tenant either (a) is Amazon (or an affiliate thereof so long as the Amazon.com guaranty remains in effect), (b) is one or more Investment Grade Entities or (c) has subleased the dark space to one or more Investment Grade Entities who have accepted delivery thereof and is paying unabated rent at a rate that is at least equal to the contract rate under the Lease Sweep Lease, such tenant will not be deemed to have “gone dark” and no Lease Sweep Period will commence;

(iii) upon either (a) a monetary default or (b) a material non-monetary default under a Lease Sweep Lease by the tenant thereunder that continues beyond any applicable notice and cure period, and in each case ending on the date on which the event of default has been cured and no other event of default under such Lease Sweep Lease occurs for a period of three consecutive months following such cure;

(iv) the tenant (or guarantor, if any) under a Lease Sweep Lease filing or commencing a bankruptcy or insolvency proceeding, which Lease Sweep Period will end on the date on which the insolvency proceeding is terminated or the applicable lease is affirmed, assumed or assigned in a manner satisfactory to the lender; or

(v) the effective date of any termination by the Amazon tenant of the Amazon lease with respect to any phase due to the borrower’s failure to timely deliver such phase to the Amazon tenant in delivery condition or in final condition, as applicable, pursuant to the Amazon lease.

Notwithstanding clause (ii) above, a tenant under a Lease Sweep Lease will not be deemed to be “dark” if the discontinuation of operations in its space is a result of either of the following: (A) such discontinuation occurs in order

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: AMAZON SEATTLE

for such tenant to comply with governmental restrictions which restrict the use or occupancy of the Property in connection with the COVID-19 pandemic or any other pandemic or epidemic (a “SIP Order”), and the tenant resumes operations in its space within 90 days after such SIP Order is lifted or (B) such discontinuation occurs in connection with such tenant’s commercially reasonable safety protocols relating to the COVID-19 pandemic or any other pandemic or epidemic, provided further that, in case of either clause (A) or (B), that such tenant has not given notice that it does not intend to re-open or resume operations in its space (any discontinuation of operations described above, a “Pandemic Discontinuation”).

Any sweep commenced pursuant to clauses (i) through (iv) above will be subject to the cash management provisions described herein, which will include deposits into the lease reserve account during a Trigger Period. Additionally, any tenant termination or modification fees collected by the borrower will be deposited in the leasing reserve account (including if this results in amounts in the leasing reserve account exceeding the Lease Sweep Reserve Cap). Provided there is no event of default, all funds on reserve in the leasing reserve account will be made available to the borrower to pay for tenant improvements, leasing commissions and other costs incurred by the borrower in connection with the re-tenanting of the applicable space covered by the respective lease and other approved leasing costs (or, in the event no Trigger Period is in effect, funds on reserve in the leasing reserve account will be made available to the borrower for other expenses of the Amazon Seattle Property).

Further, a Lease Sweep Period (other than a Lease Sweep Period triggered by clause (iv) above) will not be triggered (or, if already triggered, may be terminated) if the borrower delivers to the lender (and, for the avoidance of doubt, prior to such delivery in satisfaction of the conditions set forth in this paragraph, a Lease Sweep Period will continue to exist) any of (x) an acceptable letter of credit, (y) a guaranty in form and substance satisfactory to the lender from an Investment Grade Entity that is rated by two of Fitch, Moody’s and S&P and that maintains minimum net worth (exclusive of the Amazon Seattle Property) and liquidity at levels of $500 million and $50 million (exclusive of any interest in the Amazon Seattle Property), respectively, or (z) subject to (a) rating agency confirmation, (b) mezzanine lender approval and (c) a guaranty in form and substance satisfactory to the lender from a guarantor reasonably acceptable to the lender, in any case, in an amount equal to the Lease Sweep Reserve Cap. All letters of credit plus all guaranties (excluding any recourse carveout guaranty) in effect as of any date of determination may not exceed, in the aggregate, 12.5% of the outstanding principal balance of the Amazon Seattle Loan Combination.

A “Lease Sweep Reserve Cap” means: (a) for a lease sweep due to clause (i) or (ii) above, $75.00 per SF of the terminated space or dark space, as applicable; and (b)  for a lease sweep due to clause (iii) above, $75.00 per SF of the related defaulted lease sweep lease; provided that, (x) if the lease sweep trigger is continuing pursuant to both (i) and (ii) above and no other lease sweep trigger is then continuing, the Lease Sweep Reserve Cap will be calculated based on the aggregate rentable square footage of both the terminated space and the dark space (without duplication with regard to the same space) and (y) the aggregate Lease Sweep Reserve Cap for all concurrent lease sweep triggers will not exceed $51,322,050 (i.e., $75.00 per SF that is leased pursuant to the Amazon lease including the expansion premises described in the loan documents).

A “Lease Sweep Tenant” means any tenant under a Lease Sweep Lease.

■	Lockbox and Cash Management. The Amazon Seattle Loan Combination is structured with a hard lockbox and springing cash management. The borrower is required to deliver tenant direction letters instructing all tenants to deposit rents into a lender-controlled lockbox account. The borrower is required to cause all rents to be deposited directly into the lender-controlled lockbox account. All funds received by the borrower or the manager are required to be deposited in the lockbox account within three business days following receipt. During the continuance of a Trigger Period, funds on deposit in the lockbox account are required to be swept on a daily basis into a lender-controlled cash management account and applied on each payment date to the payment of, among other things, debt service (which includes both the Amazon Seattle Loan Combination and the Amazon Seattle Mezzanine Loan), the funding of required reserves and budgeted and lender-approved extraordinary monthly operating expenses. Prior to the ARD, during a Trigger Period, all excess cash is required to be transferred to a lender-controlled account as additional collateral for the Amazon Seattle Loan Combination, subject to certain permitted uses by the borrower described in the loan documents. If the Amazon Seattle Loan Combination is not paid by the ARD, from and after the ARD, the Amazon Seattle Loan Combination will accrue interest at the Adjusted Interest Rate; however, interest accrued at the excess of the Adjusted Interest Rate over the initial interest rate (“Excess Interest”) will be deferred.

In addition, from and after the ARD, all excess cash flow from the Amazon Seattle Property will be applied in the following order of priority, (i) to fund the reserves for tax and insurance and condominium charges (if any), (ii) to interest on the Amazon Seattle Senior Notes and the Amazon Seattle Subordinate Companion Loan, in that order, and in each case calculated at the initial interest rate, (iii) to operating expenses in accordance with the annual budget (which must be

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: AMAZON SEATTLE

reasonably approved by the lender), (iv) toward other amounts due under the loan documents, including default interest and late payment charges, (v) for the payment of approved extraordinary operating expenses, (vi) to debt service on any then existing Mezzanine Loan calculated at the initial interest rate, (vii) to repay the outstanding principal balance of the Amazon Seattle Senior Notes, in the monthly amount required to fully amortize (based on a 30-year amortization schedule) the outstanding principal balance of the entire Amazon Seattle Loan Combination, (viii) if the Amazon Seattle Senior Notes have been repaid in full, to repay the outstanding principal balance of the Amazon Seattle Subordinate Companion Loan, in the monthly amount required to fully amortize (based on a 30-year amortization schedule) the outstanding principal balance of the Amazon Seattle Loan Combination, (ix) if lender elects, to make deposits into the capital expenditures reserve, (x) to repay the outstanding principal balance of the Amazon Seattle Senior Notes until the entire outstanding principal balance is paid, (xi) to repay the outstanding principal balance of the Amazon Seattle Subordinate Companion Loan until the entire outstanding principal balance is paid, (xii) to the payment of Excess Interest under the Amazon Seattle Senior Notes, (xiii) to the payment of Excess Interest under the Amazon Seattle Subordinate Companion Loan, and (xiv) to pay all remaining amounts due under the Mezzanine Loan. Provided no event of default or Trigger Period is continuing and prior to the ARD, funds on deposit in the lockbox account will be disbursed to the borrower’s operating account.

■	Property Management. The Amazon Seattle Property is managed by Urban Renaissance Property Company LLC, a Washington limited liability company.

■	Current Mezzanine or Subordinate Secured Indebtedness. The Amazon Seattle Subordinate Companion Loan has an outstanding principal balance as of the Cut-off Date of $155.1 million, and accrues interest at a fixed rate of 3.004833% per annum. For additional information, see “Description of the Mortgage Pool—The Loan Combinations—The Amazon Seattle Pari Passu-AB Loan Combination” in the Preliminary Prospectus. A mezzanine loan (the “Mezzanine Loan”) was funded by Deutsche Bank AG, New York Branch to KRE 300 Pine Mezz A LLC. The Mezzanine Loan has an original principal balance of $65.0 million, accrues interest at a per annum rate of 6.10000%, and requires interest-only payments until the ARD, and has an ARD and a maturity date co-terminous with that of the Amazon Seattle Loan Combination. See “Description of the Mortgage Pool—Additional Indebtedness—Existing Mezzanine Debt” in the Preliminary Prospectus.

■	Permitted Future Mezzanine or Subordinate Indebtedness. Not Permitted.

■	Release of Collateral. The Amazon Seattle Loan Combination documents allow, after the prepayment lockout expiration date but prior to the ARD, a release of the Retail Unit at the Amazon Seattle Property in connection with an arm’s length sale of such unit to an unrelated third party, upon prepayment of a release amount equal to $37,800,000 for the Amazon Seattle Loan Combination (and $6,300,000 for the Mezzanine Loan), together with, among other things, if prior to the open prepayment date, a prepayment fee equal to the greater of 1.00% of the amount prepaid and a yield maintenance premium, provided, that among other conditions, (i) after the release, the aggregate debt yield of the Amazon Seattle Total Debt is not less than the greater of such aggregate debt yield prior to the release and 5.82% and the debt yield of the Amazon Seattle Loan Combination is not less than the greater of such debt yield prior to the release and 6.79% (provided that the borrower may make an additional prepayment to satisfy such debt yield conditions), (ii) such release is permitted under the terms of the Mezzanine Loan and under the Amazon lease, (iii) the Condominium Revision has occurred and certain amendments are made to the condominium documents, and (iv) certain REMIC related conditions are satisfied.

■	Terrorism Insurance. The Amazon Seattle Loan Combination documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the Amazon Seattle Property, plus business interruption coverage in an amount equal to 100% of the projected gross revenue for the Amazon Seattle Property, provided that such coverage is commercially available, until the completion of restoration or the expiration of 24 months, with a 12-month extended period of indemnity, provided that if TRIPRA is no longer in effect, the borrower will not be required to pay terrorism insurance premiums in excess of two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components) at the time that terrorism coverage is excluded from the applicable insurance policy. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: 4500 ACADEMY ROAD DISTRIBUTION CENTER

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: 4500 ACADEMY ROAD DISTRIBUTION CENTER

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: 4500 ACADEMY ROAD DISTRIBUTION CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CREFI
Location (City/State)	Cookeville, Tennessee	Cut-off Date Principal Balance(2)	$50,000,000
Property Type	Industrial	Cut-off Date Principal Balance per SF(1)	$45.00
Size (SF)	1,600,000	Percentage of Initial Pool Balance	4.6%
Total Occupancy as of 6/6/2021	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 6/6/2021	100.0%	Type of Security(3)	Fee
Year Built / Latest Renovation	2015 / NAP	Mortgage Rate	3.53333%
Appraised Value	$122,000,000	Original Term to Maturity (Months)	120
Appraisal Date	5/3/2021	Original Amortization Term (Months)	NAP
Borrower Sponsors	Mitchel Greenberg, Peter	Original Interest Only Period (Months)	120
	Holstein and Keith Jaffee	First Payment Date	7/6/2021
Property Management	Self-Managed	Maturity Date	6/6/2031

Underwritten Revenues	$7,887,712
Underwritten Expenses	$690,376	Escrows(4)
Underwritten Net Operating Income (NOI)	$7,197,336		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,786,587	Taxes	$0	Springing
Cut-off Date LTV Ratio(1)	59.0%	Insurance	$0	Springing
Maturity Date LTV Ratio(1)	59.0%	Replacement Reserves(5)	$0	Springing
DSCR Based on Underwritten NOI / NCF(1)	2.79x / 2.63x	TI/LC(5)	$0	Springing
Debt Yield Based on Underwritten NOI / NCF(1)	10.0% / 9.4%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$72,000,000	59.6%	Purchase Price	$120,000,000	99.4%
Principal’s New Cash Contribution	36,628,002	30.3	Closing Costs	753,418	0.6
Mezzanine Loan Amount(6)	12,000,000	9.9
Other Sources	125,416	0.1
Total Sources	$120,753,418	100.0%	Total Uses	$120,753,418	100.0%

(1)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the 4500 Academy Road Distribution Center Loan Combination (as defined below).
(2)	The Cut-off Date Balance of $50,000,000 represents the controlling Note A-1 of the $72,000,000 4500 Academy Road Distribution Center Loan Combination, which is evidenced by two pari passu notes.
(3)	In connection with a payment in lieu of taxes arrangement, the fee simple interest in the 4500 Academy Road Distribution Center Property (as defined below) was conveyed to a local industrial development authority (the “IDA”), and ground leased back to the related borrower. The IDA subjected its fee simple interest to the 4500 Academy Road Distribution Center Loan Combination, and accordingly the 4500 Academy Road Distribution Center Property is shown as fee simple herein. See the “—PILOT Agreement” section herein for further details on the ground lease entered in connection with the PILOT program.
(4)	See “—Escrows” below.
(5)	On each monthly payment date on which the 4500 Academy Road Distribution Center Reserve Waiver Conditions (as defined below) are not satisfied, the borrower is required to deposit an amount equal to (i) $33,333.33 into a TI/LC reserve, and (ii) $20,000 into a replacement reserve.
(6)	Concurrently with the funding of the 4500 Academy Road Distribution Center Loan Combination, Fidelity Real Estate Opportunistic Income Fund, L.P. funded a mezzanine loan in the amount of $12.0 million (the “4500 Academy Road Distribution Center Mezzanine Loan” and together with the 4500 Academy Road Distribution Center Loan Combination, the “4500 Academy Road Distribution Center Total Debt”). The 4500 Academy Road Distribution Center Mezzanine Loan accrues interest at a rate of 9.25000% and is interest only for its entire term. The 4500 Academy Road Distribution Center Mezzanine Loan has a final maturity date of June 6, 2031. An intercreditor agreement has been entered into between the lender under the 4500 Academy Road Distribution Center Loan Combination and the lender under the 4500 Academy Road Distribution Center Mezzanine Loan. Based on the 4500 Academy Road Distribution Center Total Debt, the Cut-off Date LTV Ratio and Maturity Date LTV Ratio are 68.9% and 68.9%, respectively. Based on the 4500 Academy Road Distribution Center Total Debt, the DSCR Based on Underwritten NOI / NCF is 1.94x / 1.83x and the Debt Yield Based on Underwritten NOI / NCF is 8.6% / 8.1%.

■	The Mortgage Loan. The mortgage loan (the “4500 Academy Road Distribution Center Loan”) is part of a loan combination ( the “4500 Academy Road Distribution Center Loan Combination”) consisting of two pari passu notes with an aggregate outstanding principal balance of $72,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a Class A distribution and warehouse facility located in Cookeville, Tennessee (the “4500 Academy Road Distribution Center Property”). The 4500 Academy Road Distribution Center Loan, evidenced by the controlling Note A-1, has an outstanding principal balance as of the Cut-off Date of $50,000,000 and represents approximately 4.6% of the Initial Pool Balance. The 4500 Academy Road Distribution Center Loan Combination was originated by Citi Real Estate Funding Inc. (“CREFI”) on May 26, 2021. The 4500 Academy Road Distribution Center Loan Combination has an interest rate of 3.53333% per annum. The borrower utilized the proceeds of the 4500 Academy Road Distribution Center Loan Combination to acquire the 4500 Academy Road Distribution Center Property and pay origination costs.

The 4500 Academy Road Distribution Center Loan Combination had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The 4500 Academy Road Distribution Center Loan Combination requires payments of interest only for the entire term of the 4500 Academy Road Distribution Center Loan Combination. The stated maturity date is the due date in June 2031. Voluntary prepayment of the 4500 Academy Road Distribution Center Loan Combination is prohibited prior to March 6, 2031. The borrower has the option to defease the entire $72.0 million 4500 Academy Road Distribution Center Loan Combination in whole (and not in part) after the earlier to occur of (i) two years after the closing date of the securitization that includes the entire loan to be securitized and (ii) May 26, 2025.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: 4500 ACADEMY ROAD DISTRIBUTION CENTER

The table below summarizes the promissory notes that comprise the 4500 Academy Road Distribution Center Loan Combination. The relationship between the holders of the 4500 Academy Road Distribution Center Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Loan Combinations—The Serviced Pari Passu Loan Combinations” in the Preliminary Prospectus.

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$50,000,000	$50,000,000	Benchmark 2021-B27	Yes
A-2	22,000,000	22,000,000	CREFI(1)	No
Total	$72,000,000	$72,000,000

(1)	Expected to be contributed to one or more future securitizations.

■	The Mortgaged Property. The 4500 Academy Road Distribution Center Property consists of a Class A industrial warehouse and distribution property encompassing 1,600,000 SF located in Cookeville, Tennessee. As of June 6, 2021, 100.0% of the total net rentable area (“NRA”) at the 4500 Academy Road Distribution Center Property was occupied by a single tenant ARCP ID Cookeville TN LLC, Cookeville (“Academy Sports”) (Fitch: NR | Moody’s: B1 | S&P: B+), a sporting goods and outdoor recreation retailer in the United States. The 4500 Academy Road Distribution Center Property is triple-net leased to Academy Sports (UW Base Rent: $7,775,778, $4.86 PSF) with a lease expiration of February 28, 2039, subject to 5.0% rent steps every five years, six 5-year renewal options, and no termination or contraction options. The distribution center, built-to-suit for Academy Sports, serves an industrial use and provides critical supply chain operations for both online and in-stores sales of the retailer as the newest of three Academy Sports distribution centers.

Built in 2015, the 4500 Academy Road Distribution Center Property features state-of-the art technological capabilities at a strategically located Class A logistics center situated on a 186-acre site. The advanced technology at the 4500 Academy Road Distribution Center Property consists of DMS automation and robotic racking systems, a high-tech conveyor system with integrated supply chain technology, and a digitally monitored climate-controlled interior. These features complement the 4500 Academy Road Distribution Center Property’s 260 dock high doors, three grade level doors, and the facility’s clearance heights which are between 36’ and 40’. In addition to modern HVAC and exhaust systems, the 4500 Academy Road Distribution Center Property contains structural features, such as concrete tilt-up and steel framing on top of reinforced concrete slab and grade beams. The newly built infrastructure along with the modern technology allow the 4500 Academy Road Distribution Center Property to efficiently receive, store, and ship inventory to facilitate Academy Sports’ orders for retail store locations and e-commerce customers.

The primary access to the 4500 Academy Road Distribution Center Property, which services 74 of Academy Sports’ 259 retail stores, is a half mile from direct interchange with Interstate 40, a transportation route spanning west to east from California to North Carolina. Interstate 40 provides direct interchange with Highway 117, approximately seven miles east of the 4500 Academy Road Distribution Center Property. The close proximity to these key transportation routes, along with the building’s central location in Tennessee, enable the 4500 Academy Road Distribution Center Property to serve nearby metropolitan areas such as Nashville, Knoxville, Louisville, Atlanta, Memphis, and St. Louis all within a few hours of freight distance.

Founded in 1938, Academy Sports (NASDAQ: ASO) owns and operates sporting goods and outdoor recreational stores across 16 states in addition to an emerging e-commerce platform. Academy Sports’ merchandise products are organized across the following four divisions: outdoors, sports and recreation, apparel, and footwear. In 2020, Academy Sports retail stores averaged $22.0 million in net sales per store, average sales of $311 PSF, and an average EBITDA of $2.3 million. Academy Sports expects to open an additional 8 to 10 stores in 2022. As currently constructed, the 4500 Academy Road Distribution Center Property has the capacity to serve approximately 110 retail stores, which will aid in the company’s future retail openings. In addition, the current layout of the facility may enable Academy Sports to build upon it’s omnichannel presence and its e-commerce sales, which currently account for 10.4% of sales.

■	COVID-19 Update. As of June 6, 2021, the 4500 Academy Road Distribution Center Property is open and operating. In 2020, Academy Sports experienced one of its strongest performance years as its retail locations benefitted from their “essential business” designation and consumer demand shifted toward several of Academy Sports’ product offerings such as cooking, camping, hunting and other outdoor activities. Academy Sports received a 50.0% rent abatement at the 4500 Academy Road Distribution Center Property from June through September 2020 for which Academy Sports

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: 4500 ACADEMY ROAD DISTRIBUTION CENTER

extended its current lease by three additional years. Academy Sports has been paying full unabated rent since October 2020. The 4500 Academy Road Distribution Center Loan Combination is not subject to any modification or forbearance requests. The first payment date of the 4500 Academy Road Distribution Center Loan Combination is July 2021.

The following table presents certain information relating to the sole tenant at the 4500 Academy Road Distribution Center Property:

Sole Tenant Based on Underwritten Based Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Academy Sports	NR/B1/B+	1,600,000	100.0%	$7,775,778	100.0%	$4.86	2/28/2039	6, 5-year options
Total Occupied		1,600,000	100.0%	$7,775,778	100.0%	$4.86
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg.		1,600,000	100.0%	$7,775,778	100.0%	$4.86

(1)	Based on the underwritten rent roll dated as of June 6, 2021.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule for the 4500 Academy Road Distribution Center Property based on the initial lease expiration date:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	0	0.0	0.0%	0	0.0	$0.00	0
2027	0	0.0	0.0%	0	0.0	$0.00	0
2028	0	0.0	0.0%	0	0.0	$0.00	0
2029	0	0.0	0.0%	0	0.0	$0.00	0
2030	0	0.0	0.0%	0	0.0	$0.00	0
2031 & Thereafter	1,600,000	100.0	100.0%	7,775,778	100.0	$4.86	1
Vacant	0	0.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	1,600,000	100.0%		$7,775,778	100.0%	$4.86	1

(1)	Based on the underwritten rent roll dated as of June 6, 2021.

The following table presents certain information relating to historical occupancy for the 4500 Academy Road Distribution Center Property:

Historical Leased %(1)

2019	2020	As of 6/6/2021(2)
100.0%	100.0%	100.0%

(1)	As of December 31 unless specified otherwise.
(2)	Based on the underwritten rent roll dated as of June 6, 2021.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: 4500 ACADEMY ROAD DISTRIBUTION CENTER

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow for the 4500 Academy Road Distribution Center Property:

Cash Flow Analysis(1)

	Underwritten(2)	Underwritten $ per SF
Base Rental Revenue	$7,775,778	$4.86
Contractual Rent Steps(3)	0	0.00
Reimbursement Revenue	527,076	0.33
Gross Revenue	$8,302,855	$5.19
Vacancy Loss	(415,143)	(0.26)
Effective Gross Revenue	$7,887,712	$4.93

Real Estate Taxes	$290,445	$0.18
Insurance	163,300	0.10
Management Fee	236,631	0.15
Total Operating Expenses	$690,376	$0.43

Net Operating Income	$7,197,336	$4.50
Replacement Reserves	160,000	0.10
TI/LC	250,749	0.16
Net Cash Flow	$6,786,587	$4.24

Occupancy	100.0%
NOI Debt Yield(3)	10.0%
NCF DSCR(3)	2.63x

(1)	Historical financials are unavailable as the 4500 Academy Road Distribution Center Property, a single tenant triple-net property, was acquired at origination.
(2)	Underwritten cash flow is based on the underwritten rent roll dated June 6, 2021.
(3)	Based on the 4500 Academy Road Distribution Center Loan Combination, and excludes the 4500 Academy Road Distribution Center Mezzanine Loan.

■	Appraisal. According to the appraisal, the 4500 Academy Road Distribution Center Property had an “as-is” appraised value of $122,000,000 as of May 3, 2021.

■	Environmental Matters. According to the Phase I environmental report dated as of April 27, 2021, there are no recognized environmental conditions or recommendations for further action at the 4500 Academy Road Distribution Center Property.

■	Market Overview and Competition. The 4500 Academy Road Distribution Center Property is located within the Putnam County industrial submarket. Centrally located in Tennessee, the Putnam County submarket serves as a regional center for employment, retail, education, and healthcare for the 14-county Upper Cumberland region. The 4500 Academy Road Distribution Center Property is located in Cookeville, which is the largest town in Putnam County. Cookeville is an hour east of Nashville and home to Tennessee Technological University. According to the appraisal, the Putnam County industrial submarket contains approximately 5.5 million SF of industrial space with a vacancy rate of 3.5%, average asking rents of $5.34 PSF, and no new completions as of the first quarter in 2021. The appraisal identified six single tenant properties within 57 miles of the 4500 Academy Road Distribution Center Property and concluded market rents of $4.49 PSF, which corroborates the 4500 Academy Road Distribution Center Property’s current rent of $4.86 PSF is consistent with market levels. According to the appraisal, the primary lease comparables for the 4500 Academy Road Distribution Center Property (market rent of $4.86) are the properties located at 1000 Darrell Waltrip Drive (market rent $4.04 PSF) and 33 Athlete’s Way (market rent $6.05 PSF), which are noted with the “4500 Academy Road Distribution Center Comparable Industrial Leases” chart below. Given the long-term lease in place and lack of new supply in the market, the 4500 Academy Road Distribution Center Property has the potential to increase rental rates and maintain 100.0% occupancy.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: 4500 ACADEMY ROAD DISTRIBUTION CENTER

4500 Academy Road Distribution Center Comparable Industrial Leases(1)
Property Address / Location	Year Built	Tenant Name	Tenant Leased Space	Lease Date	Lease Term (years)	UW Base Rent Per SF
4500 Academy Road Cookeville, TN	2015	Academy Sports(2)	1,600,000(2)	2/1/2016(2)	23.4(2)	$4.86(2)
1000 Hixson Blvd Lebanon, TN	2018	FedEx	558,600	May-20	5.3	$3.70
1000 Darrell Waltrip Drive Lebanon, TN	2019	GEODIS Logistics	1,051,040	Jul-19	5.5	$4.04
3818 Logistics Way Antioch, TN	2018	Amazon	517,500	Sep-19	15.0	$4.00
635 Maddox Simpson Pky Lebanon, TN	1999	Lifeway	348,880	Sep-19	12.0	$3.75
33 Athlete’s Way Mount Juliet, TN	2021	Confidential	609,680	Sep-21	10.4	$6.05
533 New Paul Rd La Vergne, TN	2019	Wal-Mart	120,568	Dec-19	3.0	$6.21
(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated as of June 6, 2021.

■	The Borrower. The borrower is Middleton Academy DC Investors Owner Propco DST (“Propco”), a Delaware statutory trust. The borrower is structured to be a single purpose entity having one independent trustee in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 4500 Academy Road Distribution Center Loan Combination.

Middleton Partners LLC, which holds 60.0% of the Class B equity in the Propco, is a Chicago-based private equity firm with a real estate portfolio of three million square feet and experience in the acquisition and development of office, retail, residential, medical office and data center properties in various markets.

The borrower sponsors are Mitchel Greenberg, Peter Holstein and Keith Jaffee, each of whom are authorized officers of Middleton Management Company, the sole member and manager of Middleton Academy DC Investors ST LLC. Middleton Academy DC Investors ST LLC is the sole signatory trustee that holds the bare legal title to the 4500 Academy Road Distribution Center Property on behalf of the borrower, Middleton Academy DC Investors Owner Propco DST.

The borrower sponsors are experienced real estate investors and developers with expertise in distribution and manufacturing. Mitchel Greenberg is the founding principal of Middleton Partners LLC, which focuses on commercial real estate, particularly middle market manufacturing and distribution. Peter Holstein has over 25 years of experience as an active real estate developer, investor, and manager of over 4.5 million SF of office property and several hundred residential units. Keith Jaffee co-founded Focus Investments, Inc. in 2001 after 20 years of experience in manufacturing, distribution, and importing.

■	Escrows. At origination of the 4500 Academy Road Distribution Center Loan Combination, the borrower was not required to deposit any upfront reserves.

Tax Reserve. The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12 of the taxes that the lender estimates will be payable over the next-ensuing 12-month period; provided, however, the borrower is not required to make such monthly tax reserve deposits if (i) no 4500 Academy Road Distribution Center Trigger Period (as defined below) is continuing, (ii) the Specified Tenant (as defined below) is obligated to pay all taxes pursuant to the Specified Tenant lease and pays all such taxes, and (iii) the lender receives evidence that such taxes were paid by the applicable dates required.

Insurance Reserve. The borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12 of the amount which would be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies; provided, however, the borrower is not required to make such monthly insurance reserve deposits if (A) (i) no 4500 Academy Road Distribution Center Trigger Period is continuing, (ii) the Specified Tenant is obligated to maintain insurance policies meeting the requirements of the 4500 Academy Road Distribution Center Loan Combination documents and maintains and pays for such insurance policies, and (iii) the lender receives evidence of the same by the applicable dates required, or (B) the insurance policy constitutes an approved blanket policy pursuant to the 4500 Academy Road Distribution Center Loan Combination documents.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: 4500 ACADEMY ROAD DISTRIBUTION CENTER

Replacement Reserve. To the extent that the 4500 Academy Road Distribution Center Reserve Waiver Conditions (as defined below) are not satisfied, the borrower is required to deposit into a replacement reserve, on a monthly basis, $20,000.

TI/ LC Reserve. To the extent that the 4500 Academy Road Distribution Center Reserve Waiver Conditions are not satisfied, the borrower is required to deposit into a tenant improvements and leasing commission reserve, on a monthly basis, $33,333.33.

■	Lockbox and Cash Management. The 4500 Academy Road Distribution Center Loan Combination is structured with a hard lockbox and springing cash management. At origination of the 4500 Academy Road Distribution Center Loan Combination, the borrower was required to deliver a notice to the tenant directing the tenant to remit all payments under its lease directly to the lockbox account. Prior to a 4500 Academy Road Distribution Center Trigger Period, the borrower is required to cause revenue received by the borrower or the property manager (if any) to be deposited into such lockbox immediately upon receipt. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a 4500 Academy Road Distribution Center Trigger Period exists. Upon the occurrence and during the continuance of a 4500 Academy Road Distribution Center Trigger Period, all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the 4500 Academy Road Distribution Center Loan Combination documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the 4500 Academy Road Distribution Center Loan Combination documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the 4500 Academy Road Distribution Center Loan Combination. Upon the cure of the applicable 4500 Academy Road Distribution Center Trigger Period, so long as no other 4500 Academy Road Distribution Center Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower (provided, however, to the extent that a 4500 Academy Road Distribution Center Trigger Period exists solely due to the existence of a trigger period under the 4500 Academy Road Distribution Center Mezzanine Loan, such funds will be deposited into the mezzanine debt service account). Upon an event of default under the 4500 Academy Road Distribution Center Loan Combination documents, the lender will apply funds to the debt in such priority as it may determine.

“4500 Academy Road Distribution Center Reserve Waiver Conditions” means (i) no 4500 Academy Road Distribution Center Trigger Period exists and is continuing, and (ii) the Specified Tenant’s long-term unsecured credit rating is at least B- by S&P (and at least the equivalent by each other rating agency that rates such entity).

“4500 Academy Road Distribution Center Trigger Period” means a period commencing upon the earliest to occur of (i) an event of default; (ii) a mezzanine event of default; (iii) the combined debt service coverage ratio for the 4500 Academy Road Distribution Center Property (taking into account the 4500 Academy Road Distribution Center Loan Combination and the 4500 Academy Road Distribution Center Mezzanine Loan) being less than 1.20x; and (iv) the occurrence of a 4500 Academy Road Distribution Center Specified Tenant Trigger Period (as defined below), and expiring upon (a) with respect to clause (i) above, the cure (if applicable) of such event of default, (b) with respect to clause (ii) above, lender’s receipt of written notice from mezzanine lender that every mezzanine event of default has been cured, (c) with respect to clause (iii) above, the combined debt service coverage ratio for the 4500 Academy Road Distribution Center Property (taking into account the 4500 Academy Road Distribution Center Loan Combination and the 4500 Academy Road Distribution Center Mezzanine Loan) being equal to or greater than 1.20x for two consecutive calendar quarters, and (d) with respect to clause (iv) above, such 4500 Academy Road Distribution Center Specified Tenant Trigger Period ceasing to exist.

A “4500 Academy Road Distribution Center Specified Tenant Trigger Period” means a period (A) commencing on the first to occur of (i) an event of default (as defined in the Specified Tenant lease) under the Specified Tenant lease, (ii) the Specified Tenant failing to be in actual, physical possession of the Specified Tenant space (or applicable portion thereof), the Specified Tenant failing to be open to the public for business during customary hours and/or “going dark” in 20% or more of the Specified Tenant space (or applicable portion thereof), (iii) the Specified Tenant giving written notice that it is terminating its lease for all or any portion of the Specified Tenant space, (iv) the termination or cancellation of any Specified Tenant lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or the failure of any Specified Tenant lease to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of Specified Tenant, and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender (which such evidence may include, without limitation, a duly executed estoppel certificate from the Specified Tenant in form and substance acceptable to the lender) of (1) the satisfaction of the

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: 4500 ACADEMY ROAD DISTRIBUTION CENTER

Specified Tenant Cure Conditions (as defined below) or (2) the borrower leasing the entire Specified Tenant space (or applicable portion thereof) in accordance with the applicable terms and conditions of the 4500 Academy Road Distribution Center Loan Combination documents, the applicable tenant under such lease being in actual, physical occupancy of, and open to the public for business in, the space demised under its lease and paying the full unabated amount of the rent due under its lease.

Specified Tenant Cure Conditions” means each of the following, as applicable, (i) the Specified Tenant has cured all defaults under the Specified Tenant lease, (ii) the Specified Tenant is in actual, physical possession of the Specified Tenant space (or applicable portion thereof), open to the public for business during customary hours and not “dark” in the Specified Tenant space (or applicable portion thereof), (iii) the Specified Tenant has revoked or rescinded all termination or cancellation notices with respect to the Specified Tenant lease and has re-affirmed the Specified Tenant lease as being in full force and effect, (iv) with respect to any applicable bankruptcy or insolvency proceedings involving the Specified Tenant and/or the Specified Tenant lease, the Specified Tenant is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the Specified Tenant lease pursuant to final, non-appealable order, and (v) the Specified Tenant is paying full, unabated rent under the Specified Tenant lease.

A “Specified Tenant” means (i) Academy Sports, (ii) any other tenants of the Specified Tenant space (or any portion thereof), and (iii) any parent company of any such Specified Tenant, and any affiliate providing credit support for, or guarantor of, any such Specified Tenant lease.

■	Pilot Agreement. The 4500 Academy Road Distribution Center Property is subject to a payment-in-lieu of taxes (“PILOT”) agreement. In order to obtain the benefit of such PILOT agreements, the fee interest in such mortgaged property was conveyed to the Industrial Development Board of the City of Cookeville, Tennessee (the “IDA”) and ground leased back to the related borrower. With respect to the 4500 Academy Road Distribution Center Property, the ground lease expires on July 17, 2044, with no renewal options The related PILOT provides for a 85% abatement in real estate taxes through July 17, 2044, subject to Academy Sports reporting a sufficient number of jobs at the site each year, and can be terminated for a purchase option fee of $100.

■	Property Management. The 4500 Academy Road Distribution Center Property is self-managed.

■	Mezzanine or Secured Subordinate Indebtedness. Concurrently with the funding of the 4500 Academy Road Distribution Center Loan Combination, Fidelity Real Estate Opportunistic Income Fund, L.P. (in such capacity, the “Mezzanine Lender”) funded a mezzanine loan in the amount of $12,000,000. The 4500 Academy Road Distribution Center Mezzanine Loan is secured by the pledge of the equity interest in the sole beneficial owner of the borrower and its signatory trustee, and is coterminous with the 4500 Academy Road Distribution Center Loan Combination. The 4500 Academy Road Distribution Center Mezzanine Loan accrues interest at a rate of 9.25000% per annum. The rights of the Mezzanine Lender under the 4500 Academy Road Distribution Center Mezzanine Loan are further described under “Description of the Mortgage Pool—Additional Indebtedness—Existing Mezzanine Debt” in the Preliminary Prospectus.

■	Permitted Future Mezzanine or Subordinate Indebtedness. None.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The 4500 Academy Road Distribution Center Loan Combination documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the 4500 Academy Road Distribution Center Property, plus business interruption coverage in an amount equal to 100% of the projected gross income for the 4500 Academy Road Distribution Center Property until the completion of restoration or the expiration of 18 months, with a 6-month extended period of indemnity. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #7: UPPER WEST SIDE AND BROOKLYN HEIGHTS PORTFOLIO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #7: UPPER WEST SIDE AND BROOKLYN HEIGHTS PORTFOLIO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #7: UPPER WEST SIDE AND BROOKLYN HEIGHTS PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	18	Loan Seller		CREFI
Location (City/State)	Various, New York	Cut-off Date Balance		$50,000,000
Property Type	Multifamily	Cut-off Date Balance per Unit		$263,157.89
Size (Units)	190	Percentage of Initial Pool Balance		4.6%
Total Occupancy as of Various Dates(1)	98.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of Various Dates(1)	98.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate		3.63000%
Appraised Value	$95,700,000	Original Term to Maturity (Months)		120
Appraisal Date(2)	Various	Original Amortization Term (Months)		NAP
Borrower Sponsor	Fine Times, Inc.	Original Interest Only Period (Months)		120
Property Management	Fine Times Asset Management LLC	First Payment Date		7/6/2021
		Maturity Date		6/6/2031

Underwritten Revenues	$7,043,779
Underwritten Expenses	$3,066,299	Escrows(3)
Underwritten Net Operating Income (NOI)	$3,977,480		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,925,320	Taxes	$173,066	$173,066
Cut-off Date LTV Ratio	52.2%	Insurance	$0	Springing
Maturity Date LTV Ratio	52.2%	Replacement Reserve	$0	$4,347
DSCR Based on Underwritten NOI / NCF	2.16x / 2.13x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.0% / 7.9%	Other(4)	$188,996	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$50,000,000	98.8%	Loan Payoff	$48,040,948	94.9%
Principal’s New Cash Contribution	606,835	1.2	Closing Costs	2,203,825	4.4
			Reserves	362,062	0.7

Total Sources	$50,606,835	100.0%	Total Uses	$50,606,835	100.0%

(1)	Based on the underwritten rent rolls dated March 18, 2021 and April 7, 2021.
(2)	Appraisal reports dated between March 10, 2021 and March 30, 2021.
(3)	See “—Escrows” below.
(4)	Other upfront reserves represent deferred maintenance reserves in the amount of $188,996.

■	The Mortgage Loan. The Upper West Side and Brooklyn Heights Portfolio mortgage loan (the “Upper West Side and Brooklyn Heights Portfolio Loan”) is secured by the borrowers’ fee simple interest in a 190-unit multifamily portfolio comprised of 18 properties located in the Upper West Side neighborhood of Manhattan and the Brooklyn Heights neighborhood of Brooklyn (collectively, the “Upper West Side and Brooklyn Heights Portfolio Properties”). The Upper West Side and Brooklyn Heights Portfolio Loan has an original principal balance and an outstanding principal balance as of the Cut-off Date of $50,000,000 and represents approximately 4.6% of the Initial Pool Balance. The Upper West Side and Brooklyn Heights Portfolio Loan accrues interest at a fixed rate of 3.63000% per annum. The proceeds of the Upper West Side and Brooklyn Heights Portfolio Loan were primarily used to refinance prior debt secured by the Upper West Side and Brooklyn Heights Portfolio Properties, pay closing costs, return equity to the borrower sponsor and fund upfront reserves. The Upper West Side and Brooklyn Heights Portfolio Loan was originated on May 27, 2021 by Citi Real Estate Funding Inc. (“CREFI”).

The Upper West Side and Brooklyn Heights Portfolio Loan has an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Upper West Side and Brooklyn Heights Portfolio Loan requires interest-only payments for the full term and has a scheduled maturity date that is the due date in June 2031. Provided that no event of default has occurred and is continuing under the Upper West Side and Brooklyn Heights Portfolio Loan documents voluntary prepayment of the Upper West Side and Brooklyn Heights Portfolio Loan is permitted without prepayment premium or penalty on or after the monthly payment due date occurring in March 2031.

■	The Mortgaged Properties. The Upper West Side and Brooklyn Heights Portfolio is comprised of 18 multifamily properties containing 190 units located across the Upper West Side and Brooklyn Heights neighborhoods of New York, New York and Brooklyn, New York, respectively. The residential unit mix consists of 36 studio apartments, 96 one-bedroom units, 32 two-bedroom units, 24 three-bedroom units, and two four-bedroom units. The majority of units are not rent regulated with 159 units at market rate (83.7% of unit count) and 31 rent regulated units (16.3% of unit count). The average in-place monthly rents for the studio, one-bedroom, two-bedroom, three-bedroom, and four-bedroom units are approximately $1,776, $2,554, $4,708, $5,770, and $7,075, respectively. Each property features hardwood flooring with stainless steel appliances and dishwashers. According to the underwritten rent rolls dated March 18, 2021 and April 7, 2021, the Upper West Side and Brooklyn Heights Portfolio is 98.4% occupied.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #7: UPPER WEST SIDE AND BROOKLYN HEIGHTS PORTFOLIO

The following table presents certain information relating to the individual Upper West Side and Brooklyn Heights Portfolio Properties:

Portfolio Summary

Property Name	Location	Year Built / Renovated(1)	Units	Property Occupancy(2)	Allocated Cut-off Date Balance	% Allocated Loan Cut-off Date Balance	Appraised Value(1)	% Appraised Value	UW NCF
99 Joralemon	Brooklyn Heights	1904 / NAP	29	96.6%	$8,000,000	16.0%	$12,500,000	13.1%	$670,503
82 Pierrepont	Brooklyn Heights	1890 / 1985	25	100.0%	4,810,518	9.6	8,800,000	9.2	374,554
44 W 69th Street	Upper West Side	1896 / NAP	9	100.0%	3,136,378	6.3	5,550,000	5.8	244,265
19-21 W 68th Street	Upper West Side	1894 / NAP	14	100.0%	2,831,519	5.7	6,900,000	7.2	220,474
46 W 70th Street	Upper West Side	1910 / NAP	8	100.0%	2,819,205	5.6	5,000,000	5.2	219,598
150 Columbia Heights	Brooklyn Heights	1899 / NAP	11	100.0%	2,728,419	5.5	4,700,000	4.9	212,463
46 W 69th Street	Upper West Side	1896 / NAP	7	100.0%	2,594,220	5.2	5,450,000	5.7	202,079
30 W 71st Street	Upper West Side	1888 / NAP	16	100.0%	2,507,864	5.0	4,750,000	5.0	179,061
198 Columbia Heights	Brooklyn Heights	1856 / NAP	5	100.0%	2,389,348	4.8	4,100,000	4.3	186,146
196 Columbia Heights	Brooklyn Heights	1853 / NAP	5	100.0%	2,349,279	4.7	4,100,000	4.3	183,021
9 Montague	Brooklyn Heights	1879 / 2016	10	100.0%	2,316,380	4.6	3,900,000	4.1	180,387
6 Pierrepont	Brooklyn Heights	1899 / 2017-2018	8	75.0%	2,294,563	4.6	5,700,000	6.0	178,715
23 W 68th Street	Upper West Side	1894 / NAP	7	100.0%	2,263,341	4.5	4,900,000	5.1	176,280
17 W 68th Street	Upper West Side	1894 / NAP	4	100.0%	2,110,127	4.2	3,750,000	3.9	164,395
12 W 76th Street	Upper West Side	1900 / NAP	11	100.0%	2,014,818	4.0	4,700,000	4.9	156,894
32 W 71st Street	Upper West Side	1887 / NAP	10	100.0%	1,857,882	3.7	3,900,000	4.1	144,652
53 W 73rd Street	Upper West Side	1885 / NAP	6	100.0%	1,704,944	3.4	3,900,000	4.1	132,836
219 W 71st Street	Upper West Side	1891 / NAP	5	100.0%	1,271,195	2.5	3,100,000	3.2	98,995
Total / Wtd. Avg.			190	98.4%	$50,000,000	100.0%	$95,700,000	100.0%	$3,925,320

(1)	Source: Appraisal.
(2)	As of underwritten rent rolls dated March 18, 2021 and April 7, 2021.

■	COVID-19 Update. As of June 6, 2021, the Upper West Side and Brooklyn Heights Portfolio Properties are open and operating. According to the loan sponsor, collections were 97.0% for May and June 2021. As of June 6, 2021, the Upper West Side and Brooklyn Heights Portfolio Loan is not subject to any modification or forbearance requests.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #7: UPPER WEST SIDE AND BROOKLYN HEIGHTS PORTFOLIO

The following table presents certain information relating to the unit mix at the Upper West Side and Brooklyn Heights Portfolio Properties:

Multifamily Unit Mix

Property Name	Location	Rent Controlled or Rent Stabilized	Studio	1BR	2BR	3BR	4BR	Occupancy(1)	Average Rent per Unit per Month	Average Market Rent per Unit per Month(2)
99 Joralemon	Brooklyn Heights	10	0	13	11	3	2	97%	$3,325	$3,674
82 Pierrepont	Brooklyn Heights	1	0	24	0	1	0	100%	$2,718	$2,764
44 W 69th Street	Upper West Side	0	1	6	1	1	0	100%	$3,568	$3,967
19-21 W 68th Street	Upper West Side	6	8	3	3	0	0	100%	$2,538	$3,471
46 W 70th Street	Upper West Side	2	2	3	1	2	0	100%	$4,022	$4,413
150 Columbia Heights	Brooklyn Heights	1	3	7	0	1	0	100%	$3,062	$3,100
46 W 69th Street	Upper West Side	0	0	4	2	1	0	100%	$4,051	$4,186
30 W 71st Street	Upper West Side	3	12	3	1	0	0	100%	$2,070	$2,447
198 Columbia Heights	Brooklyn Heights	0	0	0	3	2	0	100%	$5,246	$5,200
196 Columbia Heights	Brooklyn Heights	0	0	0	0	5	0	100%	$5,271	$5,300
9 Montague	Brooklyn Heights	1	2	7	0	1	0	100%	$2,694	$2,750
6 Pierrepont	Brooklyn Heights	0	1	3	1	3	0	75%	$4,775	$4,275
23 W 68th Street	Upper West Side	2	1	3	3	0	0	100%	$3,469	$3,979
17 W 68th Street	Upper West Side	0	0	0	3	1	0	100%	$5,751	$5,500
12 W 76th Street	Upper West Side	2	0	11	0	0	0	100%	$2,427	$2,800
32 W 71st Street	Upper West Side	1	1	9	0	0	0	100%	$2,280	$2,650
53 W 73rd Street	Upper West Side	2	4	0	0	2	0	100%	$3,628	$4,033
219 W 71st Street	Upper West Side	0	1	0	3	1	0	100%	$3,968	$3,960
Total / Wtd. Avg.		31	36	96	32	24	2	98.4%	$3,239	$3,490

(1)	As of underwritten rent rolls dated March 18, 2021 and April 7, 2021.
(2)	Source: Appraisal.

The following table presents certain information relating to historical leasing at the Upper West Side and Brooklyn Heights Portfolio Properties:

Historical Leased %(1)

2017	2018	2019	2020	Various(2)
96.7%	96.7%	97.3%	96.9%	98.4%

(1)	As provided by the borrower and reflects year-end occupancy for the indicated year ended December 31 unless specified otherwise.
(2)	Based on the underwritten rent rolls dated March 18, 2021 and April 7, 2021.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #7: UPPER WEST SIDE AND BROOKLYN HEIGHTS PORTFOLIO

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Upper West Side and Brooklyn Heights Portfolio Properties:

Cash Flow Analysis

	2018	2019	2020	Underwritten	Underwritten $ per Unit
Base Rent	$6,761,993	$7,389,904	$7,494,583	$7,231,403	$38,060.02
Potential Income from Vacant Units	0	0	0	118,800	625.26
Gross Potential Rent	$6,761,993	$7,389,904	$7,494,583	$7,350,203	$38,685.28
Vacancy & Credit Loss & Concessions	(155,000)	(405,273)	(433,051)	(367,510)	(1,934.26)
Total Rent	6,606,993	6,984,631	7,061,532	6,982,693	36,751.02
Other Income(1)	0	0	0	61,085	321.50
Effective Gross Income	$6,606,993	$6,984,631	$7,061,532	$7,043,779	$37,072.52

Real Estate Taxes	1,721,617	1,823,148	1,907,434	1,946,240	10,243.37
Insurance	142,942	159,860	161,333	185,336	975.45
Management Fee	198,264	209,539	211,846	211,313	1,112.18
Other Operating Expenses	667,687	724,811	751,474	723,409	3,807.42
Total Operating Expenses	$2,730,510	$2,917,358	$3,032,087	$3,066,299	$16,138.41

Net Operating Income	$3,876,482	$4,067,273	$4,029,445	$3,977,480	$20,934.11
Replacement Reserves	0	0	0	52,160	274.53
Capital Expenditures	0	0	0	0	0.00
Net Cash Flow	$3,876,482	$4,067,273	$4,029,445	$3,925,320	$20,659.58

Occupancy	96.7%	97.3%	96.9%	95.0%(2)
NOI Debt Yield	7.8%	8.1%	8.1%	8.0%
NCF DSCR	2.11x	2.21x	2.19x	2.13x

(1)	Other Income consists of a $49,585 roof agreement with AT&T at the 99 Joralemon property, an $8,700 laundry agreement with Hercules Corp. at the 82 Pierrepont Street and 99 Joralemon properties, and a $2,800 basement storage lease with VIR Piping Inc. at the 23 W 68th Street property.
(2)	Underwritten Occupancy for the multifamily units is underwritten to an economic occupancy of 95.0%.

■	Appraisal. According to the appraisal reports dated between March 10, 2021 and March 30, 2021, the Upper West Side and Brooklyn Heights Portfolio Properties had an aggregate “as-is” appraised value of $95,700,000.

Appraisal Summary

Property	Appraisal Approach	Value	Capitalization Rate
99 Joralemon	Direct Capitalization	$12,500,000	4.75%
82 Pierrepont	Direct Capitalization	$8,800,000	4.50%
44 W 69th Street	Direct Capitalization	$5,550,000	4.50%
19-21 W 68th Street	Direct Capitalization	$6,900,000	3.00%
46 W 70th Street	Direct Capitalization	$5,000,000	4.50%
150 Columbia Heights	Direct Capitalization	$4,700,000	4.50%
46 W 69th Street	Direct Capitalization	$5,450,000	3.75%
30 W 71st Street	Direct Capitalization	$4,750,000	4.00%
198 Columbia Heights	Direct Capitalization	$4,100,000	4.50%
196 Columbia Heights	Direct Capitalization	$4,100,000	4.50%
9 Montague	Direct Capitalization	$3,900,000	4.50%
6 Pierrepont	Direct Capitalization	$5,700,000	4.50%
23 W 68th Street	Direct Capitalization	$4,900,000	3.50%
17 W 68th Street	Direct Capitalization	$3,750,000	4.50%
12 W 76th Street	Direct Capitalization	$4,700,000	3.50%
32 W 71st Street	Direct Capitalization	$3,900,000	3.75%
53 W 73rd Street	Direct Capitalization	$3,900,000	3.50%
219 W 71st Street	Direct Capitalization	$3,100,000	4.00%
Total / Wtd. Avg.		$95,700,000	4.17%

■	Environmental Matters. According to Phase I environmental reports, dated April 6, 2021, there are no recognized environmental conditions or recommendations for further action at the Upper West Side and Brooklyn Heights Portfolio Properties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #7: UPPER WEST SIDE AND BROOKLYN HEIGHTS PORTFOLIO

■	Market Overview and Competition. The Upper West Side and Brooklyn Heights Portfolio has 11 properties located throughout the Upper West Side neighborhood of Manhattan, New York and seven properties located throughout the Brooklyn Heights neighborhood of Brooklyn, New York.

The Upper West Side is home to many cultural attractions including the Museum of Natural History and Rose Center for Earth and Space, the New York Historical Society, the Children’s Museum of Manhattan, and the Lincoln Center for the Performing Arts. Another significant attraction is Central Park, which is a short walk from many of the Upper West Side and Brooklyn Heights Portfolio Properties. Central Park is an 843-acre park in the center of Manhattan and is visited by more than eight million people each year. Central Park offers many attractions to nearby residents including playgrounds, bicycling, fishing, boating, ice-skating, tennis, baseball and softball fields, sports, fine dining, and a zoo.

Per a third party report, as of March 31, 2021 the Upper West Side multifamily submarket, has an inventory of 56,752 units, vacancy of rate of 3.9%, and average market rent of $4,594 per unit. Annual vacancy rates for 2018 through 2020 were 2.7%, 2.9% and 4.6%, respectively.

The Brooklyn Heights neighborhood is located on the Brooklyn waterfront and is inhabited by families and professionals due to its access to Midtown Manhattan. The immediate area is served by the Metropolitan Transportation Authority, with bus stops along Cadman Plaza West. Three subway lines (2, 3 and R) and four bus lines service the area providing commuter service to Midtown and Downtown employment centers. The closest subway service is provided on the 2 and 3 train at Clark Street as well as the Borough Hall subway station. The R train can be accessed via the Court Street Station.

Per a third party report, as of March 31, 2021 the Downtown Brooklyn multifamily submarket has an inventory of 21,110 units, vacancy rate of 5.3%, and average market rent of $3,619 per unit. Annual vacancy rates for 2018 through 2020 were 4.7%, 2.9% and 5.5%, respectively.

The following table presents certain information relating to the appraiser’s conclusion for average monthly market rent at the Upper West Side and Brooklyn Heights Portfolio Properties:

Unit Market Rent Conclusions(1)

Property	Location	Studio	1BR	2BR	3BR	4BR

99 Joralemon	Brooklyn Heights	N/A	$2,800	$3,700	$4,900	$7,375
82 Pierrepont	Brooklyn Heights	N/A	$2,700	N/A	$4,300	N/A
44 W 69th Street	Upper West Side	$2,200	$3,650	$5,500	$6,100	N/A
19-21 W 68th Street	Upper West Side	$2,400	$3,800	$6,000	N/A	N/A
46 W 70th Street	Upper West Side	$1,700	$3,600	$8,700	$6,200	N/A
150 Columbia Heights	Brooklyn Heights	$2,200	$3,100	N/A	$5,800	N/A
46 W 69th Street	Upper West Side	N/A	$3,200	$5,500	$5,500	N/A
30 W 71st Street	Upper West Side	$2,200	$2,850	$4,200	N/A	N/A
198 Columbia Heights	Brooklyn Heights	N/A	N/A	$5,200	$5,200	N/A
196 Columbia Heights	Brooklyn Heights	N/A	N/A	N/A	$5,300	N/A
9 Montague	Brooklyn Heights	$2,100	$2,500	N/A	$5,800	N/A
6 Pierrepont	Brooklyn Heights	$2,300	$3,100	$4,000	$6,200	N/A
23 W 68th Street	Upper West Side	$2,500	$3,650	$4,800	N/A	N/A
17 W 68th Street	Upper West Side	N/A	N/A	$4,900	$7,300	N/A
12 W 76th Street	Upper West Side	N/A	$2,800	N/A	N/A	N/A
32 W 71st Street	Upper West Side	$2,200	$2,700	N/A	N/A	N/A
53 W 73rd Street	Upper West Side	$2,300	N/A	N/A	$7,500	N/A
219 W 71st Street	Upper West Side	$1,900	N/A	$4,300	$5,000	N/A

(1)	Source: Appraisal.

■	The Borrowers. The borrowers are 19 West 68th Street LLC, 23 West 68th Street LLC, 30 West 71st Street LLC, 32 West 71st Street LLC, 219 West 71st Street LLC, 44 West 69th Street LLC, 46 West 69th Street LLC, 46 West 70th Street LLC, 53 West 73rd Street, LLC, 82 Pierrepont Street LLC, 150 Columbia Heights, LLC, 196 Columbia Heights LLC, 198 Columbia Associates LLC, 9 Montague Associates LLC, 6 Pierrepont Associates LLC, 12 West 76th Holding Company, LLC, 99 Joralemon Street LLC, each a New York limited liability company and single purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of Upper West Side and Brooklyn Heights Portfolio Loan. Fine Times, Inc. is the sponsor and nonrecourse carve-out guarantor for the Upper West Side and Brooklyn Heights Portfolio Loan. Fine Times, Inc. is a boutique owner and operator of brownstones located throughout New York City and Brooklyn with 36 assets under ownership.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #7: UPPER WEST SIDE AND BROOKLYN HEIGHTS PORTFOLIO

■	Escrows. At origination of the Upper West Side and Brooklyn Heights Portfolio Loan, the borrowers deposited (i) approximately $173,066 for a real estate tax reserve and (ii) approximately $188,996 into an immediate repair reserve.

Tax Reserve. The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12 of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be $173,066).

Insurance Reserve. The borrowers are required to deposit into an insurance reserve, on a monthly basis, 1/12 of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies; provided, however, such insurance reserve has been conditionally waived so long as the borrowers maintain a blanket policy meeting the requirements of the Upper West Side and Brooklyn Heights Portfolio Loan documents.

Replacement Reserve. The borrowers are required to deposit into a replacement reserve, on a monthly basis, an amount equal to approximately $4,347.

■	Lockbox and Cash Management. The Upper West Side and Brooklyn Heights Portfolio Loan is structured with a springing lockbox and springing cash management. From and after the first occurrence of an Upper West Side and Brooklyn Heights Portfolio Trigger Period (as defined below), the borrowers are required to establish a lockbox account for the sole and exclusive benefit of the lender into which the borrowers are required to deposit all revenue generated by the Upper West Side and Brooklyn Heights Portfolio Properties. The borrowers are required, within five business days of an Upper West Side and Brooklyn Heights Portfolio Trigger Period, to deliver a tenant direction letter to any commercial tenants at the Upper West Side and Brooklyn Heights Portfolio Properties, directing them to remit their rent checks directly to the lender-controlled lockbox. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrowers unless an Upper West Side and Brooklyn Heights Portfolio Trigger Period exists. Upon the occurrence and during the continuance of an Upper West Side and Brooklyn Heights Portfolio Trigger Period, all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the Upper West Side and Brooklyn Heights Portfolio Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Upper West Side and Brooklyn Heights Portfolio Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Upper West Side and Brooklyn Heights Portfolio Loan. Upon the cure of the applicable Upper West Side and Brooklyn Heights Portfolio Trigger Period, so long as no other Upper West Side and Brooklyn Heights Portfolio Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrowers. Upon an event of default under the Upper West Side and Brooklyn Heights Portfolio Loan documents, the lender will apply funds to the debt in such priority as it may determine.

A “Upper West Side and Brooklyn Heights Portfolio Trigger Period” means a period (A) commencing upon the earliest to occur of (i) the occurrence and continuance of an event of default under the Upper West Side and Brooklyn Heights Portfolio Loan documents and (ii) the debt yield being less than 6.50% (tested quarterly) and (B) expiring upon (y) with respect to an Upper West Side and Brooklyn Heights Portfolio Trigger Period which commenced in connection with clause (i), the cure, if applicable, of such event of default and (z) with respect to an Upper West Side and Brooklyn Heights Portfolio Trigger Period which commenced in connection with clause (ii), the debt yield being equal to or greater than 6.50% for two consecutive calendar quarters. Notwithstanding the foregoing, an Upper West Side and Brooklyn Heights Portfolio Trigger Period will not be deemed to expire in the event that an Upper West Side and Brooklyn Heights Portfolio Trigger Period then exists for any other reason.

■	Property Management. The Upper West Side and Brooklyn Heights Portfolio Properties are currently managed by Fine Times Asset Management LLC, an affiliate of the sponsor.

■	Current Mezzanine or Secured Subordinate Indebtedness. None.

■	Mezzanine or Secured Subordinate Indebtedness. None.

■	Release of Collateral. Provided that no event of default is continuing under the Upper West Side and Brooklyn Heights Portfolio Loan documents, at any time after the earlier to occur of (i) May 27, 2025 and (ii) two years after the closing date of the securitization, and prior to March 6, 2031, the borrowers may deliver defeasance collateral and obtain release of one or more individual Upper West Side and Brooklyn Heights Portfolio Properties, in each case, provided that, among other conditions, (i) the defeasance collateral is in an amount equal to the greater of (a) 120% of the allocated loan amount for the individual Mortgaged Property, and (b) 100% of the net sales proceeds applicable to such individual

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #7: UPPER WEST SIDE AND BROOKLYN HEIGHTS PORTFOLIO

Upper West Side and Brooklyn Heights Portfolio Property, (ii) the borrowers deliver a REMIC opinion, (iii) the borrowers deliver a rating agency confirmation, (iv) as of the date of the consummation of the partial release, after giving effect to the release, the debt service coverage ratio with respect to the remaining Upper West Side and Brooklyn Heights Portfolio Properties is greater than the greater of (a) 2.16x, and (b) the debt service coverage ratio for all of the Upper West Side and Brooklyn Heights Portfolio Properties immediately prior to the consummation of the partial release, (v) as of the date of the consummation of the partial release, after giving effect to the release, the loan-to-value ratio with respect to the remaining Upper West Side and Brooklyn Heights Portfolio Properties is no greater than the lesser of (a) 60% and (b) the loan-to-value ratio for all of the Upper West Side and Brooklyn Heights Portfolio Properties immediately prior to the consummation of the partial release, and (vi) the lender will have determined that, after giving effect to the release, the Upper West Side and Brooklyn Heights Portfolio Property located at 17 West 68th Street does not account for 10% or more of the remaining Upper West Side and Brooklyn Heights Portfolio Properties net operating income and/or more than 10% of the value of the remaining Upper West Side and Brooklyn Heights Portfolio Properties.

■	Terrorism Insurance. The borrowers are required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Upper West Side and Brooklyn Heights Portfolio Properties, plus business interruption coverage in an amount equal to 100% of the projected gross income for the applicable Upper West Side and Brooklyn Heights Portfolio Property for 12 months with six months of extended indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is acceptable to the lender and is no greater than $25,000. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: 105 WEST 125TH STREET

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: 105 WEST 125TH STREET

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: 105 WEST 125TH STREET

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	New York, New York	Cut-off Date Balance		$45,000,000
Property Type	Office	Cut-off Date Balance per SF		$297.39
Size (SF)	151,316	Percentage of Initial Pool Balance		4.1%
Total Occupancy as of 4/1/2021	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/1/2021	100.0%	Type of Security		Leasehold
Year Built / Latest Renovation	2001 / NAP	Mortgage Rate		3.10000%
Appraised Value	$72,300,000	Original Term to Maturity (Months)		120
Appraisal Date	4/29/2021	Original Amortization Term (Months)		NAP
Borrower Sponsor	David Werner and Lloyd Goldman	Original Interest Only Period (Months)		120
Property Management	BLDG Management Company, Inc.	First Payment Date		7/6/2021
		Maturity Date		6/6/2031

Underwritten Revenues	$7,622,885
Underwritten Expenses	$2,649,865	Escrows(1)
Underwritten Net Operating Income (NOI)	$4,973,020		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,443,454	Taxes	$21,500	$3,071
Cut-off Date LTV Ratio	62.2%	Insurance	$297	$297
Maturity Date LTV Ratio	62.2%	Immediate Repairs	$37,950	$0
		Replacement Reserve	$0	$3,152
DSCR Based on Underwritten NOI / NCF	3.52x / 3.14x	TI/LC	$0	Springing
Debt Yield Based on Underwritten NOI / NCF	11.1% / 9.9%	Other(2)	$42,281	Springing

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$45,000,000	66.3%	Purchase Price	$67,500,000	99.4%
Borrower Sponsor Equity	18,874,279	27.8	Closing Costs	272,251	0.4
Preferred Equity	4,000,000	5.9	Upfront Reserves	102,028	0.2
Total Sources	$67,874,279	100.0%	Total Uses	$67,874,279	100.0%

(1)	See “—Escrows” below.

(2)	Other upfront reserves represent an unfunded obligations reserve of $42,281 and an office sublease rents reserve that will spring during the continuance of a 105 West 125th Street Trigger Period (as defined below).

■	The Mortgage Loan. The 105 West 125th Street mortgage loan (the “105 West 125th Street Loan”) is a fixed rate loan secured by a first mortgage encumbering the borrower’s leasehold interest in the office component of a mixed-use condominium property located in New York, New York (the “105 West 125th Street Property”). The 105 West 125th Street Loan is evidenced by a promissory note with an original principal balance and outstanding principal balance as of the Cut-off Date of $45,000,000, representing approximately 4.1% of the Initial Pool Balance.

The 105 West 125th Street Loan was originated by Goldman Sachs Bank USA (“GSBI”) on May 26, 2021. The 105 West 125th Street Loan has a 10-year interest only term and accrues interest at a fixed rate of 3.10000% per annum. The 105 West 125th Street Loan proceeds were used to acquire the 105 West 125th Street Property, fund upfront reserves and pay origination costs.

The 105 West 125th Street Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The scheduled maturity date of the 105 West 125th Street Loan is the due date in June 2031. Voluntary prepayment of the 105 West 125th Street Loan in whole (but not in part) is permitted on or after the due date occurring in March 2031 without payment of any prepayment premium. Defeasance of the 105 West 125th Street Loan in whole (but not in part) is permitted at any time after the second anniversary of the closing date of the securitization.

■	The Mortgaged Property. The 105 West 125th Street Property is located in a Class A, multi-tenant mixed-use building located in Harlem, New York. The 105 West 125th Street Property is the 151,316 SF office condominium unit in the building. The 105 West 125th Street Property is a subleasehold ownership interest in a 7-story office condominium located at the corner of 125th Street and Lenox Avenue. The improvements were constructed in 2001 and are part of a larger mixed-use development known as the “Harlem Center”, which consists of an additional 3-stories of retail condominium space comprising approximately 126,000 SF beneath the 105 West 125th Street Property.

As of April 1, 2021, the Property was 100.0% leased to five tenants across the state government and non-profit sectors.

The largest tenant based on underwritten base rent is the New York State Office of Temporary & Disability Assistance (“OTDA”) (68,791 SF; 45.5% of NRA; 45.6% of UW Base Rent). The OTDA seeks to help vulnerable New Yorkers meet their essential needs and to provide housing, employment, and nutrition opportunities for those in need. Specific functions of the OTDA include: providing temporary cash assistance; providing assistance in paying for food; providing heating assistance; overseeing New York State’s child support enforcement program; determining certain aspects of

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: 105 WEST 125TH STREET

eligibility for Social Security Disability benefits; supervising homeless housing and services programs; and providing assistance to certain immigrant populations.

The second largest tenant based on underwritten base rent is Neighborhood Defender (32,396 SF; 21.4% of NRA; 19.8% of UW Base Rent). Founded in Harlem, New York in 1990, the Neighborhood Defender Service (“NDS”) is a public defense service that is comprised of a team of criminal and civil attorneys, social workers, investigators, paralegals, law school students, social work interns, and pro bono attorneys. The firm works on behalf of its clients to identify and address the underlying issues that entangle them with the criminal justice system. NDS’s ultimate objective is to leverage its suite of resources to help its clients remove themselves from the criminal justice system altogether.

The third largest tenant based on underwritten base rent is the Children’s Aid Society (22,826 SF; 15.1% of NRA; 16.1% of UW Base Rent). Founded in 1853, the Children’s Aid Society seeks to help underprivileged children in poverty succeed through comprehensive support in targeted high-needs New York City neighborhoods. The organization’s services include preschool, community school, and after school programs for those at risk. The Children’s Aid Society is comprised of teachers, social workers, coaches, and healthcare providers that seek to transform the lives of New York’s disadvantaged youth.

■	COVID-19 Update. As of June 8, 2021, the 105 West 125th Street Loan is not subject to any modification or forbearance request. The first payment date for the 105 West 125th Street Loan is July 6, 2021.

The following table presents certain information relating to the tenants at the 105 West 125th Street Property:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant NRA	% of NRA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
NYS Office of Temp & Disability Insurance	AA+ / Aa2 / AA+	68,791	45.5%	$3,102,474	45.6%	$45.10	1/31/2029	None
Neighborhood Defender	NR / NR / NR	32,396	21.4	1,347,216	19.8	41.59	3/31/2031	None
Children’s Aid Society(2)	NR / NR / NR	22,826	15.1	1,095,648	16.1	48.00	8/31/2034	None
NYS Gaming Commission	AA+ / Aa2 / AA+	14,373	9.5	648,222	9.5	45.10	1/31/2029	None
Sheltering Arms	NR / NR / NR	12,930	8.5	606,676	8.9	46.92	12/31/2025	2, 5-year options
All Tenants		151,316	100.0%	$6,800,236	100.0%	$44.94
Vacant		0	0.0%	NAP	NAP	NAP
Total / Wtd. Avg. All Owned Tenants		151,316	100.0%	$6,800,236	100.0%	$44.94

(1)	Based on the rent roll dated April 1, 2021.

(2)	Children’s Aid Society has the right to terminate its space (22,826 SF) effective at any time after September 2025 with notice to the landlord and payment of a termination fee.

The following table presents certain information relating to the lease rollover schedule at the 105 West 125th Street Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned NRA	% of Owned NRA	Cumulative % of Owned NRA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	0	0.0%	0.0%	$0	0.0%	$0.00	0
2022	0	0.0%	0.0%	$0	0.0%	$0.00	0
2023	0	0.0%	0.0%	$0	0.0%	$0.00	0
2024	0	0.0%	0.0%	$0	0.0%	$0.00	0
2025	12,930	8.5%	8.5%	$606,676	8.9%	$46.92	1
2026	0	0.0%	8.5%	$0	0.0%	$0.00	0
2027	0	0.0%	8.5%	$0	0.0%	$0.00	0
2028	0	0.0%	8.5%	$0	0.0%	$0.00	0
2029	83,164	55.0%	63.5%	$3,750,696	55.2%	$45.10	2
2030	0	0.0%	63.5%	$0	0.0%	$0.00	0
2031	32,396	21.4%	84.9%	$1,347,216	19.8%	$41.59	1
2032 & Thereafter	22,826	15.1%	100.0%	$1,095,648	16.1%	$48.00	1
Vacant	0	0.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	151,316	100.0%		$6,800,236	100.0%	$44.94	5

(1)	Based on the underwritten rent roll dated April 1, 2021.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: 105 WEST 125TH STREET

The following table presents certain information relating to historical leasing at the 105 West 125th Street Property:

Historical Leased %(1)

	2018	2019	2020	As of 4/1/2021(2)
Owned Space	100.0%	85.9%	97.5%	100.0%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise

(2)	Based on the underwritten rent roll dated April 1, 2021.

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the 105 West 125th Street Property:

Cash Flow Analysis(1)

	2018	2019	2020	Underwritten(2)	Underwritten $ per SF
Base Rent	$5,969,586	$6,211,235	$6,449,016	$6,800,236	$44.94
Rent Steps(3)	0	0	0	306,169	2.02
Reimbursements	741,858	532,410	596,598	643,477	4.25
Other Revenue	326,032	347,900	274,130	256,538	1.70
Vacancy & Credit Loss(4)	0	(787,640)	(619,226)	(383,534)	(2.53)
Effective Gross Income	$7,037,476	$6,303,904	$6,700,518	$7,622,885	$50.38

Real Estate Taxes	35,589	38,887	37,695	36,857	$0.24
Insurance	46,402	77,380	88,963	147,015	$0.97
Management Fee	110,198	98,472	106,602	228,687	$1.51
Other Operating Expenses	2,133,919	2,140,805	2,121,226	2,237,307	$14.79
Total Operating Expenses	$2,326,108	$2,355,543	$2,354,486	$2,649,865	$17.51

Net Operating Income	$4,711,368	$3,948,361	$4,346,033	$4,973,020	$32.87
TI/LC	0	0	0	491,737	3.25
Replacement Reserves	0	0	0	37,829	0.25
Net Cash Flow	$4,711,368	$3,948,361	$4,346,033	$4,443,454	$29.37

Occupancy	100.0%	85.9%	97.5%	95.2%
NOI Debt Yield(5)	10.5%	8.8%	9.7%	11.1%
NCF DSCR(6)	3.33x	2.79x	3.07x	3.14x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for underwritten cash flow.

(2)	Based on the underwritten rent roll dated April 1, 2021.

(3)	Represents 12 months of rent steps.

(4)	Represents an underwritten economic vacancy of 4.8%.

(5)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the 105 West 125th Street Loan.

(6)	Based on the interest only debt service payments of the 105 West 125th Street Loan.

■	Appraisal. According to the appraisal, the 105 West 125th Street Property has an “as is” appraised value of $72,300,000 as of April 29, 2021.

■	Environmental Matters. According to a Phase I environmental report, dated May 6, 2021, there are no recognized environmental conditions or recommendations for further action at the 105 West 125th Street Property.

■	Market Overview and Competition. The 105 West 125th Street Property is located in New York, New York. It is part of the New York City-Jersey City-White Plains metro area (New York City Metro). The immediate neighborhood around the 105 West 125th Street Property is conveniently located to public transit and area roadways; primary access is provided by West 125th Street, Adam Clayton Powell Jr. Boulevard, and Malcolm X Boulevard (Lenox Avenue). These are two-way, four-lane major, signal controlled, inter-neighborhood streets, providing access to the north and south of Manhattan and to the east and the west side of Upper Manhattan. Harlem 125th Street is a major retail corridor in the Harlem/North Manhattan submarket, with connectivity to MTA’s metro north station and Harlem River Drive in the east. The 105 West 125th Street Property’s neighborhood is a commercial area with relatively easy access to the rest of Manhattan, with commercial needs driven by local and regional tenancy. According to the appraisal dated May 25, 2021, there is about 690,000 SF of office space under-construction in Harlem/North Manhattan, the most space under construction in more than a decade. This represents a continuation of new development in the submarket, which had already seen 76,000 SF deliver over the past three years.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: 105 WEST 125TH STREET

The following chart displays six office lease comparables for the 105 West 125th Street Property. Comparable leases range in size from 1,000 SF to 68,970 SF. Initial asking rents at the comparable properties ranged between $43.50 and $55.00 per SF with a weighted average of approximately $45.68 per SF. The 105 West 125th Street Property has an in-place rent of $45.10 per SF.

Summary of Comparable Office Leases(1)

Property Name	Tenant Name	Tenant Leased Space (SF)	Lease Sign Date	Lease Term (years)	Base Rent Per SF
105 West 125th Street, New York, NY	NYS Office of Temp & Disability Assistance	68,791	Feb 2004(2)	25.0(2)	$45.10(2)
2017 1st Avenue, New York, NY	East Harlem Scholars Academy	68,970	Jan 2021	15.0	$43.50
51 East 125th Street, New York, NY	Off Market Houses LLC & Joshua Adler	1,500	Aug 2020	7.0	$40.00
617 West 181st Street, New York, NY	Adult Social	14,859	Aug 2019	10.0	$55.00
286 Lenox Avenue, New York, NY	Child Mind Institute	4,489	Jun 2019	10.3	$47.00
286 Lenox Avenue, New York, NY	Visiting Nurse Services	9,070	Jun 2019	10.0	$47.00
306 West 106th Street, New York, NY	City Births	1,000	Feb 2019	10.0	$48.00

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated April 1, 2021.

■	The Borrower. The borrower is 125th Street Office Center LLC, a single purpose entity and Delaware limited liability company with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 105 West 125th Street Loan. David Werner and Lloyd Goldman are the borrower sponsors and non-recourse carveout guarantors.

■	Escrows. At loan origination, the borrower deposited (i) approximately $42,281 into a reserve for certain unfunded obligations, (ii) approximately $297 into an insurance reserve, (iii) approximately $21,500 into a tax reserve and (iv) approximately $37,950 into an immediate repairs reserve.

Tax Reserve - On each due date, the borrower is required to fund 1/12 of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period.

Office Sublease Rents Reserve - On each due date during the continuance of a 105 West 125th Street Trigger Period or a 105 West 125th Street Rollover Reserve Period, the borrower is required to fund 1/12 of the office sublease rents that the lender reasonably estimates will be payable over the next-ensuing 12-month period.

Insurance Reserve - On each due date, the borrower is required to fund 1/12 of the insurance premiums that the lender reasonably estimates will be payable over the next-ensuing 12-month period.

Capital Expenditures Reserve – On each due date, the borrower is required to fund a capital expenditure reserve in the amount of approximately $3,152.

TI/LC Reserve - On each due date during the period from and including the first due date in fiscal year 2026 through and including the last due date occurring in fiscal year 2027, the borrower is required to fund a TI/LC reserve in the amount of approximately $25,219.

■	Lockbox and Cash Management. The 105 West 125th Street Loan is structured with a hard lockbox and springing cash management. The borrower was required to deliver tenant direction letters to all tenants of the 105 West 125th Street Property to directly deposit all rents into a lender-controlled lockbox account. In addition, the borrower is required to cause all cash revenues relating to the 105 West 125th Street Property and all other money received by the borrower or the property manager with respect to the 105 West 125th Street Property (other than tenant security deposits) to be deposited into such lockbox account or a lender-controlled cash management account within one business day of receipt thereof. On each business day that no 105 West 125th Street Trigger Period, or event of default under the 105 West 125th Street Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day that a 105 West 125th Street Trigger Period or an event of default under the 105 West 125th Street Loan is continuing, all funds in the lockbox account are required to be swept into the lender-controlled cash management account.

During the continuance of a 105 West 125th Street Trigger Period or an event of default under the 105 West 125th Street Loan, all amounts on deposit in the cash management account after payment of debt service, required reserves and budgeted operating expenses are required to be deposited into (a) a rollover reserve if occurring during the continuance

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: 105 WEST 125TH STREET

of a 105 West 125th Street Rollover Period or (b) an excess cash flow reserve account as additional collateral for the 105 West 125th Street Loan.

“105 West 125th Street Trigger Period” means each period beginning when (a) the debt yield, determined as of the first day of any fiscal quarter, is less than 9% and ending when the debt yield, determined as of the first day of each of two consecutive fiscal quarters thereafter, is equal to or greater than 9%, (b) the financial reports required under the 105 West 125th Street Loan documents are not delivered to the lender as and when required (subject to any applicable notice and cure periods) and ending when such reports are delivered and they indicate, in fact, that no 105 West 125th Street Trigger Period is ongoing, (c) for so long as any tenant under a Major Lease is in monetary default or other material default (beyond any applicable notice and cure period) or (d) for so long as any tenant under a Major Lease (i) goes dark (other than a tenant that has (or has a lease guarantor that has) a long-term credit rating of BBB- or higher by S&P or Baa3 by Moody’s), (ii) is the subject of a bankruptcy or similar proceeding, (iii) has given to the borrower notice of tenant’s intention to exercise a termination right (provided, that a notice given to the borrower of tenant’s intention to not make required payments will be deemed a notice of termination), (iv) has not renewed its least at least 12 months prior to the scheduled lease expiration date or (v) has given the borrower its intent to vacate its leased premises or forego a renewal option (provided that a 105 West 125th Street Trigger Period with respect to this clause (v) will commence upon the earlier of (x) 12 months prior to the expiration date of such lease and (y) the last date upon which such tenant is entitled to deliver notice of its renewal option); provided, further, that such 105 West 125th Street Trigger Period will immediately terminate with respect to clause (c) and (d) upon the ceasing of the occurrence of such condition that resulted in such 105 West 125th Street Trigger Period or the space demised under such Major Lease being replaced by a qualifying replacement lease, rent commencement has occurred and all leasing commissions and tenant improvement costs have been paid or remitted to the lender for deposit in the unfunded obligations reserve in accordance with the 105 West 125th Street Loan documents.

“105 West 125th Street Rollover Reserve Period” means the period commencing on January 31, 2028, if a 105 West 125th Street Rollover Termination Event has not occurred, and ending upon the subsequent occurrence of a 105 West 125th Street Rollover Termination Event.

“105 West 125th Street Rollover Termination Event” means, with respect to each of the Neighborhood Defender lease or the OTDA lease, that either (i) the borrower and the tenant under such lease have entered into a renewal of such lease which is (x) for an extended term of at least five years beyond the scheduled expiration date set forth in such lease in effect as of loan origination, (y) for a rental amount during the new term of such lease no less than the rental amount in place under such lease immediately prior to renewal and (z) otherwise on market terms, or (ii) borrower has entered into one or more qualifying replacement leases (a) with respect to at least 75% of the premises by rentable square footage collectively demised under such lease, (b) with a tenant that is in occupancy, (c) for which all TI/LC costs and other related costs have been paid and all free rent periods have expired and (d) after taking into account the rent under such qualifying replacement leases, the debt yield is not less than 11.25%.

A “Major Lease” means any lease that (i) when aggregated with all other leases at the 105 West 125th Property with the same tenant (or other tenants who control, are controlled by, or are under common control with such tenant), and assuming the exercise of all expansion rights and all preferential rights to lease additional space contained in such lease, is expected to demise more than 30,000 NRA, (ii) contains an option or preferential right to purchase all or any portion of the 105 West 125th Property, (iii) is a person who controls, is controlled by or is under common control with the borrower as tenant or (iv) is entered into during the continuance of an event of default 105 West 125th Street Loan.

■	Property Management. The 105 West 125th Street Property is managed by BLDG Management Company, Inc., an affiliate of the borrower.

■	Ground Lease. The 105 West 125th Street Property is subject to a ground sublease, which expires in May 2076. Annual rent is an amount equal to $233,989.10 subject to escalations in an amount equal to 7.5% every five years; provided, however, that in 2028 and 2053, the ground rent will increase in an amount equal to the greater of (i) 7.5% and (ii) 10% of the fair market value of the land as calculated according to the ground lease sublease. The rent payment comprises approximately 3.0% of in-place effective gross revenue. The ground sublessor is the Empire State Development Corporation (“ESDC”), which is a New York State corporate governmental agency. ESDC is the fee owner of one of the underlying fee parcels on which the 105 West 125th Street Property is located and ground leases the other two underlying fee parcels from the New York State Office of General Services, which is a New York State agency. ESDC leases its fee and leasehold interests to itself under an intervening lease, which intervening lease was submitted to a subleasehold condominium regime. The 105 West 125th Street Property is a leasehold interest in a condominium

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: 105 WEST 125TH STREET

unit created under the subleasehold condominium. The 105 West 125th Street Property is currently exempt from ad valorem property taxes as a result of the ownership of the interests in the 105 West 125th Property by state agencies. Instead, the 105 West 125th Street Property is currently subject to a Business Improvement District tax. The ESDC does not have the ability to unilaterally transfer its interest in the intervening lease, reducing the risk of a change in the tax status of the 105 West 125th Street Property. The appraisal projects the ground rent will increase to approximately $270,000, which represents the minimum 7.5% increase, during the fair market value reset in November 2028.

■	Condominium Structure. The 105 West 125th Street Property is comprised of the office component of a mixed-use subleasehold condominium regime that also includes two non-collateral retail condominium units located in two interconnected buildings. The borrower holds a 50% ownership interest in the related common elements and has the right to elect two of the five members of the related condominium board but does not control the condominium board. Pursuant to the related condominium documents, the borrower does generally have consent rights over any major decision impacting only the building in which the office component is located. All other decisions, including any amendment to the condominium documents, generally require the consent of unit owners holding at least an 80% aggregate interest in the related common elements.

■	Current Mezzanine or Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Subordinate Secured Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the 105 West 125th Street Property, as well as 18 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA or a subsequent statute is no longer in effect, then the borrower’s requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: O’REILLY AUTO PARTS PORTFOLIO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: O’REILLY AUTO PARTS PORTFOLIO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: O’REILLY AUTO PARTS PORTFOLIO

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	56		Loan Seller		GACC
Location (City/State)	Various / Various		Cut-off Date Principal Balance		$41,000,000
Property Type	Retail		Cut-off Date Principal Balance per SF		$100.94
Size (SF)	406,186		Percentage of Initial Pool Balance		3.7%
Total Occupancy as of 6/6/2021	100.0%		Number of Related Mortgage Loans		None
Owned Occupancy as of 6/6/2021	100.0%		Type of Security		Fee Simple
Year Built / Latest Renovation	Various / Various		Mortgage Rate(2)		4.34700%
Appraised Value(1)	$72,600,000		Original Term to Maturity (Months)(2)		120
Appraisal Date	2/11/2021		Original Amortization Term (Months)(2)		NAP
Borrower Sponsor	WRS Advisors IV LLC		Original Interest Only Period (Months)(2)		120
Property Management	Self-Managed		First Payment Date		5/6/2021
			Anticipated Repayment Date(2)		4/6/2031
			Final Maturity Date(2)		4/6/2036
Underwritten Revenues	$4,165,307
Underwritten Expenses	$122,592		Escrows(3)
Underwritten Net Operating Income (NOI)	$4,042,715			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,042,715		Taxes	$0	Springing
Cut-off Date LTV Ratio(1)	56.5%		Insurance	$0	Springing
Maturity Date LTV Ratio(1)(2)	56.5%		Replacement Reserve	$0	Springing
DSCR Based on Underwritten NOI / NCF	2.24x / 2.24x		TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.9% / 9.9%		Other(4)	$7,957,024	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$41,000,000	100.0%	Loan Payoff	$11,844,621	28.9%
			Upfront Reserves	7,957,024	19.4
			Closing Costs	1,850,568	4.5
			Return of Equity	19,347,787	47.2

Total Sources	$41,000,000	100.0%	Total Uses	$41,000,000	100.0%

(1)	The Appraised Value represents the aggregate “As Is Portfolio” appraised value of the O’Reilly Auto Parts Portfolio Properties (as defined below) of $72,600,000 including an approximately 2.9% portfolio premium. The aggregate “as-is” appraised value without the portfolio premium is $70,550,000. The Cut-off Date LTV Ratio and Maturity Date LTV Ratio are calculated on the basis of the “As Portfolio” appraised value. Excluding the portfolio premium, the Cut-off Date LTV Ratio and Maturity Date LTV Ratio on the basis of the aggregate “as-is” appraised value are both 58.1%. The appraisal also concluded to an “As Dark” appraised value of $44,550,000 which equates to a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 92.0%. See “—Appraisal” below.

(2)	The O’Reilly Auto Parts Portfolio Loan is structured with an Anticipated Repayment Date (“ARD”) of April 6, 2031 and a final maturity date of April 6, 2036. After the ARD, the interest rate will increase by 4.00% over the greater of (x) 4.34700%, and (y) (1) the ten-year offered side swap rate in effect on the ARD plus (2) 2.75%. The metrics presented above are calculated based on the ARD.

(3)	See “—Escrows” below.

(4)	Other Escrows includes a zoning and condemnation reserve (which has been released) and a debt service reserve.

■	The Mortgage Loan. The mortgage loan (the “O’Reilly Auto Parts Portfolio Loan”) is evidenced by a promissory note in the original principal amount of $41,000,000 and is secured by first mortgages encumbering the borrower’s fee simple interests in a portfolio of 56 single tenant retail properties located across six states (each, an "O’Reilly Auto Parts Portfolio Property" and collectively, the “O’Reilly Auto Parts Portfolio Properties”). The O’Reilly Auto Parts Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $41,000,000 and represents approximately 3.7% of the Initial Pool Balance.

The O’Reilly Auto Parts Portfolio Loan was originated by Ladder Capital Finance LLC on March 19, 2021. GACC acquired the mortgage note and has re-underwritten such mortgage loan in accordance with the procedures described under “Transaction Parties—The Sponsors and the Mortgage Loan Sellers—German American Capital Corporation” in the Preliminary Prospectus. The borrower utilized the proceeds of the O’Reilly Auto Parts Portfolio Loan to refinance existing debt on the O’Reilly Auto Parts Portfolio Properties, fund reserves, pay origination costs and return equity to the borrower sponsor.

The O’Reilly Auto Parts Portfolio Loan had an initial term to the ARD of 120 months and has a remaining term to the ARD of 118 months as of the Cut-off Date. The O’Reilly Auto Parts Portfolio Loan requires interest-only payments until the ARD, and thereafter requires a constant monthly payment of principal and interest computed by the lender using the Initial Interest Rate (as defined below) and sufficient to amortize the outstanding principal balance of the O’Reilly Auto Parts Portfolio Loan over the five-year period between the ARD and the final maturity date. The O’Reilly Auto Parts Portfolio Loan has an interest rate per annum of (i) prior to the ARD, 4.34700% (the “Initial Interest Rate”) and (ii) from and after the ARD, 4.00% plus the greater of (x) the Initial Interest Rate and (y) the 10-year offered side swap rate in effect on the ARD plus 2.75%, as determined by the lender in good faith (the “Adjusted Interest Rate”); provided that if the foregoing would result in an interest rate in excess of the maximum rate permitted by applicable law, the Adjusted Interest Rate will be limited to the maximum rate permitted by applicable law. However, interest accruing at the excess

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: O’REILLY AUTO PARTS PORTFOLIO

of the Adjusted Interest Rate over the Initial Interest Rate (“Excess Interest”) will be deferred, and will not be payable until the principal of the O’Reilly Auto Parts Portfolio Loan is paid in full.

Voluntary prepayment of the O’Reilly Auto Parts Portfolio Loan is prohibited prior to January 6, 2031. At any time after the second anniversary of the closing date of the Benchmark 2021-B27 securitization, the O’Reilly Auto Parts Portfolio Loan may be defeased in whole, but not in part, with direct, non-callable obligations of the United States of America or other non-callable “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(ii), as amended.

■	COVID-19 Update. As of June 3, 2021, the tenants at the O’Reilly Auto Parts Portfolio Properties are current on rent and have not missed any payments throughout the COVID-19 pandemic. The O’Reilly Auto Parts Portfolio Loan is not subject to any modification or forbearance requests. The O’Reilly Auto Parts Portfolio Loan is current on debt service as of June 6, 2021.

■	The Mortgaged Properties. The O’Reilly Auto Parts Portfolio Loan is secured by 56 stand-alone retail properties totaling 406,186 SF in Oklahoma (20), Missouri (13), Iowa (8), Kansas (6), Nebraska (6) and Arkansas (3). The O’Reilly Auto Parts Portfolio Properties were developed between 1994 and 2000.

The O’Reilly Auto Parts Portfolio is 100% leased by O'Reilly Automotive Stores, Inc. (“Tenant”) under a single master lease. The master lease benefits from the investment grade credit rating of its parent company, O'Reilly Automotive Inc. (Moody's / S&P: Baa1 / BBB) via the Tenant and five lease guarantees from each of O’Reilly Auto Parts, Inc.’s significant subsidiaries. The lease was originally executed in December 2000 in connection with a sale-leaseback transaction between the Tenant and a joint venture between the borrower sponsor and a third party (which was subsequently bought out), and had an initial expiration of December 31, 2021. In December 2020, the Tenant extended the lease for 15 years through December 31, 2036. This extension included a 17% increase in base rent to $10.06 PSF. The extension is structured with a 5% rent increase after the first five years and no further increases for the remainder of the term. The lease provides for free rent for the Tenant through December 2021. See “Escrows” below.

O’Reilly Automotive, Inc. (NASDAQ: ORLY) is an American auto parts retailer that provides automotive aftermarket parts, tools, supplies, equipment, and accessories in the United States serving both the professional service providers and do-it-yourself customers. O’Reilly Automotive, Inc. was founded in 1957 and currently has 5,660 stores in 47 U.S. states and 22 ORMA stores in Mexico. In the fiscal year 2020, total revenue increased approximately 14% year-over-year to $11.60 billion. Over the same period, the net income increased approximately 26% year-over-year to $1.75 billion.

In 2020, the 56-stores in the O’Reilly Auto Parts Portfolio generated weighted average sales of $3.03 million ($400 PSF) per store, approximately 47.3% above the corporate average of $2.06 million ($277 PSF). The weighted average sales of $3.03 million ($400 PSF) per store represents a 7.3% increase over the O’Reilly Auto Parts Portfolio's weighted average store sales of $2.82 million ($373 PSF) in 2019.

The Tenant has a right of first offer with respect to the O’Reilly Auto Parts Portfolio Properties. Pursuant to the terms of the lease and a subordination and non-disturbance agreement, such right is not exercisable in connection with any foreclosure or deed in-lieu of foreclosure under the O’Reilly Auto Parts Portfolio Loan and will not survive a foreclosure or a deed-in-lieu of foreclosure.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: O’REILLY AUTO PARTS PORTFOLIO

The following table presents certain information relating to the O’Reilly Auto Parts Portfolio Properties:

Portfolio Summary – Top 20

Property Name	City, State	Year Built	Total SF(1)	Occupancy(1)	Allocated Loan Amount	As-Is Appraised Value(2)
12517 E US 40 Hwy	Independence, MO	1995	6,776	100.0%	$1,480,391	825,000
1525 Cornhusker	Lincoln, NE	1997	6,442	100.0%	$1,070,152	1,230,000
4600 NE Vivion Rd	Kansas City, MO	1996	6,718	100.0%	$1,050,287	1,175,000
202 N Perkins Rd	Stillwater, OK	1995	7,976	100.0%	$1,021,181	1,570,000
201-209 S 81 Hwy	Duncan, OK	1997	8,216	100.0%	$990,712	1,450,000
701 Richmond Ave	Ottumwa, IA	1998	9,576	100.0%	$966,321	1,690,000
10108 NE 23rd St	Oklahoma City, OK	1996	5,716	100.0%	$963,365	830,000
2130 Martin Luther King Jr Pky	Des Moines, IA	1997	9,576	100.0%	$944,546	1,270,000
10700 N Rockwell Ave	Oklahoma City, OK	1998	6,384	100.0%	$930,069	1,210,000
223 N Walton Blvd	Bentonville, AR	2000	8,776	100.0%	$893,674	1,350,000
4635 S Broadway	Wichita, KS	1997	6,618	100.0%	$876,767	990,000
802 W Owen K Garriott Rd	Enid, OK	1994	7,150	100.0%	$861,274	1,690,000
2219 S Seneca St	Wichita, KS	1996	13,976	100.0%	$850,822	2,350,000
2445 SW 29th	Oklahoma City, OK	1994	5,036	100.0%	$840,603	1,510,000
3540 S Broadway	Edmond, OK	1995	8,258	100.0%	$830,802	1,470,000
1105 W Britton Rd	Oklahoma City, OK	1994	5,016	100.0%	$811,178	850,000
1315 W Broadway	Ardmore, OK	1998	6,918	100.0%	$803,295	2,290,000
1109 S Air Depot Rd	Midwest City, OK	1995	5,576	100.0%	$802,577	1,100,000
1020 N Main St	Altus, OK	1998	6,240	100.0%	$799,600	1,180,000
1516 S Main(3)	Maryville, MO	1996	6,667	100.0%	$797,298	1,125,000
Subtotal			147,611	100.0%	$18,584,915	$27,155,000
Remaining Properties			258,575	100.0%	$22,415,085	$43,395,000
Total / Wtd. Avg.			406,186	100.0%	$41,000,000	$70,550,000

(1)	Based on the underwritten rent roll as of June 6, 2021.

(2)	The aggregate “as-is” appraised value does not include the portfolio premium. The “As Is Portfolio” appraised value including the premium is $72,600,000.

(3)	The 1516 S. Main property was subject to a dedication of 1,184 square feet of land for the purpose of a road expansion by the town of Maryville, Missouri.

The following table presents certain information relating to the tenants at the O’Reilly Auto Parts Portfolio Properties:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options(3)
O’Reilly Automotive Stores, Inc.(4)	NR/Baa1/BBB	406,186	100.0%	$4,086,405	100.0%	$10.06	12/31/2036	Various
Total / Wtd. Avg.		406,186	100.0%	$4,086,405	100.0%	$10.06
Vacant		0	0.0%	0
Total / Wtd. Avg. All Owned Tenants		406,186	100.0%	$4,086,405

(1)	Based on the underwritten rent roll dated June 6, 2021.

(2)	Ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.

(3)	The lease includes two additional extension options: (i) one, 10 year option with a 5% rent increase based on the prior term and subsequently a 4% rent increase after the first five years of the extension and (ii) one, five year option through December 31, 2051, with a 4.0% rent increase based on the prior term.

(4)	The lease provides for free rent through December 31, 2021. See “Escrows” below.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: O’REILLY AUTO PARTS PORTFOLIO

The following table presents certain information relating to the lease rollover schedule at the O’Reilly Auto Parts Portfolio, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	0	0.0%	0.0%	$0	0.0%	$0.00	0
2022	0	0.0%	0.0%	$0	0.0%	$0.00	0
2023	0	0.0%	0.0%	$0	0.0%	$0.00	0
2024	0	0.0%	0.0%	$0	0.0%	$0.00	0
2025	0	0.0%	0.0%	$0	0.0%	$0.00	0
2026	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	0	0.0%	0.0%	$0	0.0%	$0.00	0
2029	0	0.0%	0.0%	$0	0.0%	$0.00	0
2030	0	0.0%	0.0%	$0	0.0%	$0.00	0
2031	0	0.0%	0.0%	$0	0.0%	$0.00	0
2032 & Thereafter	406,186	100.0%	100.0%	$4,086,405	100.0%	$10.06	1
Vacant	0	0.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	406,186	100.0%		$4,086,405	100.0%	$10.06	1

(1)	Based on the underwritten rent roll as of June 6, 2021.

The following table presents certain information relating to historical leasing at the O’Reilly Auto Parts Portfolio Properties:

Historical Leased %(1)

2018	2019	2020	As of 6/6/2021(2)
100.0%	100.0%	100.0%	100.0%

(1)	Historical occupancies are as of December 31 of each respective year unless indicated otherwise.

(2)	Based on the in-place rent roll as of June 6, 2021.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the O’Reilly Auto Parts Portfolio Properties:

Cash Flow Analysis(1)(2)

	2018	2019	2020	Underwritten	Underwritten $ Per SF
Base Rent	$3,480,466	$3,480,466	$3,480,466	$4,086,405	$10.06
Rent Steps(3)	$0	$0	$0	85,133	$0.21
Reimbursements	0	0	0	122,592	$0.30
Vacancy & Credit Loss	0	0	0	(128,824)	($0.32)
Effective Gross Revenue	$3,480,466	$3,480,466	$3,480,466	$4,165,307	$10.25

Real Estate Taxes	$0	$0	$0	$0	$0.00
Insurance	0	0	0	0	$0.00
Management Fee	0	0	0	122,592	$0.30
Other Operating Expenses	0	0	0	0	$0.00
Total Operating Expenses(4)	$0	$0	$0	$122,592	$0.30

Net Operating Income(5)	$3,480,466	$3,480,466	$3,480,466	$4,042,715	$9.95
Replacement Reserves	0	0	0	0	$0.00
Net Cash Flow	$3,480,466	$3,480,466	$3,480,466	$4,042,715	$9.95

Occupancy	100.0%	100.0%	100.0%	97.0%
NOI Debt Yield	8.5%	8.5%	8.5%	9.9%
NCF DSCR	1.93x	1.93x	1.93x	2.24x

(1)	Certain items such as straight line rent (except as described in footnote (3)), interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flows are based on in-place rent rolls as of June 6, 2021.

(3)	Represents the straight line rent steps of the Tenant. The parent company of the Tenant, O’Reilly Automotive, Inc. has an investment grade rating.

(4)	The O’Reilly Auto Parts Portfolio is under one NNN master lease to the Tenant. The lease is absolute triple net with the Tenant responsible for real estate taxes, maintenance, insurance and utilities.

(5)	The increase in Base Rent and Net Operating Income from 2020 to underwritten is due to the increase in rent under the renewal lease entered into in December 2020.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: O’REILLY AUTO PARTS PORTFOLIO

■	Appraisal. According to the appraisals, the O’Reilly Auto Parts Portfolio Properties had an “As Is Portfolio” appraised value of $72,600,000 as of February 11, 2021, which reflects an approximately 2.9% portfolio premium. The aggregate “as-is” appraised value of the O’Reilly Auto Parts Portfolio Properties without the portfolio premium is $70,550,000, which equates to a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 58.1%. The appraisal also concluded to an “As Dark” appraised value of $44,550,000 which equates to a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 92.0%.

■	Environmental Matters. According to the Phase I environmental reports, dated February 18, 2021, there are six recognized environmental conditions across the O’Reilly Auto Parts Portfolio Properties. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

■	Market Overview and Competition. The O’Reilly Auto Parts Portfolio Loan is secured by 56 properties located across Oklahoma (20), Missouri (13), Iowa (8), Kansas (6), Nebraska (6) and Arkansas (3) and within multiple submarkets.

The following highlights the market occupancies and base rents for the primary markets in which the O’Reilly Auto Parts Portfolio Properties are located:

Competitive Set(1)

Submarket	Occupancy	Market Rent	# of Properties	% of Total
Oklahoma City, OK	92.8%	$13.29/SF	20	38.0%
Kansas City, MO	94.1%	$13.38/SF	13	22.6%
Des Moines, IA	95.7%	$13.20/SF	8	13.2%
Omaha, NE	93.7%	$13.03/SF	6	10.8%
Wichita, KS	94.4%	$11.97/SF	6	10.1%
Northwest Arkansas, AR	94.9%	$15.26/SF	3	5.3%

(1)	Source: Appraisal.

■	The Borrower. The borrower is Carpar Property I, LLC, a Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the O’Reilly Auto Parts Portfolio Loan. The non-recourse carveout guarantor and borrower sponsor under the O’Reilly Auto Parts Portfolio Loan is WRS Advisors IV LLC.

WRS Advisors IV LLC, an affiliate of William L. Mack, Richard J. Mack and Stephen F. Mack, is the borrower sponsor and non-recourse carveout guarantor of the O’Reilly Auto Parts Portfolio Loan. The borrowing entity is majority owned and controlled by the Mack family and its affiliates (75%) and Samuel L. Ashner of the Ashner family and affiliates (20%). The remaining 5% of the borrowing entity is owned by Lee Neibart, who has served as senior partner and chairman of global real estate for Ares.

The Mack family has over 60 years of real estate experience and founded the Mack Real Estate Group (“MREG”). MREG is an integrated developer, operator, investor and lender with offices and affiliates across major markets of the United States. In 2014, MREG established a development program that quickly grew to 5,000+ Class-A apartments in primary U.S. coastal cities including New York, Miami, Los Angeles, Seattle and Portland. By 2014, MREG launched Mack Real Estate Credit Strategies, L.P. (MRECS), a diversified real estate debt platform that engages in loan originations, co-originations and acquisitions, with investments across the real estate credit spectrum including first mortgage, mezzanine, commercial mortgage backed securities and preferred equity.

The Ashner family has over 40 years of experience owning and operating real estate companies, having served in executive roles at 13 different companies, many of which were NYSE listed. These companies include Winthrop Realty Trust, a NYSE listed real estate investment trust and Winthrop Capital Partners, L.P., a vertically integrated real estate firm, which has acquired real estate, including 85,000 apartment units, 50 million SF of office, retail, and industrial assets and 1,000 hotel rooms.

■	Escrows. At origination, the borrower funded (i) a zoning and condemnation reserve in the amount of $6,150,000 and (ii) a debt service reserve in the amount of approximately $1,807,024. The borrower and the lender entered into a letter agreement acknowledging that the conditions to release of the zoning and condemnation reserve have been satisfied, and the lender released the funds in such reserve to the borrower. Funds in the debt service reserve are required to be released monthly in the amount of $150,585.31 into the cash management account to be applied in the same manner as rents. In addition, the borrower provided to the lender a letter of credit (the “Free Rent Differential Letter of Credit”)

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: O’REILLY AUTO PARTS PORTFOLIO

in the amount of $2,279,381.28, which represents the difference between the aggregate free rent set forth in the master lease and the amount on deposit in the debt service reserve. When all free rent periods under the master lease have expired, and the Tenant is open for business and conducting normal business operations at substantially all its leased premises, and the lender has received an acceptable estoppel from either the tenant or the borrower, (i) so long as no Cash Sweep Event is continuing, the Free Rent Differential Letter of Credit is required to be released to the borrower, and (ii) any remaining amount in the debt service reserve is required to be released into the cash management account to be applied in the same manner as rents.

The borrower will not be required to make monthly deposits into the tax, insurance and capital expenditures reserves, so long as (i) the master lease is in full force and effect, (ii) the master lease expressly obligates the Tenant to, as applicable (a) directly pay taxes to the applicable governmental authority, (b) maintain insurance coverage conforming to the lender’s requirements and (c) maintain and repair the O’Reilly Auto Parts Portfolio Properties, (iii) the Tenant does make such payments or perform such obligations, (iv) no event of default has occurred and is continuing and (v) no default has occurred and is continuing beyond any applicable notice and/or cure periods under the master lease. If the conditions are not satisfied with respect to the applicable reserve, the borrower is required to deposit, as applicable, (i) 1/12 of the estimated annual real estate taxes, (ii) 1/12 of the estimated annual insurance premiums and (iii) initially, zero (but subject to increase if determined necessary by the lender to maintain proper operation of the properties), into a capital expenditure reserve.

■	Lockbox and Cash Management. The O’Reilly Auto Parts Portfolio Loan is structured with a hard lockbox and in place cash management. The borrower is required to cause all tenants to transmit all rents directly to the lockbox account, and if the borrower or property manager receives any rents or other revenues, to transmit such rents or revenues to the lockbox account within one business day of receipt. Funds in the lockbox account are required to be swept on each business day into a lender controlled cash management account and applied in accordance with the loan agreement, provided no event of default exists, to the payment of (a) the required deposits into the tax reserve if any, (b) the required deposits into the insurance reserve, if any, (c) monthly debt service at the Initial Interest Rate, (d) the required payment into the capital expenditure reserve, if any, (e) to pay any default interest, late payment charges or similar amounts, (f) to make deposits into an operating expense account for monthly operating expenses in accordance with the annual budget (which is required to be reasonably approved by the lender during a Cash Sweep Event), as well as taxes, insurance premiums, utility costs, property management fees not to exceed 3% of monthly gross revenue and other expenses approved by the lender, (g) on and after the ARD, to repay the outstanding principal balance of the O’Reilly Auto Parts Portfolio Loan, until paid in full, (h) on and after the ARD, to pay to the lender Excess Interest, until paid in full and (i) then, all amounts remaining in the Cash Management Account after deposits for items (a) through (h) above (the “Excess Cash Flow”) must be applied (x) during the continuance of a Cash Sweep Event (other than a Cash Sweep Event caused solely by a Capped Sublease Trigger Event) into an excess cash flow reserve to be held as additional collateral for the O’Reilly Auto Parts Portfolio Loan, (y) during the continuance of a Capped Sublease Trigger Event (provided no other Cash Sweep Event exists), into the excess cash flow account until the balance in the Excess Cash Flow Account is equal to or greater than the Annual Rent Cap (as defined below), and thereafter disbursed to the borrower, and (z) provided no Cash Sweep Event is then in effect, to disburse to the borrower all Excess Cash Flow.

A “Cash Sweep Event” means the occurrence of (i) an event of default, (ii) an event of default under the management agreement, (iii) a Cash Sweep Significant Tenant Trigger Event (as defined below), (iv) a Cash Sweep DSCR Trigger Event (as defined below) or (v) the ARD.

A Cash Sweep Event will end upon (i) with respect to clause (i) above, the date an event of default is cured and such cure is accepted by the lender; (ii) with respect to clause (ii) above, (a) the date the event of default under the management agreement has been cured to the lender’s satisfaction, or (b) the date the borrower has entered into a replacement management agreement with a qualified manager; (iii) with respect to clause (iii) above, the date the Cash Sweep Significant Tenant Trigger Event is cured; and (iv) with respect to clause (iv) above, the date the Cash Sweep DSCR Trigger Event is cured.

A “Cash Sweep Significant Tenant Trigger Event” means the date on which any Significant Tenant (as defined below), or in the case of clauses (iii) and (iv), any Significant Tenant or its parent company or lease guarantor (i) vacates, surrenders or ceases to conduct its business operations (“go dark”) at seven or more individual properties or notifies the borrower or manager that it intends to “go dark” at seven or more individual properties (a “Go Dark Trigger Event”); (ii) sublets 25% or more of its total demised premises at the O’Reilly Auto Parts Portfolio Properties or (b) notifies borrower or manager that it intends to sublet 25% or more of its total demised premises at the O’Reilly Auto Parts Portfolio Properties (provided that the term “sublet” excludes any sublet to a lessee entity that is majority owned by the parent company, O’Reilly Automotive Inc. as expressly permitted pursuant to the master lease) (a “Sublease Trigger

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: O’REILLY AUTO PARTS PORTFOLIO

Event”), (iii) becomes insolvent or a debtor in any bankruptcy action; (iv) has its senior unsecured debt rating downgraded below “BB+” by S&P or the equivalent of such rating by any other rating agency; or (v) if at any time there is a material tenant default under the terms of the master lease or any replacement lease of any individual property.

A Cash Sweep Significant Trigger Event will end upon (i) with respect to clauses (i) and (ii) above, (a) the date on which the Significant Tenant has reopened for business and conducted normal business operations at 50 or more of the individual properties and is paying full unabated rent under its lease, for two consecutive quarters, (b) a Re-tenanting Event (as defined below) has occurred, or (c) the Go Dark/Sublease Trigger Event Letter of Credit Cure Conditions (as defined below) have been satisfied; (ii) with respect to clause (iii) above, the date on which the applicable Significant Tenant or such Significant Tenant’s parent company becomes solvent to lender’s satisfaction for two consecutive quarters or is no longer a debtor in any bankruptcy action or a replacement tenant acceptable to the lender has assumed the lease and the lender has received an acceptable estoppel from Significant Tenant or replacement tenant, as applicable; (iii) with respect to clause (iv) above, the date on which the senior unsecured debt rating of the applicable Significant Tenant or such Significant Tenant’s parent company has been restored to at least “BB+” by S&P or the equivalent of such rating by any other rating agency and maintained for two consecutive quarters; and (iv) with respect to clause (v) above, (a) the date the default has been cured and no other default has occurred for a period of two consecutive quarters following such cure or (b) a Re-tenanting Event has occurred.

A “Capped Sublease Trigger Event” means the date on which a Sublease Trigger Event has occurred which affects less than 33% of such Significant Tenant’s total demised premises at the O’Reilly Auto Parts Portfolio Properties.

A “Cash Sweep DSCR Trigger Event” means the debt service coverage ratio is less than 1.50x. A Cash Sweep DSCR Trigger Event will end when the debt service coverage ratio is at least 1.75x for two consecutive quarters.

A “Significant Tenant” means any tenant under a lease which, either individually, or when taken together with any other lease with such tenant or its affiliates covers more than 25% of the total rentable square feet at the O’Reilly Auto Parts Portfolio Properties.

A “Re-tenanting Event” means the lender’s receipt of evidence that the borrower has entered into a new lease or leases with a replacement tenant acceptable to the lender for the previously occupied premises in accordance with the terms of the loan agreement, and (i) that each tenant under any such replacement lease has accepted possession and is in occupancy of, and is open for business and conducting normal business operations at, all of the space demised under the lease and is paying full, unabated rent in accordance with the lease, (ii) that the rents payable under any such replacement lease are no less than 100% of the rents under the lease being replaced and (iii) that all landlord obligations under any such replacement lease have been duly performed, completed and paid for, such evidence to include, without limitation, a fully-executed lease and an acceptable tenant estoppel certificate from each such tenant.

A “Go Dark/Sublease Trigger Event Letter of Credit Cure Conditions” means the borrower will have provided to the lender a letter or letters of credit, as applicable, which meet all applicable requirements set forth in the loan documents and in an amount equal to (i) with respect to a Capped Sublease Trigger Event, the “Annual Rent Cap” (an amount equal to the aggregate sum of all base annual rent due and payable pursuant to the master lease for the 12 calendar month period commencing with the first full calendar month after the occurrence of the applicable Capped Sublease Trigger Event (assuming for the free rent period in 2021 that 2021 rent is equal to 2022 rent)), (ii) with respect to any Go Dark Trigger Event and/or Sublease Trigger Event other than a Capped Sublease Trigger Event, the sum of (i) the projected excess cash flow for the 12 calendar months immediately succeeding the occurrence of the Go Dark/Sublease Trigger Event (for the purpose of calculating the projected excess cash flow, such 12 calendar month period will be deemed to commence with the first full calendar month after the occurrence of the Go Dark/Sublease Trigger Event and will hereinafter be referred to as the “Initial Go Dark/Sublease LOC Period”) and (ii) for so long as the Go Dark/Sublease Trigger Event is continuing, no later than five days prior to the expiration of the then-existing Go Dark/Sublease LOC Period, the projected excess cash flow for each succeeding Go Dark/Sublease LOC Period, if and to the extent applicable (each such Letter of Credit, a “Go Dark/Sublease Trigger Letter of Credit”). For purposes of this clause (i), “Go Dark/Sublease LOC Period” will mean the Initial Go Dark/Sublease LOC Period and each subsequent 12 calendar month period thereafter succeeding the Initial Go Dark/Sublease LOC Period, as applicable.

■	Property Management. The O’Reilly Auto Parts Portfolio Properties are self-managed.

■	Release of Collateral. Not permitted.

■	Current Mezzanine or Subordinate Secured Indebtedness. None.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: O’REILLY AUTO PARTS PORTFOLIO

■	Terrorism Insurance. Terrorism insurance is not required to be obtained for the O’Reilly Auto Parts Portfolio Properties so long as the master lease is in full force and effect and will remain in full force and effect following a casualty, the Tenant remains fully liable under the master lease, and the Tenant maintains insurance coverage (other than terrorism insurance) in accordance with the requirements under the loan agreement (except that the Tenant’s insurance may provide for a property deductible of up to $500,000 and may be provided by an AM Best rated company). If such conditions are not satisfied, the borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the O’Reilly Auto Parts Portfolio Properties, as well as 18 months of rental loss and/or business interruption coverage. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: U-HAUL SAC 20

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: U-HAUL SAC 20

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: U-Haul SAC 20

Mortgaged Property Information
Number of Mortgaged Properties	8
Location (City/State)	Various / Various
Property Type	Self Storage
Size (SF)(1)	359,998
Total Occupancy as of 4/1/2021(2)	91.8%
Owned Occupancy as of 4/1/2021(2)	91.8%
Year Built / Latest Renovation(3)	Various / Various
Appraised Value	$68,470,000
Appraisal Date	Various
Borrower Sponsor	Blackwater Investments, Inc.
Property Management	Various

Underwritten Revenues	$6,152,394
Underwritten Expenses	$1,773,542
Underwritten Net Operating Income (NOI)	$4,378,852
Underwritten Net Cash Flow (NCF)	$4,326,978
Cut-off Date LTV Ratio(4)	59.1%
Maturity Date LTV Ratio(4)	40.3%
DSCR Based on Underwritten NOI / NCF(4)	1.97x / 1.94x
Debt Yield Based on Underwritten NOI / NCF(4)	10.8% / 10.7%

Mortgage Loan Information
Loan Seller		JPMCB
Cut-off Date Principal Balance		$40,500,000
Cut-off Date Principal Balance per SF		$112.50
Percentage of Initial Pool Balance		3.7%
Number of Related Mortgage Loans		None
Type of Security	`	Fee
Mortgage Rate		2.69200%
Original Term to Maturity (Months)(5)		121
Original Amortization Term (Months)		300
Original Interest Only Period (Months) (5)		1
First Payment Date(5)		7/1/2021
Anticipated Repayment Date(4)		7/1/2031
Final Maturity Date(4)		7/1/2041

Escrows(6)
	Upfront	Monthly
Taxes	$230,529	Springing
Insurance	$0	Springing
Replacement Reserve	$30,386	Springing
Deferred Maintenance	$137,356	$0
Other	$207,500	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$40,500,000	100.0%	Loan Payoff	$22,377,399	55.3%
			Principal Equity Distribution	16,891,519	41.7
			Closing Costs	625,310	1.5
			Reserves	605,772	1.5
Total Sources	$40,500,000	100.0%	Total Uses	$40,500,000	100.0%

(1)	Size (SF) is exclusive of 491 U-Box units totaling 19,640 SF.
(2)	Calculated based on unit count as of the April 2021 rent roll, excluding 491 U-Box units totaling 19,640 SF.
(3)	See “Portfolio Summary & Unit Mix” table herein.

(4)	The U-Haul SAC 20 Loan (as defined below) is structured with an anticipated repayment date (“ARD”) of July 1, 2031 and final maturity date of July 1, 2041. From and after the ARD, in the event the U-Haul SAC 20 Loan is not paid-off on or before the ARD, the U-Haul SAC 20 Loan accrues interest at a fixed rate equal to the greater of (i) 5.69200% and (ii) the 10-year swap yield as of the ARD plus 4.02000%, subject to a cap of 7.69200%. Cut-off Date LTV Ratio, Maturity Date LTV Ratio, DSCR Based on Underwritten NOI / NCF and Debt Yield Based on Underwritten NOI / NCF are calculated based on the initial term interest rate and the assumption the loan is repaid as of the ARD.

(5)	Under the terms of the related underlying mortgage loan documents, the First Payment Date is in August 2021; however, JPMCB will contribute an Initial Interest Deposit Amount to the Issuing Entity on the Closing Date in connection with payment of one-month’s interest that would have accrued on the U-Haul SAC 20 Loan at the related Net Mortgage Rate with respect to the July 2021 payment date. As such, the Original Term to Maturity (Months), Original Interest Only Period (Months) and First Payment Date have been adjusted to account for a First Payment Date in July 2021 as is reflected in Annex A-1 to the Preliminary Prospectus.
(6)	See “—Escrows” below.

▀	The Mortgage Loan. The mortgage loan (the “U-Haul SAC 20 Loan”) is secured by a first mortgage encumbering the borrower’s fee simple interest in a portfolio of eight self storage properties comprised of 4,504 units totaling 359,998 SF across seven states (collectively, the “U-Haul SAC 20 Properties”). The U-Haul SAC 20 Loan, has an outstanding principal balance as of the Cut-off Date of $40,500,000 and represents approximately 3.7% of the Initial Pool Balance. The U-Haul SAC 20 Loan was originated by JPMCB on June 2, 2021. The proceeds of the U-Haul SAC 20 Loan were used to refinance the U-Haul SAC 20 Properties, pay closing costs, fund upfront reserves and return equity to the borrower sponsor. The collateral was previously securitized in the MSC 2012-C4 transaction.

The U-Haul SAC 20 Loan Combination has an initial term of 120 months and a remaining term of 120 months as of the Cut-off Date. The U-Haul SAC 20 Loan Combination will amortize on a 25-year schedule. Under the terms of the U-Haul SAC 20 Loan documents, the first payment date is in August 2021. JPMCB will contribute an initial interest deposit amount to the issuing entity on the Closing Date in connection with payment of one-month’s interest that would have accrued on the U-Haul SAC 20 Loan at the related Net Mortgage Rate with respect to the July 2021 payment date. Provided that no event of default has occurred and is continuing under the U-Haul SAC 20 Loan documents, the borrowers have the option to defease the U-Haul SAC 20 Loan in whole (or in part, as described in “Release of Collateral” herein), at any time after the date that is two years after the closing date of the of the Benchmark 2021-B27 securitization. The U-Haul SAC 20 Loan Combination is prepayable without penalty on or after May 1, 2031.

The U-Haul SAC 20 Loan is structured with an ARD of July 1, 2031 and a final maturity date of July 1, 2041. Prior to the ARD, the U-Haul SAC 20 Loan accrues interest at a fixed rate of 2.69200% per annum. From and after the ARD, in the event the U-Haul SAC 20 Loan is not paid-off on or before the ARD, the U-Haul SAC 20 Loan accrues interest at a fixed rate equal to the greater of (i) 5.69200% and (ii) the 10-year swap yield as of the ARD plus 4.02000%, subject to a cap of 7.69200% (the “Extension Term Interest Rate”). Additionally, from and after the ARD, all excess cash flow will be swept into a lender controlled account and applied (i) first, to interest in an amount equal to the interest that would accrue at the initial term interest rate (without adjustment for Accrued Interest, as defined herein), (ii) second, to the reduction of principal until the entire outstanding principal balance has been paid in full, and (iii) third, to the payment

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: U-Haul SAC 20

of Accrued Interest until all Accrued Interest has been paid in full. Interest accrued at the Extension Term Interest Rate and not paid pursuant to the preceding sentence will be added to the outstanding principal balance of the U-Haul SAC 20 Loan and accrue interest at the Extension Term Interest Rate (such accrued interest referred to as, “Accrued Interest”).

▀	COVID-19 Update. As of June 1, 2021, the U-Haul SAC 20 Properties are open and operating (and remained so throughout the COVID-19 pandemic). The U-Haul SAC 20 Loan is not subject to any modification or forbearance requests. The first payment date under the U-Haul SAC 20 Loan documents is in August 2021.

▀	The Mortgaged Property. The U-Haul SAC 20 Properties are comprised of eight U-Haul branded properties containing a total of 4,504 traditional storage units (359,998 SF) and 491 U-Box units (19,640 SF). The U-Haul SAC 20 Properties range in size from 17,500 to 119,379 SF and are managed by affiliates of AMERCO. AMERCO is the largest U.S. “do-it-yourself” moving and storage company. Founded in 1945, the company operates as the holding company for business dealings that involve U-Haul International, Inc. (“U-Haul”). U-Haul has a network of 2,065 company-operated retail moving stores and over 20,100 independent U-Haul dealers.

The U-Haul SAC 20 Properties are located across seven states, with the largest presence in Atlanta, Georgia (one property, 38.7% of ALA), Lemon Grove, California (one property, 13.9% of ALA) and Toms River, New Jersey (one property, 9.4% of ALA), with the remaining five properties (38.0% of ALA) located across four different states. The U-Haul SAC 20 Properties were built between 1950 and 1982. For the trailing 12-month period ending May 1, 2021, the U-Haul SAC 20 Properties were approximately 90.9% occupied by unit count. As of April 2021, based on the in-place rent roll, the U-Haul SAC 20 Properties were 91.8% occupied based on unit count.

The following table presents certain information relating to the U-Haul SAC 20 Properties:

Portfolio Summary & Unit Mix

Property Name	City/State	Allocated Cut-off Date Loan Amount	% of ALA	Appraised Value	Year Built/ Renovated	Total Storage Units(1)	Occupancy (Units)(1)	Total SF	Occupancy (SF)	Average Monthly Rent Per Unit
U-Haul At Peters St	Atlanta, GA	$15,657,002	38.7%	$26,470,000	1950 / 1978	1,619	87.6%	119,379	89.4%	$100
U-Haul of Lemon Grove	Lemon Grove, CA	$5,613,333	13.9%	$9,490,000	1961 / NAP	528	96.6%	24,825	97.2%	$124
U-Haul At Route 37	Toms River, NJ	$3,827,005	9.4%	$6,470,000	1954 / 2000	354	98.0%	27,926	97.9%	$118
U-Haul At Airline Blvd	Portsmouth, VA	$3,690,960	9.1%	$6,240,000	1969 / 2002	398	97.5%	34,811	96.2%	$117
U-Haul Of Arlington	Arlington, TX	$3,637,725	9.0%	$6,150,000	1979 / NAP	610	83.1%	52,687	90.8%	$98
U-Haul At Main & Lindsay	Mesa, AZ	$3,259,165	8.0%	$5,510,000	1978 / NAP	404	98.0%	41,100	99.0%	$111
U-Haul At San Pedro	San Antonio, TX	$3,194,100	7.9%	$5,400,000	1970 / NAP	416	94.5%	41,770	93.5%	$136
U-Haul of Bend	Bend, OR	$1,620,710	4.0%	$2,740,000	1982 / NAP	175	98.9%	17,500	99.0%	$123
Total / Wtd. Avg.		$40,500,000	100.0%	$68,470,000		4,504	91.8%	359,998	93.5%	$111

(1)	Based on the rent roll as of April 2021.

The following table presents certain information relating to historical leasing at the U-Haul SAC 20 Properties:

Historical Leased %(1)

Property Name	2015	2016	2017	2018	2019	2020	TTM May 1, 2021
U-Haul At Peters St	88.6%	91.8%	93.2%	93.7%	93.3%	91.0%	89.6%
U-Haul of Lemon Grove	94.0%	94.8%	93.8%	92.3%	91.8%	87.0%	91.2%
U-Haul At Route 37	88.6%	87.8%	92.1%	88.9%	90.1%	90.9%	96.8%
U-Haul At Airline Blvd	88.5%	80.8%	82.3%	83.5%	87.1%	88.2%	93.8%
U-Haul Of Arlington	93.8%	92.2%	89.5%	78.4%	76.8%	79.7%	81.4%
U-Haul At Main & Lindsay	93.1%	90.3%	90.8%	89.3%	95.3%	92.9%	95.7%
U-Haul At San Pedro	96.8%	97.1%	94.2%	91.4%	96.1%	95.4%	94.1%
U-Haul of Bend	95.3%	93.0%	92.8%	93.8%	92.0%	95.0%	96.8%
Wtd. Avg.	91.4%	91.3%	91.6%	89.6%	90.5%	89.5%	90.9%

(1)	Historical occupancies are based on occupied units as of the trailing 12-months ending on December 1 of each respective year unless otherwise indicated. 2015 figures are based on trailing nine-months ending December 1, 2015, as earlier data was not made available by the borrower.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: U-Haul SAC 20

Demographic Summary %(1)

Property Name	City, State	1-mile Population	3-mile Population	5-mile Population	1-mile Avg. Household Income	3-mile Avg. Household Income	5-mile Avg. Household Income
U-Haul At Peters St	Atlanta, GA	19,396	172,472	347,881	$46,225	$82,776	$90,575
U-Haul of Lemon Grove	Lemon Grove, CA	24,466	216,561	550,162	$85,874	$81,339	$82,029
U-Haul At Route 37	Toms River, NJ	10,056	70,176	148,005	$93,074	$100,671	$93,298
U-Haul At Airline Blvd	Portsmouth, VA	11,118	76,816	154,408	$59,977	$69,073	$76,001
U-Haul Of Arlington	Arlington, TX	16,293	105,247	274,156	$78,285	$77,314	$75,634
U-Haul At Main & Lindsay	Mesa, AZ	21,643	158,412	351,284	$60,120	$75,183	$77,722
U-Haul At San Pedro	San Antonio, TX	13,301	131,589	342,132	$58,338	$79,007	$69,985
U-Haul of Bend	Bend, OR	6,494	37,175	86,274	$106,439	$99,774	$96,273
Wtd. Avg.(2)		17,367	144,391	322,128	$64,763	$82,300	$84,547

(1)	Based on the related property appraisals.

(2)	Wtd. Avg. calculated based on the respective allocated loan amount for the individual properties.

▀	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the U-Haul SAC 20 Properties:

Cash Flow Analysis

	2018	2019	2020	TTM 4/30/2021	Underwritten	Underwritten $ Per SF
Base Rent(1)	$4,526,181	$4,580,105	$4,588,839	$4,715,353	$4,715,353	$1,046.93
Vacancy Loss & Credit Loss	0	0	0	0	0	$0.00
Other Income	1,296,660	1,209,857	1,379,348	1,437,041	$1,437,041	$319.06
Effective Gross Revenue	$5,822,841	$5,789,961	$5,968,187	$6,152,394	$6,152,394	$1,365.98

Real Estate Taxes	$453,135	$454,841	$465,642	$468,144	$468,144	$103.94
Insurance	33,932	$16,782	26,007	26,007	$42,847	$9.51
Management Fee	349,370	347,398	358,091	369,144	369,144	$81.96
Other Operating Expenses	850,531	$835,978	887,197	893,407	$893,407	$198.36
Total Operating Expenses	$1,686,969	$1,654,999	$1,736,937	$1,756,702	$1,773,542	$393.77

Net Operating Income	$4,135,872	$4,134,962	$4,231,250	$4,395,692	$4,378,852	$972.21
Replacement Reserves	0	0	0	0	$51,874	$11.52
Net Cash Flow	$4,135,872	$4,134,962	$4,231,250	$4,395,692	$4,326,978	$960.70

Occupancy(2)	89.6%	90.5%	89.5%	90.9%	90.9%
NOI Debt Yield	10.2%	10.2%	10.4%	10.9%	10.8%
NCF DSCR	1.86x	1.86x	1.90x	1.97x	1.94x

(1)	Base Rent underwritten to the trailing 12-month net rental income as of April 2021 with no gross up for vacant units.

(2)	Historical occupancies are based on units as of trailing 12-months ending on December 1 of each respective year unless otherwise indicated.

▀	Appraisal. According to the appraisals, the U-Haul SAC 20 Properties had an aggregate “as-is” appraised value of $68,470,000 as of various dates in April 2021.

▀	Environmental Matters. According to the Phase I environmental reports dated as of April 15, 2021, there are no recognized environmental conditions or recommendations for further action at the U-Haul SAC 20 Properties.

▀	The Borrower. The borrower is 20 SAC, LLC, a Delaware limited liability company structured to be a special purpose bankruptcy-remote entity, having two independent directors in its organization structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the U-Haul SAC 20 Loan.

The borrower sponsor and non-recourse carveout guarantor is Blackwater Investments, Inc. (the “Guarantor”), which controls substantially all of the equity interest in SAC Holdings Corporation (“SAC”). SAC was established in order to acquire and develop self-storage properties. SAC acquires, owns, holds, manages, transfers, sells, assigns, mortgages and pledges real property, including but not limited to commercial self-storage rental units. Blackwater Investments, Inc. is owned and controlled by Mark V. Shoen, a significant stockholder of AMERCO.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: U-Haul SAC 20

▀	Escrows. At loan origination, the borrower deposited (i) a tax reserve in the amount of $230,529, (ii) an environmental reserve in the amount of $207,500, (iii) a deferred maintenance reserve in the amount of $137,356 and (ii) a replacement reserve in the amount of approximately $30,386.

Tax Reserve – On each due date, the borrower is required to deposit into a tax reserve, on a monthly basis, 1/12 of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period. The borrower’s obligation to deposit monthly reserves in the tax account is waived so long as (i) no event of default has occurred and (ii) amounts sufficient to pay taxes for six months have been deposited and maintained in the applicable account.

Insurance Reserve – On each due date, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12 of the amount that the lender estimates will be necessary to cover premiums over the then succeeding 12-month period. The borrower’s obligation to deposit monthly reserves in the insurance account is waived so long as (i) no event of default has occurred and (ii) the borrower has provided satisfactory evidence that all insurance premiums have been paid with respect to an acceptable blanket insurance policy.

Replacement Reserve – On each due date, the borrower is required to deposit into a replacement reserve an amount equal to approximately $5,064 for replacement reserves, subject to a cap of approximately $30,386.

▀	Lockbox and Cash Management. The U-Haul SAC 20 Loan is structured with a soft lockbox and springing cash management. The borrower and/or property manager, as applicable, are required to deposit all amounts constituting rents (including rents derived from an After Acquired Leasehold Property (as defined below)) into a lender controlled lockbox account within three business days of receipt. To the extent no Cash Sweep Period (as defined below) is continuing, all funds in the lockbox account are required to be transferred to or at the direction of the borrower. Following the occurrence and during the continuance of a Cash Sweep Period, all funds in the lockbox account are required to be swept each business day to a segregated cash management account under the control of the lender and disbursed in accordance with the U-Haul SAC 20 Loan documents. To the extent there is a Cash Sweep Period continuing, all excess cash flow after payment of debt service, required reserves and operating expenses are required to be held as additional collateral for the U-Haul SAC 20 Loan. The lender has been granted a first priority security interest in the cash management account.

A “Cash Sweep Period” means each period commencing on the occurrence of a Cash Sweep Event (as defined below) and continuing until the earlier of the payment date next occurring following the related Cash Sweep Event Cure (as defined below) or payment in full of all principal and interest on the U-Haul SAC 20 Loan.

A “Cash Sweep Event” means the occurrence of (i) an event of default, (ii) the date on which the debt service coverage ratio for two consecutive calendar quarters (as calculated in the U-Haul SAC 20 Loan documents and based on the trailing 12-month period immediately preceding the date of determination) is less than 1.15x (a “DSCR Trigger Event”), (iii) a bankruptcy or insolvency event of the property manager, (iv) an Extension Term Trigger Event (as defined below) or (v) the borrower’s failure to provide timely evidence of payment of taxes or insurance.

An “Extension Term Trigger Event” means the date that is 60 days prior to the ARD, if the U-Haul SAC 20 Loan has not been repaid in full.

A “Cash Sweep Event Cure” means (a) with respect to clause (i) above, the acceptance by the lender of a cure of such event of default, (b) with respect to clause (ii) above, achievement of a debt service coverage ratio (as calculated in the U-Haul SAC 20 Loan documents and based on the trailing 12-month period immediately preceding the date of determination) of at least 1.15x for four consecutive quarters, (c) with respect to clause (iii) above, the date on which the borrower enters into a replacement management agreement with a qualified manager or (d) with respect to clause (v) above, the borrower has provided evidence of payment of taxes or has provided evidence of insurance; provided, (1) a Cash Sweep Event Cure may occur no more than a total of five times in the aggregate during the term of the U-Haul SAC 20 Loan and (2) the borrower will have paid all of the lender’s reasonable expenses incurred in connection with such Cash Sweep Event Cure. The borrower will have no right to cure a Cash Sweep Event caused by (x) an event of default caused by a bankruptcy action of the borrower or (y) an Extension Term Trigger Event.

▀	Property Management. The U-Haul SAC 20 Properties are managed by affiliates of AMERCO.

▀	Current Mezzanine or Subordinate Indebtedness. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: U-Haul SAC 20

▀	Permitted Future Mezzanine or Secured Subordinate Indebtedness. None permitted.

▀	Release of Collateral. In connection with the borrower’s election to defease less than all of the U-Haul SAC 20 Loan (a “Partial Defeasance Event”), if the requirements related to a Partial Defeasance Event as set forth in the U-Haul SAC 20 Loan documents have been satisfied, the borrower may obtain the release of the applicable individual U-Haul SAC 20 Property (each, an “Individual Property”) from the lien of the mortgage thereon (and related U-Haul SAC 20 Loan documents) upon the satisfaction of certain conditions set forth in the U-Haul SAC 20 Loan documents, including, without limitation, the following conditions: (a) the borrower pays 125% of the U-Haul SAC 20 Loan amount allocated to the Individual Property being released, (b) the resulting debt service coverage ratio, based on the trailing 12-month period immediately preceding such release, is equal to or greater than the greater of (i) the 1.93x or (ii) the debt service coverage ratio as of the last day of the calendar month that precedes the release date for all of the U-Haul SAC 20 Properties that were subject to the liens of the mortgage as of that date; (c) the resulting debt yield based on the trailing 12-month period immediately preceding such release is equal to or greater than the greater of (i) the 10.60% or (ii) the debt yield ratio as of the last day of the calendar month that precedes the release date for all of the U-Haul SAC 20 Properties that were subject to the liens of the mortgage as of that date; (d) the Individual Property to be released must be conveyed to a person other than the borrower or an entity owned by the borrower; and (e) upon release of the applicable Individual Property, the customary REMIC rules are satisfied. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—Partial Releases—Property Releases; Partial Defeasance” in the Preliminary Prospectus for additional information.

▀	After Acquired Adjacent Property. Provided no event of default has occurred and is continuing under the U-Haul SAC 20 Loan documents, the borrowers have the right to acquire the fee simple estate in vacant land that is adjacent and contiguous to an existing individual U-Haul SAC 20 Property (an “After Acquired Adjacent Property”), provided that the lender has received, among other things: (a) a title insurance policy insuring the lien of the applicable mortgage encumbering the After Acquired Adjacent Property; (b) a settlement statement indicating that such After Acquired Adjacent Property was acquired without debt; (c) an environmental report showing no hazardous materials or risk of contamination at the adjacent property; (d) a REMIC opinion acceptable to the rating agencies; and (e) a confirmation from the rating agencies that such After Acquired Adjacent Property will not result in a withdrawal, qualification or downgrade of the respective ratings in effect immediately prior to such acquisition for the certificates that are then outstanding. Any such After Acquired Adjacent Property will be encumbered by the lien of the mortgage on the related U-Haul SAC 20 Property. The U-Haul SAC 20 Loan documents include a carve-out for any losses resulting from the acquisition of any After Acquired Adjacent Property. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—Additions” in the Preliminary Prospectus for additional information.

▀	After Acquired Leasehold Property. Provided no event of default has occurred and is continuing under the U-Haul SAC 20 Loan documents, the borrowers have the right to acquire a leasehold estate in property that is operated as a storage facility, but that is not contiguous to an existing U-Haul SAC 20 Property (an “After Acquired Leasehold Property”), provided that the lender has received, among other things: (a) confirmation that such After Acquired Leasehold Property is owned in fee simple by an affiliate of the Guarantor; (b) an environmental report showing no hazardous materials or risk of contamination at the adjacent property; (c) a REMIC opinion acceptable to the rating agencies; and (d) a confirmation from the rating agencies that such After Acquired Leasehold Property will not result in a withdrawal, qualification or downgrade of the respective ratings in effect immediately prior to such acquisition for the certificates that are then outstanding. Any such After Acquired Adjacent Property will be encumbered by the lien of the mortgage on the related Mortgaged Properties. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—Additions” in the Preliminary Prospectus for additional information.

▀	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the U-Haul SAC 20 Properties, as well as 18 months of business income insurance, together with a six-month extended period of indemnity following restoration. For so long as the Terrorism Risk Insurance Program Reauthorization Act of 2015 or subsequent statute, reauthorization, extension thereof (“TRIPRA”) is in effect and continues to cover both foreign and domestic acts, the lender will accept terrorism insurance with coverage against acts which are “certified” within the meaning of TRIPRA. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #11: 335 West 16th Street

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CREFI
Location (City/State)	New York, New York	Cut-off Date Balance	$39,000,000
Property Type	Office	Cut-off Date Balance per SF	$709.09
Size (SF)	55,000	Percentage of Initial Pool Balance	3.6%
Total Occupancy as of 6/6/2021	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 6/6/2021	100.0%	Type of Security	Fee
Year Built / Latest Renovation	1920 / 2000	Mortgage Rate	3.92000%
Appraised Value	$64,400,000	Original Term to Maturity (Months)	120
Appraisal Date	4/27/2021	Original Amortization Term (Months)	NAP
Borrower Sponsors	David Fine and Itzhak Levi	Original Interest Only Period (Months)	120
Property Management	Self-Managed	First Payment Date	7/6/2021
Maturity Date	6/6/2031

Underwritten Revenues	$3,226,969
Underwritten Expenses	$96,809	Escrows
Underwritten Net Operating Income (NOI)	$3,130,160	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,119,160	Taxes	$0	Springing
Cut-off Date LTV Ratio	60.6%	Insurance	$0	Springing
Maturity Date LTV Ratio	60.6%	Replacement Reserves	$0	$917
DSCR Based on Underwritten NOI / NCF	2.02x / 2.01x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.0% / 8.0%	Other(1)	$442,504	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$39,000,000	100.0%	Loan Payoff(2)	$28,848,548	74.0%
Return of Equity	8,679,133	22.3
Closing Costs	1,029,815	2.6
Upfront Reserves	442,504	1.1
Total Sources	$39,000,000	100.0%	Total Uses	$39,000,000	100.0%

(1)	Upfront other reserves includes a (i) $242,504 Rent Reserve and a (ii) $200,000 Certificate of Occupancy Reserve.

(2)	Loan Payoff includes defeasance costs for previously securitized debt in the CGCMT 2014-GC19 securitization trust.

▀	COVID-19 Update. As of June 6, 2021, the 335 West 16th Street property is open and operating. Chelgram (SVA) / ADT is current on rent and has not missed any payments throughout the COVID-19 pandemic. Students with private studio time are allowed into their studios on a scheduled basis, and the School of Visual Arts expects to resume in-person instruction during the upcoming fall semester. As of June 6, 2021, the 335 West 16th Street loan is not subject to any modification or forbearance requests. The first payment date of the 335 West 16th Street loan is July 6, 2021.

The following table presents certain information relating to the sole tenant at the 335 West 16th Street property (the “335 West 16th Street Property”):

Sole Tenant Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration(4)	Renewal / Extension Options
Chelgram (SVA) / ADT	A- / NR / A-	55,000	100.0%	$3,300,000	100.0%	$60.00	6/30/2042	None
Total Occupied		55,000	100.0%	$3,300,000	100.0%	$60.00
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg.		55,000	100.0%	$3,300,000	100.0%	$60.00

(1)	Based on the underwritten rent roll dated June 6, 2021.

(2)	Credit Ratings are those of Tyco International who has guaranteed the lease between 335 West 16th Street, LLC and either (a) ADT LLC, (b) Tyco Integrated Security LLC , formerly known as ADT Security Services LLC, successor-by-conversion to ADT Security Services, Inc., and its successors, (c) Tyco International Ltd., and its successors, and (d) Tyco Electronics Corporate Holdings, Inc., successor to Tyco International (US), Inc., and its successors. The lease commenced on July 24, 2001, expires on July 31, 2022, and is subsequently followed by the direct lease to Chelgram Holding Corporation which commences on August 1, 2022 with an expiration date of June 30, 2042.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include underwritten contractual rent steps of $320,123 effective August 1, 2022 upon the commencement of the direct lease between 335 West 16th Street, LLC and Chelgram Holding Corporation.

(4)	The borrower, 335 West 16th Street, LLC, and Chelgram Holding Corporation executed a April 1, 2018 lease for 100% of the premises commencing August 1, 2022 and expiring June 30, 2042.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #11: 335 West 16th Street

The following table presents certain information relating to the lease rollover schedule at 335 West 16th Street Property, based on the initial lease expiration date:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	0	0.0	0.0%	$0	0.0%	$0.00	0
2022	0	0.0	0.0%	$0	0.0%	$0.00	0
2023	0	0.0	0.0%	$0	0.0%	$0.00	0
2024	0	0.0	0.0%	$0	0.0%	$0.00	0
2025	0	0.0	0.0%	$0	0.0%	$0.00	0
2026	0	0.0	0.0%	$0	0.0%	$0.00	0
2027	0	0.0	0.0%	$0	0.0%	$0.00	0
2028	0	0.0	0.0%	$0	0.0%	$0.00	0
2029	0	0.0	0.0%	$0	0.0%	$0.00	0
2030	0	0.0	0.0%	$0	0.0%	$0.00	0
2031	0	0.0	0.0%	$0	0.0%	$0.00	0
2032 & Thereafter	55,000	100.0	100.0%	$3,300,000	100.0%	$60.00	1
Vacant	0	0.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	55,000	100.0%		$3,300,000	100.0%	$60.00	1

(1)	Based on the underwritten rent roll dated June 6, 2021.

(2)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include underwritten contractual rent steps of $320,123 effective August 1, 2022 upon the commencement of the direct lease to Chelgram Holding Corporation.

The following table presents certain information relating to historical leasing at the 335 West 16th Street Property:

Historical Leased %(1)

2019	2020	As of 6/6/2021(2)
100.0%	100.0%	100.0%

(1)	As provided by the borrower and reflects year-end occupancy for the indicated year ended July 31 unless specified otherwise.

(2)	Based on the underwritten rent roll dated June 6, 2021.

▀	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 335 West 16th Street Property:

Cash Flow Analysis(1)

	TTM 7/31/2019	TTM 7/31/2020	Underwritten	Underwritten $ per SF
Base Rent(2)	$2,781,747	$2,879,108	$2,979,877	$54.18
Contractual Rent Steps(3)	0	0	320,123	5.82
Reimbursements	0	0	96,809	1.76
Vacancy & Credit Loss	0	0	(169,840)	(3.09)
Effective Gross Revenue	$2,781,747	$2,879,108	$3,226,969	$58.67
Total Operating Expenses	0	0	96,809	1.76
Net Operating Income	$2,781,747	$2,879,108	$3,130,160	$56.91
TI/LC	0	0	0	0.00
Replacement Reserves	0	0	11,000	0.20
Net Cash Flow	$2,781,747	$2,879,108	$3,119,160	$56.71

Occupancy	100.0%	100.0%	95.0%
NOI Debt Yield	7.1%	7.4%	8.0%
NCF DSCR	1.79x	1.86x	2.01x

(1)	Certain items such as interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Based on the underwritten rent roll dated as of June 6, 2021.

(3)	Represents rent steps commencing on August 1, 2022 upon the commencement of the direct lease between 335 West 16th Street, LLC and Chelgram Holding Corporation.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #12: CULVer City Fee

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CREFI
Location (City/State)	Culver City, California	Cut-off Date Balance		$33,000,000
Property Type(1)	Other	Cut-off Date Balance per SF		$294.12
Size (SF)	112,199	Percentage of Initial Pool Balance		3.0%
Total Occupancy as of 6/6/2021	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/6/2021	100.0%	Type of Security		Fee
Year Built / Latest Renovation	NAP / NAP	Mortgage Rate		3.74000%
Appraised Value(2)	$57,800,000	Original Term to Maturity (Months)		120
Appraisal Date	2/26/2021	Original Amortization Term (Months)		NAP
Borrower Sponsor	Hooman Nissani and Sharen Golshan	Original Interest Only Period (Months)		120
Property Management	Self-Managed	First Payment Date		7/6/2021
		Maturity Date		6/6/2031

Underwritten Revenues	$3,275,400
Underwritten Expenses	$0	Escrows
Underwritten Net Operating Income (NOI)	$3,275,400		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,275,400	Taxes	$37,997	$12,666
Cut-off Date LTV Ratio	57.1%	Insurance	$0	$0
Maturity Date LTV Ratio	57.1%	Replacement Reserve	$0	Springing
DSCR Based on Underwritten NOI / NCF	2.62x / 2.62x	TI/LC	$0	Springing
Debt Yield Based on Underwritten NOI / NCF	9.9% / 9.9%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$33,000,000	100.0%	Loan Payoff	$18,351,206	55.6%
			Return of Equity	14,275,095	43.3
			Closing Costs	335,702	1.0
			Upfront Reserves	37,997	0.1
Total Sources	$33,000,000	100.0%	Total Uses	$33,000,000	100.0%
(1)	The Culver City Fee Property (as defined below) is a leased fee 2.58 acre site located at 6101 West Slauson Avenue in Culver City, California and is 100.0% occupied by Culver City Tenant, LLC (“Culver City Chevrolet”) a full-service automotive dealership.

(2)	The Appraised Value represents the “as-is” appraised value, as of February 26, 2021.

■	COVID-19 Update. As of June 6, 2021, the Culver City Fee property (the “Culver City Fee Property”) is open and operational. Additionally, there have been no rent relief requests or lease modifications by the tenant. The Culver City Fee mortgage loan is not subject to any modification or forbearance requests. The first payment date of the Culver City Fee mortgage loan is July 6, 2021.

The following table presents certain information relating to the sole tenant at the Culver City Fee Property:

Sole Tenant Based on Underwritten Based Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration(4)	Renewal / Extension Options
Culver City Chevrolet	NR/NR/NR	112,199	100.0%	$3,275,400	100.0%	$29.19	5/31/2120	None
Total Occupied		112,199	100.0%	$3,275,400	100.0%	$29.19
Vacant		0	0.0	0	0.0	0.00
Total		112,199	100.0%	$3,275,400	100.0%	$29.19

(1)	Based on the underwritten rent roll dated June 6, 2021.

(2)	Credit ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF are inclusive of contractual rent steps ($95,400) through June 1, 2022 per the tenant’s lease.

(4)	Lease Expiration reflects the 99-year ground lease that was executed at loan origination on June 3, 2021.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #12: CULVer City Fee

The following table presents certain information relating to the lease rollover schedule at the Culver City Fee Property, based on the initial lease expiration date:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028	0	0.0	0.0%	0	0.0	0.00	0
2029	0	0.0	0.0%	0	0.0	0.00	0
2030	0	0.0	0.0%	0	0.0	0.00	0
2031 & Thereafter	112,199	100.0	100.0%	3,275,400	100.0	29.19	1
Vacant	0	0.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	112,199	100.0%		$3,275,400	100.0%	$29.19	1

(1)	Based on the underwritten rent roll dated June 6, 2021.

(2)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF are inclusive of contractual rent steps ($95,400) through June 1, 2022 per the tenant’s lease.

The following table presents certain information relating to historical leasing at the Culver City Fee Property:

Historical Leased %(1)

As of 6/6/2021(2)
100.0%

(1)	Historical information is not available for the Culver City Fee Property as the ground lease was executed upon loan origination.

(2)	Based on the underwritten rent roll dated June 6, 2021.

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Culver City Fee Property:

Cash Flow Analysis

	Underwritten	Underwritten $ per SF
Base Rent	$3,180,000	$28.34
Rent Steps(1)	95,400	0.85
Gross Potential Rent	$3,275,400	$29.19

Vacancy & Credit Loss	0	(0.00)
Effective Gross Income	$3,275,400	$29.19

Real Estate Taxes	$0	$0.00
Insurance	0	0.00
Management Fee	0	0.00
Other Operating Expenses	0	0.00
Total Expenses	$0	$0.00

Net Operating Income	$3,275,400	$29.19
Replacement Reserves	0	0.00
TI/LC	0	0.00
Net Cash Flow	$3,275,400	$29.19

Occupancy	100.0%
NOI Debt Yield	9.9%
NCF DSCR	2.62x

(1)	Includes contractual rent steps through June 1, 2022.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #13: Union Square Mixed Use Portfolio

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	4	Loan Seller		CREFI
Location (City/State)	New York, New York	Cut-off Date Balance		$30,200,000
Property Type(1)	Various	Cut-off Date Balance per SF		$534.26
Size (SF)	56,527	Percentage of Initial Pool Balance		2.8%
Total Occupancy(2)	97.4%	Number of Related Mortgage Loans		None
Owned Occupancy(2)	97.4%	Type of Security		Fee
Year Built / Latest Renovation(1)	Various / Various	Mortgage Rate		3.68000%
Appraised Value(1)	$58,650,000	Original Term to Maturity (Months)		120
Appraisal Date	5/3/2021	Original Amortization Term (Months)		NAP
Borrower Sponsors	Charles Blaichman and Ira Drukier	Original Interest Only Period (Months)		120
Property Management	CBJ Management LLC	First Payment Date		7/6/2021
		Maturity Date		6/6/2031

Underwritten Revenues	$4,285,499
Underwritten Expenses	$2,059,719	Escrows
Underwritten Net Operating Income (NOI)	$2,225,780		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,158,371	Taxes	$126,765	$126,765
Cut-off Date LTV Ratio	51.5%	Insurance	$24,009	$6,002
Maturity Date LTV Ratio	51.5%	Replacement Reserve	$0	$4,239
DSCR Based on Underwritten NOI / NCF	1.98x / 1.92x	TI/LC	$0	$697
Debt Yield Based on Underwritten NOI / NCF	7.4% / 7.1%	Other(3)	$40,862	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$30,200,000	100.0%	Loan Payoff	$29,011,985	96.1%
			Closing Costs	996,378	3.3
			Upfront Reserves	191,637	0.6
Total Sources	$30,200,000	100.0%	Total Uses	$30,200,000	100.0%

(1)	See the “Union Square Mixed Use Portfolio Summary” chart below for the Property Type, Year Built / Latest Renovation and Appraised Values of the individual Union Square Mixed Use Portfolio Properties (as defined below).

(2)	Total Occupancy and Owned Occupancy are as of May 26, 2021 and June 6, 2021, respectively.

(3)	Upfront Other reserves includes a (i) $26,000 Taco Bell Rent Abatement Reserve and a (ii) $14,862 Foot Locker Rent Credit Reserve.

The following table presents certain information relating to the individual Union Square Mixed Use Portfolio properties (the “Union Square Mixed Use Portfolio Properties”):

Union Square Mixed Use Portfolio Summary

Property Name	City	State	Property Type	Year Built/ Renovated	Net Rentable Area (SF)	Occupancy	Allocated Cut-off Date Balance	% of Portfolio Cut-off Date Balance	Appraised Value	% of UW Base Rent
58-60 West 14th Street	New York	New York	Mixed Use	1910/1999	27,201	94.6%	$15,446,511	51.1%	$28,950,000	47.9%
18 East 14th Street	New York	New York	Mixed Use	1900/1999	19,094	100.0%	10,714,897	35.5	21,569,979	36.6
20 East 14th Street	New York	New York	Mixed Use	1910/1999	9,032	100.0%	3,836,542	12.7	7,723,278	13.8
17 East 13th Street	New York	New York	Retail	1910/2021	1,200	100.0%	202,050	0.7	406,743	1.7
Total / Wtd. Avg.					56,527	97.4%	$30,200,000	100.0%	$58,650,000	100.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #13: Union Square Mixed Use Portfolio

The following table presents certain information relating to the multifamily unit mix at the Union Square Mixed Use Portfolio Properties:

Multifamily Unit Mix(1)
Property Name	Unit Type	# of Units	% of Units	Occupied Units(1)	% Occupied	Average Unit Size (SF)(1)	Average Market Rent per Month(2)	In-Place Average Rent per Month(1)
58-60 West 14th Street	1 BR	17	53.1%	16	94.1%	656	$3,600	$3,537
	2 BR	15	46.9%	14	93.3%	803	4,000	3,944
	Total / Wtd. Avg.(3)	32	100.0%	30	93.8%	725	$3,788	$3,727
18 East 14th Street	Loft	2	8.7%	2	100.0%	1,865	5,000	3,119
	Studio	4	17.4%	4	100.0%	482	2,350	2,525
	1 BR	13	56.5%	13	100.0%	596	3,600	3,408
	2 BR	1	4.3%	1	100.0%	841	9,400	9,398
	Dup-2BA	2	8.7%	2	100.0%	582	9,400	3,600
	3 BR	1	4.3%	1	100.0%	933	6,100	6,089
	Total / Wtd. Avg.(3)	23	100.0%	23	100.0%	711	$4,370	$3,623
20 East 14 Street	Loft	3	42.9%	3	100.0%	1,400	5,000	1,965(4)
	Studio	4	57.1%	4	100.0%	408	2,350	2,228
	Total / Wtd. Avg.(3)	7	100.0%	7	100.0%	833	$3,486	$2,115
Portfolio Total / Wtd. Avg.(3)		62	100.0%	60	96.8%	732	$3,969	$3,499

(1)	Based on the underwritten rent roll dated May 26, 2021.

(2)	Source: Appraisal

(3)	Weighted based on the number of total units available for Average Market Rent per Month and number of occupied units for In-Place Average Rent per Month.

(4)	The 20 East 14th Street property contains two rent stabilized lofts (Unit 2R: UW Base Rent $750 and Unit 4: UW Base Rent $544) and one market rent loft unit (Unit 3: UW Base Rent $4,600).

■	COVID-19 Update. As of June 6, 2021, the Union Square Mixed Use Portfolio Properties are open and operational. Three retail tenants at the Union Square Mixed Use Portfolio Properties received rent abatements due to the COVID-19 pandemic. Two of the three tenants are currently paying full unabated rent, with the third tenant expected to begin to pay full unabated rent beginning in July 2021. The Union Square Mixed Use Portfolio mortgage loan is structured with an upfront rent reserve of $26,000, which will be released upon the tenant commencing full unabated rent payments. Approximately 99.0% of UW Rent was paid in May and June 2021. The Union Square Mixed Use Portfolio mortgage loan is not subject to any modification or forbearance requests. The first payment date of the Union Square Mixed Use Portfolio mortgage loan is July 6, 2021.

The following table presents certain information relating to the commercial tenants at the Union Square Mixed Use Portfolio Properties:

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #13: Union Square Mixed Use Portfolio

Commercial Tenants Based on Underwritten Based Rent(1)

Property Name	Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
58-60 West 14th Street	Foot Locker	NR/Ba1/BB+	4,000	35.9%	$705,703	40.2	$176.43	5/31/2029	1, 5-year option
18 East 14th Street	Taco Bell	NR/Ba2/BB	2,000	17.9	504,300	28.7	$252.15	3/31/2035	1, 5-year option
20 East 14th Street	Wendy’s	NR/B3/B+	3,200	28.7	413,508	23.6	$129.22	12/31/2030	2, 5-year options
17 East 13th Street	Sum Yung Gai, LLC	NR/NR/NR	1,200	10.8	72,000	4.1	$60.00	1/31/2033	1, 5-year option
18 East 14th Street	Sha Ran Kim & Sha Ron Kim	NR/NR/NR	750	6.7	59,028	3.4	$78.70	5/31/2023	None
Total Occupied			11,150	100.0%	$1,754,539	100.0%	$157.36
Vacant			0	0.0	0	0.0	0.00
Total(4)			11,150	100.0%	$1,754,539	100.0%	$157.36

(1)	Based on the underwritten rent rolls dated May 26, 2021 and June 6, 2021.

(2)	Credit ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF are inclusive of contractual rent steps per each applicable tenant’s lease (Foot Locker: June 1, 2022; Taco Bell: April 1, 2022, Sha Ran Kim & Sha Ron Kim: June 1, 2022).

(4)	Represents the total associated with the commercial space at the Union Square Mixed Use Portfolio Properties.

The following table presents certain information relating to the lease rollover schedule at the Union Square Mixed Use Portfolio Properties, based on the initial lease expiration date of the commercial tenants shown above:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	750	6.7	6.7%	59,028	3.4	$78.70	1
2024	0	0.0	6.7%	0	0.0	$0.00	0
2025	0	0.0	6.7%	0	0.0	$0.00	0
2026	0	0.0	6.7%	0	0.0	$0.00	0
2027	0	0.0	6.7%	0	0.0	$0.00	0
2028	0	0.0	6.7%	0	0.0	$0.00	0
2029	4,000	35.9	42.6%	705,703	40.2	$176.43	1
2030	3,200	28.7	71.3%	413,508	23.6	$129.22	1
2031 & Thereafter	3,200	28.7	100.0%	576,300	32.8	$180.09	2
Vacant	0	0.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	11,150	100.0%		$1,754,539	100.0%	$157.36	5

(1)	Based on the underwritten rent rolls dated May 26, 2021 and June 6, 2021.

(2)	Reflects the lease information pertaining only to the commercial tenants at the Union Square Mixed Use Portfolio Properties.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF are inclusive of contractual rent steps per each applicable tenant’s lease (Foot Locker: June 1, 2022; Taco Bell: April 1, 2022, Sha Ran Kim & Sha Ron Kim: June 1, 2022).

The following table presents certain information relating to historical leasing at the Union Square Mixed Use Portfolio Properties:

Historical Leased %

2018(1)	2019(1)	2020(1)	As of 5/26/2021 & 6/6/201(2)(3)
89.2%	89.2%	89.2%	97.4%

(1)	Represents the weighted average commercial occupancy per the lease estoppels of the retail tenants at the Union Square Mixed Use Portfolio Properties. Historical information is not available for the multifamily tenants at the Union Square Mixed Use Portfolio Properties.

(2)	Based on the underwritten rent rolls dated May 26, 2021 and June 6, 2021.

(3)	Occupancy is reflective of the weighted average occupancy of the Union Square Mixed Use Portfolio Properties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #13: Union Square Mixed Use Portfolio

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Union Square Mixed Use Portfolio Properties:

Cash Flow Analysis

	2018	2019	2020	TTM 3/31/2021	Underwritten	Underwritten $ per SF
Base Rent	$2,751,952	$2,682,425	$2,369,299	$2,308,004	$2,519,276	$44.57
Vacant Income	0	0	0	0	91,200	1.61
Gross Potential Rent	$2,751,952	$2,682,425	$2,369,299	$2,308,004	$2,610,476	$46.18

Total Other Income	$11,015	$12,172	$7,071	$7,974	$7,947	$0.14
Vacancy & Credit Loss	0	0	0	0	(225,134)	(3.98)
Commercial Income	2,020,711	2,089,701	1,586,344	1,467,527	1,892,210	33.47
Effective Gross Income	$4,783,678	$4,784,297	$3,962,714	$3,783,505	$4,285,499	$75.81

Real Estate Taxes	$1,404,763	$1,444,289	$1,518,545	$1,518,545	$1,448,747	$25.63
Insurance	64,870	69,036	69,026	69,026	68,598	1.21
Management Fee	138,126	138,024	117,323	113,505	128,565	2.27
Other Operating Expenses(1)	478,215	420,183	407,894	467,002	413,808	7.32
Total Expenses	$2,085,974	$2,071,532	$2,112,787	$2,168,078	$2,059,719	$36.44

Net Operating Income(2)	$2,697,704	$2,712,765	$1,849,926	$1,615,427	$2,225,780	$39.38
Replacement Reserves	0	0	0	0	50,685	0.90
TI/LC	0	0	0	0	16,725	0.30
Net Cash Flow	$2,697,704	$2,712,765	$1,849,926	$1,615,427	$2,158,371	$38.18

Occupancy(3)	NAP	NAP	NAP	NAP	95.0%
NOI Debt Yield	8.9%	9.0%	6.1%	5.3%	7.4%
NCF DSCR	2.39x	2.41x	1.64x	1.43x	1.92x

(1)	Other operating expenses consists of repairs and maintenance, utilities, and general and administrative expenses.

(2)	The increase in Net Operating Income from 2020 and TTM 3/31/2021 to Underwritten reflects the increase in commercial income, which accounts for commercial tenants paying full unabated rent amounts and rent increases following rent forgiveness and abatements provided throughout the COVID-19 pandemic.

(3)	Underwritten Occupancy is based on the economic occupancy.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #14: FISKER CORPORATE HEADQUARTERS

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	GSMC
Location (City/State)	Manhattan Beach, California		Cut-off Date Principal Balance	$30,000,000
Property Type	Office		Cut-off Date Principal Balance per SF	$381.97
Size (SF)	78,540		Percentage of Initial Pool Balance	2.7%
Total Occupancy as of 6/1/2021	100.0%		Number of Related Mortgage Loans	None
Owned Occupancy as of 6/1/2021	100.0%		Type of Security	Fee Simple
Year Built / Latest Renovation	1986 / 2015		Mortgage Rate	3.14400%
Appraised Value	$51,100,000		Original Term to Maturity (Months)	120
Appraisal Date Borrower Sponsors Property Management	4/8/2021 Continental Development Corporation Continental Development Corporation		Original Amortization Term (Months) Original Interest Only Period (Months) First Payment Date	NAP 120 6/6/2021
			Maturity Date	5/6/2031

Underwritten Revenues	$3,784,713
Underwritten Expenses	$705,636		Escrows
Underwritten Net Operating Income (NOI)	$3,079,077			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,947,523		Taxes	$0	Springing
Cut-off Date LTV Ratio	58.7%		Insurance	$0	Springing
LTV Ratio at Maturity	58.7%		Replacement Reserve(1)	$0	$1,636
DSCR Based on Underwritten NOI / NCF	3.22x / 3.08x		TI/LC	$0	$6,545
Debt Yield Based on Underwritten NOI / NCF	10.3% / 9.8%		Other(2)	$1,867,475	Springing

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$30,000,000	100.0%	Loan Payoff	$15,000,000	50.0%
			Return of Equity	12,982,762	43.3
			Reserves	1,867,475	6.2
			Closing Costs	149,763	0.5
Total Sources	$30,000,000	100.0%	Total Uses	$30,000,000	100.0%

(1)	The Fisker Corporate Headquarters Loan has a replacement reserve cap of $39,270.
(2)	Other upfront reserves represent an unfunded obligations reserve of approximately $1,867,475 and a critical tenant reserve that will spring during the continuance of a Fisker Corporate Headquarters trigger period caused by Fisker Group Inc. or any tenant under a replacement major lease.

■	COVID-19 Update. As of June 13, 2021, the Fisker Corporate Headquarters property (the “Fisker Corporate Headquarters Property”) is open and operational. The first payment date of the Fisker Corporate Headquarters loan was in June 2021.

The following table presents certain information relating to the sole tenant at the Fisker Corporate Headquarters Property:

Sole Tenant Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
Fisker Group Inc.	NR / NR / NR	78,540	100.0%	$3,640,329	100.0%	$46.35	10/31/2026	1, 5-year option
Total/ Wtd. Avg.		78,540	100.0%	$3,640,329	100.0%	$46.35

(1)	Based on the underwritten rent roll dated February 1, 2021.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Fisker Group received three months of free rent at lease commencement starting February 1, 2021.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #14: FISKER CORPORATE HEADQUARTERS

The following table presents certain information relating to the lease rollover schedule at the Fisker Corporate Headquarters Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	78,540	100.0	100.0%	3,640,329	100.0	$46.35	1
2027	0	0.0	100.0%	0	0.0	$0.00	0
2028	0	0.0	100.0%	0	0.0	$0.00	0
2029	0	0.0	100.0%	0	0.0	$0.00	0
2030	0	0.0	100.0%	0	0.0	$0.00	0
2031	0	0.0	100.0%	0	0.0	$0.00	0
2032 & Thereafter	0	0.0	100.0%	0	0.0	$0.00	0
Vacant	0	0.0	100.0%	NAP	NAP	NAP	NAP
Total	78,540	100.0%		$3,640,329	100.0%	$46.35	1

(1)	Based on the underwritten rent roll dated February 1, 2021.

The following table presents certain information relating to historical occupancy at the Fisker Corporate Headquarters Property:

Historical Leased %(1)

As of 6/1/2021(2)
100.0%

(1)	Historical occupancy is not available at the Fisker Corporate Headquarters Property as the previous tenant filed bankruptcy in April 2020 and subsequently vacated the Fisker Corporate Headquarters Property in October 2020. Fisker Group Inc. executed a lease in October 2020 and took occupancy of the Fisker Corporate Headquarters Property in February 2021.
(2)	Based on the underwritten rent roll dated February 1, 2021.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #14: FISKER CORPORATE HEADQUARTERS

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Fisker Corporate Headquarters Property:

Cash Flow Analysis(1)

	Underwritten	Underwritten $ per SF
Base Rent(2)	$3,640,329	$46.35
Potential Income from Vacant Space	0	0.00
Reimbursements	113,299	1.44
Miscellaneous Income	230,280	2.93
Vacancy & Credit Loss	(199,195)	(2.54)
Effective Gross Income	$3,784,713	$48.19

Real Estate Taxes	$330,000	$4.20
Insurance	15,252	0.19
Management Fee	113,541	1.45
Other Operating Expenses	246,842	3.14
Total Operating Expenses	$705,636	$8.98

Net Operating Income	$3,079,077	$39.20
TI/LC	111,920	1.43
Replacement Reserves	19,635	0.25
Net Cash Flow	$2,947,523	$37.53

Occupancy	100.0%
NOI Debt Yield	10.3%
NCF DSCR	3.08x

(1)	Historical financials are not available as the previous tenant filed bankruptcy in April 2020 and subsequently vacated the property in October 2020. Fisker Group Inc. executed a lease in October 2020 and took occupancy of the Fisker Corporate Headquarters property in February 2021.
(2)	Base Rent reflect the contractual base rent as of June 1, 2021 and include rent steps through June 30, 2022.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #15: CHASE TOWER

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		JPMCB
Location (City/State)	Charleston, West Virginia		Cut-off Date Balance		$28,210,000
Property Type	Office		Cut-off Date Balance per SF		$99.22
Size (SF)	284,310		Percentage of Initial Pool Balance		2.6%
Total Occupancy as of 3/31/2021	87.4%		Number of Related Mortgage Loans		None
Owned Occupancy as of 3/31/2021	87.4%		Type of Security		Fee
Year Built / Latest Renovation	1968 / 2000		Mortgage Rate		3.65700%
Appraised Value(1)	$43,400,000		Original Term to Maturity (Months)(2)		121
Appraisal Date	3/2/2021		Original Amortization Term (Months)		NAP
Borrower Sponsor	Elchonon Schwartz and Simon Singer		Original Interest Only Period (Months)(2)	121
Property Management	Nightingale Realty, LLC		First Payment Date(2)	7/1/2021
			Maturity Date	7/1/2031

Underwritten Revenues	$5,168,928
Underwritten Expenses	$2,605,411			Escrows
Underwritten Net Operating Income (NOI)	$2,563,517			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,560,119		Taxes	$185,359	$35,913
Cut-off Date LTV Ratio	65.0%		Insurance	$0	Springing
Maturity Date LTV Ratio	65.0%		Replacement Reserve	$1,200,000	$4,739
DSCR Based on Underwritten NOI / NCF	2.45x / 2.45x		TI/LC(3)	$4,000,000	Springing
Debt Yield Based on Underwritten NOI / NCF	9.1% / 9.1%		Other(4)	$652,525	$0

	Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$28,210,000	100.0%	Loan Payoff	$17,168,824	60.9%
			Upfront Reserves	6,037,884	21.4%
			Principal Equity Distribution	4,475,822	15.9%
			Closing Costs	527,470	1.9%
Total Sources	$28,210,000	100.0%	Total Uses	$28,210,000	100.0%

(1)	Appraised Value based on the hypothetical condition that approximately $6.0 million would be reserved by the borrower sponsor for outstanding and future tenant improvement and leasing commissions, as well as capital expenditures.
(2)	Under the terms of the related underlying mortgage loan documents, the First Payment Date is in August 2021; however, JPMCB will contribute an initial interest deposit amount to the Issuing Entity on the Closing Date in connection with payment one-month’s interest that would have accrued on the related mortgage loan at the related net mortgage rate with respect to the July 2021 payment date. As such, the Original Term to Maturity (Months), Original Interest Only Period (Months) and First Payment Date have been adjusted to account for a First Payment Date in July 2021 as is reflected in Annex A-1 to the Preliminary Prospectus.
(3)	The TI/LC Escrow is subject to a cap of $1,000,000 (excluding any amounts attributable to tenant termination deposits).
(4)	Upfront Other Escrows consist of (i) approximately $536,537 for outstanding tenant improvement allowances and (ii) $115,988 for outstanding capital expenditures.

■	COVID-19 Update. As of June 1, 2021, the Chase Tower property is open and operational. For March, April and May of 2021, tenants representing 100.0% of net rentable area, have paid rent in-full, with the borrower sponsor having collected approximately 100.0% of underwritten base rent. The first payment date of the Chase Tower loan is in August 2021 (with the borrower sponsor having deposited an initial interest amount in connection with the first payment date in July 2021).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #15: CHASE TOWER

The following table presents certain information relating to the tenants at the Chase Tower property:

Ten Largest Tenants by Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
Steptoe & Johnson PLLC(4)	NR/NR/NR	80,521	28.3%	$1,530,096	31.6%	$19.00	2/28/2023	1, 5-year option
Kay Casto & Chaney, PLLC	NR/NR/NR	19,618	6.9	441,405	9.1	$22.50	6/30/2025	1, 5-year option
Dinsmore & Shohl LLP(5)	NR/NR/NR	19,346	6.8	376,569	7.8	$19.46	5/31/2026	2, 5-year options
Douglas Parking, LLC	NR/NR/NR	29,638	10.4	352,000	7.3	$11.88	2/28/2023	1, 5-year option
Northeast Natural Energy LLC	NR/NR/NR	14,013	4.9	307,295	6.3	$21.93	6/15/2022	None
Brown, Edwards & Company, LLP(6)	NR/NR/NR	15,199	5.3	294,304	6.1	$19.36	8/31/2027	1, 5-year option
Gray, Griffith & Mays	NR/NR/NR	12,454	4.4	253,430	5.2	$20.35	11/30/2021	None
JPMorgan Chase Bank(7)	AA-/A2/A-	10,661	3.7	245,136	5.1	$22.99	9/30/2031	2, 5-year options
Carey, Scott, Douglas &Kessler	NR/NR/NR	6,968	2.5	149,986	3.1	$21.53	12/31/2025	None
Hissam Forman Donovan Richie PLLC	NR/NR/NR	6,960	2.4	131,335	2.7	$18.87	5/31/2023	None
Ten Largest Owned Tenants		215,378	75.8%	$4,081,556	84.3%	$18.95
Remaining Tenants		33,238	11.7	759,013	15.7	$22.84
Vacant		35,694	12.6	NAP	NAP	NAP
Total / Wtd. Avg.		284,310	100.0%	$4,840,569	100.00%	$19.47

(1)	Based on the underwritten rent roll dated March 31, 2021.

(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF is inclusive of contractual rent steps through September 2022 totaling approximately $28,505.

(4)	Steptoe & Johnson PLLC leases 80,521 square feet of which (i) 64,949 square feet is office space leased at $22.00 PSF and (ii) 15,572 square feet is storage space leased at $6.50 PSF.

(5)	Dinsmore & Shohl LLP leases 19,346 of which (i) 18,596 is office space with a May 2026 lease expiration with two, five-year renewal options and (ii) 750 square feet is storage space leased on a month to month basis.

(6)	Brown, Edwards & Company, LLP leases 15,199 square feet of which (i) 8,507 square feet expires in August 2027 and (ii) 6,692 square feet expires in October 2022.

(7)	JPMorgan Chase Bank has the one time right to terminate its lease effective September 2027 with 12 months prior written notice and payment of a termination fee.

The following table presents certain information relating to the lease rollover schedule at the Chase Tower property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	# of Expiring Leases
MTM	428	0.2%	0.2%	$3,424	0.1%	$8.00	1
2021	12,454	4.4	4.5%	253,430	5.2	$20.35	1
2022	26,737	9.4	13.9%	566,657	11.7	$21.19	4
2023	122,221	43.0	56.9%	2,163,796	44.7	$17.70	9
2024	5,500	1.9	58.9%	114,444	2.4	$20.81	1
2025	34,514	12.1	71.0%	762,951	15.8	$22.11	4
2026	21,549	7.6	78.6%	422,409	8.7	$19.60	2
2027	8,507	3.0	81.6%	157,380	3.3	$18.50	1
2028	6,045	2.1	83.7%	150,941	3.1	$24.97	1
2029	0	0.0	83.7%	0	0.0	$0.00	0
2030	0	0.0	83.7%	0	0.0	$0.00	0
2031	10,661	3.7	87.4%	245,136	5.1	$22.99	1
2032 and Thereafter	0	0.0	87.4%	0	0.0	$0.00	0
Vacant	35,694	12.6	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	284,310	100.0%		$4,840,569	100.0%	$19.47	25

(1)	Based on the underwritten rent roll dated March 31, 2021.
(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Expiration Schedule.
(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF are inclusive of contractual rent steps through September 2022 totaling approximately $28,505.

The following table presents certain information relating to historical leasing at the Chase Tower property:

Historical Leased%(1)

2018	2019	2020	As of 3/31/2021(2)
87.9%	91.2%	94.1%	87.4%

(1)	Historical occupancies are as of December 31 of each respective year unless otherwise specified.
(2)	Based on the underwritten rent roll dated March 31, 2021.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #15: CHASE TOWER

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Chase Tower property:

Cash Flow Analysis

	2018	2019	2020	Underwritten	Underwritten $ per SF
Base Rent(1)	$4,122,357	$4,231,624	$4,358,881	$4,840,569	$17.03
Vacant Income	0	0	0	738,081	2.60
Gross Potential Rent	$4,122,357	$4,231,624	$4,358,881	$5,578,650	$19.62

Total Reimbursements	411,345	471,357	515,668	170,981	0.60
Total Other Income	180,860	151,235	157,543	180,000	0.63
Vacancy & Credit Loss	0	0	0	(760,703)	(2.68)
Effective Gross Income	$4,714,562	$4,854,216	$5,032,092	$5,168,928	$18.18

Real Estate Taxes	376,560	397,723	418,938	430,955	1.52
Insurance	61,401	68,053	91,151	102,724	0.36
Management Fee	186,384	174,959	219,944	155,068	0.55
Other Operating Expenses	1,937,932	1,957,986	1,957,553	1,916,664	6.74
Total Expenses	$2,562,277	$2,598,721	$2,687,586	$2,605,411	$9.16

Net Operating Income	2,152,285	2,255,495	2,344,506	2,563,517	9.02
Capital Expenditures(2)	0	0	0	(400,000)	(1.41)
TI/LC	0	0	0	346,536	1.22
Replacement Reserves	0	0	0	56,862	0.20
Net Cash Flow	$2,152,285	$2,255,495	$2,344,506	$2,560,119	$9.00

Occupancy(3)	87.9%	91.2%	94.1%	86.8%
NOI Debt Yield	7.6%	8.0%	8.3%	9.1%
NCF DSCR	2.06x	2.16x	2.24x	2.45x

(1)	Base Rent is inclusive of contractual rent steps through September 2022 totaling approximately $28,505.
(2)	Underwritten Capital Expenditures represents a 10% credit for the $4.0 million upfront TI/LC reserve.
(3)	Underwritten Occupancy is based on the underwritten rent roll dated March 31, 2021.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc., Siebert Williams Shank & Co., LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.